December 31, 2000






                                 Annual
                                    Report










                                                             PACIFIC SELECT FUND

                               TABLE OF CONTENTS

     PACIFIC SELECT FUND
     Chairman's Letter...................................................... A-1

     Performance Discussion................................................. A-2

     Independent Auditors' Report........................................... B-1

     Financial Statements:

       Statements of Assets and Liabilities................................. B-2

       Statements of Operations............................................. B-5

       Statements of Changes in Net Assets.................................. B-8

     Financial Highlights................................................... C-1

     Schedules of Investments and Notes..................................... D-1

     Notes to Financial Statements.......................................... E-1

     Special Meetings of Shareholders....................................... F-1

                              PACIFIC SELECT FUND
Dear Shareholders:

 We are pleased to share with you the Pacific Select Fund (the "Fund") Annual Report dated December 31, 2000. The Fund is the underlying investment vehicle for variable life insurance policies and variable annuity contracts offered by Pacific Life Insurance Company ("Pacific Life") and its subsidiaries.

 Pacific Life, as adviser to the Fund (the "Adviser"), manages two of the Portfolios of the Fund and has engaged other firms to serve as Portfolio Managers, under Pacific Life's supervision, for twenty of the Portfolios of the Fund included in this report, as listed below:


                         Portfolio Manager                               Portfolio
 -----------------------------------------------------------------------------------------
   Alliance Capital Management L.P. (Alliance Capital)            Aggressive Equity
                                                                  Emerging Markets
 -----------------------------------------------------------------------------------------
   Capital Guardian Trust Company (Capital Guardian)              Diversified Research
                                                                  Small-Cap Equity
                                                                  (formerly Growth)
                                                                  International Large-Cap
 -----------------------------------------------------------------------------------------
   Goldman Sachs Asset Management (Goldman Sachs)                 Equity
                                                                  I-Net Tollkeeper
 -----------------------------------------------------------------------------------------
   J.P. Morgan Investment Management Inc. (J.P. Morgan)           Multi-Strategy
                                                                  Equity Income
 -----------------------------------------------------------------------------------------
   Janus Capital Corporation (Janus)                              Strategic Value
                                                                  Growth LT
                                                                  Focused 30
 -----------------------------------------------------------------------------------------
   Lazard Asset Management (Lazard)                               Mid-Cap Value
 -----------------------------------------------------------------------------------------
   Mercury Asset Management US (Mercury)                          Equity Index
                                                                  Small-Cap Index
 -----------------------------------------------------------------------------------------
   Morgan Stanley Asset Management (Morgan Stanley)               REIT
    (effective January 1, 2001, the International Value Portfolio International Value
    will be managed by Lazard)                                    (formerly International)
 -----------------------------------------------------------------------------------------
   Pacific Investment Management Company (PIMCO)                  Government Securities
                                                                  Managed Bond
 -----------------------------------------------------------------------------------------
   Pacific Life                                                   Money Market
                                                                  High Yield Bond
 -----------------------------------------------------------------------------------------
   Salomon Brothers Asset Management Inc (Salomon)                Large-Cap Value


 The Adviser, with input from each of these Portfolio Managers, has prepared the attached discussion of the results for each Portfolio for the period from January 1, 2000 to December 31, 2000, and the anticipated outlook for 2001.

 We look forward to continued growth in assets in 2001 and beyond.

Sincerely,


/s/ THOMAS C. SUTTON

Thomas C. Sutton
Chairman of the Board
Pacific Select Fund

                  PACIFIC SELECT FUND PERFORMANCE DISCUSSION


Aggressive Equity Portfolio
---------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Aggressive Equity Portfolio returned -21.06%**, compared to a 4.27%* return for the Russell 2500 Index, and a -16.10%* return for the Russell 2500 Growth Index. The Russell 2500 Growth Index has been added due to the Portfolio's growth style of investing.

                            Performance Comparison
                            ----------------------

_______  Aggressive Equity Portfolio
-------  Russell 2500 Index
_______  Russell 2500 Growth Index
-------  S&P 500 Index

                                                 Russell
                   Aggressive     Russell        2500           S&P
                   Equity         2500           Growth         500
                   Portfolio      Index          Index          Index
4/30/96            $10,000        $10,000        $10,000        $10,000
6/30/96            $10,555        $10,416        $10,511        $10,449
9/30/96            $10,868        $10,651        $10,655        $10,772
12/31/96           $10,786        $11,245        $10,755        $11,670
3/31/97            $ 9,481        $10,868        $ 9,894        $11,983
6/30/97            $10,573        $12,510        $11,502        $14,075
9/30/97            $12,156        $14,305        $13,416        $15,129
12/31/97           $11,194        $13,983        $12,342        $15,564
3/31/98            $12,855        $15,417        $13,717        $17,735
6/30/98            $12,661        $14,774        $13,048        $18,320
9/30/98            $10,728        $11,957        $10,150        $16,497
12/31/98           $12,673        $14,037        $12,724        $20,011
3/31/99            $13,115        $13,373        $12,590        $21,008
6/30/99            $14,382        $15,566        $14,706        $22,489
9/30/99            $12,921        $14,562        $14,196        $21,085
12/31/99           $16,140        $17,427        $19,783        $24,223
3/31/00            $14,643        $16,729        $18,416        $23,579
6/30/00            $14,733        $18,419        $21,206        $24,119
9/30/00            $15,268        $18,861        $20,583        $23,885
12/31/00           $12,739        $18,171        $16,600        $22,014

        Average Annual Returns for the Periods Ended December 31, 2000
        --------------------------------------------------------------

                                            1 Year  3 Years
                                            ------- -------
 Aggressive Equity Portfolio**
 (Operations commenced less than 5 years)   -21.06%  4.41%
 Russell 2500 Index*                          4.27%  9.12%
 Russell 2500 Growth Index*                 -16.10% 10.38%
 S&P Index*                                  -9.11% 12.26%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The twelve-month period ending December 31, 2000 was an extremely volatile time for the domestic equity market. From January through March, extremely expensive technology stocks rose rapidly without any apparent attention to valuation. Sticking to its historical valuation discipline, the Portfolio did not actively invest in many of these stocks. As a result, relative performance of the Portfolio suffered over this time frame. From early March through the end of September, many of these high flyers sold off sharply, with declines in many cases exceeding 50%. Limited exposure to these ultra high price/earnings (P/E) stocks helped relative performance during this period.

   In the fourth quarter, investors continued to sell growth stocks in favor of more attractively priced value stocks. While this trend has persisted for three quarters, the relative underperformance of growth versus value was particularly pronounced during the fourth quarter. During this period, small-capitalization growth stocks underperformed their value counterparts by more than 25 percentage points. This made for a particularly challenging environment, given the Portfolio's significant growth bias. Despite these challenges, strong stock selection and a modest underweight in technology combined with a modest overweight in healthcare drove strong relative performance during the fourth quarter.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: For the first nine months of the year, the best performing groups were financial, energy, and healthcare stocks. In the financial area, Legg Mason, and Associates First Capital, which has been acquired by Citigroup Inc., were strong performers. In the energy and healthcare sectors, holdings in Diamond Offshore, Kerr-McGee Corp. and Health Management Associates contributed positively to performance. The large holdings in NTL Incorporated, United Global Com Inc. and Global TeleSystems declined shortly during the period. The Portfolio's underweight in technology and zero exposure to the Internet bubble hurt performance in the first quarter and helped in the subsequent two quarters.

   In the fourth quarter, all sectors, with the exception of consumer, contributed positively to the quarter's strong performance. As for absolute performance, health care provided by far the biggest boost to returns, with sizeable holdings such as Priority Healthcare Corp., Laboratory Corporation of America Holdings, and Universal Health Services all closing out the quarter near their 52-week highs. Other strong contributors during the period included ChoicePoint Inc., a provider of information-based decision-making services, and Greater Bay Bancorp, a northern California bank holding company.

   The poorest performing group within the Portfolio was telecommunications, which performed disappointingly despite coming through with generally good fundamental results. The best performing groups were financial, energy, and selected healthcare stocks. Despite a below benchmark weighting, disappointing technology stock performance negatively impacted the Portfolio's absolute returns during the 4th quarter. Natural Microsystems Corp. and Foundry Networks were two notable disappointments that not only suffered from the multiple compression felt across most of technology but
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

also failed to meet investor expectations during the quarter. Both stocks have since been sold. Outside of technology, disappointing quarterly results at CDW Computer Centers Inc. and a sharp sell-off in biotechnology-related stocks, such as Genomic Solutions Inc., also hurt the Portfolio's absolute returns.

Q: What is your outlook for 2001?

A: Following more than a year of rising interest rates, company fundamentals across many sectors of the economy have begun to show material signs of weakness. Earnings disappointments and downward estimate revisions have become significantly more widespread and multiples have compressed in anticipation of continued sluggishness. While we at Alliance Capital believe growth rates and profits may remain under pressure over the near-term, we are optimistic that the Fed's recent 50 basis point rate cut, combined with anticipated future cuts, will help to drive improved fundamentals later in 2001. We believe that this environment will prove particularly favorable for small-capitalization growth stocks, which have historically benefited disproportionately from declining interest rates and accelerating economic activity.

   As for current Portfolio positioning, the Portfolio's sector bets remain largely in line with those of the Russell 2500 Growth Index. The Portfolio remains modestly overweight in healthcare and modestly underweight in technology and financial services. Given the economic slowdown discussed above, the Portfolio remains heavily invested in companies perceived to be well positioned to weather a slowdown. That said, the team has aggressively begun to diligently seek out stocks that will outperform in 2001 as a more favorable interest rate environment drives improved economic activity.

Emerging Markets Portfolio
--------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Emerging Markets Portfolio returned -35.69%**, compared to a -30.61% return for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

                             Performance Comparison
                             ----------------------

_____  Emerging Markets Portfolio
-----  MSCI EMF Index

                             Emerging      MSCI
                             Markets       EMF
                             Portfolio     Index
 4/30/96                     $10,000       $10,000
 6/30/96                     $10,188       $10,417
 9/30/96                     $ 9,820       $10,041
12/31/96                     $ 9,677       $ 9,980
 3/31/97                     $10,455       $10,824
 6/30/97                     $11,127       $11,751
 9/30/97                     $10,360       $10,696
12/31/97                     $ 9,513       $ 8,822
 3/31/98                     $ 9,748       $ 9,369
 6/30/98                     $ 8,279       $ 7,158
 9/30/98                     $ 6,203       $ 5,582
12/31/98                     $ 6,961       $ 6,586
 3/31/99                     $ 7,582       $ 7,406
 6/30/99                     $ 9,044       $ 9,213
 9/30/99                     $ 8,450       $ 8,738
12/31/99                     $10,689       $10,961
 3/31/00                     $11,171       $11,185
 6/30/00                     $ 9,809       $ 9,978
 9/30/00                     $ 8,212       $ 8,681
12/30/00                     $ 6,875       $ 7,525

           Average Annual Returns for Periods Ended December 31, 2000
           ----------------------------------------------------------

                                            1 Year  3 Years
                                            ------- -------
 Emerging Markets Portfolio**
 (Operations commenced less than 5 years)   -35.69% -10.26%
 MSCI EMF Index                             -30.61%  -4.83%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The year 2000 was a very difficult one for the emerging markets and particularly for the Asian region. The weak euro dollar, high oil prices and slowing global growth kept sentiment towards the emerging markets poor. The sell-off on NASDAQ and concerns over a slowing U.S. economy contributed to Asia putting in the worst performance of the three regions. Latin America was by far the best performing region as Brazil, Chile and Mexico experienced improving domestic environments, and the lack of a technology sector insulated Latin America from the NASDAQ related sell-off. The Portfolio benefited from an overweight bias toward Latin America with an underweighting in the other two regions starting in May of 2000. Our stock selection in Latin America, particularly among the banks and consumer stocks, helped the Portfolio's performance over the year. On the other hand, the technology holdings in India, Korea and Taiwan hurt the Portfolio's performance. Although holdings in the telecommunications sector in the Eastern Europe, Middle East and Africa (EMEA) regions hurt performance, technology holdings in Israel and South Africa benefited.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: The sectors which performed well in Latin America were the banks and consumer sectors. Stocks which
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

performed well in the banking sector were the Brazilian bank, Banco Itau SA PN, and the Mexican bank, Groupo Financiero Banort. In the consumer sector, Brazilian beverage company, AMBEV had strong performance, as did the Brazilian retailer Pao de Acucar CIA, ADR, the Mexican retailer Wal-Mart de Mexico SA and the Chilean retailer Distribucion Y Servicio D&S SA ADR. In contrast, the telecommunications sector did poorly in Latin America.

   The Asian technology sector had poor performance in 2000, including software stocks in India and semiconductor and equipment manufacturers in Taiwan and Korea. Poor performers in Taiwan were Taiwan Semiconductor Co. Ltd. ADR, Giga-Byte Technology Co. Ltd., GDR Asustek Computer Inc. and Hon Hai Precision Industry Co. Ltd. In Korea Dacom and Samsung Electronics Co. were particularly poor performers.

   Telecommunications stocks were weak throughout the EMEA region, particularly the Greek company Stet Hellas Telecommunications and the Egyptian cellular company Mobinil-Egyptian Mobile. The Portfolio saw good performance from the Israeli software company Check Point Software Technology Ltd. and the South African supplier of connectivity systems Dimension Data Holdings PLC.

Q: What is your outlook for 2001?

A: We at Alliance Capital think that the tables have turned for the emerging markets and we are now much more sanguine about their prospects. The show of commitment from the International Monetary Fund (IMF), the stronger euro dollar and weaker oil prices all bode well for the emerging markets. Although it is clear that global growth is continuing to slow, especially in the U.S., we don't expect a hard landing. Euroland, in particular, should continue to enjoy modest growth. Furthermore, we think that the recent aggressive rate cuts by the Fed are just the start of a broad trend towards monetary loosening. This loosening should take the pressure out of the system and, hopefully, will be early enough in the cycle to keep the global economy from slowing too dramatically. Furthermore, valuations look very attractive across the emerging markets.

   Although we are inclined towards regional neutrality, we think that we could see further weakness in the technology sector and feel comfortable with a continuing bias towards Latin America and away from Asia. Although the loosening monetary policy should be helpful to Asia, technology stocks need growth to fuel their earnings and drive their performance. Asian technology stocks are particularly dependent on the U.S. economy for top-line growth. Needless to say, we are watching the situation very carefully.

Diversified Research Portfolio
-----------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: The Diversified Research Portfolio commenced operations on January 3, 2000. For the period since inception through December 31, 2000, the Portfolio returned 10.21%**, compared to a -9.11%* return for the Standard and Poor's 500 Composite Stock Price Index (S&P 500 Index) for the period of January 1, 2000 through December 31, 2000.

                            Performance Comparison
                            ----------------------

_______  Diversified Research Portfolio
-------  S&P 500 Index

               Diversified     S&P
               Research        500
               Portfolio       Index
 1/30/00       $10,000         $10,000
 3/31/00       $10,916         $10,229
 6/30/00       $11,122         $ 9,957
 9/30/00       $11,034         $ 9,860
12/31/00       $11,021         $ 9,088

              Total Returns for the Year Ended December 31, 2000
              --------------------------------------------------

                                           1 Year
                                           ------
Diversified Research Portfolio**
 (Operations commenced on January 3, 2000) 10.21%
S&P Index*                                 -9.11%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: After a fairly strong start to the year, stock prices began to tumble in late March with technology related stocks leading the way. After a brief rally in August, signs of an economic slowdown signaled by higher energy prices and higher short-term interest rates, placed earnings forecasts under suspicion. Spending by consumers and corporations leveled off, and investors were reminded of the cyclical nature of technology stocks.
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

   On the plus side, the energy and oil services sectors continued to do well on the back of high oil prices, and banking and financial services companies advanced on news of additional consolidation and the growing view that short-term interest rates had peaked. While the aggregate numbers looked bleak, not all stocks were down. Companies in traditionally defensive businesses provided healthy returns. Companies that typically perform well in the early stages of an economic cycle also had a decent year.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: During the year we reduced the Portfolio's weighting in information technology and increased its holdings in consumer stocks such as beverages and food products. While the former was helpful to the Portfolio's performance, Capital Guardian's stock selection in consumer staples did not help. One exception to this was PepsiCo Inc., which delivered solid returns throughout the year. PepsiCo experienced the growth of its Frito-Lay division in international markets and Frito-Lay now accounts for almost 60% of company sales. We also like PepsiCo's direct store delivery system, which is a strong weapon against competitors.

   Holdings in financial services also contributed to performance for the year, including Washington Mutual Inc. This company is the largest thrift bank in the U.S. and has a large percentage of its Portfolio in adjustable-rate mortgages. Any interest rate cuts would magnify improvements in net interest margins and could lead to positive earnings surprises. Washington Mutual Inc. also made two attractive acquisitions in 2000, and its strong credit quality and healthy reserves should protect it in the event of an economic downturn.

   Healthcare was also an area of success for the Portfolio this year. Companies like AstraZeneca PLC, Pfizer Inc., Medtronic Inc. and Forest Laboratories, Inc. all had a significant impact on the Portfolio's performance for the year.

   Disappointments for the year included many consumer discretionary companies, particularly media related companies. Holdings like Viacom Inc., Fox Entertainment Group Inc. and Time Warner Inc. were among these disappointments. Liberty Media Group, which is expected to spin off from AT&T Corp., also hindered returns for the year. This company is primarily a global collection of media assets. They also have telecommunications and Internet assets, which are outside the company's core competency and have gone through a tough period in 2000. In addition to a decline in Liberty Media's net asset value, investors have reduced the premium they had placed on the stock. We take the opposite view and remain confident that John Malone and his management team will continue to successfully invest in fast-growing businesses and make a profit over the long term.

Q: What is your outlook for 2001?

A: We at Capital Guardian continue to be concerned about the technology, media, and telecommunications areas, and another downturn would not surprise us. Earnings estimates may be lowered further given the cooler economic environment. We do believe, however, the long-term prospects for many of these companies are good and we are likely to buy selected stocks on weakness. Another potential negative in the first quarter of 2001 will be extremely difficult earnings comparisons. We will continue to focus on companies that are able to deliver earnings and do not disappoint market expectations.

   On the positive side, many companies outside the technology, media, and telecommunications areas are recovering from several years of underperformance and are likely to benefit from the Fed easing in the first quarter. Many of these companies will be helped by a relatively benign environment and by the redistribution of assets away from technology. We will continue to carefully evaluate companies in every industry on a stock-by-stock basis, through our fundamental research, looking for successful restructuring stories, strong management teams, and the ability to deliver visible earnings.

Small-Cap Equity Portfolio
--------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Small-Cap Equity Portfolio (formerly the Growth Portfolio) returned -22.41%**, compared to a -3.02%* return for the Russell 2000 Index and a -9.11%* return for the S&P 500 Index.
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

                            Performance Comparison
                            ----------------------

________  Small-Cap Equity Portfolio
--------  Russell 2000 Index
________  S&P 500 Index


                 Small-Cap            Russell         S&P
                 Equity               2000            500
                 Portfolio            Index           Index
 1/31/91         $10,000              $10,000         $10,000
 3/31/91         $10,185              $10,444         $11,102
 6/30/91         $ 9,887              $10,282         $11,070
 9/30/91         $10,416              $11,120         $11,658
12/31/91         $11,509              $11,757         $12,635
 3/31/92         $11,960              $12,639         $12,320
 6/30/92         $11,651              $11,777         $12,549
 9/30/92         $12,171              $12,115         $12,943
12/31/92         $13,871              $13,922         $13,597
 3/31/93         $14,763              $14,517         $14,194
 6/30/93         $14,893              $14,833         $14,258
 9/30/93         $16,089              $16,129         $14,617
12/31/93         $16,910              $16,552         $14,958
 3/31/94         $16,003              $16,113         $14,394
 6/30/94         $15,494              $15,485         $14,449
 9/30/94         $16,159              $16,560         $15,152
12/31/94         $15,136              $16,250         $15,148
 3/31/95         $16,076              $16,999         $16,629
 6/30/95         $17,234              $18,592         $18,217
 9/30/95         $18,878              $20,429         $19,673
12/31/95         $19,034              $20,872         $20,857
 3/31/96         $20,409              $21,936         $21,975
 6/30/96         $21,488              $23,033         $22,962
 9/30/96         $22,281              $23,112         $23,671
12/31/96         $23,529              $24,313         $25,645
 3/31/97         $23,174              $23,056         $26,333
 6/30/97         $27,748              $26,796         $30,930
 9/30/97         $33,467              $30,783         $33,247
12/31/97         $30,652              $29,752         $34,201
 3/31/98         $34,223              $32,745         $38,972
 6/30/98         $32,475              $31,219         $40,258
 9/30/98         $24,145              $24,929         $36,253
12/31/98         $31,478              $28,995         $43,975
 3/31/99         $31,361              $27,423         $46,164
 6/30/99         $36,241              $31,687         $49,419
 9/30/99         $36,335              $29,685         $46,335
12/31/99         $46,433              $35,158         $53,230
 3/31/00         $51,731              $37,648         $54,449
 6/30/00         $48,937              $36,191         $53,001
 9/30/00         $44,675              $36,592         $52,486
12/31/00         $36,030              $34,064         $48,377

        Average Annual Returns for the Periods Ended December 31, 2000
        --------------------------------------------------------------

                              1 Year  5 Years 10 Years
                              ------- ------- --------
Small-Cap Equity Portfolio**  -22.41% 13.61%   15.85%
Russell Index*                 -3.02% 10.31%   15.53%
S&P Index*                     -9.11% 18.35%   17.46%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: For small-capitalization stocks, the first six months of 2000 were an especially wild ride, with the healthcare, biotechnology, and semiconductor sectors serving as the big drivers up and down.

   While growth-oriented small-capitalization stocks were the big winners in 1999, in early 2000 the picture was more mixed and value stocks became more resilient. Energy related stocks were up, due to extremely high oil prices and continued good global demand. Healthcare stocks had a good showing, as an improving regulatory outlook for the hospital industry has helped the entire sector to advance. Technology, media and telecommunication stocks fell about 15.21% overall, while Internet related stocks in the Russell 2000 Index posted big gains in June but not enough to overcome earlier declines, falling 27.42%* over the six-month period.

   After trimming some positions in the Portfolio due to extended valuations in February and March, the Portfolio was a significant net buyer of technology, media and telecommunication shares during periods of weakness, especially during the second quarter amid the NASDAQ/technology sell-off. Capital Guardian was encouraged to see that valuations for many technology related companies were knocked down to more reasonable levels, and we took advantage of the market volatility to acquire stocks that we had liked but had considered too expensive. In particular, we were buyers of high-quality Internet stocks, namely those companies with real franchises, sustainable business models, good balance sheets and compelling valuations. During the first six months, although we trimmed Portfolio holdings in a few stocks that had done quite well, the Portfolio continued to hold overweight positions in semiconductor capital equipment manufacturers and chip makers, software and telecommunications equipment, and media. Conversely, the Portfolio was underweight in financials, Real Estate Investment Trusts (REITs), and electric utilities, areas in which we saw poor-to-eroding fundamentals and deceptively cheap valuations. Overall good stock selection, even in unattractive sectors, contributed to better-than-index returns for the Portfolio in the first half of the year.

   Stock prices began to tumble later in the year as the economy slowed abruptly due to higher energy prices, higher short-term interest rates, and uncertainty about the presidential election. Spending by consumers and corporations leveled off, and investors were reminded of the cyclical nature of technology stocks. As a result, the NASDAQ Composite Index lost one-third of its value over the fourth quarter, capping off its worst year ever, and making the Russell 2000 Index's -6.91%* return and the S&P 500's -7.83%* loss over the quarter look small by comparison.

   Much of the drop in the Russell 2000 Index can be attributed to a precipitous fall in the technology sector, which lost more than 40% in the fourth quarter alone, as many companies fell short of earnings expectations or provided downward forecasts for future quarters. Hardest hit were companies in computer networking, software, hardware, and semiconductor manufacturing, which fell on reports of a steep decline in personal computer demand growth. Biotechnology and Internet related stocks also posted big declines. One sector that bucked the trend of downward earnings revisions was energy, which was the fourth quarter's best-performing sector, up 17% due mostly to sustained high oil and gas prices.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: The first half of 2000 will probably be remembered as the peak of two manias. The first was dot.com mania, and the second was biotechnology mania. Internet stocks, especially the pure dot.coms, were star performers through 1999 as the market fully grasped the future growth potential of the Internet. During 1999, the market

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

wasn't discriminating among Internet companies, therefore everything related to the Internet went up in value. Valuations ultimately reached levels that many people began to question as 1999 ended. By the end of March 2000, the market realized that while Internet usage is and will continue to grow exponentially, not every company building a business on the Internet will be a success. The Internet correction in April was violent, broad and overdue. The technology areas in which the Portfolio is, and continues to be, overweight are the semiconductor chip and semiconductor equipment companies. All the communications gear being bought by the world's telecommunication companies to upgrade their networks, and all the devices we'll use to gain access to those networks, are built of chips. We still firmly believe that those semiconductor companies that can create chips that allow routers, switches, base stations, or handsets to work better, faster, cheaper, and more reliably will enjoy a booming demand going forward, and we continue to hold them in the Portfolio.

   An area of the Portfolio that produced several big winners in 2000 was biotechnology. The original biotechnology boom of 1991 was in many ways similar to the dot.com boom of 1999: in both cases the phenomenal long-term potential of the sector caused the stock market to fall in love with any company that could claim to be part of it, and in both cases the blind love lasted only about a year before the market began to weed out the winners. In late 1999 and early 2000 we saw the second coming of biotechnology, driven by the success of the human genome project. The mapping of the complete human genome is a critical step toward developing useful (and thus profitable) biotechnology products. However, most biotechnology firms are research companies with a limited number of compounds in testing--few yet have large revenues or profits today. Consequently the group remains very volatile. Biotechnology winners for the year in the Portfolio included COR Therapeutics Inc. and Protein Design Labs Inc.

   As we entered into the second half of the year, the Portfolio's overweighting in technology, media and biotechnology companies hurt relative performance significantly. An over-simplified, but accurate, summary might be to say that the biotechnology bubble burst in the second quarter, technology got hit in the third quarter, and most everything got whacked in the fourth quarter. In retrospect, we should have trimmed its positions in the technology, biotechnology and telecommunications sectors sooner. Although we began reducing some of the biotechnology and semiconductor holdings in the second half of the year, we did not trim diversified telecommunication stocks, and this hurt the performance of the Portfolio, with stocks such as Focal Communications Corp., Intermedia Communications and Viatel Inc. all posting negative returns for the year.

   Although many semiconductor equipment stocks were punished during the latter part of the year, some continued to do quite well, particularly those with proprietary technology. One such company is EMCORE Corp., the largest holding in the Portfolio as of December 31, 2000. EMCORE Corp. is a leading producer of systems used in the manufacture of compound semiconductor wafers, which are critical in 3G (third generation) wireless systems. We remain very excited about this company and believe that it is well-positioned to benefit from skyrocketing demand as the world's wireless telecommunications systems fully develop.

   The Portfolio's second largest holding at year-end, Anaren Microwave Inc., continues to tell a compelling story. Anaren designs and manufactures microwave-signal processing devices used in wireless and satellite communications, as well as defense electronics. Their technology is necessary for broadband wireless, and all of the telecommunications equipment makers are licensing it. We believe that demand for the intelligence embedded in their chips will increase dramatically with the wireless "explosion", and that Anaren will be a big winner going forward.

   A positive contributor to performance in the last half of the year was the Portfolio's holdings in the financial services sector, especially insurance companies, banks, and investment management companies, which enjoyed the benefit of market rotation into more stable sectors. These holdings included banks such as Commerce Bancorp Inc. NJ, IndyMac Mortgage Holdings Inc., and insurance companies such as Everest Re Group Ltd., Fidelity National Financial Inc. and First American Financial Corp. These interest-rate-sensitive stocks also were helped by the growing belief that the Fed would move to lower rates in early 2001.

Q: What is your outlook for 2001?

A: From a top-down perspective, small-cap stocks still represent good value relative to large caps, and continue to trade at a large discount to them. On average, companies in the Russell 2000 Index have twice the earnings growth rate and comparatively better earnings quality, yet they still sell at a large discount to the S&P 500 Index. The rebalancing of the Russell 2000 Index on June 30, 2000 resulted in a higher level of earnings growth rate of the reconstituted index, as several large companies left the index and smaller, faster-growing companies replaced them. A renewed interest in initial public offerings, after many companies had postponed offerings in 2000, suggests that the market is prepared to be more

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

discriminating, and well-run smaller companies can still access the capital markets to grow and prosper.

   We at Capital Guardian believe the recent volatility in the small-cap universe is short-term oriented and not related to the quality of individual companies within the universe. However, as we move into 2001, it will become increasingly important for us to identify companies with the best proprietary technology, those that will really be able to respond to the public demand for cutting edge technology. Looking forward three to five years, we are confident that the technology, media, and biotechnology companies in the Portfolio are positioned to deliver superior results despite near-term volatility, and we are enthusiastic about the potential for earnings growth of the Portfolio's individual holdings. With financial services stocks having recently performed well, we would expect to reduce the Portfolio's holdings in some of these stocks.

International Large-Cap Portfolio
---------------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: The International Large-Cap Portfolio commenced operations on January 3, 2000. For the period since inception through December 31, 2000, the Portfolio returned -21.51%**, compared to a -13.96%* return for the MSCI Europe, Australasia, Far East (MSCI EAFE) Index for the period from January 1, 2000 through December 31, 2000.

                             Performance Comparison
                             ----------------------

________  International Large-Cap Portfolio
--------  MSCI EAFE Index

                       International     MSCI
                       Large-Cap         EAFE
                       Portfolio         Index
  1/3/00               $10,000           $10,000
 3/31/00               $ 9,674           $ 9,995
 6/30/00               $ 9,375           $ 9,605
 9/30/00               $ 8,402           $ 8,836
12/31/00               $ 7,849           $ 8,604

               Total Returns for the Year Ended December 31, 2000
               --------------------------------------------------

                                           1 Year
                                           -------
International Large-Cap Portfolio**
 (Operations commenced on January 3, 2000) -21.51%
MSCI EAFE Index*                           -13.96%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Technology stocks had a tremendous run in 1999, which ended in March of this year. The sell-off in equity markets that began in March continued through April. European markets then began to turn around in late May and posted strong results for June, paring their losses for the quarter. Japanese stocks, however, did not snap back as convincingly. Throughout the spring, investors continued to reexamine the valuations of technology related companies. The resulting volatility pressured the technology, media, and telecommunication stocks that make up such a significant portion of the world market indices.

   The second half of the year, and in particular the fourth quarter, saw a continuation of the sector rotation away from technology related stocks and into more defensive stocks. Information technology and telecommunications services stocks (both wireline and wireless) endured negative returns while consumer staples, materials, financials, utilities, and pharmaceuticals were favored by international investors. On a regional basis, Europe was mixed while the Pacific markets (particularly Japan) bore the brunt of the downturn.

   A major development was the bottoming of the value of the euro dollar vis-a-vis the U.S. dollar in late October and the common currency's subsequent appreciation. This added to the currency returns of dollar-based investors and was a clear sign that the U.S. economic growth engine was finally slowing. Coupled with the U.S. presidential election uncertainty, economic data was beginning to point to the relative attractiveness of euro dollar-denominated assets.

   The most significant concern for much of the year was the continued technology, media, and telecommunications correction. As analysts ratcheted down optimistic earnings forecasts in areas such as Internet services, semiconductors and semiconductor equipment, and diversified telecommunications, investors gravitated to more defensive stocks with more visible earnings and less sensitivity to a possible economic hard landing. Not all the news was bad, however, as leading mobile handset producer Nokia Oyj said they expect strong handset growth and that the problems affecting their competition were not impacting Nokia's margins or market share.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: There is no doubt that the Portfolio's overweighting in technology stocks hurt its returns, specifically
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

information technology, which comprised 19.7% for the Portfolio versus 9.9%* for the MSCI EAFE Index as of December 31, 2000. In particular, the Portfolio's large overweighting in semiconductor stocks (9.2% versus 1.2% for the index) was the primary factor in underperformance and included holdings such as Tokyo Electron Ltd., Taiwan Semiconductor Co. Ltd. ADR, and Samsung Electronics Co. The unexpected slowdown in retail personal computer demand and handset sales had a negative impact on dynamic random access memory (DRAM) manufacturers, which caught Capital Guardian off guard as we were expecting an increase in DRAM prices as well as personal computer demand.

   Sony Corp. was one of last year's best performers, but underperformed this year. Sales of electronics such as camcorders and televisions (Sony's most profitable product lines) were hurt by the higher Japanese yen, and losses in Sony's cellular phone arm were affected by its exit from the U.S. wireless telecommunications market and stiff competition from Nokia Oyj and Ericsson. In telecommunications, we've been very selective in highlighting our optimistic long-term outlook for the wireless industry, while de-emphasizing incumbent wireline operators and competitive local exchange carriers. These fixed-line companies face significant questions about the growth potential of their current investments. In wireless, we've focused on well-capitalized operators and handset manufacturers with strong management teams and established wireless Internet strategies. Wireless telecommunication services comprised 10.7% of the Portfolio at the end of the year and included Vodafone AirTouch PLC, the world's largest wireless phone operator and the largest holding in the Portfolio, and NTT DoCoMo Inc., the world's largest provider of wireless telecommunications and mobile Internet services.

   Good stock selection outside of the technology sector helped the Portfolio as we moved through the second half of the year, including holdings in food and beverage, pharmaceuticals, and oil companies. European consumer goods did well, including Heineken NV and Nestle SA Bearer Reg. Although Japan remained worrisome from a macro economic and political perspective, we began to see exciting developments in a number of Japanese companies in 2000, especially those that are committed to real restructuring and change. Our enthusiasm was reflected in the Portfolio's holdings in Japanese auto industry stocks such as Nissan Motor Co. Ltd., and Japanese financial holdings including Sanwa Bank.

Q: What is your outlook for 2001?

A: As long-term investors, we at Capital Guardian have to wonder: while some come-down in expectations was logical after two years of heady growth, is the mark-down in the valuations becoming excessive? On a price-to-sales basis, semiconductor equipment stocks are being valued close to their prior cycle lows of 1998. One of the Portfolio's largest holdings, Samsung Electronics Co., has seen a huge decline in share prices from its June 2000 peak, due to the slowing personal computer and handset demand and weakening spot prices for DRAM, as well as the larger sell-off in technology. We remain convinced, however, that Samsung has a far better business model than its competitors as a commodities chip-maker. It currently sells its DRAM chips at a higher price, but they are of superior quality. Despite a slowdown in the demand for personal computers, memory chip prices are stabilizing due to still significant demand in areas such as networking, consumer electronics, and smart cards. We anticipate that DRAM prices will firm up as we move forward in 2001, and we believe Samsung will emerge as the clear leader in the industry. In 1998, the company was operating with high debt in a poor macro environment while Korea was in the midst of a currency crisis. Today, the company is operating with only one-third debt and enjoying a much improved macro environment.

   Despite a slowing global economy, we still expect strong corporate spending on servers and data storage as large companies expand their Internet strategies and information technology budgets resume normal growth after the Y2K boom/bust cycle of spending.

   While we expect continued volatility in the technology related areas of the international markets, we nevertheless plan to take advantage of lower valuations in the companies where we have the most conviction. Additionally, with the stock prices of the incumbent telecommunications companies continuing to be punished, we may consider the opportunities presented by incumbents growing stronger long-term businesses and shedding less attractive ones.

Equity Portfolio
----------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Equity Portfolio returned -25.17%**, compared to a -9.11%* return for the S&P 500 Index and a -22.42%* return for the Russell 1000 Growth Index.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

                             Performance Comparison
                             ----------------------

_____  Equity Portfolio
-----  S&P 500 Index
_____  Russell 1000 Growth Index


                                                 Russell
                                 S&P             1000
                 Equity          500             Growth
                 Portfolio       Index           Index
    1/91         $10,000         $10,000         $10,000
 3/31/91         $10,902         $11,102         $11,763
 6/30/91         $10,758         $11,070         $11,650
 9/30/91         $11,512         $11,658         $12,464
12/31/91         $12,644         $12,635         $14,080
 3/31/92         $12,676         $12,320         $13,384
 6/30/92         $12,097         $12,549         $13,238
 9/30/92         $12,046         $12,943         $13,821
12/31/92         $13,444         $13,597         $14,784
 3/31/93         $14,136         $14,194         $14,660
 6/30/93         $14,457         $14,258         $14,433
 9/30/93         $15,307         $14,617         $14,646
12/31/93         $15,602         $14,958         $15,213
 3/31/94         $15,395         $14,394         $14,542
 6/30/94         $14,945         $14,449         $14,394
 9/30/94         $15,170         $15,152         $15,501
12/31/94         $15,154         $15,148         $15,617
 3/31/95         $15,594         $16,629         $17,104
 6/30/95         $16,816         $18,217         $18,785
 9/30/95         $19,295         $19,673         $20,491
12/31/95         $18,761         $20,857         $21,423
 3/31/96         $20,819         $21,975         $22,573
 6/30/96         $23,234         $22,962         $24,009
 9/30/96         $23,817         $23,671         $24,873
12/31/96         $24,019         $25,645         $26,376
 3/31/97         $24,248         $26,333         $26,518
 6/30/97         $27,252         $30,930         $31,533
 9/30/97         $29,636         $33,247         $33,904
12/31/97         $28,389         $34,201         $34,419
 3/31/98         $33,166         $38,972         $39,634
 6/30/98         $35,173         $40,258         $41,433
 9/30/98         $29,711         $36,253         $37,671
12/31/98         $36,990         $43,975         $47,744
 3/31/99         $40,604         $46,164         $50,781
 6/30/99         $42,004         $49,419         $52,736
 9/30/99         $40,757         $46,335         $50,806
12/31/99         $51,248         $53,230         $63,578
 3/31/00         $53,082         $54,449         $68,111
 6/30/00         $51,150         $53,001         $66,272
 9/30/00         $49,703         $52,486         $62,707
12/31/00         $38,346         $48,377         $49,319

           Average Annual Returns for Periods Ended December 31, 2000
           ----------------------------------------------------------

                    1 Year  5 Years 10 Years
                    ------- ------- --------
Equity Portfolio**  -25.17% 15.37%   14.67%
S&P Index*           -9.11% 18.35%   17.46%
Russell Index*      -22.42% 18.15%   17.33%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Over the reporting period, the returns of Goldman Sachs' various investment themes, as explained below, were extremely erratic. In fact, virtually every theme experienced one of its best months since inception, as well as at least one of its worst months ever. In addition, some months saw extremely positive returns for one variable and extremely negative for another, reflecting the high overall return dispersion nature of the market.

   In managing the Portfolio, we do not take size or sector bets. We hope to add value, versus the Russell 1000 Growth Index, by individual stock selection. Our quantitative process seeks out stocks in line with four investment themes: value, growth/momentum, stability and research (CORE/SM/ Strategy). Specifically, we seek stocks with good momentum that also appear to be good values, and prefer stocks favored by fundamental research analysts, as well as less volatile stocks with a lower than average probability of reporting disappointing earnings. Over the long term, these factors have led to excess returns, and they are not highly correlated, which diversifies the Portfolio's sources of returns.

  During the year, the Portfolio's momentum and research themes performed well in the Russell 1000 Growth universe, despite a particularly difficult fourth quarter for the momentum theme. The value theme, while not successful in the universe as a whole over the period, was a source of excess returns in the Portfolio.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: The Portfolio seeks sector weightings and distribution among size categories close to those of the Russell 1000 Growth Index. On a sector basis, stock selection was best in the consumer non-cyclicals and technology sectors. In contrast, Portfolio holdings in a number of sectors, including healthcare and energy, lagged their benchmark peers for the year.

Q: What is your outlook for 2001?

A: Looking ahead, we at Goldman Sachs continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should do better than poor momentum stocks, lower-risk stocks should perform better than higher risk stocks, as should those favored by research analysts. As such, we anticipate that the Portfolio will remain fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

I-Net Tollkeeper/SM/ Portfolio
----------------------------

Q: How did the Portfolio perform over the period ended December 31, 2000?

A: The I-Net Tollkeeper Portfolio commenced operations on May 1, 2000. For the period since inception through December 31, 2000, the Portfolio returned -32.17%**, compared to a -8.39%* return for the S&P 500 Index for the same period.

                             Performance Comparison
                             ----------------------

_____  I-Net Tollkeeper Portfolio
-----  S&P 500 Index


                 I-Net           S&P
                 Tollkeeper      500
                 Portfolio       Index
  5/1/00         $10,000         $10,000
 6/30/00         $10,191         $ 9,734
 9/30/00         $ 9,760         $ 9,640
12/31/00         $ 6,783         $ 8,885

              Total Returns for the Period Ended December 31, 2000
              ----------------------------------------------------

                                                     Year-to-Date
                                                     ------------
 I-Net Tollkeeper Portfolio**                             -32.17%
 S&P Index*                                                -8.39%
 (Both returns are for the period from May 1, 2000
 through December 31, 2000)

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: As the returns indicate, it has been an extremely difficult period for technology stocks. However, on a relative basis, the Portfolio was able to outperform many technology related indices. The period under review was marked by volatility rarely seen in the financial markets. This was most pronounced in the technology and Internet sectors, which rose rapidly early in the year, fell dramatically from mid-March through May, rebounded for a short period in the summer and ended the year with another sharp decline. While the Portfolio was certainly not immune to the market's gyrations, its performance was less volatile than several technology heavy indices. We at Goldman Sachs would expect this, as we take a different, and potentially more conservative, approach to investing in the Internet. As a case in point, the Portfolio's holdings in the technology sector outperformed the technology component of the S&P 500 Index, due to our stock selection process.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: Despite the turbulent market, the Portfolio did have several strong performers. One such example was Sabre Holdings Corp., the information technology leader in the travel and transportation industries. As the travel distribution network consolidates, Sabre is well positioned to be the largest beneficiary. Other stocks that performed well included Interwoven Inc. and TV Guide Inc.

   On the other hand, many of the Portfolio's holdings detracted from results. In some cases the declines occurred regardless of a company's underlying fundamentals, as technology related stocks in general were shunned by investors. Some of the companies that did not meet our expectations included Sprint PCS Group Series 1, VeriSign Inc., DoubleClick Inc., Time Warner Inc. and JDS Uniphase Corp.

Q: What is your outlook for 2001?

A: While we at Goldman Sachs neither make nor rely on economic forecasts to make investment decisions, we are generally bullish on the U.S. economy. Over the last decade, global communication has increased, resulting from significant technological advances as well as a generally peaceful world political environment. We believe that this trend, combined with favorable demographic trends, will benefit U.S. companies over the long term. More fundamentally, though, we continue to focus on the core business characteristics which provide a foundation for long-term growth, such as strength of franchise, quality of management, and free cash flow, along with favorable demographic trends. We believe that the enduring competitive advantage of the companies the Portfolio owns, based on the criteria mentioned above, will withstand even an uncertain market environment.

Multi-Strategy Portfolio
------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Multi-Strategy Portfolio returned 0.75%** for the year, compared to a -9.11%* return for the S&P 500 Index and a 11.63%* return for the Lehman Brothers Aggregate Bond Index.

                            Performance Comparison
                            ----------------------

_____  Multi-Strategy Portfolio
-----  S&P 500 Index
_____  Lehman Brothers Aggregate Bond Index


                                                  Lehman
                                                  Brothers
                                  S&P             Aggregate
                 Multi-Strategy   500             Bond
                 Portfolio        Index           Index
    1/91         $10,000          $10,000         $10,000
 3/31/91         $10,833         $11,102          $11,201
 6/30/91         $10,756         $11,070          $11,383
 9/30/91         $11,335         $11,658          $12,029
12/31/91         $12,221         $12,635          $12,639
 3/31/92         $12,044         $12,320          $12,479
 6/30/92         $11,997         $12,549          $12,983
 9/30/92         $12,471         $12,943          $13,541
12/31/92         $12,901         $13,597          $13,576
 3/31/93         $13,408         $14,194          $14,138
 6/30/93         $13,416         $14,258          $14,515
 9/30/93         $13,896         $14,617          $14,893
12/31/93         $14,093         $14,958          $14,901
 3/31/94         $13,690         $14,394          $14,473
 6/30/94         $13,621         $14,449          $14,324
 9/30/94         $14,119         $15,152          $14,411
12/31/94         $13,882         $15,148          $14,466
 3/31/95         $14,895         $16,629          $15,195
 6/30/95         $15,878         $18,217          $16,121
 9/30/95         $16,614         $19,673          $16,438
12/31/95         $17,389         $20,857          $17,139
 3/31/96         $17,760         $21,975          $16,833
 6/30/96         $17,976         $22,962          $16,929
 9/30/96         $18,437         $23,671          $17,241
12/31/96         $19,574         $25,645          $17,758
 3/31/97         $19,776         $26,333          $17,659
 6/30/97         $21,548         $30,930          $18,309
 9/30/97         $23,207         $33,247          $18,918
12/31/97         $23,416         $34,201          $19,474
 3/31/98         $25,155         $38,972          $19,778
 6/30/98         $25,857         $40,258          $20,241
 9/30/98         $24,689         $36,253          $21,097
12/31/98         $27,671         $43,975          $21,169
 3/31/99         $28,122         $46,164          $21,061
 6/30/99         $29,717         $49,419          $20,876
 9/30/99         $28,067         $46,335          $21,018
12/31/99         $29,622         $53,230          $20,992
 3/31/00         $30,718         $54,449          $21,456
 6/30/00         $29,870         $53,001          $21,828
 9/30/00         $30,372         $52,486          $22,487
12/31/00         $29,844         $48,377          $23,433

          Average Annual Returns for Periods Ended December 31, 2000
          ----------------------------------------------------------

                            1 Year 5 Years 10 Years
                            ------ ------- --------
Multi-Strategy Portfolio**   0.75% 11.41%   11.72%
S&P Index*                  -9.11% 18.35%   17.46%
Lehman Brothers Index*      11.63%  6.46%    7.96%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: 2000 was a tale of two cities as the first quarter was characterized by an overheating economy, sky high technology valuations and Internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. equity markets, coinciding with the Fed monetary policy tightening, as the S&P 500 Index ended the year losing over 9% of its value and the NASDAQ losing over 30%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings down grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the Internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club closed their doors.

   By contrast, nine of the sixteen sectors J.P. Morgan tracks actually gained value during 2000: utilities, health services and systems, insurance, pharmaceuticals, capital markets, finance, energy, consumer staples, and industrial cyclical. An equal weighted version of the S&P 500 Index would have produced over 3% lower returns. This demonstrates how the small stocks in the S&P 500 Index performed worse than the larger more liquid stocks.

   The fixed income markets rallied sharply in reaction to these events with 2-year U.S. Treasury yields down by 88 basis points to end the year at 5.09% and 10-year yields down by 69 basis points to 5.11%. Most spread sectors underperformed U.S. Treasuries with credit quality and liquidity concerns impacting the credit sectors and heightened prepayment concerns pressuring residential mortgages. The non-call mortgage sector, including commercial mortgage securities, was one of the best performing sectors roughly keeping pace with the move in U.S. Treasuries.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: Like the market, sector performance within the Portfolio showed a wide distribution of individual returns. Stock selection among pharmaceutical issues was particularly beneficial. ALZA Corp. gained 129% with the introduction of Concerta. Philip Morris Cos Inc. also performed well as investors moved into value stocks during the year. On the other hand, stock picks in technology performed poorly. Computer Associates International Inc. was the worst performer in the Portfolio, losing 63% of its value as it restated earnings and lowered forecasts. While overweighting in Motorola Inc., whose 58% loss underperformed its sector by over 27%, also hurt results.

   Within the fixed income portion of the Portfolio, the Portfolio's long duration position contributed to performance in 2000. In the first quarter, we shifted to a long duration position concentrated in the long end of the yield curve, as the continued fiscal surplus resulted in an increase in the paydown of outstanding U.S. Treasuries. This strategy produced positive results through the second quarter. In the third quarter, we neutralized the Portfolio's yield curve bias and shifted our long position into the five-year area of the yield curve as signs of an economic slowdown appeared. During the fourth quarter, we maintained a long duration position, increasing the position as further signs of slowing became apparent and moving much of the Portfolio's exposure to the shorter maturities in anticipation of an easing by the Fed. This strategy paid off in December when the Fed moved to an easing bias and then lowered the Fed funds rate in early January 2001.

Q: What is your outlook for 2001?

A: The Fed's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, have investors nervous about equity markets heading into the new year. However, the two 50 basis point interest rate cuts by the Fed early in the new year lead to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

   For fixed income, early on in 2001, we expect U.S. economic data to continue to soften and for growth to sink well below potential in the first half of the year. With U.S. growth slowing, we expect the Fed to continue to ease monetary policy, lowering Fed funds rate by 100-150 basis points depending upon the severity of the downturn. Falling private sector borrowing rates should provide some impetus to consumption and ease tight corporate credit conditions. All these sources of stimulus should lead growth to modestly re-accelerate by the end of this year. The Treasury market already has largely priced this scenario and as a result, early in January we moved to a neutral duration position, looking for tactical opportunities that the market may present. The Fed's willingness to provide liquidity will tend, over time, to stabilize the credit sectors and lead to a narrowing of yield spreads. We expect to move to a more neutral stance in spread sector exposure and will look for opportunities to increase our exposure to these sectors if liquidity and credit quality stabilize.
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Equity Income Portfolio
-----------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Equity Income Portfolio returned -6.71%**, compared to a -9.11%* return for the S&P 500 Index.

                            Performance Comparison
                            ----------------------

_______  Equity Income Portfolio
-------  S&P 500 Index

                       Equity          S&P
                       Income          500
                       Portfolio       Index
 1/31/91               $10,000         $10,000
 3/31/91               $10,761         $11,102
 6/30/91               $10,542         $11,070
 9/30/91               $11,103         $11,658
12/31/91               $12,152         $12,635
 3/31/92               $12,053         $12,320
 6/30/92               $11,669         $12,549
 9/30/92               $12,035         $12,943
12/31/92               $12,802         $13,597
 3/31/93               $13,145         $14,194
 6/30/93               $13,007         $14,258
 9/30/93               $13,606         $14,617
12/31/93               $13,864         $14,958
 3/31/94               $13,449         $14,394
 6/30/94               $13,452         $14,449
 9/30/94               $14,223         $15,152
12/31/94               $13,824         $15,148
 3/31/95               $15,193         $16,629
 6/30/95               $16,255         $18,217
 9/30/95               $17,373         $19,673
12/31/95               $18,200         $20,857
 3/31/96               $19,096         $21,975
 6/30/96               $19,472         $22,962
 9/30/96               $20,015         $23,671
12/31/96               $21,736         $25,645
 3/31/97               $22,315         $26,333
 6/30/97               $25,479         $30,930
 9/30/97               $28,297         $33,247
12/31/97               $27,954         $34,201
 3/31/98               $31,499         $38,972
 6/30/98               $32,302         $40,258
 9/30/98               $28,500         $36,253
12/31/98               $34,716         $43,975
 3/31/99               $35,803         $46,164
 6/30/99               $39,537         $49,419
 9/30/99               $35,627         $46,335
12/31/99               $39,321         $53,230
 3/31/00               $40,961         $54,449
 6/30/00               $38,815         $53,001
 9/30/00               $39,226         $52,486
12/31/00               $36,600         $48,377

          Average Annual Returns for Periods Ended December 31, 2000
          ----------------------------------------------------------

                           1 Year 5 Years 10 Years
                           ------ ------- --------
Equity Income Portfolio**  -6.71% 15.04%   14.78%
S&P Index*                 -9.11% 18.35%   17.46%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: J.P. Morgan's investment approach, which selects stocks which are the most undervalued relative to their longer-term earnings and cash flow prospects, proved effective in a market more driven on fundamentals as the Portfolio outperformed the S&P 500 Index by over 2%. 2000 was a tale of two cities as the first quarter was characterized by an overheating economy, sky high technology valuations and Internet related stocks priced to perfection. The second half of 2000 saw dramatic declines in the U.S. equity markets, coinciding with the Fed monetary policy tightening, as the S&P 500 Index ended the year losing over 9% of its value and the NASDAQ losing over 30%. The drop was dominated by a huge sell off in technology and telecommunications stocks precipitated by numerous earnings down grades and disappointments. The increased fear of a recession in 2001 placed added downward pressure on the market due to the economic slow down ending the year. However, despite poor performance in the broad market, 2000 was a turbulent year with significant dispersion in returns between sectors and investment styles. Value outperformed growth by 30%, technology stocks reached new lows not witnessed in over a year, and the Internet bubble burst as well known companies such as Pets.com, CDNow and Priceline's Webhouse Club closed their doors.

   By contrast, nine of the sixteen sectors J.P. Morgan tracks actually gained value during 2000: utilities, health services & systems, insurance, pharmaceuticals, capital markets, finance, energy, consumer staples, and industrial cyclical. An equal weighted version of the S&P 500 Index would have produced over 3% lower returns. This demonstrates how the small stocks in the S&P 500 Index performed worse than the larger more liquid stocks.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: Like the market, sector performance within the Portfolio showed a wide distribution of individual returns. Stock selection among pharmaceuticals issues was particularly beneficial. ALZA Corp. gained 129% with the introduction of Concerta. Philip Morris Cos Inc. also performed well as investors moved into value stocks during the year. On the other hand, stock picks in technology performed poorly. Computer Associates International Inc. was the worst performer in the Portfolio, losing 63% of its value as it restated earnings and lowered forecasts. Overweighting in Motorola Inc., whose 58% loss underperformed its sector by over 27%, also hurt results.

Q: What is your outlook for 2001?

A: The Fed's actions during the first quarter of 2001 will set the stage for economic growth during the year. The slowing economy and lowered corporate spending, combined with earnings disappointments, have investors nervous about equity markets heading into the new year. However, the two 50 basis point interest rate cuts by the Fed early in the new year lead to signs that a soft landing might still be achievable and therefore a brighter outlook for equities.

Strategic Value Portfolio
-------------------------

Q: How did the Portfolio perform over the period ended December 31, 2000?

A: The Strategic Value Portfolio commenced operations on October 2, 2000. For the period since inception through December 31, 2000, the Portfolio returned -2.19%**, compared to a -7.83%* return for the S&P 500 Index for the fourth quarter.
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

                            Performance Comparison
                            ----------------------

_______  Strategic Value Portfolio
-------  S&P 500 Index

                    Strategic       S&P
                    Value           500
                    Portfolio       Index
 10/2/00            $10,000         $10,000
11/30/00            $ 9,499         $ 9,173
12/31/00            $ 9,789         $ 9,217

             Total Returns for the Period Ended December 31, 2000
             ----------------------------------------------------

                                                            Year-to-Date
                                                            ------------
Strategic Value Portfolio**
 (Operations commenced on October 2, 2000)                        -2.19%
S&P Index*
 (For the period October 1, 2000 through December 31, 2000)       -7.83%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Fears that a receding economy would hinder corporate profit growth pressured stocks during the period. Although bonds rallied, pushing interest rates lower, it was not enough to placate investors' concerns. Compounding this uncertainty was the presidential election, which remained unresolved for nearly a month after election day. These developments, along with the high valuations sported by many technology issues, had investors looking for reasons to sell rather than buy. In the end, equities finished the year on a sour note.

   Although we at Janus were disappointed by the quarterly showing, we found a measure of solace in the fact that many of the Portfolio's holdings declined merely in sympathy with the broader market.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: Casino operator Park Place Entertainment Corp. moved lower after reports indicated the first drop in gaming revenue in two years along the Las Vegas strip. Much of Park Place's operations, however, reside off the strip. Furthermore, the company recently reported earnings that surpassed expectations.

   Chipmaker Advanced Micro Devices (AMD) Inc. warned that its earnings would fall short of estimates as personal computer sales slowed. Despite the recent warning, December capped a year in which AMD made significant gains against its rival, Intel, resulting in its first annual profit in five years.

   The quarter wasn't without bright spots, however. One holding that stood out was coupon publisher Valassis Communications Inc., which added an additional 40% to its market value after reaffirming its expected earnings growth rate for the coming year.

Q: What is your outlook for 2001?

A: Although 2000 was a rough year, there are now dozens of wonderful businesses selling at extremely attractive prices. As we at Janus move into next year, our focus remains on using our research to uncover the opportunities representing the best trade-off between risk and reward.

Growth LT Portfolio
-------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Growth LT Portfolio returned -21.70%**, compared to a -9.11%* return for the S&P 500 Index and 4.27% for the Russell 2500 Index. In subsequent years the Russell 2500 Index will be dropped as the index's market cap is no longer a good proxy for the market cap of the Portfolio.

                            Performance Comparison
                            ----------------------

_______  Growth LT Portfolio
-------  S&P 500 Index
_______  Russell 2500 Index

                                    S&P             Russell
                    Growth LT       500             2500
                    Portfolio       Index           Index
 1/31/94            $10,000         $10,000         $10,000
 3/31/94            $10,437         $ 9,623         $ 9,778
 6/30/94            $ 9,881         $ 9,660         $ 9,432
 9/30/94            $10,999         $10,130         $10,108
12/31/94            $11,326         $10,127         $ 9,894
 3/31/95            $12,060         $11,117         $10,625
 6/30/95            $13,473         $12,179         $11,572
 9/30/95            $15,102         $13,152         $12,684
12/31/95            $15,489         $13,944         $13,030
 3/31/96            $16,674         $14,691         $13,795
 6/30/96            $17,302         $15,351         $14,369
 9/30/96            $18,176         $15,825         $14,693
12/31/96            $18,254         $17,145         $15,512
 3/31/97            $17,027         $17,605         $14,992
 6/30/97            $19,227         $20,678         $17,258
 9/30/97            $20,843         $22,227         $19,734
12/31/97            $20,255         $22,865         $19,290
 3/31/98            $23,927         $26,055         $21,267
 6/30/98            $26,437         $26,915         $20,380
 9/30/98            $24,740         $24,237         $16,494
12/31/98            $32,060         $29,399         $19,364
 3/31/99            $39,758         $30,863         $18,448
 6/30/99            $42,827         $33,039         $21,473
 9/30/99            $44,335         $30,977         $20,088
12/31/99            $63,505         $35,587         $24,040
 3/31/00            $72,306         $36,402         $26,468
 6/30/00            $61,771         $35,433         $25,409
 9/30/00            $62,235         $35,090         $26,019
12/31/00            $49,719         $32,342         $25,066

          Average Annual Returns for Periods Ended December 31, 2000
          ----------------------------------------------------------

                       1 Year  5 Years
                       ------- -------
Growth LT Portfolio**  -21.70% 26.27%
S&P Index*              -9.11% 18.35%
Russell Index*           4.27% 13.98%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: It seemed the year was off to a good start as Y2K proved to be a non-issue and technology stocks continued to soar in
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

the first quarter. However, in March the NASDAQ Composite Index plunged from its year-to-date high as valuation concerns and worries about Internet firms' business models caused even the sector's leaders to drop. The NASDAQ recovered some of its losses in the summer but resumed its descent in the fall. Earnings misses from a number of companies didn't help. Meanwhile, high oil prices and the tight job market encouraged the Fed to raise interest rates three times in the first half of the year. As the once-hot economy cooled, consumers spent less, retail sales weakened, and companies warned of slower growth rates. The virtually undecided presidential election added further uncertainty to the mix, and investors continued their sell-off in the technology sector. In the end, the NASDAQ recorded the worst year in its history. Consequently, the healthcare sector finished 2000 with much better results, as many volatility-weary technology investors flocked to alternative investments.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: Although we at Janus were surprised by the speed and severity of the technology sector's decline, throughout the year we substantially reduced the Portfolio's exposure to Internet related stocks. Even firms that have successfully built true and enduring franchises on the Web, such as Amazon.com Inc., did not emerge unscathed. While we are certainly guilty of remaining too long in the optimist camp, we believe there is a significant amount of bad news already priced into some of these stocks, both in terms of slower economic expansion and a moderation of growth on the Internet. Therefore, the Portfolio has limited exposure to those few companies we believe are on an extremely strong footing from a fundamental standpoint.

   Meanwhile, wireless, which remains a strong theme, continues to have a very positive outlook despite its difficult year. Even with concerns that growth rates were slowing, worldwide subscriber rates expanded by nearly 50% this year. Although it underperformed, wireless handset leader Nokia Oyj, the Portfolio's largest holding, is positioned favorably. The company used third-quarter difficulties as an opportunity to gain market share from key handset competitors while continuing to win contracts on the infrastructure equipment side. As a result, Nokia Oyj is breaking away as the cellular industry's leading player.

   Elsewhere, power-producing company Enron Corp. was a clear standout. It has capitalized effectively on the new opportunities created by the deregulation of natural gas and electricity markets worldwide. We remain optimistic about its prospects.

Q: What is your outlook for 2001?

A: We at Janus were encouraged by the Fed's decision to cut interest rates by 50 basis points twice in January. The surprising move, together with tax cuts proposed by the Bush administration, should go a long way toward restoring consumer confidence and placing the economy back on track. However, it often takes many months for such policies to have their full effect, and for that reason the near-term outlook for both the economy and the Portfolio remains somewhat clouded. Still, we are very confident about the long-term prospects of each of the Portfolio's holdings and therefore look forward to 2001 with cautious optimism.

Focused 30 Portfolio
--------------------

Q: How did the Portfolio perform over the period ended December 31, 2000?

A: The Focused 30 Portfolio commenced operations on October 2, 2000. For the period since inception through December 31, 2000, the Portfolio returned -17.39%**, compared to a -7.83%* return for the S&P 500 Index for the fourth quarter.

                             Performance Comparison
                             ----------------------

________  Focused 30 Portfolio
--------  S&P 500 Index

                                   S&P
                   Focused 30      500
                   Portfolio       Index
 10/2/00           $10,000         $10,000
11/30/00           $ 8,124         $ 9,173
12/31/00           $ 8,267         $ 9,217

              Total Returns for the Period Ended December 31, 2000
              ----------------------------------------------------

                                                            Year-to-Date
                                                            ------------
Focused 30 Portfolio**
 (Operations commenced on October 2, 2000)                       -17.39%
S&P Index*
 (For the period October 1, 2000 through December 31, 2000)       -7.83%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Though the glory of 1999 continued into 2000, it began to wear thin in March as signs of a slowing
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

economy crept into some companies' earnings projections. Consumer spending also began to slow, hurting many retailers and financial companies, though many health care stocks continued to profit.

   Market volatility prevailed in the fourth quarter, with rising energy prices and a weakened euro dollar further tightening many companies' belts. Those hoping for relief from the Fed were disappointed on December 19th when the Fed left interest rates alone though recognized that the economy was softening, giving investors further reason to worry that a recession may be on the horizon.

   Investor skepticism was far-reaching, especially in the technology sector. When market bellwethers such as Intel Corp., Compaq Computer Corp. and Microsoft Corp. reported that earnings would not meet analyst expectations due to decreasing demand in the personal computer market, technology investors sold blindly, often overlooking strong company fundamentals. As a result, the technology laden NASDAQ Composite Index lost more than 32% for the year, making 2000 the worst year in its history.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: Among the Portfolio's disappointments was Semtech Corp. Though the maker of analog and mixed-signal semiconductors beat estimates for the most recently reported quarter, was ranked 10 out of 200 best small companies in the U.S. by Forbes magazine (October 30, 2000), and announced new products, the technology-adverse market beat the stock down. Shares of NTL, Inc., a provider of telephone service and high-speed Internet and cable in the United Kingdom, also fell. While the company reported its nineteenth consecutive quarter of increased market share, concerns of its ability to raise capital still linger. Although we think NTL, Inc. is a great business, we've trimmed the Portfolio's position while keeping a close eye on the situation. We're also looking forward to the release of NTL's capital-spending plan, which will give a good indication of its future growth prospects.

   In contrast, Nokia Oyj bounced back to end the year strong. Though shares were sent downward when the company forecasted slower-than-anticipated sales in the third quarter, it easily met analyst expectations in the fourth quarter. Intermediate and long-term trends remain strong, as the advent of wireless Internet services promises to ignite a robust upgrade cycle for Web-enabled phones.

   Meanwhile, despite a sluggish advertising market, Univision Communications Inc. also logged solid results, recently reporting its 16th consecutive month of revenue growth. The leading Spanish television broadcaster in the U.S. announced plans to purchase television stations currently owned by USA Networks Inc. and debuted "A Millon," its own Spanish version of the hit television show "Who Wants to Be a Millionaire?". We're excited about the potential in the Hispanic media industry because the growing Hispanic population has only recently been realized as a profitable target audience.

Q: What is your outlook for 2001?

A: In the new year, we at Janus are looking to diversify the Portfolio a bit by taking advantage of buying opportunities that often go hand in hand with market volatility. Meanwhile, we continue to think the Fed will cut rates, thus lessening concerns of short-term debt and aiding long-term growth for many companies.

   As always, we'll continue our research-intensive analysis to uncover companies that we believe will be rewarded over the long-term.

Mid-Cap Value Portfolio
-----------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Mid-Cap Value Portfolio returned 24.91%** compared to a 19.18%* return for the Russell Mid-Cap Index.

                             Performance Comparison
                             ----------------------

_______  Mid-Cap Value Portfolio
-------  Russell Mid-Cap Index

                 Mid-Cap         Russell
                 Value           Mid-Cap
                 Portfolio       Index
  1/4/99         $10,000         $10,000
 3/31/99         $10,068         $ 9,953
 6/30/99         $11,198         $11,034
 9/30/99         $ 9,558         $10,086
12/31/99         $10,521         $11,824
 3/31/00         $11,258         $11,943
 6/30/00         $11,297         $11,743
 9/30/00         $12,269         $12,876
12/31/00         $13,144         $14,091


                 Total Returns for Year Ended December 31, 2000
                 ----------------------------------------------

                           1 Year
                           ------
Mid-Cap Value Portfolio**  24.91%
Russell Mid-Cap Index*     19.18%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Mid-cap stocks held up extremely well in the tumultuous year 2000, managing gains amid an otherwise falling market and outperforming both smaller and larger capitalization stocks. The year 2000 was nearly a complete reversal from the buoyant, momentum-driven environment in 1999. The turning point, in hindsight, happened to be the auction of third-generation mobile telephone licenses in the United Kingdom on March 7th, which raised far more money than expected. The remarkable sums bid for the licenses, and the huge cost to build the networks, called into question the potential to generate returns from these investments and introduced an element of skepticism that had been sorely missing in 1999. As sentiment turned, the highly valued technology and telecommunications stocks that soared in 1999 plunged, driving the technology-laden NASDAQ composite down over 50% from its high. At the same time many profitable companies, which languished in 1999, rebounded strongly. Our consistent adherence to our relative value discipline of focusing on financially productive yet inexpensive companies, which went largely unrewarded in 1999, was beneficial to performance in 2000 as fundamentals again drove stock prices.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: This year's dramatic rotation in market environment is most visible when examining how the insurance sector impacted the Portfolio. In 1999, insurance stocks were one of the worst performing market sectors as weak premium pricing impacted short-term earnings and investors feared disintermediation by Internet companies. We at Lazard maintained the Portfolio's holdings in 1999, as painful as it was, because we believed these companies' compelling valuations and demonstrated ability to generate strong returns on capital would, at some point, be rewarded. In 2000, as premium pricing improved and technology fell out of favor, holdings such as Everest Re Group Ltd., Ambac Financial Group Inc., and ACE Ltd. surged higher. Healthcare stocks were also weak in 1999 only to rebound in 2000 as money flowed out of the technology sector. Energy stocks also rebounded this year, and our focus on natural gas producers paid off as gas prices rose sharply owing to improving supply/demand fundamentals. Although technology and telecommunications companies took a hard fall in the market this year, our stock selection in these sectors was outstanding.

Q: What is your outlook for 2001?

A: While 2000 marked the end of the Internet bubble, it is important to remember that the paradigm shift in the economy related to new technology is real. Companies will continue to seek to enhance their productivity by adopting new technologies that result in more efficient product development, production, distribution, and customer relationship management. We seek to take advantage of the current market volatility and indiscriminate selling, by adhering to our disciplined investment philosophy. Hence, we have constructed the Portfolio to include attractively-priced, financially productive companies that are leveraging the latest technologies to maximize efficiency and shareholder returns.

Equity Index Portfolio
----------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Equity Index Portfolio returned -9.29%**, compared to a -9.11%* return for the S&P 500 Index. The Portfolio seeks to replicate as closely as possible, before expenses, the total return of the S&P 500 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The Portfolio met its objective of replicating the return of its benchmark. During the entire year, the U.S. equity market experienced extreme volatility. In 2000, the major U.S. equity market indices experienced a wide range in returns with mid-cap securities seriously outperforming both large and small-cap companies. The large-cap S&P 500 Index returned -9.11%*, the S&P 400 Mid-Cap Index returned 17.51%*, while the Small-Cap Russell 2000 Index returned -3.02%*. In fact the S&P 500 Index's return for 2000 was its lowest for over 17 years as the largest capitalization stocks underperformed the smaller cap stocks for the first time in 10 years.

   For the year 2000, the S&P 500 Index had a total of 60 changes, primarily due to corporate action activity. However, towards the end of the year, S&P "cleaned" their indices of all securities that they felt "lacked representation." After sharp criticism from the financial community in the early part of the year regarding the S&P 500 Index's low technology weight relative to the U.S. securities market, many new technology companies were finally added to the index. In March 2000, the S&P 500
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Index's technology weight hit a record 35%. This weight was drastically reduced by the end of the year to 22% because of the sectors' relative underperformance.

   The Portfolio was able to benefit from its trading of the S&P 500 Index changes, as on average, our executions were superior to the index's inclusion prices.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: 2000 saw a wide dispersion of sector returns with utilities, health care and financials being the largest positive contributors and technology, consumer cyclicals and communication services being the largest negative contributors.

   As the Portfolio seeks to replicate an index, Mercury neither evaluates short-term fluctuations in the Portfolio's performance nor manages according to a given outlook for the equity markets or for economic conditions and how they affect the financial markets.

Q: What is your outlook for 2001?

A: We at Mercury believe that the Fed will continue to cut interest rates in 2001 in response to earnings concerns and a slowing U.S. economy. In addition, we do not have recession concerns and believe that technology stocks that had been badly beaten in the latter part of 2000 will bounce back, however not to the gratifying levels seen in the spring of 2000. We expect to see most of the major U.S. equity indices posting single digit positive returns for 2001 with mid and smaller capitalization securities continuing their rebound versus the larger capitalization stocks.

   We expect that real economic growth will slow by at least half from the 4% to 5% level of each of the last few years. As we expected the Fed has cut rates by 100 basis points. We expect the U.S. equity markets to continue to experience extreme volatility with value stocks continuing to outperform growth stocks as seen in the latter part of 2000.

Small-Cap Index Portfolio
-------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Small-Cap Index Portfolio returned -3.61%**, compared to a -3.02%* return for the Russell 2000 Index. The Portfolio seeks to replicate as closely as possible, before expenses, the total return of the Russell 2000 Index.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The Portfolio met its objective of replicating the return of its benchmark. During the entire year, the U.S. equity market experienced extreme volatility. In 2000, the major U.S. equity market indices experienced a wide range in returns with mid-cap securities seriously outperforming both large and small cap companies. The large-cap S&P 500 Index returned -9.11%*, the S&P 400 Mid-Cap Index returned 17.51%*, while the Small-Cap Russell 2000 Index returned - 3.02%*.

   Small-cap growth securities were the largest drag on the Russell 2000 Index's return. For calendar year 2000, the Russell 2000 Growth Index returned -22.44%* versus the Russell 2000 Value Index's return of 21.49%* a return differential of close to 44%.

   Great anticipation and speculation were prevalent in the marketplace, particularly in May and June, regarding the Russell 2000 Index's reconstitution as of June 30th's close of business. This effect significantly contributed to the Portfolio and the Index's returns in those months. Due to the numerous initial public offerings and the significant technology sector outperformance over the previous year, the Russell Indices were projected to have their highest turnover in years with the Russell 2000 Index being the largest hit. With smaller capitalization stocks outperforming larger issues over the first six months of the year, many of the Russell 2000 Index's stellar performers graduated to the larger capitalization Russell 1000 Index. In total, 118 stocks graduated from the Russell 2000 Index to the Russell 1000 Index, with 79 of them coming from the technology sector. The Russell 2000 Index reconstitution reduced the technology sector's index weight by close to 4%.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: 2000 saw a wide dispersion of sector returns with energy, health care and financials being the largest positive contributors and technology, consumer cyclicals and consumer discretionary being the largest negative contributors.

   As the Portfolio seeks to replicate an index, Mercury neither evaluates short-term fluctuations in the Portfolio's performance nor manages according to a given outlook for the equity markets or for economic conditions and how they affect the financial markets.
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: What is your outlook for 2001?

A: We at Mercury believe that the Fed will continue to cut interest rates in 2001 in response to earnings concerns and a slowing U.S. economy. In addition, we do not have recession concerns and believe that technology stocks that had been badly beaten in the latter part of 2000 will bounce back, however not to the gratifying levels seen in the spring of 2000. We expect to see most of the major U.S. equity indices posting single digit positive returns for 2001 with mid and smaller cap securities continuing their rebound versus the larger capitalization stocks.

   We at Mercury expect that real economic growth will slow by at least half from the 4% to 5% level of each of the last few years. As we expected the Fed has cut rates by 100 basis points. We expect the U.S. equity markets to continue to experience extreme volatility with value stocks continuing to outperform growth stocks as seen in the latter part of 2000.

REIT Portfolio
--------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the REIT Portfolio returned 32.77%**, compared to a 26.36%* return for the North American Real Estate Investment Trust Equity Index (NAREIT Equity Index).

                             Performance Comparison
                             ----------------------

________  REIT Portfolio
--------  NAREIT Equity Index

                                    NAREIT
                  REIT              Equity
                  Portfolio         Index
  1/4/99          $10,000           $10,000
 3/31/99          $ 9,709           $ 9,518
 6/30/99          $10,855           $10,478
 9/30/99          $ 9,998           $ 9,636
12/31/99          $ 9,998           $ 9,539
 3/31/00          $10,328           $ 9,768
 6/30/00          $11,644           $10,797
 9/30/00          $12,726           $11,622
12/31/00          $13,275           $12,054


                 Total Returns for Year Ended December 31, 2000
                 ----------------------------------------------

                      1 Year
                      ------
REIT Portfolio**      32.77%
NAREIT Equity Index*  26.36%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: REITs finished the year with a continuation of the strong performance that commenced in mid-March and coincided with the decline of technology, media and telecommunication stocks, posting an impressive return of 4.32% in the fourth quarter. For the full calendar year, REITs provided a total return of 32.77%. Perhaps the more dramatic aspect is the level by which REIT returns exceeded the major equity indices in both the fourth quarter and for the full year. In the fourth quarter, REITs outperformed the NASDAQ Composite Index and the S&P 500 Index, which declined approximately 33% and 8%, respectively. For the full year, REITs had outperformed the NASDAQ Composite Index, which declined 39% and the S&P 500 Index, which declined 9%, by more than 65% and 35%, respectively.

   For most of the year REITs demonstrated an inverse correlation to the broader equity markets, and particularly to the NASDAQ Composite Index. Investors appeared to be attracted to the sector's defensive characteristics as a separate asset class, particularly as they repositioned their Portfolios in response to the year's price declines and increased volatility. In addition, amid a slew of negative earnings announcements from companies in a broad array of sectors, REITs exhibited stable to increasing earnings versus analyst estimates. At certain points in the year, REITs performed in line with certain other value-oriented or defensive sectors of the equity markets, particularly utilities and small capitalization value stocks. While REITs may share market movements with certain sectors for periods of time, over the long term, we believe REITs remain a separate asset class and will perform most similarly to private real estate values.

   Following a disappointing 1999, REITs proceeded to perform poorly from the beginning of the year until mid-March, when NASDAQ began its decline. REITs followed with strong gains in the rest of the year. On many trading days, REITs performed very well in the face of weak and volatile equity markets, as the defensive nature of the sector appeared to attract investors, although REITs did retreat several times in the year. First, they fell in August, a month in which the equity markets had their strongest performance of the year, as it appeared that a subset of non-dedicated investors took profits out of the REIT sector and moved funds back to the broader equity markets; and, again in October as a large equity issuance and an earnings disappointment from a prominent REIT
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

slowed the sector. After declining 4.12% in October, the sector regained its defensive posture in the month of November gaining 2.05% and again in December, rallying 6.61% in the face of weak performance for the broader equity markets.

   Despite visible signs of slowing elsewhere in the economy, there was little evidence of a slowdown in the demand for real estate space by the end of the year. In this environment, the demand for real estate can be viewed as a lagging indicator, and as a result, the slowdown being experienced elsewhere has been slow to materialize in real estate. Owners of real estate properties were able to exhibit pricing power in many markets during the quarter; although there was a slowdown in the rate of growth from earlier in the year. The combination of good demand for space and a slowdown in new supply continued to allow for rental rate and occupancy gains. Once again, the strongest results were posted by companies with more exposure to markets with higher barriers to new supply, including central business district locations and the West Coast, the results of which had the greatest impact on rental and occupancy growth in the office and apartment sectors. Markets with scarcity of sites for new development should continue to post rental growth in excess of inflation.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: After strong performance throughout the year, the weak performance for the sector in October was notable. At the time, Morgan Stanley believed that there were two possible interpretations. The first was that the concerns over weakness in the economy and related concerns for cyclical stocks spilled from the broad markets to the REIT sector and caused investors to question the potential for a significant decline in the earnings growth rate. The second thesis was that the weak performance was due to the combined effect of two specific events, the pre-release of below consensus earnings by Post Properties Inc. and the announcement by Boston Properties Inc. that it had launched a $600 million equity offering. The significance of the Post Properties announcement was that the company had long been considered one of the preeminent apartment REITs and as a result the news was very unexpected. This announcement may have alarmed non-dedicated investors that moved part of their portfolio allocation to REITs for defensive purposes and to participate in a sector in which companies were meeting or exceeding earnings estimates. Post management also raised the notion that their issues may have been more sector-wide than company specific. The Boston Properties equity offering raised concerns that REITs may place a temporary ceiling on their share prices when they raise equity, that it may be followed by more equity offerings and that it may soak-up excess demand for other stocks in the sector. In retrospect, it may have been a combination of both interpretations. Clearly, the lack of both additional negative earnings announcements and additional equity offerings helped the sector, but also the analysis that the current real estate market is less susceptible to an economic slowdown was also received favorably.

   The Boston Properties deal was the only significant public offering of common shares completed in both the quarter and the year (Equity Office Properties completed a large $345 million convertible debt deal in the third quarter). Clearly, other top tier companies monitored this successful offering and may explore similar strategies in 2001. Despite the recovery in stock prices, companies were restrained with regard to equity issuance. This is the result of a number of factors. The primary rationale is that despite the improvement, many companies continue to trade at levels below their net asset value (NAV). This factor is combined with a recent period in which many companies embraced self-funding strategies, which mitigated the requirement to continuously require access to the equity markets. As a result, notwithstanding their price recovery, we note that companies are proceeding with their capital recycling programs, which involves the process of working their portfolios to create value as opposed to simply growing their portfolios. There were a small number of small, public equity deals issued by companies trading at a premium to NAV. Issuers included Kimco Realty ($76.5 million) and Alexandria Real Estate Equities ($40 million) in the third quarter and Centerpoint ($65 million) in the fourth quarter. Equity issuance is likely to remain a sensitive issue for REITs, which are engaged in a capital intensive business. The key concern is that REITs may cap their share price upside by issuing equity. Other defensive sectors such as utilities have not exhibited this need to issue equity.

   In 2000, lodging stocks were the best performers in the sector, outperforming the NAREIT Equity Index by almost 20% as the strong economy provided high levels of demand and the stocks had ended the previous year at depressed pricing levels. The next best sectors were office and apartments, each outperformed by nearly 10%. Both of these sectors were able to generate strong rental growth, particularly in urban and coastal markets. The office sector benefited from a record level of absorption, which unexpectedly allowed for an additional year of improved occupancies as well as rental rate spikes. The apartment sector continued to rally in the fourth quarter based on the
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

additional benefit of its defensive characteristics relative to other real estate sectors. Industrial property companies modestly outperformed based on strong demand and defensive characteristics. The retail sector underperformed by about 10% for the year, but the regional mall sub-sector performed only modestly below index levels as a result of improved sentiment over competition from e-commerce, a boost from the Urban Shopping Centers takeover and a low valuation level. The manufactured home sub-sector of the residential sector rallied in the fourth quarter. It dramatically surpassed the self-storage sector and avoided the unwelcome distinction as the worst performing sector. Both are small sectors, which were unable to attract the attention of non-dedicated investors in 2000 due to their size and an inability to generate meaningful upward earnings revisions. We attribute the manufactured home rally to its defensive characteristics; although it still underperformed the NAREIT Equity Index by 5%. For the full year, self-storage underperformed by 12%. In defense of the self-storage sector (and the Portfolio overweighting), new supply continues to fall significantly, managements assert that the sector has been recession-resistant, the sector faces weak comparables, and the stocks trade at significant discounts to underlying value. As a result, this may prove to be a more defensive sector in a less robust environment and appears unlikely to repeat on the bottom of next year's list.

   The Portfolio outperformance for the year can be attributed to its overweighting of companies with significant exposure to apartment and office properties in coastal and urban locations. We favored these markets as they possess the best fundamentals based on greater barriers to new supply and began the year at below equilibrium vacancy levels. These markets experienced even better than expected growth in demand that produced strong NAV growth based on rental spikes and improved occupancy levels. The favorable results posted by these companies caused them to receive disproportionate attention from non-dedicated investors, which contributed to their price performance. It is interesting to note that since inception of the Portfolio we have warned our investors that the Portfolio may be susceptible to a brief period of underperformance in the event that the REIT market receives strong momentum from a brief spurt of buying from non-dedicated investors. This is because this Portfolio tends to be overweighted in companies that trade at a significant discount to NAV, but some of which may lack a catalyst to attract the attention of the non-dedicated buyer.

Q: What is your outlook for 2001?

A: We at Morgan Stanley continue to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. The top-down weightings in the Portfolio remain similar to last quarter with a modest shift to a more defensive stance within the sector weightings. We increased the Portfolio's overweighting to the companies focused on central business district and coastal office markets as there continues to be a large gap between existing lease rates and current market rents and vacancy rates remain below equilibrium levels. We also reduced the Portfolio's exposure to more generic suburban office to offset this movement. In addition we added to both the apartment and self-storage sectors for the more defensive factors discussed above. Finally, we reduced the Portfolio's weighting in the retail sector to reflect the continuation of oversupply and tenant problems in the sector and to the hotel sector, which is the most economically sensitive sector based on the one-day average lease term and modest degree of advance booking. An interesting aspect to the bottom-up changes to the Portfolio this quarter was the opportunistic nature of additions. We purchased Post, Prologis and Macerich as each of the stocks overreacted by falling by far more than the NAV dilution from their negative earnings announcements. The other opportunity was the ability to add to Spieker toward year-end from a large individual seller and to Archstone in mid-quarter as fears of a stock overhang caused selling pressure.

   The outlook for the REIT market continues to be favorable. We focus on two key factors: the health of the physical property markets and the public market pricing for the securities. The private real estate markets remained strong in 2000, based on the strong U.S. economy for most of the year and a rational level of new supply. We are encouraged that the development pipelines either peaked or are in the process of peaking for the vast majority of property types and there is a significant level of pre-leasing. Clearly, the slowdown in the economy in 2001 will create a more challenging environment to complete the leasing for these pipelines. However, given the declining levels of construction, the modest level of construction versus total supply outstanding, and historically low vacancy rates, the U.S. real estate market is better prepared for a slowdown in the economy. This factor, when combined with a REIT market that trades at a 7.5% discount to its private valuation, provides the foundation for a defensive asset class. It is noteworthy that despite the strong price performance of REIT shares, REITs ended the year at a discount to their underlying property value. This was because the strong property fundamentals experienced by the real estate companies throughout the year caused underlying property value (NAV) to move up in tandem with price, thereby preserving much of the discount from the start of the year.
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

   Our key measures for considering total returns for the sector are the growth rate of NAV (which we define as the private market NAV for the underlying properties owned by the companies) and the resulting share price versus NAV (P/NAV) plus the return from the dividend. While we think that underlying property values will continue to grow, we think that the rate of growth will decline based on slowing rental growth, peak occupancy levels and a modest decline in private market multiples for certain asset classes (particularly, suburban office and retail). Predicting the P/NAV level has proven to be most difficult in the REIT market. Based on the current discount to its NAV and the sector's ability to demonstrate its defensive characteristics as a separate asset class, we believe the sector should be able to produce returns close to its historical average returns, which investors may find attractive given the recent performance and volatility in the equity markets.

International Value Portfolio
-----------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the International Value Portfolio (formerly the International Portfolio) returned -11.40%**, compared to a - 13.96%* return for the MSCI EAFE Index.

                             Performance Comparison
                             ----------------------

________  International Value Portfolio
--------  MSCI EAFE Index


                        International     MSCI
                        Value             EAFE
                        Portfolio         Index
 1/31/91                $10,000           $10,000
 3/31/91                $ 9,133           $ 8,220
 6/30/91                $ 8,852           $ 7,768
 9/30/91                $ 9,555           $ 8,436
12/31/91                $ 9,597           $ 8,579
 3/31/92                $ 8,908           $ 7,559
 6/30/92                $ 9,262           $ 7,717
 9/30/92                $ 8,824           $ 7,833
12/31/92                $ 8,659           $ 7,528
 3/31/93                $ 9,277           $ 8,431
 6/30/93                $ 9,748           $ 9,282
 9/30/93                $10,703           $ 9,895
12/31/93                $11,259           $ 9,984
 3/31/94                $11,169           $10,333
 6/30/94                $11,328           $10,860
 9/30/94                $12,002           $10,871
12/31/94                $11,599           $10,763
 3/31/95                $11,371           $10,967
 6/30/95                $12,405           $11,047
 9/30/95                $12,750           $11,511
12/31/95                $12,824           $11,977
 3/31/96                $13,479           $12,323
 6/30/96                $14,164           $12,518
 9/30/96                $14,429           $12,503
12/31/96                $15,630           $12,702
 3/31/97                $16,332           $12,503
 6/30/97                $17,833           $14,124
 9/30/97                $18,497           $14,025
12/31/97                $17,080           $12,927
 3/31/98                $19,218           $14,829
 6/30/98                $19,708           $14,986
 9/30/98                $16,350           $12,865
12/31/98                $18,034           $15,535
 3/31/99                $17,720           $15,762
 6/30/99                $18,812           $16,173
 9/30/99                $19,752           $16,894
12/31/99                $22,148           $19,775
 3/31/00                $21,703           $19,765
 6/30/00                $21,586           $18,994
 9/30/00                $19,846           $17,473
12/31/00                $19,624           $17,015

           Average Annual Returns for Periods Ended December 31, 2000
           ----------------------------------------------------------

                                 1 Year  5 Years 10 Years
                                 ------- ------- --------
International Value Portfolio**  -11.40%  8.89%   8.52%
MSCI EAFE Index*                 -13.96%  7.43%   8.56%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The year 2000 was expected to be one of market difficulties resulting from technical problems associated with the Y2K computer bug. Instead, this proved to be a non-event while the real market event was the abrupt turnaround seen in mid-March as investors soured on the technology and telecommunications sectors which had dominated market returns and had become extremely overvalued. After mounting fears of an overheating U.S. economy and the consequent interest rate hikes, investor enthusiasm for technology, media, and telecommunications stocks cooled and sent these sectors into a nosedive. This trend continued through the remainder of the year as these stocks were sold in favor of more defensive and less cyclically sensitive sectors such as consumer staples and pharmaceuticals.

   The theme for much of the year was one of market volatility and inflation concerns which toward year-end turned into concerns over slowing global growth. U.S. market volatility, which, with the exception of 1987, was the highest since the 1930s, impacted international markets as NASDAQ declines heightened investor skittishness. Despite a brief summer rebound in anticipation of a "soft landing" for the U.S. economy, by year-end, markets were pricing in the possibility of a full-blown U.S. recession which could extend to global markets. Although international markets had been trailing their U.S. counterparts during the last decade, the second half of the year saw them mounting a comeback, due in large part to currency appreciation. EAFE markets ended the year off 13.96%*, underperforming the S&P 500 Index which closed down 9.11%*, but far exceeding the technology-ridden NASDAQ which fell 39.29%*.

   All regions fell over the course of the year, but Europe was the relative outperformer of all EAFE regions, falling 8.4% in U.S. dollar terms with a much smaller 2.2% decline in local currency. Currency weakness throughout most of the year severely impacted returns for U.S. dollar-based investors as the euro dollar depreciated over 6% during the course of the year. Perhaps more telling of the currency impact was the near 12% depreciation of the euro dollar seen in the first half, followed by an impressive 14% appreciation off a low of 83 cents in October to end the year at 94 cents. The global mania for technology, media, and telecommunication stocks continued unabated until March of this year. The rotation in market leadership which began at the end of
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

the first quarter continued throughout the year. Concerned investors abandoned technology, media, and telecommunication sectors for the relative safety of non-cyclical defensive sectors. The main beneficiaries of this trend were formerly neglected health care and consumer staples which appreciated 22.1% and 16.7%, respectively.

   The Japanese equity market suffered most from the challenging environment during 2000. After ending 1999 as the top performing EAFE region with a 61.5% appreciation, Japan fell 28.2% and underperformed all EAFE regions. Despite above consensus earnings revisions posted by leading companies, share prices remained unaffected, reacting more to negative external factors such as higher U.S. interest rates, volatile NASDAQ, escalating oil prices and mounting uncertainty of optimistic calls for a "soft landing". As foreign investors raised cash and Japanese institutions aggressively unloaded their "cross-holdings" into the September half-year book-closing, share prices slumped further. The fourth quarter was witness to internal crises in Japan with large scale collapses of the Sogo Department Store, Kyoei and Chiyoda Life Insurance, as well as political turmoil caused by a "no confidence" run on Prime Minister Mori. In a final blow for negative sentiment in 2000, the potential changes to the MSCI calculation of free float for Japanese shares ensured that any potential buyers would await the outcome of MSCI's formal announcement before any allocations to Japan would be made.

   Pacific ex-Japan markets slightly underperformed the EAFE over the course of the year, ending the period down 15.6% versus EAFE's 13.96%* decline. The region was driven by returns seen in the financial and telecommunication sectors which comprise almost two-thirds of the regional index. General weakness in the global telecommunications sector as well as slowing global growth and its implications for financial companies dominated the markets, especially during the latter half of the period. However, signs of positive macroeconomic change have been evident, particularly during the course of the fourth quarter. In Hong Kong, accelerating domestic demand, a dip in unemployment figures, and September's trade growth, surpassed market expectations.

   The Portfolio began the year overweight versus the MSCI EAFE Index in Japan and Asia ex-Japan, and underweight relative to the index in Europe. During the first half, Morgan Stanley reduced exposure to Asia ex-Japan in the face of a difficult period for those markets. We decreased the Portfolio's overweight to Japan during the fourth quarter to end the year with a neutral position in the region. We increased the Portfolio's exposure to Europe during the fourth quarter thereby decreasing the magnitude of the Portfolio's underweight. Reducing exposure to Japan while simultaneously increasing the weighting in Europe added to performance on the margin, but on balance our regional allocation strategies neither added to nor detracted from Portfolio performance.

   Portfolio outperformance over the course of the year can be attributed directly to strong stock selection in Europe, and to a lesser degree in Japan. During the end of the first quarter we began to take early steps to consolidate gains in Europe and to protect the Portfolio. We began trimming the Portfolio's cyclical growth exposure and adding to more defensive companies in the pharmaceuticals, food, beverage, and tobacco sectors where our research gave us confidence that we could see reliable earnings growth at reasonable valuations. By and large, we held this defensive posture throughout the balance of the year. As defensive stocks saw a return to favor in Europe, the Portfolio was well positioned to reap the benefits of this turnaround.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: The single largest contributor to outperformance was the Portfolio's overweight to and stock selection within the consumer staples sector, which appreciated 17%. Allied Domecq PLC pulled out of the auction for Seagram's wine and spirits business but did acquire Mumm and Perrier-Jouet champagnes. Combined with the U.S. distribution rights for Stolichnaya vodka, Allied Domecq's underlying growth story remains intact. Nestle SA Bearer Reg, Diageo PLC, and Reckitt Benckisen PLC were also strong performers in the sector. Health care companies, particularly pharmaceuticals were the strongest performing sector in the European market during the year. The Portfolio benefited both from its overweight to and stock selection within health care as Aventis, which recently surpassed Merck Co. Inc. as the largest pharmaceutical company in the world, and Fresenius, the world's top dialysis products and services provider, were among the top contributors.

   The Portfolio's underweight and stock selection within European telecommunication services companies was the second largest contributor to performance over the year. Specifically, maintaining significant underweights to telecommunication incumbents Deustche Telekom and France Telecom, as well as Vodafone AirTouch PLC added handsomely to returns. The largest detractor from
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

performance in Europe was the Portfolio's underweight to financials, which detracted from performance as the sector rose 13%.

   In Japan stock selection in information technology contributed significantly to performance. The Portfolio's zero weighting in Softbank added significantly to performance during the year. The Portfolio's overweight to outperforming NEC Corp. added to performance as NEC reached new highs during the first half of the year due to the strong DRAM business and its management strategy. Retaining the Portfolio's underweighting of Japanese financials contributed to alpha as companies in this sector suffered from a variety of actions including the unwinding of cross-shareholdings.

Q: What is your outlook for 2001?

A: We at Lazard expect the Portfolio to be well positioned to capture strong returns in the coming year, due to our avoidance of the more speculative elements of technology, media, and telecommunications and our focus on profitable traditional companies. Currently, the Portfolio seeks to generate strong gains in the consumer, health, and finance sectors, as these stocks have rebounded strongly after being ignored in 1999 by investors who were myopically focused on technology. Even in the technology and telecommunications groups, we expect the Portfolio's holdings to remain strong, due to their solid valuations and proven business models. We adhere to our relative value methodology, seeking out financially productive companies at inexpensive prices regardless of swings in market sentiment. We believe the current renewed emphasis on individual company fundamentals should persist because, in the long run, a company's worth is determined by its sustainable financial productivity.

Government Securities Portfolio
-------------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Government Securities Portfolio returned 11.85%** compared to a 13.23%* return for the Lehman Brothers Government Bond Index.

                             Performance Comparison
                             ----------------------

________  Government Securities Portfolio
--------  Lehman Brothers Government Bond Index


                        Government      Lehman Brothers
                        Securities      Government Bond
                        Portfolio       Index
  1/1/91                $10,000         $10,000
 3/31/91                $11,063         $11,108
 6/30/91                $11,210         $11,258
 9/30/91                $11,954         $11,900
12/31/91                $12,600         $12,538
 3/31/92                $12,399         $12,318
 6/30/92                $12,896         $12,806
 9/30/92                $13,515         $13,439
12/31/92                $13,547         $13,444
 3/31/93                $14,157         $14,052
 6/30/93                $14,583         $14,458
 9/30/93                $14,971         $14,928
12/31/93                $15,010         $14,877
 3/31/94                $14,450         $14,429
 6/30/94                $14,167         $14,265
 9/30/94                $14,188         $14,325
12/31/94                $14,246         $14,375
 3/31/95                $14,984         $15,052
 6/30/95                $15,817         $15,985
 9/30/95                $16,119         $16,268
12/31/95                $16,925         $17,011
 3/31/96                $16,497         $16,627
 6/30/96                $16,575         $16,705
 9/30/96                $16,868         $16,987
12/31/96                $17,425         $17,484
 3/31/97                $17,195         $17,342
 6/30/97                $17,815         $17,942
 9/30/97                $18,432         $18,543
12/31/97                $19,077         $19,159
 3/31/98                $19,333         $19,448
 6/30/98                $19,835         $19,961
 9/30/98                $20,914         $21,065
12/31/98                $20,839         $21,046
 3/31/99                $20,576         $20,745
 6/30/99                $20,321         $20,569
 9/30/99                $20,543         $20,705
12/31/99                $20,430         $20,574
 3/31/00                $20,939         $21,264
 6/30/00                $21,305         $21,595
 9/30/00                $21,870         $22,189
12/31/00                $22,851         $23,299

           Average Annual Returns for Periods Ended December 31, 2000
           ----------------------------------------------------------

                                   1 Year 5 Years 10 Years
                                   ------ ------- --------
Government Securities Portfolio**  11.85%  6.19%   7.78%
Lehman Brothers Index*             13.23%  6.49%   7.92%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.


Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Strong performance in the U.S. debt markets was attributable largely to a downward shift in the yield curve, as domestic and global growth moderated and investors anticipated Fed easing.

   The U.S. Treasury sector posted a robust 13.23% return (due in part to the government's repurchase of debt), far outpacing returns in the S&P 500 Index. Investment-grade corporate bonds, which returned 9.40%, underperformed the broader debt market amid an increasing default rate and growing concern that corporate profits and cash flow would erode further as growth slows. The mortgage-backed securities sector performed well, returning 11.16% over the year.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: The Portfolio's below-index duration (a measure of sensitivity to interest rates) was a slight negative as interest rates fell. Exposure to both corporates and mortgages detracted from returns, as Treasuries were the best performing sector. Non-U.S. securities, primarily German bonds, detracted slightly from performance as non-U.S. returns were less than the U.S. Treasury market.

Q: What is your outlook for 2001?

A: We at PIMCO expect global growth to decelerate sharply, led by the U.S., where previously exuberant investment and
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

consumer spending will slow substantially. We believe that the Fed will ease as much as necessary to revive the flagging economy and restore an appetite for risk-taking in the corporate bond, bank loan, and equity markets. Portfolios with above-market duration and high quality assets should perform best as growth weakens worldwide.

   The Portfolio will target duration above benchmark, as slower growth will put a ceiling on rates. Longer duration should also offset refinancing risk arising from prepayments on mortgage holdings. We will own top quality bonds and mortgages, which pose minimal credit risk and pay relatively high yields. With regard to the curve structure, we will overweight short and longer maturity issues as we believe intermediates are too richly priced after last year's rally. Within short maturities, we will exploit compelling values such as agencies, swaps and top-tier corporates. Investment grade corporates will be underweighted because they remain vulnerable to price erosion amid deteriorating credit quality. We will maintain the allocation to developed non-U.S. bonds which offer attractive relative value.

Managed Bond Portfolio
----------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Managed Bond Portfolio returned 11.53%** compared to a 11.84%* return for the Lehman Brothers Government/ Credit Index.

                             Performance Comparison
                             ----------------------

_______  Managed Bond Portfolio
-------  Lehman Brothers Government/Credit Index

                                           Lehman Brothers
                       Managed Bond        Government/Credit
                       Portfolio           Index
 1/31/91               $10,000             $10,000
 3/31/91               $11,106             $11,120
 6/30/91               $11,287             $11,288
 9/30/91               $12,021             $11,937
12/31/91               $12,701             $12,575
 3/31/92               $12,579             $12,386
 6/30/92               $13,073             $12,888
 9/30/92               $13,719             $13,518
12/31/92               $13,803             $13,529
 3/31/93               $14,467             $14,158
 6/30/93               $14,933             $14,582
 9/30/93               $15,366             $15,065
12/31/93               $15,409             $15,021
 3/31/94               $14,950             $14,551
 6/30/94               $14,627             $14,371
 9/30/94               $14,723             $14,441
12/31/94               $14,738             $14,495
 3/31/95               $15,524             $15,216
 6/30/95               $16,349             $16,202
 9/30/95               $16,698             $16,512
12/31/95               $17,544             $17,281
 3/31/96               $17,160             $16,877
 6/30/96               $17,302             $16,956
 9/30/96               $17,681             $17,256
12/31/96               $18,291             $17,785
 3/31/97               $18,134             $17,632
 6/30/97               $18,781             $18,272
 9/30/97               $19,458             $18,913
12/31/97               $20,107             $19,520
 3/31/98               $20,383             $19,817
 6/30/98               $20,925             $20,336
 9/30/98               $22,024             $21,343
12/31/98               $21,958             $21,370
 3/31/99               $21,677             $21,114
 6/30/99               $21,427             $20,884
 9/30/99               $21,609             $20,997
12/31/99               $21,538             $20,910
 3/31/00               $22,079             $21,471
 6/30/00               $22,498             $21,782
 9/30/00               $23,126             $22,407
12/31/00               $24,021             $23,386

           Average Annual Returns for Periods Ended December 31, 2000
           ----------------------------------------------------------

                          1 Year 5 Years 10 Years
                          ------ ------- --------
Managed Bond Portfolio**  11.53%  6.48%   8.27%
Lehman Brothers Index*    11.84%  6.23%   8.00%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Strong performance in the U.S. debt markets was attributable largely to a downward shift in the yield curve, as domestic and global growth moderated and investors anticipated Fed easing.

   The U.S. Treasury sector posted a robust 13.23% return (due in part to the government's repurchase of debt), far outpacing returns in the S&P 500 Index. Investment-grade corporate bonds, which returned 9.08%, underperformed the broader debt market amid an increasing default rate and growing concern that corporate profits and cash flow would erode further as growth slows. The mortgage-backed securities sector performed well, returning 11.16% over the year.

   High yield bonds have been hurt by increased defaults with the Lehman BB Intermediate Index returning just 3.71%*. Despite the poor performance of most credit sensitive areas, emerging markets bonds performed well, returning 15.66%* as measured by the JP Morgan Emerging Bond Index Plus. Global bonds lagged Treasuries with the JP Global Bond Index Government Bond Index returning 10.96%* for the year.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: The Portfolio's index-like duration was neutral for the year. The biggest contributor to performance was the Portfolio's underweight to the corporate sector. The biggest detractors from performance were the Portfolio's non-U.S. holdings and mortgage overweight.

Q: What is your outlook 2001?

A: We at PIMCO expect global growth to decelerate sharply, led by the U.S., where previously exuberant investment and consumer spending will slow substantially. We believe that the Fed will ease as much as necessary to revive the flagging economy and restore an appetite for risk-taking in the corporate bond, bank loan, and equity markets. Portfolios with above-market duration and high quality assets should perform best as growth weakens worldwide.

Money Market Portfolio
----------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Money Market Portfolio returned 6.18%**, compared to a 6.18%
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

return for the Merrill Lynch 90-day T-Bill Index. The yield measured during the seven-day period ending December 31, 2000 was 6.57%**.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: Contrary to what we saw in the first part of the year, the latter part of 2000 exhibited signs of a slowing economy and a subsequent shift in the Federal Open Market Committee's (FOMC) interest rate policy. As the year closed, the FOMC reversed course from a tightening bias to an easing bias. The potential for interest rate decreases could be seen in Fed futures pricing as well as a re-pricing of the overall short-term market. With an environment geared towards lower interest rates, the Portfolio's holdings of floating rate securities did not perform as well in the second half of the year as they did in the first and second quarters. Throughout the year, strong demand for asset-backed securities caused these securities to price below London Inter-Bank Offer Rate (LIBOR). While additions to this sector were made at times, particularly in the middle of the year, opportunities were limited, as Pacific Life was very sensitive to the tighter pricing. Consequently, we invested a smaller portion of the Portfolio in this traditionally higher yielding sector. Because of the volatile Portfolio share activity, we also chose to slightly increase the Portfolio's holdings of very short commercial paper, while decreasing the Portfolio's corporate bond position. In concert, these strategies lowered the Portfolio's average maturity of 66 days at mid-year to a year-end average maturity of 48 days.

   As negative credit news continued to enter the market, a somewhat dislocated pricing structure developed between issuers with no news and those with news. While we chose to shy away from troubled issuers, the Portfolio did opportunistically invest in issuers who experienced some widening due to overall sector uncertainty or lower than expected earnings.

   For most of the year, 30, 60 and 90-day commercial paper rates traded in a relatively tight range (about 0.10% to 0.15%). However, as the year came to a close, the yield curve inverted and we saw the trading range broaden (about 0.30%). The yield differential between the LIBOR and 90-day commercial paper started the year between 0.30% and 0.40%, narrowed to about 0.20% mid-year and as the year closed reverted back to the 0.40% level.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: As we saw in the first half of the year, top tier companies such as Walt Disney Co., General Motors Corp. and General Electric Co. exhibited little pricing value. However, value could be found in other top tier companies whose sector's experienced general widening. Some of these issuers were Gap Inc., Eastman Kodak Co. and Fluor Corp. We also saw relative value in the telecommunications (SBC Communications Inc., Verizon Communications and France Telecom) and energy sectors (Alliant Energy Corp., Wisconsin Energy Corp., and WPS Resources).

   The trend of issuers experiencing downgrades, or placement on ratings watch lists, trading much cheaper relative to issuers with no news, continued in the second half of the year. We generally avoided these securities during their rating review periods and did not add these issuers despite the additional yield available.

Q: What is your outlook for 2001?

A: Throughout the third and fourth quarters, evidence of a slowing economy continued to mount. As we enter the new year, we at Pacific Life expect the FOMC to undertake a period of interest rate decreases. We will also keep a mindful eye on credit related news. If negative earnings reports and the abundance of issuers being placed on negative watch lists continues, we can expect a general widening of credit spreads. This may provide a source of additional yield. Given the outlook for lower interest rates, we will look to extend the Portfolio's average maturity. We will also be keeping a close eye on the asset-backed sector. If pricing in this area weakens, we will look to add yield and extend the Portfolio using top tier issuers.

High Yield Bond Portfolio
-------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the High Yield Bond Portfolio returned -3.72%**, compared to a -5.21%* return for the Credit Suisse First Boston Global High Yield Bond Index (CS First Boston Index).
---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns and 7-day yield do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

                            Performance Comparison
                            ----------------------


________  High Yield Bond Portfolio
--------  CS First Boston Index
________  Lehman Brothers Government/Credit Index

                                                            Lehman Brothers
                    High Yield           CS First           Government/Credit
                    Bond Portfolio       Boston Index       Index
 1/31/91            $10,000              $10,000            $10,000
 3/31/91            $10,691              $11,096            $11,120
 6/30/91            $11,337              $11,919            $11,288
 9/30/91            $11,914              $12,830            $11,937
12/31/91            $12,505              $13,459            $12,575
 3/31/92            $13,308              $14,561            $12,386
 6/30/92            $13,744              $14,920            $12,888
 9/30/92            $14,418              $15,458            $13,518
12/31/92            $14,846              $15,702            $13,529
 3/31/93            $15,784              $16,797            $14,158
 6/30/93            $16,522              $17,450            $14,582
 9/30/93            $16,910              $17,883            $15,065
12/31/93            $17,520              $18,672            $15,021
 3/31/94            $17,349              $18,474            $14,551
 6/30/94            $17,309              $18,208            $14,371
 9/30/94            $17,572              $18,499            $14,441
12/31/94            $17,593              $18,492            $14,495
 3/31/95            $18,559              $19,363            $15,216
 6/30/95            $19,490              $20,486            $16,202
 9/30/95            $20,091              $21,102            $16,512
12/31/95            $20,914              $21,710            $17,281
 3/31/96            $21,322              $22,179            $16,877
 6/30/96            $21,390              $22,529            $16,956
 9/30/96            $22,362              $23,374            $17,256
12/31/96            $23,276              $24,405            $17,785
 3/31/97            $23,493              $24,764            $17,632
 6/30/97            $24,435              $25,834            $18,272
 9/30/97            $25,292              $27,048            $18,913
12/31/97            $25,474              $27,486            $19,520
 3/31/98            $25,994              $28,313            $19,817
 6/30/98            $26,176              $28,673            $20,336
 9/30/98            $24,956              $26,910            $21,343
12/31/98            $26,102              $27,647            $21,370
 3/31/99            $26,574              $28,037            $21,114
 6/30/99            $26,306              $28,362            $20,884
 9/30/99            $26,282              $27,908            $20,997
12/31/99            $26,858              $28,489            $20,910
 3/31/00            $26,108              $28,185            $21,471
 6/30/00            $26,550              $28,312            $21,782
 9/30/00            $26,903              $28,504            $22,407
12/31/00            $25,862              $27,062            $23,386

          Average Annual Returns for Periods Ended December 31, 2000
          ----------------------------------------------------------

                             1 Year 5 Years 10 Years
                             ------ ------- --------
High Yield Bond Portfolio**  -3.72%  4.34%    9.93%
CS First Boston Index*       -5.21%  4.51%   11.20%
Lehman Brothers Index*       11.84%  6.23%    8.00%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The Portfolio outperformed the CS First Boston Index for a few key reasons. First, an overweight position in the upper and middle quality tiers of the market helped because the lower quality tier generated significant negative returns, especially in the second half of the year. The Portfolio had higher weightings in some of the best performing sectors including energy and utilities, and was underweight in metals, one of the worst performing sectors. Fixed communications, also performed poorly, and the Portfolio was slightly overweight in this sector, though with slightly higher credit quality than that of the CS First Boston Index.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: Many credits in the Portfolio performed well for a variety of reasons. Bank United Corp. was acquired by Washington Mutual Inc., resulting in the bonds trading to a premium. Another credit, Advanstar, was acquired by DLJ Mortgage Acceptance Corp., resulting in a premium take-out price. Clearnet Communications was acquired by Telus, resulting in an upgrade to investment grade status. Chesapeake Energy and Pride Petroleum benefited from high oil and natural gas prices. P&L Coal sold assets, and used proceeds to reduce debt levels, and Tenet did well in a positive health care environment. Most emerging market sovereign credits performed very well, especially Russia and Brazil.

   The metals sector was the worst performing industry in the CS First Boston Index. Two Portfolio holdings in the sector, Ispat Inland and Wheeling Pittsburg were both negatively impacted. PSINet, a technology company, also released disappointing results. The auto sector came under pressure in 2000, and most suppliers to the auto industry, including Hayes Wheel, were negatively impacted.

Q: What is your outlook for 2001?

A: Despite the possibility of rising defaults in 2001, we at Pacific Life are optimistic about the high yield market prospects due to a favorable Federal Reserve posture and historically attractive spreads. Only in 2 prior years, 1990 and 1994, did high yield generate negative returns. It is noteworthy that in each of the years following those negative results, the total returns in high yield were significantly positive.

Large-Cap Value Portfolio
-------------------------

Q: How did the Portfolio perform over the year ended December 31, 2000?

A: For the year ended December 31, 2000, the Large-Cap Value Portfolio returned 15.26%**, compared to a -9.11%* return for the S&P 500 Index.

                            Performance Comparison
                            ----------------------

________  Large-Cap Value Portfolio
--------  S&P 500 Index


                       Large-Cap Value          S&P 500
                       Portfolio                Index
  1/4/99               $10,000                  $10,000
 3/31/99               $10,222                  $10,498
 6/30/99               $11,557                  $11,238
 9/30/99               $10,383                  $10,537
12/31/99               $11,148                  $12,105
 3/31/00               $11,647                  $12,382
 6/30/00               $12,166                  $12,053
 9/30/00               $12,610                  $11,936
12/31/00               $12,849                  $11,001

                Total Returns for Year Ended December 31, 2000
                ----------------------------------------------

                             1 Year
                             ------
Large-Cap Value Portfolio**  15.26%
S&P Index*                   -9.11%

Performance data quoted represents past performance. Investment return and principal value will fluctuate so that shares of the Portfolio when redeemed may be worth more or less than their original cost. Past performance is not predictive of future performance.

---------------
  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

Q: What were some of the positive and negative factors which affected the Portfolio's performance during the year?

A: The equity market retreated from its five-year streak of 20%+ returns in 2000, as the S&P 500 Index declined 9.11%*. In several respects, the market's performance in 2000 reversed many of the trends that had contributed to strong gains in prior years. The significant decline in a number of large-capitalization growth stocks (primarily in the technology sector) that had fueled the market's performance in prior years penalized performance in 2000. The overall technology sector of the S&P 500 Index, which gained 75% in 1999, declined 40% in 2000. The utilities sector, which was the worst performing sector in 1999, was the best performing group in 2000, posting a 54% return. Value stocks, which had underperformed for several years, had a strong year. The S&P Barra Value Index gained 6% versus a 22% decline in the S&P Barra Growth Index.

   The market started 2000 with the same strong momentum that had driven performance in the prior year. In the first two months of the year, the technology sector continued to reach new highs, but by early March investors began to take profits. The NASDAQ, which had been up as much as 24% in the first ten weeks of the year, declined precipitously from that point on and finished the year down 39%, its worst performance since its inception in 1971. Defensive sectors, such as utilities, healthcare, financials, and consumer staples benefited from the rotation out of technology. Technology stocks rallied in August but gave back those gains in September. The decline in the technology sector accelerated dramatically during the fourth quarter. Earnings pre-announcements and revenue growth concerns at a number of high-profile technology companies fueled the decline.

Q: Discuss some of the securities/sectors which performed well and those which reported disappointing results.

A: At the beginning of 2000, the Portfolio took advantage of the market's fixation on the technology sector by continuing to reduce its technology holdings and adding to sectors that had fallen out of favor like healthcare, financials, and consumer staples. The Portfolio benefited from these moves as investors rotated out of technology and into more defensive sectors in the early spring. The Portfolio remained well overweight in consumer staples throughout the year, which aided performance.

   The top five contributors to the Portfolio's performance all came from the consumer staples sector. They included Nabisco Group Holdings, Pepsi Bottling Group Inc., RJ Reynolds Tobacco Holdings, Philip Morris Cos Inc. and Safeway Inc. These five stocks accounted for more than half of the Portfolio's performance. As in the broad market, technology and telecommunication stocks penalized performance. WorldCom Inc., National Semiconductor Corp., Gateway 2000 Inc., Compaq Computer Corp. and Computer Associates International Inc. filled out the bottom of the list.

Q: What is your outlook for 2001?

A: At Salomon Brothers, we expect the equity markets to remain choppy in the first half of 2001. The economy is clearly decelerating much more quickly than most people had expected. As a result, we expect to see continued weakness in corporate profits across many different industries. Although we expect the Fed to continue cutting interest rates, these rate cuts typically take time to work their way through the economy. As we look toward the second half of 2001, we do expect stronger performance in the equity markets as the economy recovers. Lower interest rates, lower energy costs and stabilization of the equity markets should help moderate the economic slowdown that we expect in the first half of the year.

   We continue to focus on stocks with attractive valuations and favorable earnings growth prospects. Recently, we reduced the weightings of certain defensive sectors, including healthcare, and consumer staples, as a result of their strong performance. We have taken advantage of the weakness in technology to add modestly to select technology positions. We are currently focused on adding to positions that we believe will outperform as the economy recovers. Overall, we believe that the Portfolio is well positioned for this type of environment.

---------------

  * All indices are unmanaged. Sources for indices: Ibbotson EncorrAnalyzer software.

 ** The total return for each Portfolio of the Fund includes reinvestment of all dividends and capital gain distributions, if any. The total returns do not include deductions at the separate account or contract level for cost of insurance charges, premium loads, administrative charges, maintenance fees, premium tax charges, mortality and expense risk charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns. Past performance is not predictive of future performance.

                         INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Pacific Select Fund:

 We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Pacific Select Fund (the "Fund") (comprised of the Aggressive Equity, Emerging Markets, Diversified Research, Small-Cap Equity, International Large-Cap, Equity, I-Net Tollkeeper, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, Equity Index, Small-Cap Index, REIT, International Value, Government Securities, Managed Bond, Money Market, High Yield Bond, and Large-Cap Value Portfolios) as of December 31, 2000 and the related statements of operations for the year then ended, (as to the Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value and Focused 30 Portfolios, for each of the periods from commencement of operations through December 31, 2000), and the statements of changes in net assets for each of the two years in the period then ended (as to the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios, for the year ended December 31, 2000 and for the period from commencement of operations through December 31, 1999, and as to the Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value, and Focused 30 Portfolios, for each of the periods from commencement of operations through December 31, 2000), and the financial highlights for each of the five years in the period then ended (as to the Aggressive Equity, Emerging Markets, Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value, Focused 30, Mid-Cap Value, Small-Cap Index, REIT and Large-Cap Value Portfolios, for each of the periods from commencement of operations through December 31, 2000). These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

 We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements and financial highlights presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Pacific Select Fund as of December 31, 2000, the results of their operations, the changes in their net assets, and the related financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Costa Mesa, California
February 6, 2001

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
(In thousands, except per share amounts)

                          Aggressive Emerging   Diversified   Small-Cap   International               I-Net     Multi-
                            Equity    Markets    Research      Equity       Large-Cap     Equity    Tollkeeper Strategy
                          Portfolio  Portfolio   Portfolio  Portfolio (1)   Portfolio   Portfolio   Portfolio  Portfolio
                           ---------------------------------------------------------------------------------------------
ASSETS
Investments, at cost....   $481,241  $233,557    $143,558     $735,568      $419,329    $1,135,739   $153,506  $814,877
                           ---------------------------------------------------------------------------------------
Investments, at value...   $450,380  $179,753    $147,735     $595,965      $366,795    $1,038,119   $114,295  $824,619
Cash (2)................                  691           1          138           349         4,600                1,682
Receivables:
 Dividends and interest.         86       241          88          301            21           729          3     3,705
 Fund shares sold.......        242        19         442          323            89         1,346        233       529
 Securities sold........      4,040     1,779         226          411           563                    1,866     1,405
 Other..................                    1                                      1             1                    9
Forward foreign currency
contracts appreciation..                                                       2,723
Variation margin........                                                                                              7
                           --------------------------------------------------------------------------------------------
Total Assets............    454,748   182,484     148,492      597,138       370,541     1,044,795    116,397   831,956
                           --------------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares redeemed...      1,515     1,948       1,046          863         6,109            53        247        82
 Securities purchased...      5,472     1,431       2,433       13,317         1,325                      432    68,945
 Accrued advisory fees..        293       169         113          307           330           601        158       417
 Accrued custodian and
 portfolio accounting
 fees...................          3        13           1            5             7             8          2         6
 Accrued other..........          4        17           1            2             2             6          4         4
Forward foreign currency
contracts depreciation..                    3
Variation margin........                                                                       116
                           --------------------------------------------------------------------------------------------
Total Liabilities.......      7,287     3,581       3,594       14,494         7,773           784        843    69,454
                           --------------------------------------------------------------------------------------------
NET ASSETS..............   $447,461  $178,903    $144,898     $582,644      $362,768    $1,044,011   $115,554  $762,502
                           --------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.........   $483,634  $242,446    $143,828     $652,986      $416,809    $1,094,621   $164,377  $756,065
Accumulated
undistributed net
investment income
(loss)..................     (1,865)     (773)        (15)          (8)         (171)         (771)      (723)      511
Accumulated
undistributed net
realized gain (loss)....     (3,447)   (8,949)     (3,092)      69,269        (4,065)       47,813     (8,889)   (3,741)
Net unrealized
appreciation
(depreciation) on
investments and assets
and liabilities in
foreign currencies......    (30,861)  (53,821)      4,177     (139,603)      (49,805)      (97,652)   (39,211)    9,667
                           --------------------------------------------------------------------------------------------
NET ASSETS..............   $447,461  $178,903    $144,898     $582,644      $362,768    $1,044,011   $115,554  $762,502
                           --------------------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........     40,374    26,572      13,187       27,493        46,261        39,968     17,037    49,527
                           --------------------------------------------------------------------------------------------
Net Asset Value Per
Share...................    $11.083    $6.733     $10.988      $21.192        $7.842       $26.121     $6.783   $15.396
                           --------------------------------------------------------------------------------------------

(1) Formerly named Growth Portfolio.

(2) Includes margin deposit segregated for futures contracts in the Equity Portfolio of $4,600.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2000
(In thousands, except per share amounts)

                            Equity    Strategic                         Mid-Cap     Equity    Small-Cap
                            Income      Value   Growth LT   Focused 30   Value      Index       Index     REIT
                          Portfolio   Portfolio Portfolio   Portfolio  Portfolio  Portfolio   Portfolio Portfolio
                           --------------------------------------------------------------------------------------
ASSETS
Investments, at cost ...  $1,972,257   $42,850  $3,638,295   $54,683   $376,311   $2,088,312  $196,396   $151,860
                           --------------------------------------------------------------------------------------
Investments, at value ..  $1,994,715   $42,518  $3,558,902   $48,162   $414,191   $2,584,209  $181,765   $169,333
Cash (1) ...............                     1           1                             4,907     1,567          1
Receivables:
 Dividends and interest.       2,554        11         372                  380        2,147       207        860
 Fund shares sold.......         894       406       3,156       736      1,258        1,094       137        476
 Securities sold........       2,190                41,059       494      2,208          133         6        394
Forward foreign currency
contracts appreciation..                            12,134
                           --------------------------------------------------------------------------------------
Total Assets............   2,000,353    42,936   3,615,624    49,392    418,037    2,592,490   183,682    171,064
                           --------------------------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares redeemed...         411        20       6,590        28                     932       952          5
 Securities purchased...      57,366                 4,964       373     11,232        5,335        29      1,966
 Accrued advisory fees..       1,065        35       2,356        39        274          546        74        149
 Accrued custodian and
 portfolio accounting
 fees...................          11         1          38                    1           18         8          1
 Accrued other..........          11         4          24         3          2           14         2          1
Forward foreign currency
contracts depreciation..                            26,457
Variation margin........         723                                                     580       262
                           --------------------------------------------------------------------------------------
Total Liabilities.......      59,587        60      40,429       443     11,509        7,425     1,327      2,122
                           --------------------------------------------------------------------------------------
NET ASSETS..............  $1,940,766   $42,876  $3,575,195   $48,949   $406,528   $2,585,065  $182,355   $168,942
                           --------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital.........  $1,922,973   $43,762  $3,277,296   $57,789   $354,034   $2,087,924  $185,142   $150,493
Accumulated
undistributed net
investment income
(loss)..................         (67)       50      38,409         5        (16)         (58)        5        (13)
Accumulated
undistributed net
realized gain (loss)....      (5,173)     (604)    353,208    (2,325)    14,630        2,091    11,661        990
Net unrealized
appreciation
(depreciation) on
investments and assets
and liabilities in
foreign currencies......      23,033      (332)    (93,718)   (6,520)    37,880      495,108   (14,453)    17,472
                           --------------------------------------------------------------------------------------
NET ASSETS..............  $1,940,766   $42,876  $3,575,195   $48,949   $406,528   $2,585,065  $182,355   $168,942
                           --------------------------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........      82,740     4,391     114,214     5,954     31,503       75,764    16,388     13,810
                           --------------------------------------------------------------------------------------
Net Asset Value Per
Share...................     $23.456    $9.765     $31.303    $8.222    $12.905      $34.120   $11.127    $12.234
                           --------------------------------------------------------------------------------------

(1) Includes margin deposits segregated for futures contracts in the Equity Index and Small-Cap Index Portfolios of $4,900 and $1,404, respectively.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
DECEMBER 31, 2000
(In thousands, except per share amounts)

                          International Government  Managed      Money    High Yield Large-Cap
                              Value     Securities    Bond       Market      Bond      Value
                          Portfolio (1) Portfolio  Portfolio   Portfolio  Portfolio  Portfolio
                          --------------------------------------------------------------------
ASSETS
Investments, at cost....   $1,580,273    $914,635  $2,625,948  $1,142,215  $477,087  $357,405
                          --------------------------------------------------------------------
Investments, at value...   $1,696,660    $927,232  $2,652,976  $1,142,215  $414,788  $369,603
Cash (2)................       26,529       1,145       3,837                 3,858         1
Receivables:
 Dividends and interest.        4,214       5,183      26,666       1,640    11,392       529
 Fund shares sold.......           30       1,316         834     113,304       727     2,073
 Securities sold........                   16,920     201,948
 Other..................                                  254          32        12
Forward foreign currency
contracts appreciation..                                  109
Variation margin........                       54
Other assets............                                                        145
                            ------------------------------------------------------------------
Total Assets............    1,727,433     951,850   2,886,624   1,257,191   430,922   372,206
                            ------------------------------------------------------------------
LIABILITIES
Payables:
 Fund shares redeemed...       76,360           1         161         486     1,823        19
 Securities purchased...        5,144     375,387   1,262,224                 3,858
 Accrued advisory fees..        1,173         286         814         333       207       254
 Accrued custodian and
 portfolio accounting
 fees...................           49           2          11           8         4         2
 Accrued other..........          310       2,435       6,953           6        63         3
Outstanding options
written, at value.......                      515         929                             174
Forward foreign currency
contracts depreciation..                       32         499
Variation margin........        8,660                     119
Other liabilities.......                      365       1,166
                           -------------------------------------------------------------------
Total Liabilities.......       91,696     379,023   1,272,876         833     5,955       452
                           -------------------------------------------------------------------
NET ASSETS..............   $1,635,737    $572,827  $1,613,748  $1,256,358  $424,967  $371,754
                           -------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid-in capital ........   $1,541,677    $563,305  $1,612,931  $1,256,199  $522,389  $338,637
Accumulated
undistributed net
investment income
(loss)..................          749         500       3,255         159       895       (13)
Accumulated
undistributed net
realized gain (loss)....      (16,321)       (988)    (16,551)              (36,166)   21,040
Net unrealized
appreciation
(depreciation) on
investments and assets
and liabilities in
foreign currencies......      109,632      10,010      14,113               (62,151)   12,090
                           -------------------------------------------------------------------
NET ASSETS..............   $1,635,737    $572,827  $1,613,748  $1,256,358  $424,967  $371,754
                           -------------------------------------------------------------------
Shares of beneficial
interest outstanding of
$.001 par value.........      103,170      53,646     149,175     124,517    55,200    29,514
                           -------------------------------------------------------------------
Net Asset Value Per
Share...................      $15.855     $10.678     $10.818     $10.090    $7.699   $12.596
                           -------------------------------------------------------------------

(1) Formerly named International Portfolio.

(2) Includes margin deposits segregated for futures contracts in the International Value Portfolio of $21,185.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                            Aggressive  Emerging    Diversified    Small-Cap   International                I-Net      Multi-
                              Equity     Markets     Research       Equity       Large-Cap    Equity     Tollkeeper   Strategy
                            Portfolio   Portfolio  Portfolio (1) Portfolio (2) Portfolio (1) Portfolio  Portfolio (1) Portfolio
                            ---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes
withheld..............         $1,964     $2,265        $810          $2,982       $1,865       $5,874         $29      $5,363
Interest..............            310        448         319           3,910        1,409        1,338         340      20,095
Other.................            389        146          17             839            4          317          31         195
                            ---------------------------------------------------------------------------------------------------
Total Investment
Income................          2,663      2,859       1,146           7,731        3,278        7,529         400      25,653
                            ---------------------------------------------------------------------------------------------------
EXPENSES
Advisory fees.........          3,821      2,417         694           3,848        2,179        7,684       1,052       4,952
Custodian fees and
expenses..............             46        357          22              64          171           71          25          64
Portfolio accounting
fees..................             83         57          12             104           40          204          11         135
Shareholder reports...             41         20           3              46            8           98           4          70
Distribution expenses.             81                      4                                        14                      27
Legal fees............              7          4           3              11            7           20           3           9
Trustees' fees and
expenses..............              5          2           1               6            2           13           1           8
Organization expenses.                                    20                           20                       41
Other.................             31         10           1              31            8           60           4          39
                            ---------------------------------------------------------------------------------------------------
Total Expenses........          4,115      2,867         760           4,110        2,435        8,164       1,141       5,304
Custodian Credits.....            (13)       (21)                        (30)          (8)         (35)         (5)         (7)
Recaptured
Distribution Expenses.            (81)                    (4)                                      (14)                    (27)
Adviser Expense
Reimbursement.........                                                                                         (13)
                            ---------------------------------------------------------------------------------------------------
Net Expenses..........          4,021      2,846         756           4,080        2,427        8,115       1,123       5,270
                            ---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME
(LOSS)................         (1,358)        13         390           3,651          851         (586)       (723)     20,383
                            ---------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain
(loss) from security
transactions..........         (1,273)     7,681      (3,092)         69,262       (4,065)      55,922      (8,889)      7,893
Net realized gain
(loss) from futures
contracts.............                                                                          (3,583)                  1,632
Net realized foreign
exchange gain (loss)..                      (698)                                    (713)                                 103
                            ---------------------------------------------------------------------------------------------------
Net Realized Gain
(Loss) on Investments
and Foreign
Currency Transactions.         (1,273)     6,983      (3,092)         69,262       (4,778)      52,339      (8,889)      9,628
                            ---------------------------------------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments...........       (106,023)   (99,534)      4,177        (244,534)     (52,534)    (390,366)    (39,211)    (22,908)
Net unrealized
depreciation on
futures contracts.....                                                                          (1,454)                   (724)
Net unrealized foreign
exchange gain (loss)..                       (16)                                   2,729
                            ---------------------------------------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign
Currency Transactions.       (106,023)   (99,550)      4,177        (244,534)     (49,805)    (391,820)    (39,211)    (23,632)
                            ---------------------------------------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS..........       (107,296)   (92,567)      1,085        (175,272)     (54,583)    (339,481)    (48,100)    (14,004)
                            ---------------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING
FROM OPERATIONS.......       ($108,654)  ($92,554)     $1,475       ($171,621)    ($53,732)   ($340,067)   ($48,823)     $6,379
                            ---------------------------------------------------------------------------------------------------

(1) Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios and May 1, 2000 for the I-Net Tollkeeper Portfolio.

(2) Formerly named Growth Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                                  Equity      Strategic                               Mid-Cap   Equity
                                  Income        Value      Growth LT    Focused 30     Value     Index
                                 Portfolio  Portfolio (1)  Portfolio   Portfolio (1) Portfolio Portfolio
                                -------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of foreign
taxes withheld.............        $23,920        $55          $9,358          $9      $2,316    $28,899
Interest...................          5,746        162          34,357         334         847      3,311
Other......................            111          2           1,679           2          37        190
                                -------------------------------------------------------------------------
Total Investment Income....         29,777        219          45,394         345       3,200     32,400
                                -------------------------------------------------------------------------
                                 Small-Cap
                                   Index      REIT
                                 Portfolio  Portfolio
                                -------------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of foreign
taxes withheld.............        $2,033     $6,036
Interest...................           781        270
Other......................           158          9
                                -------------------------------------------------------------------------
Total Investment Income....         2,972      6,315
                                -------------------------------------------------------------------------

EXPENSES
Advisory fees..............         12,594         89          31,126         103       1,870      6,502
Custodian fees and
expenses...................             97          5             475           3          17        129
Portfolio accounting fees..            317          1             714           1          32        432
Shareholder reports........            171          1             345           1          12        226
Distribution expenses......            115                         62                     220
Legal fees.................             25                         75           1           6         39
Trustees' fees and
expenses...................             21                         44                       2         28
Organization expenses......                        38                          38
Other......................             99                        218                      10        133
                                -------------------------------------------------------------------------
Total Expenses.............         13,439        134          33,059         147       2,169      7,489
Custodian Credits..........            (39)                       (31)                     (4)       (14)
Recaptured Distribution
Expenses...................           (115)                       (62)                   (220)
Adviser Expense
Reimbursement..............                       (36)                        (34)
                                -------------------------------------------------------------------------
Net Expenses...............         13,285         98          32,966         113       1,945      7,475
                                -------------------------------------------------------------------------
NET INVESTMENT INCOME......         16,492        121          12,428         232       1,255     24,925
                                -------------------------------------------------------------------------
EXPENSES
Advisory fees..............           834      1,099
Custodian fees and
expenses...................           146         15
Portfolio accounting fees..            30         16
Shareholder reports........            12          6
Distribution expenses......
Legal fees.................             5          4
Trustees' fees and
expenses...................             2          1
Organization expenses......
Other......................            10          4
                                -------------------------------------------------------------------------
Total Expenses.............         1,039      1,145
Custodian Credits..........            (9)        (1)
Recaptured Distribution
Expenses...................
Adviser Expense
Reimbursement..............           (28)
                                -------------------------------------------------------------------------
Net Expenses...............         1,002      1,144
                                -------------------------------------------------------------------------
NET INVESTMENT INCOME......         1,970      5,171
                                -------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss)
from security transactions.         38,730       (604)        359,048      (2,325)     15,258     16,482
Net realized loss from
futures contracts..........         (6,422)                                                      (11,125)
Net realized foreign
exchange gain..............                         1          48,109
                                -------------------------------------------------------------------------
Net Realized Gain (Loss) on
Investments and Foreign
Currency Transactions......         32,308       (603)        407,157      (2,325)     15,258      5,357
                                -------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on
investments................       (181,385)      (332)     (1,406,153)     (6,520)     39,008   (283,858)
Net unrealized appreciation
(depreciation) on futures
contracts..................         (3,421)                                                       (2,146)
Net unrealized foreign
exchange loss..............                                   (22,481)
                                -------------------------------------------------------------------------
Net Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions......       (184,806)      (332)     (1,428,634)     (6,520)     39,008   (286,004)
                                -------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS......       (152,498)      (935)     (1,021,477)     (8,845)     54,266   (280,647)
                                -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
NET ASSETS
RESULTING FROM OPERATIONS..      ($136,006)     ($814)    ($1,009,049)    ($8,613)    $55,521  ($255,722)
                                -------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss)
from security transactions.        13,162      1,173
Net realized loss from
futures contracts..........        (1,004)
Net realized foreign
exchange gain..............
                                -------------------------------------------------------------------------
Net Realized Gain (Loss) on
Investments and Foreign
Currency Transactions......        12,158      1,173
                                -------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) on
investments................       (28,042)    21,452
Net unrealized appreciation
(depreciation) on futures
contracts..................           118
Net unrealized foreign
exchange loss..............
                                -------------------------------------------------------------------------
Net Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions......       (27,924)    21,452
                                -------------------------------------------------------------------------
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON
INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS......       (15,766)    22,625
                                -------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
NET ASSETS
RESULTING FROM OPERATIONS..      ($13,796)   $27,796
                                -------------------------------------------------------------------------

(1) Operations commenced on October 2, 2000.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF OPERATIONS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                          International Government  Managed     Money   High Yield Large-Cap
                              Value     Securities   Bond      Market      Bond      Value
                          Portfolio (1) Portfolio  Portfolio  Portfolio Portfolio  Portfolio
                          ------------------------------------------------------------------
INVESTMENT INCOME
Dividends, net of
foreign taxes withheld..      $23,023                    $2                  $216    $3,710
Interest................       11,050    $29,642     90,346    $66,292     45,803     1,025
Other...................          293        760      1,795          8        424        33
                          ------------------------------------------------------------------
Total Investment Income.       34,366     30,402     92,143     66,300     46,443     4,768
                          ------------------------------------------------------------------
EXPENSES
Advisory fees ..........       14,292      2,853      7,819      3,487      2,609     2,068
Custodian fees and
expenses................        1,206         52        134         91         40        55
Portfolio accounting
fees ...................          306         93        226        160         91        38
Shareholder reports ....          152         39        108         89         42        16
Distribution expenses...                                                                126
Legal fees..............           22         28         23         24          5         5
Trustees' fees and
expenses ...............           18          5         14         11          5         2
Reorganization expenses.                                 86
Other...................           88         26         62         53         23        13
                          ------------------------------------------------------------------
Total Expenses..........       16,084      3,096      8,472      3,915      2,815     2,323
Custodian Credits.......           (8)      (141)       (92)       (21)       (20)       (3)
Recaptured Distribution
Expenses................                                                               (126)
                          ------------------------------------------------------------------
Net Expenses............       16,076      2,955      8,380      3,894      2,795     2,194
                          ------------------------------------------------------------------
NET INVESTMENT INCOME...       18,290     27,447     83,763     62,406     43,648     2,574
                          ------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN
(LOSS) ON INVESTMENTS
AND FOREIGN
CURRENCY TRANSACTIONS
Net realized gain (loss)
from security
transactions............        9,605      5,899     14,471               (14,092)   21,522
Net realized gain (loss)
from futures contracts..         (888)     5,139      6,072
Net realized foreign
exchange gain (loss)....      (10,456)       (35)     1,946                  (758)
                          ------------------------------------------------------------------
Net Realized Gain (Loss)
on Investments and
Foreign
Currency Transactions...       (1,739)    11,003     22,489               (14,850)   21,522
                          ------------------------------------------------------------------
Net unrealized
appreciation
(depreciation) on
investments.............     (157,516)    16,092     46,292               (44,145)   10,011
Net unrealized
appreciation
(depreciation) on
futures contracts.......      (32,084)     3,000     (1,099)
Net unrealized foreign
exchange gain (loss)....          629     (2,375)    (7,064)                    3
                          ------------------------------------------------------------------
Net Unrealized Gain
(Loss) on Investments
and Foreign
Currency Transactions...     (188,971)    16,717     38,129               (44,142)   10,011
                          ------------------------------------------------------------------
NET REALIZED AND
UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND
FOREIGN CURRENCY
TRANSACTIONS............     (190,710)    27,720     60,618               (58,992)   31,533
                          ------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS RESULTING
FROM OPERATIONS.........     ($172,420)   $55,167   $144,381    $62,406   ($15,344)  $34,107
                          ------------------------------------------------------------------

(1) Formerly named International Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                                Aggressive Emerging    Diversified    Small-Cap   International                 I-Net
                                  Equity    Markets     Research       Equity       Large-Cap     Equity     Tollkeeper
                                Portfolio  Portfolio  Portfolio (1) Portfolio (2) Portfolio (1) Portfolio   Portfolio (1)
                                ------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
(loss).........................   ($1,358)      $13         $390        $3,651          $851         ($586)      ($723)
Net realized gain (loss)
on investments and
foreign currency transactions..    (1,273)    6,983       (3,092)       69,262        (4,778)       52,339      (8,889)
Net unrealized gain
(loss) on investments
and foreign
currency transactions..........  (106,023)  (99,550)       4,177      (244,534)      (49,805)     (391,820)    (39,211)
                                ------------------------------------------------------------------------------------------
Net Increase
(Decrease) in Net
Assets
Resulting from Operations......  (108,654)  (92,554)       1,475      (171,621)      (53,732)     (340,067)    (48,823)
                                ------------------------------------------------------------------------------------------
Net Equalization
Credits........................                 503          364           909         1,155            94           8
                                ------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income.                         (112)        (405)       (3,633)         (309)          (74)
Net realized gains.............   (15,629)                             (42,256)                    (78,904)
                                ------------------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to Shareholders..   (15,629)     (112)        (405)      (45,889)         (309)      (78,978)
                                ------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares.........................   458,140   261,627      173,969       766,492       513,453       578,563     175,503
Dividend reinvestments.........    15,629       111          403        45,754           308        78,960
Cost of shares repurchased.....  (368,385) (207,702)     (30,908)     (438,108)      (98,107)     (237,239)    (11,134)
                                ------------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share Transactions.....   105,384    54,036      143,464       374,138       415,654       420,284     164,369
                                ------------------------------------------------------------------------------------------
NET INCREASE
(DECREASE) IN NET
ASSETS.........................   (18,899)  (38,127)     144,898       157,537       362,768         1,333     115,554
                                ------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year..........   466,360   217,030                    425,107                   1,042,678
                                ------------------------------------------------------------------------------------------
    End of Year................  $447,461  $178,903     $144,898      $582,644      $362,768    $1,044,011    $115,554
                                ------------------------------------------------------------------------------------------
                                 Multi-
                                Strategy
                                Portfolio
                                ------------------------------------------------------------------------------------------
OPERATIONS
Net investment income
(loss).........................  $20,383
Net realized gain (loss)
on investments and foreign
currency transactions..........    9,628
Net unrealized gain (loss)
on investments and foreign
currency transactions..........  (23,632)
                                ------------------------------------------------------------------------------------------
Net Increase (Decrease) in
Net Assets Resulting
from Operations................    6,379
                                ------------------------------------------------------------------------------------------
Net Equalization Credits.......      671
                                ------------------------------------------------------------------------------------------
DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income..........  (20,211)
Net realized gains.............  (56,437)
                                ------------------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to Shareholders..  (76,648)
                                ------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of shares...  121,016
Dividend reinvestments.........   76,113
Cost of shares repurchased..... (104,535)
                                ------------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share Transactions.....   92,594
                                ------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN
NET ASSETS.....................   22,996
                                ------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year..........  739,506
                                ------------------------------------------------------------------------------------------
    End of Year................ $762,502
                                ------------------------------------------------------------------------------------------

(1) Operations commenced on January 3, 2000 for the Diversified Research and International Large-Cap Portfolios and May 1, 2000 for the I-Net Tollkeeper Portfolio.

(2) Formerly named Growth Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                            Equity      Strategic                              Mid-Cap     Equity    Small-Cap
                            Income        Value     Growth LT    Focused 30     Value      Index       Index      REIT
                          Portfolio   Portfolio (1) Portfolio   Portfolio (1) Portfolio  Portfolio   Portfolio  Portfolio
                          ------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income...     $16,492        $121       $12,428        $232      $1,255      $24,925    $1,970     $5,171
Net realized gain (loss)
on investments and
foreign currency
transactions............      32,308        (603)      407,157      (2,325)     15,258        5,357    12,158      1,173
Net unrealized gain
(loss) on investments
and foreign currency
transactions............    (184,806)       (332)   (1,428,634)     (6,520)     39,008     (286,004)  (27,924)    21,452
                          ------------------------------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets
Resulting from
Operations..............    (136,006)       (814)   (1,009,049)     (8,613)     55,521     (255,722)  (13,796)    27,796
                          ------------------------------------------------------------------------------------------------
Net Equalization
Credits.................       1,212          36            48          63       1,238        1,215       475      2,478
                          ------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income...     (16,794)        (72)      (21,762)       (227)     (1,277)     (24,976)   (1,965)    (5,192)
Net realized gains......    (162,475)                 (615,889)                 (2,093)     (28,438)     (823)       (51)
                          ------------------------------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders............    (179,269)        (72)     (637,651)       (227)     (3,370)     (53,414)   (2,788)    (5,243)
                          ------------------------------------------------------------------------------------------------
CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares..................     424,257      48,947     1,663,912      61,384     278,253      702,256   182,163    120,307
Dividend reinvestments..     178,795          72       637,651         227       3,355       53,294     2,769      5,119
Cost of shares
repurchased.............    (161,447)     (5,293)     (735,567)     (3,885)    (35,903)    (286,175) (101,520)   (31,616)
                          ------------------------------------------------------------------------------------------------
Net Increase in Net
Assets Derived from
Capital Share
Transactions............     441,605      43,726     1,565,996      57,726     245,705      469,375    83,412     93,810
                          ------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS...........     127,542      42,876       (80,656)     48,949     299,094      161,454    67,303    118,841
                          ------------------------------------------------------------------------------------------------

NET ASSETS
    Beginning of Year...   1,813,224                 3,655,851                 107,434    2,423,611   115,052     50,101
                          ------------------------------------------------------------------------------------------------
    End of Year.........  $1,940,766     $42,876    $3,575,195     $48,949    $406,528   $2,585,065  $182,355   $168,942
                          ------------------------------------------------------------------------------------------------

(1) Operations commenced on October 2, 2000.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 2000
(In thousands)

                                International Government                             High Yield Large-Cap
                                    Value     Securities Managed Bond  Money Market     Bond      Value
                                Portfolio (1) Portfolio   Portfolio     Portfolio    Portfolio  Portfolio
                                -------------------------------------------------------------------------
OPERATIONS
Net investment income.........      $18,290     $27,447     $83,763       $62,406     $43,648     $2,574
Net realized gain (loss) on
investments and foreign
currency transactions.........       (1,739)     11,003      22,489                   (14,850)    21,522
Net unrealized gain (loss) on
investments and foreign
currency transactions.........     (188,971)     16,717      38,129                   (44,142)    10,011
                                -------------------------------------------------------------------------
Net Increase (Decrease)
in Net Assets Resulting from
Operations....................     (172,420)     55,167     144,381        62,406     (15,344)    34,107
                                -------------------------------------------------------------------------
Net Equalization Credits......        3,946       1,891      13,658         3,272         595      1,285
                                -------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income.........       (2,506)    (27,320)    (83,151)      (62,377)    (41,978)    (2,584)
Net realized gains............      (47,746)                                                      (1,229)
                                -------------------------------------------------------------------------
Net Decrease in Net
Assets Resulting from
Distributions to
Shareholders..................      (50,252)    (27,320)    (83,151)      (62,377)    (41,978)    (3,813)
                                -------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from sale of
shares........................    4,212,564     188,045     525,901     6,389,746     205,581    288,116
Dividend reinvestments........       49,243      26,917      80,854        61,687      41,151      3,789
Cost of shares
repurchased...................   (4,090,790)   (100,047)   (158,873)   (6,255,448)   (213,785)  (121,261)
                                -------------------------------------------------------------------------
Net Increase in Net
Assets Derived
from Capital Share
Transactions..................      171,017     114,915     447,882       195,985      32,947    170,644
                                -------------------------------------------------------------------------
NET INCREASE (DECREASE)
IN NET ASSETS.................      (47,709)    144,653     522,770       199,286     (23,780)   202,223
                                -------------------------------------------------------------------------
NET ASSETS
Beginning of Year.............    1,683,446     428,174   1,090,978     1,057,072     448,747    169,531
                                -------------------------------------------------------------------------
End of Year...................   $1,635,737    $572,827  $1,613,748    $1,256,358    $424,967   $371,754
                                -------------------------------------------------------------------------

(1) Formerly named International Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

                   Aggressive Emerging     Small-Cap                Multi-      Equity                                Equity
                     Equity    Markets      Equity       Equity    Strategy     Income    Growth LT   Mid-Cap Value   Index
                   Portfolio  Portfolio  Portfolio (1) Portfolio   Portfolio  Portfolio   Portfolio   Portfolio (2) Portfolio
                  ------------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment
income (loss) ...      ($380)   $1,110         $639          $803   $16,929      $13,812     ($6,804)       $228       $21,643
Net realized
gain (loss) on
investments and
foreign currency
transactions.....     21,594    (1,015)      42,262        74,416    44,124      128,828     620,941       1,465        25,670
Net unrealized
gain (loss) on
investments and
foreign currency
transactions.....     68,230    69,214       84,649       180,698   (15,855)      43,255     982,643      (1,128)      320,776
                  ------------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Resulting from
Operations.......     89,444    69,309      127,550       255,917    45,198      185,895   1,596,780         565       368,089
                  ------------------------------------------------------------------------------------------------------------
Net Equalization
Credits..........                  510          118           194     1,185        1,323                     388         1,588
                  ------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment
income...........                 (650)        (644)         (818)  (16,821)     (13,560)                   (222)      (21,634)
Net realized
gains............    (27,050)               (32,134)      (46,839)  (38,774)    (119,857)   (147,190)                   (8,241)
                  ------------------------------------------------------------------------------------------------------------
Net Decrease in
Net Assets
Resulting from
Distributions to
Shareholders.....    (27,050)     (650)     (32,778)      (47,657)  (55,595)    (133,417)   (147,190)       (222)      (29,875)
                  ------------------------------------------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from
sale of shares...    391,140   122,913      169,884       419,537   205,988      554,460   1,127,217     125,842       778,612
Dividend
reinvestments....     27,051       643       32,706        47,626    55,255      133,105     147,190         221        29,806
Cost of shares
repurchased......   (232,937)  (82,265)    (140,331)     (135,568)  (88,949)    (190,285)   (347,905)    (19,360)     (221,066)
                  ------------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Capital Share
Transactions.....    185,254    41,291       62,259       331,595   172,294      497,280     926,502     106,703       587,352
                  ------------------------------------------------------------------------------------------------------------
NET INCREASE IN
NET ASSETS.......    247,648   110,460      157,149       540,049   163,082      551,081   2,376,092     107,434       927,154
                  ------------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of
Year.............    218,712   106,570      267,958       502,629   576,424    1,262,143   1,279,759                 1,496,457
                  ------------------------------------------------------------------------------------------------------------
 End of Year.....   $466,360  $217,030     $425,107    $1,042,678  $739,506   $1,813,224  $3,655,851    $107,434    $2,423,611
                  ------------------------------------------------------------------------------------------------------------

(1) Formerly named Growth Portfolio.

(2) Operations commenced on January 4, 1999.

See Notes to Financial Statements

PACIFIC SELECT FUND
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
FOR THE YEAR ENDED DECEMBER 31, 1999
(In thousands)

                                                                Govern-                             High
                       Small-Cap                 International    ment     Managed      Money       Yield      Large-Cap
                         Index         REIT          Value     Securities    Bond       Market      Bond         Value
                     Portfolio (1) Portfolio (1) Portfolio (2) Portfolio  Portfolio   Portfolio   Portfolio  Portfolio (1)
                    ------------------------------------------------------------------------------------------------------

OPERATIONS
Net investment
income .............       $517        $1,713        $14,182     $16,491     $54,327     $35,799   $36,797         $743
Net realized
gain (loss) on
investments and
foreign currency
transactions........      1,535           (26)        16,214     (12,571)    (40,909)              (11,559)         747
Net unrealized
gain (loss) on
investments and
foreign currency
transactions........     13,471        (3,980)       282,496      (8,175)    (28,246)              (12,739)       2,079
                    ------------------------------------------------------------------------------------------------------
Net Increase
(Decrease) in
Net Assets
Resulting from
Operations..........     15,523        (2,293)       312,892      (4,255)    (14,828)     35,799    12,499        3,569
                    ------------------------------------------------------------------------------------------------------
Net Equalization
Credits.............        467           833          8,793       3,681      10,971       7,070     1,528          732
                    ------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO
SHAREHOLDERS
Net investment
income..............       (517)       (1,705)        (8,658)    (16,370)    (53,390)    (35,643)  (36,795)        (746)
Net realized gains..     (1,209)         (106)       (44,740)     (4,137)    (22,065)
                    ------------------------------------------------------------------------------------------------------
Net Decrease in
Net Assets
Resulting from
Distributions to
Shareholders........     (1,726)       (1,811)       (53,398)    (20,507)    (75,455)    (35,643)  (36,795)        (746)
                    ------------------------------------------------------------------------------------------------------

CAPITAL SHARE
TRANSACTIONS
Proceeds from
sale of shares......    118,409        59,776      3,291,235     272,594     435,530   4,734,509   194,692      195,137
Dividend
reinvestments.......      1,719         1,777         52,357      20,246      74,523      35,306    36,160          742
Cost of shares
repurchased.........    (19,340)       (8,181)    (2,924,648)    (34,013)   (105,752) (4,199,090) (148,722)     (29,903)
                    ------------------------------------------------------------------------------------------------------
Net Increase in
Net Assets
Derived from
Capital Share
Transactions........    100,788        53,372        418,944     258,827     404,301     570,725    82,130      165,976
                    ------------------------------------------------------------------------------------------------------
NET INCREASE IN
NET ASSETS..........    115,052        50,101        687,231     237,746     324,989     577,951    59,362      169,531
                    ------------------------------------------------------------------------------------------------------

NET ASSETS
Beginning of Year...                                 996,215     190,428     765,989     479,121   389,385
                    ------------------------------------------------------------------------------------------------------
End of Year.........   $115,052       $50,101     $1,683,446    $428,174  $1,090,978  $1,057,072  $448,747     $169,531
                    ------------------------------------------------------------------------------------------------------

(1) Operations commenced on January 4, 1999.

(2) Formerly named International Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each year were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                         --------------------------------------  ---------------------------------------
                            Net Asset       Net       Net Realized               Dividends                                Net Asset
                              Value,     Investment  and Unrealized  Total from   from Net   Distributions                  Value,
For the Year Ended          Beginning      Income      Gain (Loss)   Investment  Investment   from Capital    Total        End of
   December 31,              of Year       (Loss)     on Securities  Operations    Income        Gains     Distributions    Year
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio
---------------------------
2000                        $14.55       ($0.02)    ($2.98)         ($3.00)         -        ($0.47)      ($0.47)         $11.08
1999                         12.66        (0.01)      3.27            3.26          -         (1.37)       (1.37)          14.55
1998                         11.18         0.01       1.47            1.48          -           -            -             12.66
1997                         10.78        (0.01)      0.41            0.40          -           -            -             11.18
1996 (4)                     10.00         0.01       0.78            0.79       ($0.01)        -          (0.01)          10.78
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------
2000                        $10.48       ($0.03)    ($3.71)         ($3.74)      ($0.01)        -         ($0.01)          $6.73
1999                          6.85         0.03       3.63            3.66        (0.03)        -          (0.03)          10.48
1998                          9.47         0.10      (2.64)          (2.54)       (0.08)        -          (0.08)           6.85
1997                          9.68         0.06      (0.22)          (0.16)       (0.05)        -          (0.05)           9.47
1996 (4)                     10.00        (0.02)     (0.30)          (0.32)         -           -            -              9.68
------------------------------------------------------------------------------------------------------------------------------------
Diversified Research Portfolio
------------------------------
2000 (4)                    $10.00        $0.03      $0.99           $1.02       ($0.03)        -         ($0.03)         $10.99
-----------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity Portfolio (5)
------------------------------
2000                        $29.79        $0.15     ($6.51)         ($6.36)      ($0.15)     ($2.09)      ($2.24)         $21.19
1999                         22.92         0.05       9.75            9.80        (0.05)      (2.88)       (2.93)          29.79
1998                         24.61         0.02       0.90            0.92        (0.02)      (2.59)       (2.61)          22.92
1997                         21.45         0.05       5.65            5.70        (0.05)      (2.49)       (2.54)          24.61
1996                         18.57         0.08       4.11            4.19        (0.09)      (1.22)       (1.31)          21.45
------------------------------------------------------------------------------------------------------------------------------------
International Large-Cap Portfolio
---------------------------------
2000 (4)                    $10.00        $0.06     ($2.21)         ($2.15)      ($0.01)        -         ($0.01)          $7.84
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
----------------
2000                        $37.50       ($0.01)    ($8.94)         ($8.95)         -        ($2.43)      ($2.43)         $26.12
1999                         29.27         0.03      10.56           10.59       ($0.03)      (2.33)       (2.36)          37.50
1998                         23.89         0.09       7.01            7.10        (0.09)      (1.63)       (1.72)          29.27
1997                         21.07         0.14       3.58            3.72        (0.13)      (0.77)       (0.90)          23.89
1996                         17.52         0.02       4.71            4.73        (0.02)      (1.16)       (1.18)          21.07
------------------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper Portfolio
--------------------------
2000 (4)                    $10.00       ($0.04)    ($3.18)         ($3.22)         -            -           -             $6.78
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross        (Loss) After       (Loss) Before
                                        End of      Expenses to     Expenses to    Expense Reductions  Expense Reductions  Portfolio
For the Year Ended           Total     Year (in     Average Net     Average Net      to Average Net      to Average Net     Turnover
   December 31,            Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)     Assets (2), (3)      Rate
------------------------------------------------------------------------------------------------------------------------------------
Aggressive Equity Portfolio
---------------------------
2000                       (21.06%)     $447,461      0.84%           0.86%            (0.28%)             (0.30%)          171.29%
1999                        27.35%       466,360      0.85%           0.85%            (0.12%)             (0.13%)          100.85%
1998                        13.22%       218,712      0.89%           0.89%             0.01%               0.01%           184.42%
1997                         3.78%       122,752      0.86%           0.87%            (0.13%)             (0.13%)          189.21%
1996 (4)                     7.86%        49,849      1.02%           1.03%            (0.11%)             (0.12%)           79.86%
------------------------------------------------------------------------------------------------------------------------------------
Emerging Markets Portfolio
--------------------------
2000                       (35.69%)     $178,903      1.30%           1.30%             0.01%              (0.00%)          120.01%
1999                        53.56%       217,030      1.41%           1.42%             0.74%               0.74%            48.52%
1998                       (26.83%)      106,570      1.46%           1.46%             1.42%               1.42%            29.82%
1997                        (1.69%)       99,425      1.46%           1.47%             0.80%               0.79%            69.60%
1996 (4)                    (3.23%)       44,083      2.18%           2.22%            (0.11%)             (0.14%)           47.63%
------------------------------------------------------------------------------------------------------------------------------------
Diversified Research Portfolio
------------------------------
2000 (4)                    10.21%      $144,898      0.98%           0.99%             0.51%               0.50%            23.71%
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Equity  Portfolio (5)
-------------------------------
2000                       (22.41%)     $582,644      0.69%           0.69%             0.62%               0.61%            45.54%
1999                        47.52%       425,107      0.70%           0.70%             0.22%               0.22%            49.34%
1998                         2.69%       267,958      0.70%           0.70%             0.11%               0.11%            48.48%
1997                        30.27%       246,555      0.70%           0.70%             0.22%               0.21%            52.20%
1996                        23.62%       167,335      0.76%           0.76%             0.44%               0.43%            70.22%
------------------------------------------------------------------------------------------------------------------------------------
International Large-Cap Portfolio
---------------------------------
2000 (4)                   (21.51%)     $362,768      1.17%           1.17%             0.41%               0.41%            21.25%
------------------------------------------------------------------------------------------------------------------------------------
Equity Portfolio
----------------
2000                       (25.17%)    1,044,011      0.69%           0.69%            (0.05%)             (0.05%)           62.74%
1999                        38.54%     1,042,678      0.69%           0.69%             0.11%               0.11%            58.72%
1998                        30.28%       502,629      0.71%           0.71%             0.35%               0.35%           130.51%
1997                        18.18%       318,143      0.70%           0.70%             0.59%               0.59%           159.88%
1996                        28.03%       207,897      0.74%           0.74%             0.05%               0.05%            90.98%
------------------------------------------------------------------------------------------------------------------------------------
I-Net Tollkeeper Portfolio
--------------------------
2000 (4)                   (32.17%)     $115,554      1.60%           1.63%            (1.03%)             (1.06%)           47.56%
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements          See explanation of references on C-4

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                        --------------------------------------  ---------------------------------------
                           Net Asset       Net       Net Realized               Dividends                                 Net Asset
                             Value,     Investment  and Unrealized  Total from   from Net   Distributions                   Value,
For the Year Ended         Beginning      Income      Gain (Loss)   Investment  Investment   from Capital    Total         End of
    December 31,            of Year       (Loss)     on Securities  Operations    Income        Gains     Distributions     Year
------------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Portfolio
------------------------
2000                       $16.98       $0.44       ($0.33)          $0.11      ($0.43)     ($1.26)       ($1.69)         $15.40
1999                        17.32        0.44         0.74            1.18       (0.43)      (1.09)        (1.52)          16.98
1998                        16.18        0.46         2.34            2.80       (0.46)      (1.20)        (1.66)          17.32
1997                        14.75        0.50         2.23            2.73       (0.50)      (0.80)        (1.30)          16.18
1996                        14.20        0.48         1.20            1.68       (0.48)      (0.65)        (1.13)          14.75
------------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
-----------------------
2000                       $27.75       $0.22       ($1.98)         ($1.76)     ($0.22)     ($2.31)       ($2.53)         $23.46
1999                        26.89        0.24         3.20            3.44       (0.24)      (2.34)        (2.58)          27.75
1998                        24.47        0.20         5.44            5.64       (0.20)      (3.02)        (3.22)          26.89
1997                        20.45        0.20         5.35            5.55       (0.20)      (1.33)        (1.53)          24.47
1996                        18.21        0.24         3.15            3.39       (0.24)      (0.91)        (1.15)          20.45
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Portfolio
-------------------------
2000 (4)                   $10.00       $0.03       ($0.25)         ($0.22)     ($0.02)        -          ($0.02)          $9.76
------------------------------------------------------------------------------------------------------------------------------------
Growth LT Portfolio
-------------------
2000                       $47.67       $0.33       ($9.43)         ($9.10)     ($0.22)     ($7.05)       ($7.27)         $31.30
1999                        26.20        0.15        23.95           24.10        -          (2.63)        (2.63)          47.67
1998                        17.31       (0.04)        9.86            9.82       (0.05)      (0.88)        (0.93)          26.20
1997                        16.50        0.16         1.51            1.67       (0.09)      (0.77)        (0.86)          17.31
1996                        14.12        0.14         2.37            2.51       (0.13)        -           (0.13)          16.50
------------------------------------------------------------------------------------------------------------------------------------
Focused 30 Portfolio
--------------------
2000 (4)                   $10.00       $0.04       ($1.78)         ($1.74)     ($0.04)        -          ($0.04)          $8.22
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio
-----------------------
2000                       $10.50       $0.05        $2.54           $2.59      ($0.05)     ($0.14)       ($0.19)         $12.90
1999 (4)                    10.00        0.02         0.50            0.52       (0.02)        -           (0.02)          10.50
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
----------------------
2000                       $38.41       $0.35       ($3.88)         ($3.53)     ($0.35)     ($0.41)       ($0.76)         $34.12
1999                        32.33        0.39         6.24            6.63       (0.39)      (0.16)        (0.55)          38.41
1998                        25.71        0.38         6.83            7.21       (0.37)      (0.22)        (0.59)          32.33
1997                        20.42        0.37         6.13            6.50       (0.37)      (0.84)        (1.21)          25.71
1996                        17.45        0.37         3.42            3.79       (0.37)      (0.45)        (0.82)          20.42
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross        (Loss) After       (Loss) Before
                                        End of      Expenses to     Expenses to    Expense Reductions  Expense Reductions  Portfolio
For the Year Ended           Total     Year (in     Average Net     Average Net      to Average Net      to Average Net     Turnover
   December 31,            Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)     Assets (2), (3)      Rate
-----------------------------------------------------------------------------------------------------------------------------------
Multi-Strategy Portfolio
------------------------
2000                         0.75%        $762,502     0.69%           0.70%                2.68%           2.67%          237.43%
1999                         7.04%         739,506     0.70%           0.70%                2.57%           2.56%          196.97%
1998                        18.17%         576,424     0.70%           0.71%                2.81%           2.81%          102.38%
1997                        19.62%         367,128     0.71%           0.71%                3.25%           3.25%           71.89%
1996                        12.56%         225,619     0.78%           0.78%                3.37%           3.37%          132.94%
-----------------------------------------------------------------------------------------------------------------------------------
Equity Income Portfolio
-----------------------
2000                        (6.71%)     $1,940,766     0.69%           0.69%                0.85%           0.84%           45.41%
1999                        13.26%       1,813,224     0.70%           0.70%                0.91%           0.91%           69.34%
1998                        24.18%       1,262,143     0.69%           0.70%                0.84%           0.84%           80.78%
1997                        28.60%         806,112     0.70%           0.70%                0.91%           0.91%          105.93%
1996                        19.43%         429,262     0.75%           0.75%                1.31%           1.31%           94.95%
------------------------------------------------------------------------------------------------------------------------------------
Strategic Value Portfolio
-------------------------
2000 (4)                    (2.19%)        $42,876     1.05%           1.44%                1.30%           0.91%            9.88%
------------------------------------------------------------------------------------------------------------------------------------
Growth LT Portfolio
-------------------
2000                        (21.70%)    $3,575,195     0.79%           0.80%                0.30%           0.30%           68.37%
1999                         98.08%      3,655,851     0.79%           0.79%               (0.33%)         (0.33%)         111.56%
1998                         58.29%      1,279,759     0.80%           0.80%               (0.08%)         (0.08%)         116.96%
1997                         10.96%        677,147     0.82%           0.82%                0.52%           0.52%          145.17%
1996                         17.87%        438,154     0.87%           0.87%                0.74%           0.74%          147.02%
-----------------------------------------------------------------------------------------------------------------------------------
Focused 30 Portfolio
--------------------
2000 (4)                    (17.39%)       $48,949     1.05%           1.37%                2.15%           1.83%           23.51%
------------------------------------------------------------------------------------------------------------------------------------
Mid-Cap Value Portfolio
-----------------------
2000                         24.91%       $406,528     0.88%           0.98%                0.57%           0.47%          136.97%
1999 (4)                      5.22%        107,434     0.97%           0.97%                0.44%           0.44%           84.14%
------------------------------------------------------------------------------------------------------------------------------------
Equity Index Portfolio
----------------------
2000                         (9.29%)    $2,585,065     0.29%           0.29%                0.96%           0.96%            4.13%
1999                         20.59%      2,423,611     0.20%           0.21%                1.14%           1.13%            4.16%
1998                         28.45%      1,496,457     0.21%           0.21%                1.33%           1.33%            2.48%
1997                         32.96%        874,136     0.23%           0.23%                1.61%           1.61%            2.58%
1996                         22.36%        393,412     0.31%           0.31%                2.05%           2.04%           20.28%
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on C-4

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                        --------------------------------------  ---------------------------------------
                           Net Asset                 Net Realized               Dividends                                 Net Asset
                             Value,        Net      and Unrealized  Total from   from Net   Distributions                   Value,
For the Year Ended         Beginning    Investment     Gain on      Investment  Investment   from Capital    Total         End of
    December 31,            of Year       Income      Securities    Operations    Income        Gains     Distributions     Year
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index
Portfolio
---------------
2000                       $11.74        $0.13        ($0.55)         ($0.42)     ($0.13)       ($0.06)       ($0.19)       $11.13
1999 (4)                    10.00         0.06          1.87            1.93       (0.06)        (0.13)        (0.19)        11.74
----------------------------------------------------------------------------------------------------------------------------------
REIT Portfolio
--------------
2000                        $9.59        $0.46         $2.65           $3.11      ($0.46)       ($0.01)       ($0.47)       $12.23
1999 (4)                    10.00         0.39         (0.39)           -          (0.39)        (0.02)        (0.41)         9.59
----------------------------------------------------------------------------------------------------------------------------------
International
Value Portfolio (5)
-------------------
2000                       $18.49        $0.09        ($2.19)         ($2.10)     ($0.02)       ($0.52)       ($0.54)       $15.85
1999                        15.80         0.06          3.37            3.43       (0.12)        (0.62)        (0.74)        18.49
1998                        16.21         0.11          0.90            1.01       (0.17)        (1.25)        (1.42)        15.80
1997                        15.40         0.41          1.00            1.41       (0.29)        (0.31)        (0.60)        16.21
1996                        12.93         0.28          2.54            2.82       (0.23)        (0.12)        (0.35)        15.40
----------------------------------------------------------------------------------------------------------------------------------
Government Securities
Portfolio
---------------------
2000                       $10.10        $0.58         $0.58           $1.16      ($0.58)         -           ($0.58)       $10.68
1999                        10.98         0.52         (0.74)          (0.22)      (0.52)       ($0.14)        (0.66)        10.10
1998                        10.78         0.54          0.42            0.96       (0.55)        (0.21)        (0.76)        10.98
1997                        10.38         0.53          0.42            0.95       (0.55)         -            (0.55)        10.78
1996                        10.84         0.56         (0.27)           0.29       (0.53)        (0.22)        (0.75)        10.38
----------------------------------------------------------------------------------------------------------------------------------
Managed Bond
Portfolio
------------
2000                       $10.33        $0.68         $0.47           $1.15      ($0.66)         -           ($0.66)       $10.82
1999                        11.38         0.59         (0.79)          (0.20)      (0.59)       ($0.26)        (0.85)        10.33
1998                        11.14         0.57          0.40            0.97       (0.58)        (0.15)        (0.73)        11.38
1997                        10.75         0.59          0.44            1.03       (0.60)        (0.04)        (0.64)        11.14
1996                        11.10         0.59         (0.15)           0.44       (0.57)        (0.22)        (0.79)        10.75
----------------------------------------------------------------------------------------------------------------------------------
Money Market
Portfolio
------------
2000                       $10.08        $0.60         $0.01           $0.61      ($0.60)         -           ($0.60)       $10.09
1999                        10.05         0.46          0.03            0.49       (0.46)         -            (0.46)        10.08
1998                        10.06         0.52          -               0.52       (0.53)         -            (0.53)        10.05
1997                        10.04         0.51          0.01            0.52       (0.50)         -            (0.50)        10.06
1996                        10.02         0.47          0.02            0.49       (0.47)         -            (0.47)        10.04
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                       Ratio of Net        Ratio of Net
                                         Net           Ratio           Ratio         Investment Income   Investment Income
                                        Assets,        of Net          of Gross        After Expense      Before Expense
                                        End of       Expenses to      Expenses to      Reductions to       Reductions to   Portfolio
For the Year Ended          Total      Year (in      Average Net      Average Net       Average Net         Average Net    Turnover
   December 31,           Return (1)  thousands)   Assets (2), (3)  Assets (2), (3)   Assets (2), (3)     Assets (2), (3)    Rate
------------------------------------------------------------------------------------------------------------------------------------
Small-Cap Index
Portfolio
---------------
2000                        (3.61%)    $182,355       0.60%            0.62%               1.18%              1.16%          67.45%
1999 (4)                    19.36%      115,052       0.75%            0.94%               0.99%              0.80%          52.06%
------------------------------------------------------------------------------------------------------------------------------------
REIT Portfolio
--------------
2000                        32.77%     $168,942       1.14%            1.14%               5.16%              5.16%          18.22%
1999 (4)                    (0.01%)      50,101       1.28%            1.28%               6.09%              6.09%          20.24%
------------------------------------------------------------------------------------------------------------------------------------
International
Value Portfolio (5)
-------------------
2000                       (11.40%) $ 1,635,737       0.96%            0.96%               1.09%              1.09%          63.27%
1999                        22.82%    1,683,446       1.01%            1.01%               1.12%              1.12%          55.56%
1998                         5.60%      996,215       1.00%            1.00%               1.36%              1.36%          45.61%
1997                         9.28%      764,036       1.02%            1.03%               1.81%              1.79%          84.34%
1996                        21.89%      454,019       1.07%            1.07%               2.28%              2.28%          20.87%
------------------------------------------------------------------------------------------------------------------------------------
Government Securities
Portfolio
---------------------
2000                        11.85%     $572,827       0.62%            0.65%               5.77%              5.74%         589.38%
1999                        (1.95%)     428,174       0.66%            0.66%               5.19%              5.19%         370.28%
1998                         9.24%      190,428       0.66%            0.66%               5.16%              5.16%         266.83%
1997                         9.48%      129,900       0.66%            0.67%               5.39%              5.38%         203.01%
1996                         2.94%       97,542       0.72%            0.72%               5.33%              5.33%         307.13%
------------------------------------------------------------------------------------------------------------------------------------
Managed Bond
Portfolio
------------
2000                        11.53%  $ 1,613,748       0.64%            0.65%               6.42%              6.41%         406.54%
1999                        (1.91%)   1,090,978       0.65%            0.66%               5.68%              5.67%         374.74%
1998                         9.20%      765,989       0.66%            0.66%               5.40%              5.40%         230.99%
1997                         9.92%      468,575       0.66%            0.66%               5.72%              5.72%         230.87%
1996                         4.25%      260,270       0.71%            0.71%               5.71%              5.71%         386.16%
------------------------------------------------------------------------------------------------------------------------------------
Money Market
Portfolio
------------
2000                         6.18%  $ 1,256,358       0.38%            0.38%               6.01%              6.01%            N/A
1999                         4.94%    1,057,072       0.39%            0.40%               4.87%              4.87%            N/A
1998                         5.29%      479,121       0.42%            0.43%               5.17%              5.16%            N/A
1997                         5.28%      451,505       0.44%            0.44%               5.17%              5.17%            N/A
1996                         5.07%      322,193       0.50%            0.50%               4.93%              4.93%            N/A
------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements           See explanation of references on C-4

PACIFIC SELECT FUND
FINANCIAL HIGHLIGHTS (Continued)
Selected data for a share outstanding throughout each year were as follows:


------------------------------------------------------------------------------------------------------------------------------------
                                                 Investment Activities                       Distributions
                                        --------------------------------------  ---------------------------------------
                           Net Asset       Net       Net Realized               Dividends                                 Net Asset
                             Value,     Investment  and Unrealized  Total from   from Net   Distributions                   Value,
For the Year Ended         Beginning      Income      Gain (Loss)   Investment  Investment   from Capital    Total         End of
    December 31,            of Year       (Loss)     on Securities  Operations    Income        Gains     Distributions     Year
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
Portfolio
---------------
2000                         $8.81        $0.82        ($1.13)       ($0.31)      ($0.80)        -          ($0.80)        $7.70
1999                          9.34         0.78         (0.53)         0.25        (0.78)        -           (0.78)         8.81
1998                          9.98         0.78         (0.55)         0.23        (0.78)      ($0.09)       (0.87)         9.34
1997                          9.94         0.78          0.12          0.90        (0.77)       (0.09)       (0.86)         9.98
1996                          9.79         0.79          0.25          1.04        (0.79)       (0.10)       (0.89)         9.94
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value
Portfolio
---------------
2000                        $11.09        $0.11         $1.58         $1.69       ($0.10)      ($0.08)      ($0.18)       $12.60
1999 (4)                     10.00         0.05          1.09          1.14        (0.05)        -           (0.05)        11.09
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Ratios/Supplemental Data
                           ---------------------------------------------------------------------------------------------------------
                                                                                      Ratio of Net        Ratio of Net
                                          Net          Ratio           Ratio       Investment Income   Investment Income
                                        Assets,       of Net          of Gross        After Expense      Before Expense
                                        End of      Expenses to     Expenses to      Reductions to       Reductions to    Portfolio
For the Year Ended           Total     Year (in     Average Net     Average Net       Average Net         Average Net     Turnover
   December 31,            Return (1)  thousands) Assets (2), (3) Assets (2), (3)    Assets (2), (3)     Assets (2), (3)    Rate
------------------------------------------------------------------------------------------------------------------------------------
High Yield Bond
Portfolio
---------------
2000                        (3.72%)     $424,967       0.64%           0.65%             10.04%             10.04%           70.45%
1999                         2.90%       448,747       0.65%           0.66%              8.65%              8.65%           52.38%
1998                         2.46%       389,385       0.65%           0.66%              8.18%              8.17%           75.27%
1997                         9.44%       311,125       0.65%           0.66%              7.89%              7.89%          103.19%
1996                        11.31%       184,744       0.71%           0.71%              8.28%              8.28%          120.06%
------------------------------------------------------------------------------------------------------------------------------------
Large-Cap Value
Portfolio
---------------
2000                        15.26%      $371,754       0.90%           0.95%              1.06%              1.00%           80.70%
1999 (4)                    11.46%       169,531       0.97%           0.97%              0.86%              0.86%           55.23%
------------------------------------------------------------------------------------------------------------------------------------

(1) Total return not annualized for periods of less than one full year.

(2) Net expenses are after custodian credits, recaptured distribution expenses, and adviser expense reimbursements, if any, as discussed in Note 6 to the Financial Statements. Gross expenses used in calculating the ratios of gross expenses and net investment income (loss) before expense reductions to average daily net assets are grossed up by these credits, recaptured distribution expenses, and reimbursements.

(3) Annualized for periods of less than one full year.

(4) Operations commenced on April 1, 1996 for the Aggressive Equity and Emerging Markets Portfolios, January 4, 1999 for the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios, January 3, 2000 for the Diversified Research and International Large-Cap Portfolios, May 1, 2000 for the I-Net Tollkeeper Portfolio, and October 2, 2000 for the Strategic Value and Focused 30 Portfolios. The ratios of expenses and net investment income (loss) to average daily net assets are annualized.

(5) Small-Cap Equity Portfolio formerly named Growth Portfolio and International Value Portfolio formerly named International Portfolio.

See Notes to Financial Statements

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------

                                                            Market
                                            Shares           Value
                                            ------           -----

COMMON STOCKS - 91.30%

Autos & Transportation - 1.11%

Expeditors Int'l of Washington Inc             92,400       $4,960,725
                                                          -------------
Consumer Discretionary - 12.81%

Administaff Inc *                             122,800        3,340,160
American Eagle Outfitters *                    71,300        3,012,425
Brinker International Inc *                    46,800        1,977,300
CDW Computer Centers Inc *                    104,600        2,915,725
ChoicePoint Inc *                             117,100        7,677,369
Concord Camera Corp *                         126,500        2,087,250
Edison Schools Inc *                          138,900        4,375,350
Entravision Communications Corp 'A' *         302,000        5,549,250
Iron Mountain Inc *                           147,900        5,490,787
MSC Industrial Direct Co Inc *                255,100        4,607,744
Penton Media Inc                              188,600        5,068,625
Rent-Way Inc *                                169,300          751,269
Tetra Tech Inc *                               62,600        1,995,375
Ultimate Electronics Inc *                     80,700        1,770,356
ValueVision International Inc 'A' *           109,000        1,376,125
West Teleservices Corp *                      190,000        5,343,750
                                                          -------------
                                                            57,338,860
                                                          -------------
Consumer Staples - 0.67%

Performance Food Group *                       58,400        2,993,912
                                                          -------------
Financial Services - 6.62%

Everest Re Group Ltd                           68,800        4,927,800
Gallagher (Arthur J) & Co                      91,100        5,796,237
Greater Bay Bancorp                           110,400        4,526,400
Investment Technology Group                   113,600        4,742,800
Radian Group Inc                               42,700        3,205,169
Reinsurance Group of America Inc              129,200        4,586,600
Silicon Valley Bancshares Delaware *           53,000        1,831,812
                                                          -------------
                                                            29,616,818
                                                          -------------
Health Care - 28.59%

Alpharma Inc                                  115,200        5,054,400
Apogent Technologies Inc *                    229,800        4,710,900
Array BioPharma Inc *                         102,600          916,987
Biosite Diagnostics Inc *                     185,000        7,480,937
Caremark Rx Inc *                             410,500        5,567,406
Cephalon Inc *                                121,000        7,660,812
Cima Labs Inc                                  85,000        5,530,312
Cubist Pharmaceuticals Inc *                   34,100          988,900
CuraGen Corp *                                 32,700          893,119
DUSA Pharmaceuticals Inc *                    131,600        2,212,525
Enzon Inc *                                    67,000        4,158,187
Genomic Solutions Inc *                       376,000        2,867,000
Gilead Sciences Inc *                          58,200        4,826,962
ImmunoGen Inc *                                70,600        1,513,488
INAMED Corp *                                  22,000          449,625
InterMune Pharmaceuticals Inc *                74,700        3,333,488
King Pharmaceuticals Inc *                    274,100       14,167,544
Laboratory Corp of America Holdings *          37,200        6,547,200
Matrix Pharmaceutical Inc *                   363,000        6,216,375
Medicines Co *                                 31,800          651,900
Medicis Pharmaceutical 'A' *                  110,500        6,533,313
Noven Pharmaceuticals Inc *                   126,800        4,739,150
OSI Pharmaceuticals Inc *                      62,900        5,039,863
Priority Healthcare Corp 'B' *                180,000        7,346,250
SICOR Inc *                                    21,600          311,850
Sybron Dental Specialties *                    40,467          682,874
Titan Pharmaceuticals Inc *                   143,500        5,075,595
Trimeris Inc *                                 73,300        4,022,338
United Therapeutics Corp *                    104,900        1,547,275
Universal Health Services 'B' *                61,400        6,861,450
                                                          -------------
                                                           127,908,025
                                                          -------------
Integrated Oils - 1.15%

Kerr-McGee Corp                                77,000        5,154,188
                                                          -------------
Materials & Processing - 3.12%

Dycom Industries Inc *                         89,500        3,216,406
OM Group Inc                                  107,000        5,844,875
Pactiv Corp *                                 395,400        4,893,075
                                                          -------------
                                                            13,954,356
                                                          -------------
Other Energy - 4.01%

Cooper Cameron Corp *                          88,700        5,859,744
Newfield Exploration Co *                     128,000        6,072,000
Spinnaker Exploration Co *                    140,900        5,988,250
                                                          -------------
                                                            17,919,994
                                                          -------------
Producer Durables - 3.52%

C&D Technologies Inc                           99,200        4,284,200
L-3 Communications Holdings Inc *              75,700        5,828,900
Power-One Inc *                                55,400        2,177,913
Powerwave Technologies Inc *                   59,300        3,469,050
                                                          -------------
                                                            15,760,063
                                                          -------------
Technology - 25.93%

Actuate Corp *                                312,900        5,984,213
Acxiom Corp *                                 100,900        3,928,794
Aeroflex Inc *                                177,400        5,114,109
Agile Software Corp *                          73,200        3,614,250
Amphenol Corp *                                75,500        2,958,656
Applied Micro Circuits Corp *                  25,800        1,936,209
Art Technology Group Inc *                     61,300        1,873,481
CacheFlow Inc *                                27,300          465,806
Digital Lightwave Inc *                        75,900        2,405,081
Elantec Semiconductor Inc *                    75,800        2,103,450
Exar Corp *                                   174,400        5,403,675
EXFO Electro-Optical Engineering Inc *         96,400        2,518,450
Flag Telecom Holdings Ltd *                   587,500        3,671,875
Flextronics International Ltd *               133,000        3,790,500
Informatica Corp *                            202,000        7,991,625
International Rectifier Corp *                 60,000        1,800,000
Intersil Holding Corp *                       135,200        3,101,150
Interwoven Inc *                               60,400        3,982,625
ISS Group Inc *                                93,000        7,294,688

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
AGGRESSIVE EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

-----------------------------------------------------------------------

                                                              Market
                                            Shares             Value
                                            ------             -----

Macrovision Corp *                             63,700       $4,714,795
MatrixOne Inc *                               100,000        1,818,750
Metromedia Fiber Network Inc 'A' *            459,400        4,651,425
Micromuse Inc *                                56,800        3,428,413
NetIQ Corp *                                   86,900        7,592,888
Niku Corp *                                   120,000          877,500
Plexus Corp *                                  74,300        2,258,023
Quest Software Inc *                          155,600        4,366,525
Semtech Corp *                                 98,000        2,162,125
SmartForce PLC *                              144,500        5,427,781
Stratos Lightwave Inc *                       150,400        2,566,200
TranSwitch Corp *                             159,100        6,224,788
                                                          -------------
                                                           116,027,850
                                                          -------------
Utilities - 3.77%

GT Group Telecom Inc 'B' *                    430,000        3,225,000
Orion Power Holdings Inc *                    217,500        5,355,938
SBA Communications Corp                       144,800        5,945,850
Western Wireless Corp *                        60,000        2,351,250
                                                          -------------
                                                            16,878,038
                                                          -------------

Total Common Stocks
   (Cost $437,533,504)                                     408,512,829
                                                          -------------

FOREIGN COMMON STOCKS - 2.25%

France - 1.09%

Business Objects SA *                          31,000        1,755,375
Coflexip SA                                    50,000        3,143,750
                                                          -------------
                                                             4,899,125
                                                          -------------

Japan - 1.16%

DDi Corp *                                    190,100        5,180,225
                                                          -------------

Total Foreign Common Stocks
   (Cost $11,919,166)                                       10,079,350
                                                          -------------

-----------------------------------------------------------------------
                                        Principal
                                          Amount               Value
                                          ------               -----

SHORT-TERM INVESTMENT - 7.10%

TIME DEPOSIT - 7.10%

State Street Cayman Islands
   5.000% due 01/02/01                  $31,788,000        $31,788,000
                                                          -------------

Total Time Deposit                                          31,788,000
                                                          -------------

Total Short-Term Investment
   (Cost $31,788,000)                                       31,788,000
                                                          -------------

TOTAL INVESTMENTS - 100.65%
   (Cost $481,240,670)                                     450,380,179

OTHER ASSETS AND
LIABILITIES, NET - (0.65%)                                  (2,918,770)
                                                          -------------

NET ASSETS - 100.00%                                      $447,461,409
                                                          =============

Notes to Schedule of Investments
--------------------------------

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                            $481,240,670
                                                          =============

Aggregate gross unrealized appreciation
for all investments in which there was
an excess of value over tax cost                           $43,295,215

Aggregate gross unrealized depreciation
for all investments in which there was
an excess of tax cost over value                           (74,155,706)
                                                          -------------

Net unrealized depreciation                               ($30,860,491)
                                                          =============

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------

                                                              Market
                                            Shares             Value
                                            ------             -----

COMMON STOCKS - 97.38%

Argentina - 1.04%

Banco Frances SA                               77,000       $1,617,000
IMPSAT Fiber Networks Inc *                       600            2,625
Telecom Argentina SA                           15,600          244,725
                                                          -------------
                                                             1,864,350
                                                          -------------
Brazil - 12.93%

Banco Itau SA PN                           23,497,000        2,229,203
Companhia De Bebidas Americas               1,394,000          335,869
Companhia De Bebidas Americas ADR             150,000        3,862,500
Companhia Siderurgica Nacional SA          16,000,000          509,538
Embratel Participacoes ADR                    142,000        2,227,625
Gerdau SA                                 244,980,000        2,238,740
Globo Cabo SA *                                64,000          720,000
Itausa-Investimentos Itau SA *              1,700,000        1,682,564
Pao De Acucar CIA ADR                          95,000        3,467,500
Tele Norte Leste Participacoes SA              80,000        1,825,000
Telecelular Sul Part-ADR                       68,400        1,786,950
Telesp Celular PA ADR                          83,000        2,241,000
                                                          -------------
                                                            23,126,489
                                                          -------------
Chile - 4.13%

Compania Cerveceria Unidas ADR                144,000        3,096,000
Compania De Telefono Chili ADR                 84,606        1,115,742
Distribucion Y Servicio D&S SA ADR            182,000        3,173,625
                                                          -------------
                                                             7,385,367
                                                          -------------
China - 0.56%

China Unicom Ltd *                            658,000        1,008,129
                                                          -------------
Czech Republic - 0.78%

Ceske Radiokomunikace GDR *                    41,100        1,387,125
                                                          -------------
Egypt - 1.17%

Mobinil-Egyptian Mobile *                     110,000        2,091,131
                                                          -------------
Finland - 0.39%

Oyj Hartwall ABP                               36,529          703,689
                                                          -------------
Germany - 0.38%

Nortel Inversora ADR                           86,000          688,000
                                                          -------------
Greece - 3.01%

Alpha Credit Bank                              34,800        1,199,603
Antenna TV ADS *                               30,950          589,984
Hellenic Telecommunication ADR                 64,300          963,738
National Bank of Greece                        45,780        1,740,327
Stet Hellas Telecommunication *                84,200          884,100
                                                          -------------
                                                             5,377,752
                                                          -------------

Hong Kong - 8.37%

China Petroleum & Chemical Int'l Corp *       169,000        2,577,250
China Merchants Holdings Co Ltd             1,200,000          869,264
China Mobile Ltd *                          1,308,500        7,146,698
Global Technology Holdings Ltd *              268,000          309,243
Hutchison Whampoa                              76,000          947,601
Legend Holdings Ltd                         2,150,000        1,350,693
Li & Fung Ltd                                 541,000          984,935
Television Broadcasts                         148,000          777,979
                                                          -------------
                                                            14,963,663
                                                          -------------
Hungary - 0.93%

Gedeon Richter RT                              17,843        1,054,033
Matav RT                                      148,300          616,439
                                                          -------------
                                                             1,670,472
                                                          -------------
India - 8.75%

Aptech Ltd GDR *                              100,000          385,000
HDFC Bank Ltd                                  97,727          450,114
Himachal Futuristic Comm Ltd                   12,000          312,339
Himachal Futuristic Comm Ltd GDR *             13,450        1,331,550
Infosys Technology                             30,000        3,582,905
ITC Ltd                                        50,000          960,370
NIIT Ltd                                       30,000        1,022,044
Satyam Computer Services Ltd *                225,000        1,595,678
SSI Ltd GDR                                   136,700          389,595
Sterlite Optical Technologies Ltd *            50,000          851,060
UTI India IT Fund                             203,000        4,415,250
Videsh Sanchar Nigam Ltd ADR                   28,725          359,063
                                                          -------------
                                                            15,654,968
                                                          -------------
Indonesia - 0.24%

PT Indofood Sukses Makmur Tbk               2,850,000          228,295
PT Telekomunikasi Indonesia                   944,560          200,139
                                                          -------------
                                                               428,434
                                                          -------------
Israel - 5.15%

Amdocs Ltd *                                   27,311        1,809,354
Attunity Ltd *                                 50,500          222,516
BK Hapoalim Bm                                242,700          704,061
Check Point Software Technology Ltd *          28,485        3,804,528
ECI Telecom Ltd                                43,569          609,285
First International Bank of Israel Ltd        222,800        1,498,741
Partner Communications Corp *                  96,441          566,591
                                                          -------------
                                                             9,215,076
                                                          -------------
Lithuania - 0.60%

Liettuvos Telekomas GDR *                     204,000        1,065,900
                                                          -------------
Malaysia - 2.16%

Digi.com Berhad *                             524,000          670,168
Malayan Banking Berhad                        120,600          428,447
New Straits Times Press *                     182,000          231,811
Public Bank Behrad                            432,000          336,505
Rothmans Pall Mall Ord *                       56,000          515,789

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

-----------------------------------------------------------------------

                                                            Market
                                            Shares           Value
                                            ------           -----

Tenaga Nasional Berhad                        465,000       $1,419,474
Unisem (M) Berhad                             124,000          261,053
                                                          -------------
                                                             3,863,247
                                                          -------------
Mexico - 11.43%

Apasco SA                                     105,000          485,656
Fomento Economica Mexicano SA                  58,084        1,735,259
Grupo Financiero Banamex *                  2,850,000        1,575,928
Grupo Financiero Banort *                   1,328,000        1,794,408
Grupo Iusacell SA *                           183,000        1,784,250
Grupo Televisa                                 17,350          779,666
Telefonos De Mexico ADR                       159,120        7,180,290
Tubos De Acero De Mexico SA                   212,000        3,044,320
Wal-Mart De Mexico SA *                     1,045,663        2,075,893
                                                          -------------
                                                            20,455,670
                                                          -------------
Peru - 0.00%

Enrique Ferreyros                              58,206            6,440
                                                          -------------
Philippines - 0.72%

ABS-CBN Broadcasting Co                       600,000          588,000
Philippine Long Distance                       40,900          707,570
                                                          -------------
                                                             1,295,570
                                                          -------------
Russia - 1.94%

Lukoil Holding                                 63,125        2,276,445
Mobile TeleSystems ADR *                       49,900        1,197,600
                                                          -------------
                                                             3,474,045
                                                          -------------
South Africa - 9.25%

Anglo American Platinum *                      29,800        1,607,730
Boe Corp Ltd                                  617,600              815
Boe Ltd *                                   5,671,344        3,344,005
Dimension Data Holdings PLC * -               126,600          858,362
Iscor Ltd                                   1,246,200        2,054,808
Johnnies Industrial Corp                      250,500        2,752,493
M-Cell Ltd *                                  339,600        1,133,344
MIH Ltd *                                      56,467          734,071
Pick 'N' Pay Stores Ltd *                     767,800        1,392,593
Sasol LTD *                                   144,000          929,798
Standard Bank                                 430,490        1,731,954
                                                          -------------
                                                            16,539,973
                                                          -------------
South Korea - 10.07%

Cheil Communications                            8,000          392,095
H&CB *                                         72,000        1,633,518
Halla Climate Control *                        25,000          392,292
Kookmin Bank                                  241,400        2,843,368
Korea Telecom Corp                             20,000          620,000
Pohang Iron & Steel                            82,800        1,288,575
Pohang Iron & Steel ADR                        26,500          418,037
SK Telecom Co Ltd                              22,730        4,546,000
Samsung Electronics Co                         40,605        5,071,613
Shinhan Bank                                   98,350          808,569
                                                          -------------
                                                            18,014,067
                                                          -------------

Taiwan - 8.10%

Asustek Computer Inc GDR                      307,006          928,694
China Steel Corp GDR *                        140,128        1,716,563
Compal Electronics Inc                      1,282,000        1,737,977
Giga-Byte Technology Co Ltd GDR *              33,230          260,856
Hon Hai Precision GDR *                       128,942        1,518,292
Hon Hai Precision Industry Co Ltd *           167,000          847,101
Siliconware Precision Inds Co Ltd ADR *       175,300          438,250
Taiwan Semiconductor Co Ltd *               1,823,000        4,375,864
United Microelectronics Corp *                452,000          656,437
United Microelectronics Corp ADR *            242,800        2,003,100
                                                          -------------
                                                            14,483,134
                                                          -------------
Thailand - 1.40%

Adv Info Serv Alien Market *                  174,700        1,690,645
Bec World                                     123,200          624,516
Siam Cement Public Co Ltd *                    20,000          188,940
                                                          -------------
                                                             2,504,101
                                                          -------------
Turkey - 3.37%

Aksigorta                                  78,416,500        1,158,173
Anadolu Efes Biracilik Ve M S AS            2,533,940          122,860
Dogan Yayin Holding AS *                  207,296,810        1,438,058
Eregli Demir Ve Celik Fabrikalari *        36,858,340          756,083
Hurriyet Gazetecilik Ve Matbaacilik AS    116,499,030          703,895
Turkiye Garanti Bankasi                   162,990,400          911,851
Vestel Elektronik Sanayi *                253,801,000          937,129
                                                          -------------
                                                             6,028,049
                                                          -------------
Zimbabwe - 0.51%

Econet Wireless Holding *                   3,868,530          905,699
                                                          -------------

Total Common Stocks
   (Cost $228,004,546)                                     174,200,540
                                                          -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EMERGING MARKETS PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

-----------------------------------------------------------------------
                                        Principal
                                          Amount               Value
                                          ------               -----

SHORT-TERM INVESTMENT - 3.10%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 3.10%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $5,555,225; collateralized by U.S.
   Treasury Notes--market value
   $5,664,497 and due 03/31/03)         $5,551,986          $5,551,986
                                                          ------------

Total Securities Held Under Repurchase
   Agreement                                                 5,551,986
                                                          ------------

Total Short-Term Investment
   (Cost $5,551,986)                                         5,551,986
                                                          ------------


TOTAL INVESTMENTS - 100.48%
   (Cost $233,556,532)                                     179,752,526


OTHER ASSETS AND
LIABILITIES, NET - (0.48%)                                    (849,906)
                                                          ------------


NET ASSETS - 100.00%                                      $178,902,620
                                                          ============

Notes to Schedule of Investments
--------------------------------

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                            $233,556,532
                                                          ============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                               $5,321,982

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                              (59,125,988)
                                                          ------------

Net unrealized depreciation                               ($53,804,006)
                                                          ============

See Notes to Financial Statements

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------

                                                            Market
                                            Shares           Value
                                            ------           -----

COMMON STOCKS - 89.67%

Autos & Transportation - 1.28%

CNF Inc                                        11,800         $398,987
Union Pacific Corp                             28,800        1,461,600
                                                          -------------
                                                             1,860,587
                                                          -------------
Consumer Discretionary - 16.51%

AT&T Corp - Liberty Media Group 'A' *         183,100        2,483,294
Autonation Inc *                               24,900          149,400
Carnival Corp 'A'                              38,100        1,173,956
Charter Communications Inc 'A' *               26,700          605,756
Circuit City Stores Inc                        75,000          862,500
Costco Wholesale Corp *                        40,000        1,597,500
Dollar General Corp                            96,000        1,812,000
DoubleClick Inc *                              48,500          533,500
EchoStar Communications Corp *                 26,000          591,500
Fox Entertainment Group Inc *                  38,200          682,825
Gap Inc                                        50,000        1,275,000
Hasbro Inc                                      4,700           49,937
Loral Space & Communications *                 65,600          209,100
Lowe's Cos Inc                                 30,100        1,339,450
McDonalds Corp                                 38,800        1,319,200
Nike Inc 'B'                                   26,800        1,495,775
The Interpublic Group of Cos Inc               22,800          970,425
Time Warner Inc                                29,300        1,530,632
Tyco International Ltd                         17,100          949,050
USA Networks Inc *                             42,500          826,094
Viacom Inc                                     52,000        2,431,000
Wal-Mart Stores Inc                            11,300          600,312
Williams-Sonoma Inc *                          21,700          434,000
                                                          -------------
                                                            23,922,206
                                                          -------------
Consumer Staples - 8.38%

Campbell Soup Co                               56,400        1,952,850
Clorox Co                                      46,700        1,657,850
Conagra Inc                                    49,300        1,281,800
Kellogg Co                                    114,800        3,013,500
PepsiCo Inc                                    61,300        3,038,181
Philip Morris Cos Inc                          27,100        1,192,400
                                                          -------------
                                                            12,136,581
                                                          -------------
Financial Services - 16.02%

American International Group Inc                2,700          266,119
Bank of America Corp                           53,200        2,440,550
Bank One Corp                                  17,300          633,612
CheckFree Corp *                               23,100          994,744
Cincinnati Financial Corp                         300           11,869
Hartford Financial Services Group              28,200        1,991,625
Household International Inc                    39,000        2,145,000
Jefferson-Pilot Corp                           12,000          897,000
Lincoln National Corp                          14,700          695,494
PMI Group Inc                                   9,100          615,956
St. Paul Cos Inc                               33,500        1,819,469
USA Education Inc                             116,200        7,901,600
Washington Mutual Inc                          52,800        2,801,700
                                                          -------------
                                                            23,214,738
                                                          -------------

Health Care - 13.94%

Becton Dickinson & Co                          13,100          453,587
Forest Laboratories Inc *                      15,900        2,112,712
Genentech Inc *                                 2,600          211,900
Guidant Corp                                   38,800        2,092,775
Medtronic Inc                                 112,400        6,786,150
Pfizer Inc                                    185,800        8,546,800
                                                          -------------
                                                            20,203,924
                                                          -------------
Integrated Oils - 1.86%

Exxon Mobil Corp                                7,300          634,644
Texaco Inc                                     33,100        2,056,337
                                                          -------------
                                                             2,690,981
                                                          -------------
Materials & Processing - 2.42%

Alcoa Inc                                      56,400        1,889,400
Fluor Corp *                                   34,000        1,124,125
Newmont Mining Corp                            29,000          494,812
                                                          -------------
                                                             3,508,337
                                                          -------------
Other - 0.76%

General Electric Co                             4,500          215,719
Illinois Tool Works Inc                         8,900          530,106
Textron Inc                                     7,600          353,400
                                                          -------------
                                                             1,099,225
                                                          -------------
Other Energy - 4.79%

AES Corp *                                     21,100        1,168,412
Baker Hughes Inc                               62,700        2,605,969
Weatherford International *                    29,800        1,408,050
Williams Cos Inc                               43,900        1,753,256
                                                          -------------
                                                             6,935,687
                                                          -------------
Producer Durables - 4.87%

Agilent Technologies Inc *                     12,000          657,000
Applied Materials Inc *                        28,900        1,103,619
Dover Corp                                      3,000          121,687
Emerson Electric Co                            11,200          882,700
KLA-Tencor Corp *                              20,200          680,487
Lam Research Corp *                            24,200          350,900
Lockheed Martin Corp                           26,200          889,490
Teradyne Inc *                                 25,400          946,150
United Technologies Corp                       15,200        1,195,100
W.W. Grainger Inc                               6,500          237,250
                                                          -------------
                                                             7,064,383
                                                          -------------
Technology - 9.98%

Advanced Micro Devices Inc *                   26,400          364,650
Altera Corp *                                  19,500          513,094
Applied Micro Circuits Corp *                  18,200        1,365,853
Autodesk Inc                                    9,400          253,212
Bookham Technology PLC *                       12,000          157,500
Cadence Design Systems Inc *                   39,100        1,075,250
Cisco Systems Inc *                            38,900        1,487,925
Compaq Computer Corp                           55,800          839,790
Dell Computer Corp *                           34,200          596,362
Genuity Inc *                                  64,800          328,050

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
DIVERSIFIED RESEARCH PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

-----------------------------------------------------------------------

                                                            Market
                                            Shares           Value
                                            ------           -----

Hewlett-Packard Co                             14,000         $441,875
JDS Uniphase Corp *                             6,400          266,800
Macromedia Inc *                                9,800          595,350
Micron Technology Inc                           7,800          276,900
MIPS Technologies Inc 'A' *                     5,000          133,438
MIPS Technologies Inc 'B' *                     8,100          206,423
PeopleSoft Inc *                               27,200        1,011,500
PMC-Sierra Inc *                                8,300          652,588
Raytheon Co 'A'                                32,600          945,400
Raytheon Co 'B'                                37,000        1,149,313
Texas Instruments Inc                          24,900        1,179,638
webMethods Inc *                                7,000          622,563
                                                          -------------
                                                            14,463,474
                                                          -------------
Utilities - 8.86%

Adelphia Communications Corp *                 17,500          903,438
AT&T Corp                                      57,000          986,813
Cablevision Systems Corp 'A' *                 50,200        4,263,863
Cinergy Corp                                   20,700          727,088
Niagara Mohawk Holdings Inc *                  31,400          523,988
NiSource Inc                                   32,900        1,011,675
Northeast Utilities                            53,200        1,290,100
Qwest Communications Int'l Inc *               39,424        1,616,384
SBC Communications Inc                         14,200          678,050
Sprint PCS Group Series 1 *                    41,000          837,938
                                                          -------------
                                                            12,839,337
                                                          -------------

Total Common Stocks
   (Cost $126,264,611)                                     129,939,460
                                                          -------------

FOREIGN COMMON STOCKS - 8.54%

Canada - 0.98%

Canadian National Railway Co                   47,600        1,413,125
                                                          -------------

Finland - 1.41%

Nokia Corp ADR Pref                            47,000        2,044,500
                                                          -------------

Netherlands - 1.05%

ASM Lithography Holding *                      24,000          541,500
Philips Electronics NV 'NY' *                  27,000          978,750
                                                          -------------
                                                             1,520,250
                                                          -------------

Switzerland - 0.08%

Syngenta AG ADR *                              10,724          117,291
                                                          -------------

United Kingdom - 5.02%

AstraZeneca PLC ADR                            92,300        4,753,450
Shell Transport & Trading Co ADR               51,000        2,518,125
                                                          -------------
                                                             7,271,575
                                                          -------------

Total Foreign Common Stocks
   (Cost $11,864,735)                                       12,366,741
                                                          -------------

-----------------------------------------------------------------------
                                        Principal
                                          Amount              Value
                                          ------              -----

SHORT-TERM INVESTMENT - 3.75%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 3.75%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $5,432,167; collateralized by U.S.
   Treasury Notes--market value
   $5,541,919 and due 05/31/01)         $5,429,000          $5,429,000
                                                          -------------

Total Securities Held Under Repurchase
   Agreement                                                 5,429,000
                                                          -------------

Total Short-Term Investment
   (Cost $5,429,000)                                         5,429,000
                                                          -------------

TOTAL INVESTMENTS - 101.96%
   (Cost $143,558,346)                                     147,735,201

OTHER ASSETS AND
LIABILITIES, NET - (1.96%)                                  (2,836,845)
                                                          -------------

NET ASSETS - 100.00%                                      $144,898,356
                                                          ============

Notes to Schedule of Investments
--------------------------------

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                            $143,558,346
                                                          ============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                              $18,951,865

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                              (14,775,010)
                                                          -------------

Net unrealized appreciation                                 $4,176,855
                                                          ============

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------

                                                            Market
                                            Shares           Value
                                            ------           -----

COMMON STOCKS - 87.37%

Autos & Transportation - 4.17%

Alaska Air Group Inc                          100,000       $2,975,000
Arctic Cat Inc                                132,000        1,534,500
Bandag Inc                                     63,000        2,555,437
Hub Group Inc 'A' *                            62,000          558,000
M.S. Carriers Inc *                           115,600        3,785,900
Oshkosh Truck Corp                             59,600        2,622,400
Polaris Industries Inc                        107,500        4,273,125
U.S. Xpress Enterprises 'A' *                 104,000          578,500
USFreightways Corp                             59,100        1,777,617
Werner Enterprise Inc                         212,200        3,607,400
                                                          -------------
                                                            24,267,879
                                                          -------------
Consumer Discretionary - 17.50%

24/7 Media Inc *                              118,000           62,687
ACME Communications Inc *                      48,000          438,000
ACTV Inc *                                    225,000          956,250
AGENCY.COM Ltd *                               90,000          348,750
Alloy Online Inc *                            138,000        1,060,875
ANC Rental Corp *                             100,000          350,000
Applied Graphics Technologies Inc *            60,320          203,580
Ask Jeeves Inc *                              205,000          499,687
Banta Corp                                    139,500        3,546,090
BHC Communications Inc 'A'                     12,200        1,576,850
Carriage Services Inc 'A' *                   307,500          461,250
Championship Auto Racing *                     78,600        1,650,600
Cheap Tickets Inc *                           125,000        1,218,750
Children's Place *                             63,000        1,275,750
Citadel Communications Corp *                 185,100        2,221,200
CKE Restaurants Inc                            61,000          167,750
Classic Communications Inc 'A' *               96,000          210,000
CNET Networks Inc *                            51,300          819,998
CoStar Group Inc *                            198,100        4,680,112
Crown Media Holdings Inc 'A' *                140,000        2,843,750
Cumulus Media Inc 'A' *                       143,000          518,375
Dollar Thrifty Automotive Group Inc *         164,800        3,090,000
Dollar Tree Stores Inc *                      158,500        3,883,250
DoubleClick Inc *                             120,000        1,320,000
eMerge Interactive Inc 'A' *                   19,100           69,237
Entravision Communications Corp 'A' *         150,000        2,756,250
Factory 2-U Stores Inc *                       41,600        1,378,000
Focal Communications Corp *                   212,600        1,488,200
FTD.COM Inc *                                  40,000           55,000
Harrah's Entertainment Inc *                  113,500        2,993,562
Harris Interactive Inc *                       74,500          274,719
Heska Corp *                                  125,000           85,937
Hotel Reservation Network Inc 'A' *           118,000        3,348,250
Insight Communications Co *                   104,800        2,462,800
International Speedway Corp 'A'                89,000        3,382,000
interWAVE Communications Int'l Ltd *          138,100          215,781
Intrawest Corp                                241,900        4,822,881
Kellwood Co                                    98,000        2,070,250
Korn Ferry International *                     38,000          807,500
Libbey Inc                                    120,400        3,657,150
Lithia Motors Inc 'A' *                        62,000          771,125
LoJack Corp *                                 150,000        1,134,375
Martha Stewart Living Omnimedia 'A' *          59,000        1,183,687
NetCreations Inc *                             22,900          156,722
NetRatings Inc *                               58,000          851,875
Novel Denim Holdings Ltd *                    138,300        1,210,125
Nu Skin Enterprises Inc *                      86,300          458,469
Organic Inc *                                  77,700           63,131
Pixar Animation Studios *                      23,700          711,000
Quanta Services Inc *                          98,550        3,172,078
Radio One Inc *                                49,400          527,962
Radio One Inc 'D' *                           275,800        3,033,800
Regent Communications Inc *                    97,200          577,125
Restoration Hardware Inc *                     44,200           41,437
Ruby Tuesday Inc                              100,000        1,525,000
School Specialty Inc *                         79,000        1,584,937
Service Corp International                    311,600          545,300
Sirius Satellite Radio Inc *                   95,000        2,844,062
Sizzler International Inc                      91,700          137,550
Spanish Broadcasting System Inc *             127,100          635,500
Speedway Motorsports Inc *                    230,000        5,520,000
Sportsline.com Inc *                           95,100          505,219
Steiner Leisure Ltd *                          68,700          961,800
Stewart Enterprises Inc 'A'                   418,100          797,003
Stride Rite Corp                              202,700        1,418,900
TiVo Inc *                                     33,300          178,987
Vans Inc *                                    117,000        1,981,687
Webvan Group Inc *                            153,445           71,927
Westwood One Inc *                             50,000          965,625
Williams-Sonoma Inc *                         153,000        3,060,000
XM Satellite Radio Holdings *                 128,000        2,056,000
                                                          -------------
                                                           101,953,479
                                                          -------------
Consumer Staples - 2.22%

Flowers Industries Inc                        210,000        3,307,500
Robert Mondavi Corp 'A' *                      23,900        1,293,587
Suiza Foods Corp *                            117,700        5,649,600
Tootsie Roll Industries Inc                    58,500        2,694,656
                                                          -------------
                                                            12,945,343
                                                          -------------
Financial Services - 10.17%

American Capital Strategies Ltd               171,000        4,307,062
AmeriCredit Corp *                            172,000        4,687,000
Banknorth Group Inc                            96,000        1,914,000
Berkley W R Corp                               24,900        1,174,969
BOK Financial Corp *                           10,000          212,500
Coast Federal LIT *                            51,000           70,125
Commerce Bancorp Inc NJ                        64,450        4,406,769
Community First Bankshares Inc                120,000        2,265,000
Community Savings Bankshares Inc              207,769        2,662,040
Credit Acceptance Corp *                      151,900          911,400
CyberSource Corp *                            104,000          247,000
Digital Insight Corp *                        107,800        1,947,138
Everest Re Group Ltd                           65,000        4,655,625
Fidelity Bankshare Inc                         53,500        1,049,937
Fidelity National Financial Inc               122,000        4,506,375
First American Financial Corp                 110,000        3,616,250
First Midwest Bancorp                          29,700          853,875
Harbor Florida Bancshares Inc                 143,000        2,136,062

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

-----------------------------------------------------------------------

                                                            Market
                                            Shares           Value
                                            ------           -----

HomeStore.com Inc *                            16,500         $332,062
IndyMac Bankcorp Inc                          267,000        7,876,500
LendingTree Inc *                             217,600          448,800
Medallion Financial Corp                       50,000          731,250
MeriStar Hospitality Corp                     105,200        2,071,125
MIIX Group Inc                                 30,300          227,250
Official Payments Corp *                       83,200          572,000
Pacific Century Financial Corp                145,000        2,564,687
Provident Bankshares Corp                      25,900          540,662
Republic Security Financial Corp               89,000          642,469
Santander BanCorp                              42,350          815,237
Silicon Valley Bancshares Delaware *            9,100          314,519
The South Financial Group Inc                  35,800          474,350
                                                          -------------
                                                            59,234,038
                                                          -------------
Health Care - 8.26%

3D Pharmaceuticals Inc *                       85,000        1,259,062
ACLARA BioSciences Inc *                      156,800        1,705,200
Adolor Corp *                                  32,700          719,400
Antigenics Inc *                              143,000        1,581,937
Aspect Medical Systems Inc *                  182,500        1,574,062
Assisted Living Concepts Inc *                267,000           83,438
Charles River Laboratories Int'l Inc *         59,400        1,626,075
COR Therapeutics Inc *                        118,800        4,180,275
Diversa Corp *                                 84,400        1,513,925
Durect Corp *                                  58,000          696,000
Exelixis Inc *                                115,000        1,681,875
Genaissance Pharmaceuticals Inc *              93,400        1,681,200
Gene Logic Inc *                              140,000        2,572,500
ILEX Oncology Inc *                            83,000        2,183,938
Illumina Inc *                                 60,000          963,750
Lexicon Genetics Inc *                         95,000        1,579,375
LifePoint Hospitals Inc *                      72,000        3,609,000
MedQuist Inc *                                 79,664        1,274,624
Orthodontic Centers of America Inc *          115,000        3,593,750
Protein Design Labs Inc *                      39,800        3,457,625
Quintiles Transnational Corp *                 26,000          544,375
SonoSite Inc *                                 90,000        1,147,500
Tanox Inc *                                    46,500        1,822,219
Triad Hospitals Inc *                          88,000        2,865,500
Vical Inc *                                   191,700        3,546,450
ViroPharma Inc *                               46,000          666,281
                                                          -------------
                                                            48,129,336
                                                          -------------
Materials & Processing - 4.45%

AptarGroup Inc                                 36,700        1,078,063
BE Semiconductor *                             52,500          479,063
Caraustar Industries Inc                       70,500          660,938
CB Richard Ellis Services Inc *                69,700        1,019,363
Comfort Systems USA Inc *                      54,200          115,175
Corn Products International Inc               148,700        4,321,594
Insignia Financial Group Inc *                145,000        1,721,875
Kaiser Aluminum Corp *                        400,000        1,475,000
OM Group Inc                                   42,000        2,294,250
RPM Inc Ohio                                   70,000          599,375
Scotts Co 'A' *                                80,000        2,955,000
Seminis Inc 'A' *                             175,000          109,375
Spartech Corp                                  87,600        1,801,275
Trammell Crow Co *                            133,600        1,803,600
Valence Technology Inc *                      328,300        3,057,294
York International Corp                        80,000        2,455,000
                                                          -------------
                                                            25,946,240
                                                          -------------
Other Energy - 2.03%

CONSOL Energy Inc                             130,000        3,631,875
Louis Dreyfus Natural Gas Corp *               55,000        2,519,688
Midcoast Energy Resources Inc                 186,000        4,057,125
R&B Falcon Corp *                              72,000        1,651,500
                                                          -------------
                                                            11,860,188
                                                          -------------
Producer Durables - 14.97%

Advanced Energy Industries Inc *              217,300        4,889,250
American Superconductor Corp *                 58,100        1,659,481
Columbus McKinnon Corp                        156,200        1,386,275
Credence Systems Corp *                       180,000        4,140,000
Cymer Inc *                                   130,200        3,350,616
Donaldson Co Inc                              193,000        5,367,813
DuPont Photomasks Inc *                        46,000        2,430,813
Electro Scientific Industries Inc *           171,400        4,799,200
Electroglas Inc *                             235,500        3,606,094
EMCORE Corp *                                 230,000       10,810,000
GaSonics International Corp *                 190,000        3,491,250
Helix Technology Corp                         165,200        3,910,594
Ibis Technology Corp *                         48,000          924,000
Ionics Inc *                                   20,900          593,038
Kulicke and Soffa Industries Inc *            442,000        4,972,500
Lam Research Corp *                            54,000          783,000
LTX Corp *                                    349,500        4,527,117
Metawave Communications *                     122,000        1,113,250
Nanometrics Inc *                             151,000        2,085,688
Novellus Systems Inc *                         25,000          898,438
Pentair Inc                                   144,700        3,499,931
Photon Dynamics Inc *                          16,000          360,000
Polycom Inc *                                  80,000        2,575,000
Power-One Inc *                                52,500        2,063,906
Rayovac Corp *                                 72,800        1,032,850
Rudolf Technology Inc *                        49,300        1,488,244
Silicon Valley Group Inc *                     93,000        2,673,750
SpeedFam-IPEC Inc *                           250,000        1,515,625
Superior TeleCom Inc                           88,271          171,025
Tefron Ltd *                                  152,000          541,500
Therma-Wave Inc *                             102,000        1,428,000
Veeco Instruments Inc *                        75,000        3,009,375
Wesco International Inc *                     155,000        1,123,750
                                                          -------------
                                                            87,221,373
                                                          -------------
Technology - 19.59%

About.com Inc *                               135,400        3,647,338
Advanced Fibre Communication Inc *             51,500          930,219
Advanced Switching Comm Inc *                  45,300          220,838
Alliance Fiber Optic Products Inc *            44,000          264,000
ANADIGICS Inc *                               202,800        3,320,850
Anaren Microwave Inc *                        144,100        9,681,719
Aspect Communications Corp *                  341,000        2,743,984
August Technology Corp *                       33,500          433,406
Blue Martini Software *                        24,000          318,000

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

-----------------------------------------------------------------------

                                                            Market
                                            Shares           Value
                                            ------           -----

Bookham Technology PLC *                       99,200       $1,302,000
Broadbase Software Inc *                      101,000          631,250
Cambridge Technology Partners Inc *            87,000          228,375
Capstone Turbine Corp *                         8,000          224,000
Carrier Access Corp *                         232,000        2,088,000
Click Commerce Inc *                          155,000        3,235,625
Corio Inc *                                    58,000          119,625
Digex Inc *                                    92,000        2,070,000
Documentum Inc *                               53,700        2,668,219
E.piphany Inc *                                10,650          574,434
Exar Corp *                                   230,000        7,126,406
Extensity Inc *                                61,400          369,359
Flag Telecom Holdings Ltd *                   174,700        1,091,875
Hydrogenics Corp *                             66,000          288,750
InforMax Inc *                                 39,000          404,625
iVillage Inc *                                162,000          172,125
Ixia *                                         50,000        1,143,750
Kopin Corp *                                  172,000        1,902,750
Lightspan Inc *                                88,900          127,794
Liquid Audio Inc *                            119,000          304,938
Luminent Inc *                                 95,000          571,484
MatrixOne Inc *                                87,500        1,591,406
MicroStrategy Inc *                           116,000        1,102,000
Microtune Inc *                               129,100        2,138,219
MIPS Technologies Inc 'A' *                   125,000        3,335,938
MIPS Technologies Inc 'B' *                    23,000          586,141
National Information Consortium Inc *         104,500          160,016
NDS Group PLC *                                15,100          824,838
NetIQ Corp *                                   47,065        4,112,304
Network Engines Inc *                          76,200          319,088
New Focus Inc *                                15,400          535,150
Niku Corp *                                    94,000          687,375
Numerical Technologies Inc *                   46,600          841,713
OmniSky Corp *                                 68,400          568,575
OmniVision Technologies Inc *                  57,400          186,550
ON Semiconductor Corp *                       428,300        2,248,575
Online Resources & Comm Corp *                120,000          240,000
OpenTV Corp *                                 185,400        1,923,525
Oplink Communication Inc *                     82,000        1,470,875
Optical Communication Products Inc *           72,400          814,500
OTG Software Inc *                            108,000        1,743,188
Parthus Technologies PLC *                    100,000        2,625,000
PC-Tel Inc *                                  151,500        1,628,625
Peregrine Systems Inc *                       291,400        5,755,150
Power Integrations Inc *                      125,000        1,437,500
Proton Energy Systems Inc *                    39,400          413,700
Rambus Inc *                                   78,400        2,832,200
REMEC Inc *                                   318,000        3,060,750
Remedy Corp *                                 282,000        4,670,625
Riverdeep Group *                              93,000        1,860,000
RSA Security Inc *                             94,000        4,970,250
Savvis Communication Corp *                    95,800           83,825
Sawtek Inc *                                   47,000        2,170,813
Selectica Inc *                                61,400        1,485,113
SignalSoft Corp *                              74,400          730,050
SpectraSite Holdings Inc *                    110,000        1,457,500
Transmeta Corp *                                8,000          188,000
TVIA Inc *                                     53,100          209,081
Unova Inc *                                   149,000          540,125
VIA NET.WORKS Inc *                           123,000          468,938
Virata Corp *                                  80,000          870,000
WebEx Communications Inc *                     36,200          755,675
Websense Inc *                                 54,500          790,250
WorldGate Communications Inc *                143,200          545,950
Zoran Corp *                                   60,000          930,000
                                                          -------------
                                                           114,114,834
                                                          -------------
Utilities - 4.01%

Dobson Communications Corp *                  102,000        1,491,750
Hydril Co *                                   100,300        1,761,519
Intermedia Communications *                   126,600          909,938
MDU Resources Group                           112,900        3,669,250
Mediacom Communications Corp *                241,400        4,149,063
Net2000 Communications *                      109,600          188,375
New Jersey Resources                           60,100        2,599,325
South Jersey Industries Inc                    75,700        2,252,075
TeleCorp PCS Inc *                             69,008        1,544,054
Triton PCS Holdings Inc 'A' *                  17,100          580,331
Viatel Inc *                                  128,000          476,000
WGL Holdings Inc                              122,600        3,731,638
                                                          -------------
                                                            23,353,318
                                                          -------------

Total Common Stocks
   (Cost $643,208,133)                                     509,026,028
                                                          -------------

FOREIGN COMMON STOCKS - 0.54%

France - 0.14%

Coflexip SA                                    12,900          811,087
                                                          -------------

Netherlands - 0.37%

ASM International *                           230,000        2,141,875
                                                          -------------

United Kingdom - 0.03%

QXL Ricardo PLC ADS *                          66,400          174,300
                                                          -------------

Total Foreign Common Stocks
   (Cost $8,548,009)                                         3,127,262
                                                          -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                 Principal
                                   Amount             Value
                                   ------             -----

SHORT-TERM INVESTMENTS - 14.38%

COMMERCIAL PAPER - 10.37%

Ford Motor Credit
   6.500% due 01/03/01           $30,000,000       $29,989,167
   6.510% due 01/05/01            30,448,000        30,425,976
                                                ---------------
Total Commercial Paper                              60,415,143
                                                ---------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 4.01%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $23,410,648; collateralized by U.S.
   Treasury Bonds--market value
   $30,127,104 and due 11/15/24)  23,397,000        23,397,000
                                                ---------------
Total Securities Held Under Repurchase
   Agreement                                        23,397,000
                                                ---------------
Total Short-Term Investments
   (Cost $83,812,143)                               83,812,143
                                                ---------------

TOTAL INVESTMENTS - 102.29%
   (Cost $735,568,285)                             595,965,433


OTHER ASSETS AND
LIABILITIES, NET - (2.29%)                        (13,321,920)
                                                ---------------

NET ASSETS - 100.00%                              $582,643,513
                                                ===============

Notes to Schedule of Investments
--------------------------------

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                    $735,568,285
                                                ===============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                      $90,601,937

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                     (230,204,789)
                                                ---------------

Net unrealized depreciation                      ($139,602,852)
                                                ===============

See Notes to Financial Statements

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                             Market
                                            Shares            Value
                                            ------            -----

CONVERTIBLE PREFERRED STOCK - 0.31%

Japan - 0.31%

Sanwa International Finance Ltd           132,000,000       $1,126,296
                                                         --------------

Total Convertible Preferred Stock
   (Cost $1,427,283)                                         1,126,296
                                                         --------------

COMMON STOCKS - 90.39%

Australia - 3.23%

ANZ Banking Group                             215,500        1,726,856
Broken Hill Proprietary                       338,900        3,579,879
Cable & Wireless Optus *                      493,000        1,021,974
Fosters Brewing Group Ltd                     430,405        1,132,060
National Australian Bank Ltd                   51,000          818,773
News Corp Ltd ADR                              19,300          622,425
OneSteel Ltd *                                 17,551            9,291
Westpac Banking Corp                          159,200        1,170,495
WMC Ltd *                                     384,300        1,639,756
                                                         --------------
                                                            11,721,509
                                                         --------------
Canada - 3.94%

Abitibi-Consolidated Inc                      119,100        1,095,757
Alcan Aluminium Ltd                            35,900        1,229,018
ATI Technologies Inc *                         68,300          389,323
Bank of Nova Scotia                            38,400        1,105,957
Bombardier Inc 'B'                            159,000        2,453,982
Inco Ltd *                                     44,500          744,658
Magna International Inc 'A'                    36,400        1,526,424
Mitel Corp *                                   46,000          371,079
Nortel Networks Corp                           21,800          698,962
Suncor Energy                                  22,100          564,305
Thomson Corp                                   81,900        3,134,144
Toronto Dominion Bank                          33,500          970,416
                                                         --------------
                                                            14,284,025
                                                         --------------
Finland - 3.59%

Nokia Corp ADR Pref                               300           13,050
Nokia Oyj                                     275,400       12,292,686
UPM-Kymmeme Oyj                                21,100          724,701
                                                         --------------
                                                            13,030,437
                                                         --------------
France - 6.43%

BIC SA                                         36,100        1,421,042
Bouygues SA                                    87,830        3,982,258
Cie De St Gobain                                4,900          770,338
DANONE Group                                   13,000        1,961,906
Lvmh Moet Hennessy Louis Vuitton               23,500        1,556,848
Michelin (CGDE) B Ord Compagne                 27,600          999,822
Pechiney SA 'A'                                18,200          832,723
Peugeot SA                                     10,200        2,322,431
Sanofi-Synthelabo SA                           86,400        5,764,496
TF1-TV Francaise                               45,000        2,431,474
Total Fina SA                                   4,500          669,818
Vivendi Universal SA                            8,700          573,095
Wanadoo * -                                     4,100           33,519
                                                         --------------
                                                            23,319,770
                                                         --------------
Germany - 5.50%

Aixtron AG                                     12,700        1,371,238
Allianz AG *                                    3,500        1,322,158
BMW AG                                         46,800        1,528,234
DaimlerChrysler AG *                           38,300        1,628,571
Deutsche Telekom AG *                          12,200          372,591
Dresdner Bank AG                               20,000          873,921
EPCOS AG *                                     22,000        1,932,963
Infineon Technologies ADR *                    72,100        2,723,645
Infineon Technologies AG *                     24,500          882,000
Intershop Communications AG *                  10,100          331,235
Metro AG *                                     78,200        3,593,394
Siemens AG                                     25,600        3,397,955
                                                         --------------
                                                            19,957,905
                                                         --------------

Greece - 0.27%

Hellenic Bottling Co SA *                      60,000          972,092
                                                         --------------
Hong Kong - 3.59%

Cheung Kong Holdings Ltd                      286,000        3,657,641
China Mobile Ltd *                            397,000        2,168,314
Hutchison Whampoa                             261,100        3,255,507
Johnson Electric Holdings                     712,000        1,095,427
Li & Fung Ltd                                 502,000          913,933
Shangri-La Asia -                             734,000          795,197
Swire Pacific Ltd 'A'                         158,000        1,139,467
                                                         --------------
                                                            13,025,486
                                                         --------------
Ireland - 0.91%

Allied Irish Banks                            116,096        1,350,601
CRH PLC *                                     104,063        1,938,158
                                                         --------------
                                                             3,288,759
                                                         --------------
Italy - 2.71%

Assicurazioni Generali                         75,900        3,016,973
ENI Spa                                       632,000        4,038,455
Olivetti Spa                                  718,000        1,717,123
Tecnost Spa                                   365,000          968,948
Telecom Italia Mobile Spa                      10,000           79,874
                                                         --------------
                                                             9,821,373
                                                         --------------
Japan - 22.64%

Advantest Corp                                 31,500        2,940,585
Aiful Corp                                     15,000        1,220,991
Chudenko Corp                                  50,000          647,793
Chugai Pharmaceutical                          85,000        1,409,004
DAIWA Securities Co Ltd *                      71,000          738,990
DDi Corp                                          120          576,863
FANUC Ltd                                      17,000        1,152,417
Fuji Soft ABC Inc                              10,600          681,574
Fujisu Support & Service                        3,400          228,704
Furukawa Electric Co Ltd                       83,000        1,444,643


See Notes to Financial Statements            See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                               Market
                                              Shares           Value
                                              ------           -----

Hirose Electric                                21,600       $2,072,937
Hitachi Ltd                                   125,000        1,110,190
Honda Motor Co Ltd *                           35,000        1,300,820
Hoya Corp *                                     6,300          461,700
Japan AirLines Co Ltd                         147,000          670,747
Jusco Co Ltd *                                132,000        2,856,046
Kao Corp                                       20,000          579,306
Keyence Corp                                    3,900          952,713
Kokusai Securities Co                          46,000          373,233
Mabuchi Motor Co Ltd                            7,000          710,871
Mitsubishi Heavy Industries                   443,000        1,924,743
Mitsubishi Motors Corp                        334,000          961,612
Mitsui Fudosan Co Ltd                         105,000        1,039,740
Mitsui Marine & Fire Insurance                178,000        1,017,187
Murata Manufacturing Co                        21,000        2,455,069
NEC Corp                                      319,000        5,816,698
Nichicon Corp                                  29,000          399,756
Nikko Securities Co Ltd                        64,000          494,155
Nikon Corp                                    121,000        1,290,019
Nintendo Corp Inc                              15,100        2,369,996
Nippon Sheet Glass Co                          75,000          912,144
Nippon Telegraph & Telephone                       80          574,420
Nissan Motor Co Ltd                           545,000        3,128,686
Nomura Securities                              33,000          591,651
NTT DoCoMo Inc                                    290        4,984,296
Rohm & Haas Co                                 17,700        3,350,986
Sakura Bank Ltd                                76,000          457,512
Sankyo Co Ltd                                  43,000        1,027,918
Sanwa Bank                                    268,000        1,872,867
Sekisui House Ltd                             119,000        1,084,933
Shin-Etsu Chemical Co                          22,000          844,530
Shionogi                                      163,000        3,313,470
Sony Corp                                      83,200        5,734,427
Sumitomo Forestry Co Ltd                       98,000          688,274
Sumitomo Marine & Fire Insurance              148,000          951,631
Sumitomo Realty & Development Co Ltd          161,000          807,669
Suzuki Motor Co                                40,000          425,755
Taiyo Yuden Co                                 51,000        1,699,703
THK Ltd                                        25,000          532,193
Tokyo Electron Ltd                             72,900        3,994,172
Tokyo Seimitsu Corp                            23,200        1,313,628
Toray Industries Inc                          423,000        1,586,896
Toyo Trust & Banking Co Ltd                    82,000          257,547
Uni-Charm Corp                                 14,000          708,428
USHIO Inc                                      37,000          602,033
Yamanouchi Pharmaceutical Co Ltd               18,000          775,781
                                                         --------------
                                                            82,120,652
                                                         --------------
Mexico - 1.15%

Telefonos De Mexico ADR                        92,700        4,183,087
                                                         --------------
Netherlands - 6.48%

ABN Amro Holding NV                            55,241        1,257,259
Aegon NV                                      174,952        7,243,569
ASM Lithography Holding NV *                   98,500        2,239,037
Hagemeyer NV                                   42,000          937,351
Heineken NV                                    57,300        3,470,298
ING Groep NV                                   16,500        1,319,170
KLM Royal Dutch Airlines                       40,500          932,417
Royal Philips Electronics NV                   32,500        1,191,681
Royal Philips Electronics NV 'NY' *            12,900          467,625
STMicroelectronics NV                          57,900        2,530,001
STMicroelectronics NV 'NY'                     13,000          556,562
United Pan-Europe Comm NV *                    59,000          603,212
VNU NV                                         15,500          762,496
                                                         --------------
                                                            23,510,678
                                                         --------------
Norway - 0.65%

Norsk Hydro AS                                 55,500        2,354,530
                                                         --------------
Portugal - 0.32%

Portugal Telecom SGPC SA *                    117,000        1,070,863
Telecel Comunicacoes Pessoais SA *              9,500          103,555
                                                         --------------
                                                             1,174,418
                                                         --------------
Russia - 0.13%

Lukoil Holding                                 13,200          476,025
                                                         --------------
Singapore - 1.05%

Creative Technology Ltd *                       9,000          102,249
Creative Technology Ltd ADR                    18,000          200,250
Datacraft Asia Ltd                             45,000          212,400
DBS Bank                                       73,000          825,144
Hong Kong Land Holdings Ltd                   256,000          568,320
Overseas Union Bank Ltd                       117,000          546,540
Singapore Airline Ltd                          65,000          644,752
United Overseas Bank Ltd                       93,000          697,232
                                                         --------------
                                                             3,796,887
                                                         --------------
South Africa - 0.30%

Dimension Data Holdings PLC * -               161,000        1,090,457
                                                         --------------

South Korea - 1.76%

Hyundai Motor Co *                             95,000          522,500
Korea Telecom Corp                                600           18,600
Samsung Electronics Co GDR                     81,750        5,845,125
                                                         --------------
                                                             6,386,225
                                                         --------------
Spain - 0.97%

Banco Bilbao Vizcaya                          126,500        1,884,122
Banco Popular Espanol                           3,000          104,589
Telefonica De Espana SA                        31,800          525,931
Telefonica SA *                                20,113        1,005,650
                                                         --------------
                                                             3,520,292
                                                         --------------
Sweden - 1.61%

Ericsson 'B'                                  260,000        2,959,864
Foreningssparbanken AB                        110,000        1,683,257
Svenska Handelsbanken 'A'                      69,000        1,180,080
                                                         --------------
                                                             5,823,201
                                                         --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares           Value
                                             ------           -----

Switzerland - 5.72%

Holderbank Finan Glarus AG 'B'                  1,900       $2,288,874
Holderbank Finan Glarus AG Reg                  4,150        1,358,806
Nestle SA Bearer Reg                              835        1,949,898
Novartis AG Reg *                               2,685        4,752,286
PubliGroupe SA                                    980          472,231
Richemont (Fin)                                 1,267        3,393,121
Roche Holding                                     117        1,193,347
Schweiz Rueckversicherungs Reg                  1,129        2,709,684
Swisscom AG                                     4,326        1,126,465
Syngenta AG (SMD) *                             8,088          434,704
Syngenta AG (STOC) *                            4,366          233,951
Syngenta AG (UK1) *                               900           47,448
Syngenta AG ADR *                                  87              951
UBS AG                                          4,910          802,307
                                                         --------------
                                                            20,764,073
                                                         --------------
Taiwan - 1.35%

Asustek Computer Inc GDR -                     75,616          228,738
Hon Hai Precision Industry Co GDR * -          32,500          385,937
Taiwan Semiconductor Co Ltd ADR *             248,500        4,286,625
                                                         --------------
                                                             4,901,300
                                                         --------------
United Kingdom - 16.09%

ARM Holdings PLC *                             76,100          577,937
AstraZeneca PLC (STOC)                        175,700        8,744,996
AstraZeneca PLC (UK1)                          36,200        1,820,358
AstraZeneca PLC ADR                               700           36,050
Autonomy Corp PLC *                            12,500          356,625
BAE SYSTEMS PLC                               107,185          611,509
BG PLC                                         53,000          207,387
Billiton PLC                                  156,300          606,345
Cable & Wireless PLC *                         44,000          592,740
Cadbury Schwepps PLC                           13,904           96,197
Dixons Group PLC                              363,333        1,219,579
GKN PLC                                       146,500        1,554,558
GlaxoSmithKline PLC *                          20,500          578,044
Granada Compass PLC *                          80,000          857,269
Granada Media PLC * -                         124,600          790,883
Halifax Group PLC                             235,500        2,326,623
Invensys PLC *                                426,500          996,870
Land Securities PLC *                          61,500          768,327
Lattice Group PLC *                            53,000          119,129
Lloyds TSB Group PLC                          733,300        7,721,044
Pearson PLC                                    50,000        1,191,066
PowerGen PLC                                   28,700          270,683
Prudential PLC                                 92,900        1,491,520
Rank Group PLC                                 98,800          261,546
Reuters Group PLC                             127,700        2,158,950
Royal Bank of Scotland                         64,100        1,511,630
Sema PLC                                      165,000          720,800
Shell Transport & Trading PLC                 324,500        2,650,985
Smiths Industries                              10,120          121,821
Tate & Lyle PLC                               314,000        1,146,605
Tesco PLC                                     160,000          652,958
Unilever PLC                                  192,900        1,647,910
Vodafone AirTouch PLC                       3,808,823       13,965,213
                                                         --------------
                                                            58,374,157
                                                         --------------
Total Common Stocks
   (Cost $380,130,081)                                     327,897,338
                                                         --------------

                                             Principal
                                              Amount         Value
                                              ------         -----
SHORT-TERM INVESTMENT - 10.41%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 10.41%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $37,793,350; collateralized by
   U.S. Treasury Bonds--market value
   $38,528,035 and due 02/15/23)          $37,771,316       37,771,316
                                                         --------------
Total Securities Held Under Repurchase
   Agreement                                                37,771,316
                                                         --------------
Total Short-Term Investment
   (Cost $37,771,316)                                       37,771,316
                                                         --------------
TOTAL INVESTMENTS - 101.11%
   (Cost $419,328,680)                                     366,794,950

OTHER ASSETS AND
LIABILITIES, NET - (1.11%)                                  (4,026,532)
                                                         --------------

NET ASSETS - 100.00%                                      $362,768,418
                                                         ==============

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL LARGE-CAP PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Forward foreign currency contracts outstanding at December 31, 2000, were summarized as follows:


                         Principal
  Contracts               Amount                           Unrealized
  to Buy or             Covered by      Expiration        Appreciation
   to Sell  Currency     Contracts        Month          (Depreciation)
------------------------------------------------------------------------
     Buy      AD         1,986,237        02/01                $59,567
     Sell                1,986,237        02/01                 49,060
     Sell     BP           804,766        02/01                  5,834
     Sell                  241,610        06/01                 34,724
     Sell     CD         1,421,214        02/01                  5,434
     Sell                4,677,886        03/01                (69,146)
     Buy      ED         5,510,628        01/01                551,430
     Buy                 6,153,092        02/01                321,230
     Sell                1,284,676        02/01               (119,028)
     Buy                 2,280,380        02/01                202,118
     Buy                 4,355,802        03/01                254,064
     Buy                   973,028        04/01                  4,340
     Buy                 4,875,287        05/01                559,656
     Buy                 4,596,000        06/01                459,841
     Sell     HD         7,143,000        04/01                 (1,218)
     Buy      JY       501,525,915        01/01                243,065
     Sell              350,380,095        02/01                153,941
     Sell              448,705,800        05/01                 41,060
     Sell              410,731,120        06/01                (33,585)
                                                          -------------
                                                            $2,722,387
                                                          =============

               Principal amount denoted in the indicated currency:

                      AD - Australian Dollar
                      BP - British Pound
                      CD - Canadian Dollar
                      ED - Euro Dollar
                      HD - Hong Kong Dollar
                      JY - Japanese Yen

(b) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                            $419,328,680
                                                         ==============
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                              $18,805,081

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                             (71,338,811)
                                                         --------------
Net unrealized depreciation                              ($52,533,730)
                                                         ==============

See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                             Market
                                            Shares            Value
                                            ------            -----

COMMON STOCK WARRANT - 0.00%

Health Care - 0.00%

Per-Se Technologies Inc *                         344              $15
                                                         --------------
Total Common Stock Warrant
   (Cost $0)                                                        15
                                                         --------------
COMMON STOCKS - 98.61%

Autos & Transportation - 0.25%

United Parcel Services                         43,500        2,558,344
                                                         --------------
Consumer Discretionary - 13.73%

Abercrombie & Fitch Co 'A' *                   79,800        1,596,000
Amazon.com Inc *                               32,400          504,225
America Online Inc *                          463,800       16,140,240
Avon Products Inc                             118,900        5,692,337
Barnes & Noble Inc *                           72,200        1,913,300
Brinker International Inc *                    28,400        1,199,900
CMGI *                                         30,900          172,847
CNET Networks Inc *                             2,600           41,559
Commerce One Inc *                             41,100        1,040,344
Convergys Corp *                               23,500        1,064,844
DoubleClick Inc *                              12,700          139,700
eBay Inc *                                     22,000          726,000
Exodus Communications Inc *                    85,000        1,700,000
Federated Department Stores *                  95,600        3,346,000
Footstar Inc *                                 25,200        1,247,400
Fox Entertainment Group Inc *                  39,600          707,850
Hertz Corp 'A'                                121,800        4,156,425
Home Depot Inc                                196,350        8,970,741
Infinity Broadcasting Corp *                   42,400        1,184,550
InfoSpace.com Inc *                            50,100          443,072
InterNAP Network Services Corp *                7,900           57,275
Intimate Brands Inc                           131,700        1,975,500
Limited Inc                                   266,600        4,548,862
Manpower Inc                                   33,600        1,276,800
Nike Inc 'B'                                  159,300        8,890,931
Omnicom Group Inc                              68,700        5,693,512
Republic Services Inc 'A' *                   166,300        2,858,281
Robert Half International Inc *                84,700        2,244,550
Sears Roebuck & Co                            311,200       10,814,200
Talbots Inc                                   102,500        4,676,562
Target Corp                                    51,100        1,647,975
The Walt Disney Co                            337,300        9,760,619
Tiffany & Co                                  234,400        7,412,900
Time Warner Inc                               173,600        9,068,864
TMP Worldwide Inc *                            14,500          797,500
Verticalnet Inc *                              18,100          120,478
Viacom Inc                                     65,300        3,052,775
Wal-Mart Stores Inc                           262,000       13,918,750
Yahoo! Inc *                                   46,900        1,415,061
Zale Corp *                                    38,600        1,121,812
                                                         --------------
                                                           143,340,541
                                                         --------------
Consumer Staples - 3.51%

Coca-Cola Co                                   77,200        4,704,375
Conagra Inc                                   204,200        5,309,200
CVS Corp                                      109,900        6,587,131
Hormel Foods Corp                              62,600        1,165,925
Pepsi Bottling Group Inc                       85,400        3,410,662
PepsiCo Inc                                   173,900        8,618,919
Suiza Foods Corp *                             26,400        1,267,200
Sysco Corp                                    134,800        4,044,000
The J.M. Smucker Co                             7,000          195,650
Tyson Foods Inc 'A'                           109,700        1,398,675
                                                         --------------
                                                            36,701,737
                                                         --------------
Financial Services - 3.47%

A.G. Edwards Inc                               63,500        3,012,281
Ameritrade Holding Corp *                       1,500           10,500
CheckFree Corp *                                8,500          366,031
DST Systems Inc *                              84,600        5,668,200
E*TRADE Group Inc *                            22,200          163,725
Homestore.com Inc *                             4,600           92,575
Lehman Brothers Holdings Inc                  182,200       12,321,275
Merrill Lynch & Co Inc                        124,400        8,482,525
Portal Software Inc *                          21,200          166,287
Schwab (Charles) Corp                         209,150        5,934,631
                                                         --------------
                                                            36,218,030
                                                         --------------
Health Care - 21.48%

Abbott Laboratories                           263,700       12,772,969
Allergan Inc                                  160,100       15,499,681
Alpharma Inc                                   31,400        1,377,675
Amgen Inc *                                   247,400       15,818,137
Applera Corp - Applied Biosystems Group        27,200        2,558,500
Baxter International Inc                       36,900        3,258,731
Bristol Myers Squibb Co                        59,000        4,362,312
Cardinal Health Inc                           120,313       11,986,183
Chiron Corp                                    58,600        2,607,700
Forest Laboratories Inc *                      43,800        5,819,925
Genentech Inc *                               161,000       13,121,500
Genzyme General Division *                     12,400        1,115,225
Incyte Pharmaceuticals *                       31,600          786,050
IVAX Corp                                      65,400        2,504,820
Johnson & Johnson                             136,500       14,341,031
King Pharmaceuticals Inc *                     23,700        1,224,994
Lilly (Eli) & Co                              107,100        9,966,994
Medarex Inc *                                  55,900        2,277,925
Medtronic Inc                                  22,900        1,382,587
Merck & Co Inc                                356,400       33,367,950
Millennium Pharmaceuticals Inc *               55,200        3,415,500
Per-Se Technologies Inc *                         256              892
Pfizer Inc                                  1,173,600       53,985,600
Quest Diagnostics Inc *                        16,300        2,314,600
Schering-Plough Corp                           77,900        4,420,825


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                             Market
                                            Shares            Value
                                            ------            -----

Stryker Corp                                   63,200       $3,197,288
Techne Corp *                                  20,200          728,462
WebMD Corp *                                    8,500           67,469
                                                        ---------------
                                                           224,281,525
                                                        ---------------
Integrated Oils - 0.91%

Kerr-McGee Corp                               115,200        7,711,200
Murphy Oil Corp                                29,900        1,807,081
                                                        ---------------
                                                             9,518,281
                                                        ---------------
Materials & Processing - 0.68%

Dow Chemical Co                               192,700        7,057,637
                                                        ---------------
Other - 7.24%

General Electric Co                         1,560,400       74,801,675
Honeywell International Inc                    17,300          818,506
                                                        ---------------
                                                            75,620,181
                                                        ---------------
Other Energy - 1.40%

Apache Corp                                   106,400        7,454,650
Calpine Corp *                                130,600        5,885,162
Occidental Petroleum Corp                      54,400        1,319,200
                                                        ---------------
                                                            14,659,012
                                                        ---------------
Producer Durables - 2.19%

Agilent Technologies Inc *                     49,200        2,693,700
Boeing Co                                     179,100       11,820,600
Efficient Network Inc *                           100            1,338
L-3 Communications Holdings Inc *              16,700        1,285,900
Molex Inc                                      56,900        2,019,950
Power-One Inc *                                14,500          570,031
RF Micro Devices Inc *                         19,400          532,287
Tektronix Inc                                 112,800        3,799,950
Terayon Communication Systems *                22,100           89,781
                                                        ---------------
                                                            22,813,537
                                                        ---------------
Technology - 40.98%

3Com Corp *                                    56,500          480,250
ADC Telecommunications Inc *                  235,700        4,272,062
Adobe Systems Inc                              16,700          971,731
Advanced Fibre Communication Inc *             34,800          628,575
Advanced Micro Devices Inc *                  415,500        5,739,094
Aether Systems Inc *                           37,600        1,471,100
Agile Software Corp *                           3,300          162,938
Akamai Technologies Inc *                       7,900          166,394
Amphenol Corp *                                27,900        1,093,331
Analog Devices Inc *                          105,300        5,390,044
Applied Micro Circuits Corp *                  83,100        6,236,395
Ariba Inc *                                    34,200        1,838,250
Art Technology Group Inc *                     12,000          366,750
At Home Corp 'A' *                              3,400           18,806
Avaya Inc *                                    23,483          242,168
AVX Corp                                      108,000        1,768,500
BEA Systems Inc *                              76,800        5,169,600
Broadcom Corp *                                29,300        2,475,850
BroadVision Inc *                              42,800          505,575
Brocade Communications Systems *               44,800        4,113,200
CacheFlow Inc *                                   800           13,650
Ciena Corp *                                   51,500        4,190,813
Cisco Systems Inc *                         1,465,100       56,040,075
Computer Sciences Corp *                       24,000        1,443,000
Copper Mountain Networks Inc *                  9,200           54,338
Corning Inc                                   296,600       15,664,188
Cree Research Inc *                            28,000          994,875
Critical Path Inc *                             6,200          190,650
E.piphany Inc *                                12,050          649,947
Echelon Corp *                                  4,700           75,494
Electronic Data Systems Corp                   96,500        5,572,875
EMC Corp *                                    450,200       29,938,300
Entrust Technologies Inc *                      3,800           49,400
Extreme Networks Inc *                         11,000          430,375
General Motors 'H' *                          283,500        6,520,500
GlobeSpan Inc *                                 9,100          250,250
Harmonic Inc *                                    100              569
Hewlett-Packard Co                             85,000        2,682,813
i2 Technologies Inc *                          41,300        2,245,688
IBM Corp                                      189,400       16,099,000
Inktomi Corp *                                 17,300          309,238
Integrated Device Technology *                 56,600        1,874,875
Intel Corp                                  1,229,300       37,186,325
International Rectifier Corp *                 24,400          732,000
Intuit Inc *                                   25,900        1,021,431
ISS Group Inc *                                 6,500          509,844
Jabil Circuit Inc *                            37,600          954,100
JDS Uniphase Corp *                           310,300       12,935,631
Juniper Networks Inc *                         41,400        5,218,988
Kana Communications *                          18,200          209,300
KEMET Corp *                                  214,700        3,247,338
Liberate Technologies *                         1,600           21,800
Lucent Technologies Inc                       200,600        2,708,100
Macromedia Inc *                                9,000          546,750
MarchFirst Inc *                                8,477           12,716
Maxim Integrated Products Inc *                27,200        1,300,500
Mercury Interactive Corp *                     26,000        2,346,500
Metromedia Fiber Network Inc 'A' *             72,800          737,100
Micron Technology Inc                         173,800        6,169,900
Microsoft Corp *                              793,800       34,431,075
NCR Corp *                                     47,600        2,338,350
Network Appliance Inc *                       109,400        7,027,241
Networks Associates Inc *                      29,500          123,531
Newport Corp                                   13,000        1,021,922
Openwave Systems Inc *                         15,512          743,607
Oracle Systems Corp *                         944,300       27,443,719
Palm Inc *                                    109,643        3,104,267
PMC-Sierra Inc *                               33,900        2,665,388
PSINet Inc *                                   11,100            7,978
QLogic Corp *                                  16,800        1,293,600
QUALCOMM Inc *                                 44,100        3,624,469
Rambus Inc *                                   61,400        2,218,075
Rational Software Corp *                       35,100        1,366,706
RealNetworks Inc *                              7,600           66,025
Redback Networks Inc *                         22,300          914,300
RSA Security Inc *                              4,500          237,938
SanDisk Corp *                                 20,500          568,875
Sanmina Corp *                                 27,000        2,068,875


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                             Market
                                            Shares            Value
                                            ------            -----

Sapient Corp *                                18,000          $214,875
SCI Systems Inc *                             27,500           725,313
Scient Corp *                                    300               975
Scientific-Atlanta Inc                        93,700         3,051,106
SDL Inc *                                     46,600         6,905,538
Siebel Systems Inc *                          69,400         4,693,175
Silicon Storage Technology Inc *              53,400           630,788
Solectron Corp *                              82,400         2,793,360
Sun Microsystems Inc *                       684,600        19,083,225
Sycamore Networks Inc *                       17,800           663,050
Tech Data Corp *                              41,400         1,119,741
Texas Instruments Inc                        155,900         7,385,763
Tibco Software Inc *                          26,300         1,260,756
TriQuint Semiconductor Inc *                  20,400           891,225
VeriSign Inc *                                39,482         2,929,071
Veritas Software Corp *                      137,183        12,003,513
Vignette Corp *                               35,100           631,800
Vishay Intertechnology Inc *                 332,800         5,033,600
Vitesse Semiconductor Corp *                  19,700         1,089,656
Vitria Technology Inc *                       16,500           127,875
webMethods Inc *                               1,500           133,406
Xilinx Inc *                                  20,000           922,500
                                                        ---------------
                                                           427,816,101
                                                        ---------------
Utilities - 2.77%

AT&T Corp                                    165,385         2,863,228
AT&T Wireless Group *                        295,400         5,114,113
BellSouth Corp                               106,600         4,363,938
Entergy Corp                                  34,100         1,442,856
Level 3 Communications Inc *                  40,900         1,342,031
Nortel Networks Corp                         161,891         5,190,630
Qwest Communications Int'l Inc *              49,700         2,037,700
SBC Communications Inc                        57,960         2,767,590
Telephone & Data Systems Inc                  23,400         2,106,000
WorldCom Inc *                                72,800         1,019,200
XO Communications Inc *                       36,000           641,250
                                                        ---------------
                                                            28,888,536
                                                        ---------------
Total Common Stocks
   (Cost $1,127,568,354)                                 1,029,473,462
                                                        ---------------

FOREIGN COMMON STOCK - 0.40%

United Kingdom - 0.40%

Unilever NV                                   66,200         4,166,462
                                                        ---------------
Total Foreign Common Stock
   (Cost $3,691,550)                                         4,166,462
                                                        ---------------

                                          Principal
                                           Amount             Value
                                           ------             -----
SHORT-TERM INVESTMENT - 0.43%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.43%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $4,481,613; collateralized by U.S.
   Treasury Bonds--market value
   $4,571,530 and due 8/15/19)            $4,479,000        $4,479,000
                                                        ---------------
Total Securities Held Under Repurchase
   Agreement                                                 4,479,000
                                                        ---------------
Total Short-Term Investment
   (Cost $4,479,000)                                         4,479,000
                                                        ---------------
TOTAL INVESTMENTS - 99.44%
   (Cost $1,135,738,904)                                 1,038,118,939

OTHER ASSETS AND
LIABILITIES, NET - 0.56%                                     5,891,776
                                                        ---------------
NET ASSETS - 100.00%                                    $1,044,010,715
                                                        ===============
Notes to Schedule of Investments
--------------------------------

(a) The amount of $4,600,000 in cash has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                               Number of     Unrealized
               Type                            Contracts    Depreciation
--------------------------------------------------------------------------------
S&P 500 (03/01)                                   26          ($32,692)
                                                        ===============

(b) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                          $1,135,738,904
                                                        ===============
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                             $131,639,488

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                             (229,259,453)
                                                        ---------------

Net unrealized depreciation                               ($97,619,965)
                                                        ===============

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
I-NET TOLLKEEPER PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                             Market
                                            Shares            Value
                                            ------            -----

COMMON STOCKS - 91.89%

Consumer Discretionary - 29.89%

America Online Inc *                           15,290         $532,092
AT&T Corp - Liberty Media Group 'A' *         175,950        2,386,322
Clear Channel Communications Inc *             77,944        3,775,412
CNET Networks Inc *                            83,335        1,332,058
Comcast Corp 'A'                               83,220        3,474,435
Commerce One Inc *                             35,230          891,759
DoubleClick Inc *                             165,020        1,815,220
EchoStar Communications Corp *                 24,890          566,247
Energizer Holdings Inc *                       56,240        1,202,130
Expedia Inc 'A' *                              14,140          135,214
Gemstar - TV Guide Int'l Group Inc *           38,317        1,767,372
Infinity Broadcasting Corp *                  137,650        3,845,597
Liberty Digital Inc 'A' *                      37,960          192,172
Time Warner Inc                                92,640        4,839,514
Travelocity.com Inc *                          40,500          491,062
Univision Communications Inc *                 47,590        1,948,216
Viacom Inc                                     59,458        2,779,661
Westwood One Inc *                             93,850        1,812,478
Yahoo! Inc *                                   24,750          746,754
                                                         --------------
                                                            34,533,715
                                                         --------------
Financial Services - 5.00%

CheckFree Corp *                               39,590        1,704,844
First Data Corp                                32,510        1,712,871
S1 Corp *                                      29,470          154,717
Schwab (Charles) Corp                          77,810        2,207,859
                                                         --------------
                                                             5,780,291
                                                         --------------
Other Energy - 1.41%

AES Corp *                                     29,510        1,634,116
                                                         --------------

Producer Durables - 7.31%

American Tower Corp 'A' *                      51,350        1,944,881
Crown Castle International Corp *             240,190        6,500,142
                                                         --------------
                                                             8,445,023
                                                         --------------
Technology - 42.27%

Applied Micro Circuits Corp *                   7,668          575,459
Ariba Inc *                                     8,420          452,575
ARM Holdings PLC *                             23,380          527,511
Art Technology Group Inc *                     35,740        1,092,304
Avici Systems Inc *                            11,580          285,157
Avocent Corp *                                  9,820          265,140
BroadVision Inc *                              55,050          650,278
Brocade Communications Systems *               13,660        1,254,159
Cisco Systems Inc *                            60,490        2,313,743
Corning Inc                                    15,190          802,222
Corvis Corp *                                  16,640          396,240
E.piphany Inc *                                74,420        4,014,029
EMC Corp *                                     54,710        3,638,215
Integrated Circuit Systems *                   64,960        1,075,900
InterTrust Technologies *                     102,150          344,756
Interwoven Inc *                               48,190        3,177,528
Intuit Inc *                                   37,330        1,472,202
JDS Uniphase Corp *                            29,814        1,242,871
McDATA Corp *                                  28,270        1,547,783
Microsoft Corp *                               79,550        3,450,481
Openwave Systems Inc *                          6,245          299,370
Oracle Systems Corp *                          45,360        1,318,275
PMC-Sierra Inc *                               28,400        2,232,950
QUALCOMM Inc *                                  7,450          612,297
Sabre Holdings Corp                           100,260        4,323,713
SDL Inc *                                       5,260          779,466
Sun Microsystems Inc *                         77,200        2,151,950
Sycamore Networks Inc *                         8,820          328,545
Transmeta Corp *                                2,400           56,400
Tumbleweed Communications Corp *               22,440          383,934
VeriSign Inc *                                 58,216        4,318,900
Veritas Software Corp *                        21,320        1,865,500
Witness Systems Inc *                          21,620          291,870
Xilinx Inc *                                   28,350        1,307,644
                                                         --------------
                                                            48,849,367
                                                         --------------

Utilities - 6.01%

Cablevision Systems Corp 'A' *                 46,580        3,956,389
NTL Inc *                                      35,520          850,260
Sprint PCS Group Series 1 *                    74,130        1,515,032
United Global Com Inc 'A' *                    45,460          619,393
                                                         --------------
                                                             6,941,074
                                                         --------------
Total Common Stocks
   (Cost $145,200,180)                                     106,183,586
                                                         --------------

FOREIGN COMMON STOCK - 2.07%

Israel - 2.07%

Check Point Software Technology Ltd *          17,930        2,394,776
                                                         --------------
Total Foreign Common Stock
   (Cost $2,588,711)                                         2,394,776
                                                         --------------
See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
I-NET TOLLKEEPER PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                   Principal
                                                    Amount            Value
                                                    ------            -----

SHORT-TERM INVESTMENT - 4.95%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 4.95%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $5,720,335; collateralized by U.S.
   Treasury Notes--market value
   $5,832,281 and due 05/31/01)                    $5,717,000       $5,717,000
                                                                 --------------
Total Securities Held Under
Repurchase Agreement                                                 5,717,000
                                                                 --------------
Total Short-Term Investment
   (Cost $5,717,000)                                                 5,717,000
                                                                 --------------
TOTAL INVESTMENTS - 98.91%
   (Cost $153,505,891)                                             114,295,362

OTHER ASSETS AND
LIABILITIES, NET - 1.09%                                             1,258,882
                                                                 --------------

NET ASSETS - 100.00%                                              $115,554,244
                                                                 ==============

Notes to Schedule of Investments
--------------------------------

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                                    $153,505,891
                                                                 ==============
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                       $3,508,379

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                                      (42,718,908)
                                                                 --------------

Net unrealized depreciation                                       ($39,210,529)
                                                                 ==============


See Notes to Financial Statements

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments
December 31, 2000

------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----
CONVERTIBLE PREFERRED STOCK - 0.18%

Financial Services - 0.18%

Home Ownership Funding                          1,830        $1,395,031
                                                          --------------
Total Convertible Preferred Stock
   (Cost $1,831,903)                                          1,395,031
                                                          --------------
COMMON STOCKS - 51.76%

Autos & Transportation - 1.05%

Lear Corp *                                   138,200         3,429,087
Union Pacific Corp                             89,900         4,562,425
                                                          --------------
                                                              7,991,512
                                                          --------------
Consumer Discretionary - 8.71%

Abercrombie & Fitch Co 'A' *                  103,100         2,062,000
America Online Inc *                          137,300         4,778,040
AT&T Corp - Liberty Media Group 'A' *         372,900         5,057,456
Cendant Corp *                                195,500         1,881,687
Comcast Corp 'A'                              141,900         5,924,325
Gemstar - TV Guide Int'l Group Inc *           62,100         2,864,362
Gillette Co                                   137,900         4,981,637
Home Depot Inc                                 52,300         2,389,456
Target Corp                                   118,500         3,821,625
Time Warner Inc                                57,700         3,014,248
TJX Cos Inc                                   164,300         4,559,325
Tyco International Ltd                        279,416        15,507,588
Wal-Mart Stores Inc                           124,100         6,592,812
Waste Management Inc                          107,617         2,986,372
                                                          --------------
                                                             66,420,933
                                                          --------------
Consumer Staples - 2.74%

Clorox Co                                      65,200         2,314,600
Coca-Cola Co                                   38,400         2,340,000
Philip Morris Cos Inc                         263,300        11,585,200
Procter & Gamble Co                            59,600         4,674,875
                                                          --------------
                                                             20,914,675
                                                          --------------
Financial Services - 10.29%

Ambac Financial Group Inc                     147,850         8,621,503
Bank One Corp                                  86,600         3,171,725
Capital One Financial Corp                     84,200         5,541,412
CIGNA Corp                                     39,000         5,159,700
CIT Group Inc                                 180,000         3,622,500
Citigroup Inc                                 232,568        11,875,503
E*TRADE Group Inc *                            64,400           474,950
Federal National Mortgage Association          56,100         4,866,675
First Union Corp                              122,800         3,415,375
Firstar Corp                                   62,200         1,446,150
Ford Motor Credit Co                           87,613         2,053,430
Goldman Sachs Group Inc                        63,200         6,758,450
Metlife Inc *                                  49,100         1,718,500
U.S. Bancorp                                  297,700        $8,689,119
Washington Mutual Inc                         122,700         6,510,769
XL Capital Ltd 'A'                             51,900         4,534,762
                                                          --------------
                                                             78,460,523
                                                          --------------
Health Care - 6.99%

ALZA Corp *                                   150,400         6,392,000
American Home Products Corp                    69,300         4,404,015
Bristol Myers Squibb Co                        49,600         3,667,300
Human Genome Sciences Inc *                    11,800           817,887
Lilly (Eli) & Co                               69,700         6,486,456
Merck & Co Inc                                 63,900         5,982,637
Pfizer Inc                                    187,775         8,637,650
Pharmacia Corp                                163,563         9,977,343
Schering-Plough Corp                          122,100         6,929,175
                                                          --------------
                                                             53,294,463
                                                          --------------
Integrated Oils - 2.15%

BP Amoco PLC                                    1,388            66,450
Exxon Mobil Corp                              187,952        16,340,077
                                                          --------------
                                                             16,406,527
                                                          --------------
Materials & Processing - 2.07%

Alcoa Inc                                      92,380         3,094,730
Allegheny Technologies Inc                    110,300         1,751,013
Rohm & Haas Co                                140,800         5,112,800
Smurfit-Stone Container Corp *                142,400         2,127,100
Temple-Inland Inc                              68,500         3,673,313
                                                          --------------
                                                             15,758,956
                                                          --------------
Other - 2.01%

General Electric Co                           319,000        15,292,063
                                                          --------------
Other Energy - 0.89%

Baker Hughes Inc                               88,200         3,665,813
Global Marine Inc *                           109,800         3,115,575
                                                          --------------
                                                              6,781,388
                                                          --------------
Producer Durables - 0.40%

Cooper Industries Inc                          65,900         3,027,281
                                                          --------------
Technology - 9.45%

Altera Corp *                                  57,000         1,499,813
Cisco Systems Inc *                           307,100        11,746,575
Citrix Systems Inc *                           43,600           981,000
Compaq Computer Corp                          167,000         2,513,350
Computer Associates International Inc         122,500         2,388,750
Dell Computer Corp *                          125,500         2,188,406
EMC Corp *                                     85,900         5,712,350
IBM Corp                                       29,200         2,482,000
Intel Corp                                    235,800         7,132,950
JDS Uniphase Corp *                            28,100         1,171,419
Microsoft Corp *                              191,300         8,297,638
Motorola Inc                                  154,600         3,130,650
NCR Corp *                                     65,400         3,212,775
Oracle Systems Corp *                         157,500         4,577,344


See Notes to Financial Statements            See explanation of symbols on D-88

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

-----------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Quantum Corp *                                110,500        $1,471,032
Sun Microsystems Inc *                        256,800         7,158,300
Texas Instruments Inc                          82,700         3,917,913
Veritas Software Corp *                        28,076         2,456,650
                                                          --------------
                                                             72,038,915
                                                          --------------
Utilities - 5.01%

DTE Energy Co                                  77,400         3,013,763
Dynergy Inc                                    45,900         2,573,269
Entergy Corp                                   60,600         2,564,138
Global Crossing Ltd *                          96,000         1,374,000
Level 3 Communications Inc *                   64,000         2,100,000
Nextel Communications Inc 'A' *                42,400         1,049,400
NiSource Inc                                   98,472         3,028,014
Nortel Networks Corp                          125,600         4,027,050
Qwest Communications Int'l Inc *               46,800         1,918,800
SBC Communications Inc                        128,700         6,145,425
Sprint PCS Group Series 1 *                   100,300         2,049,881
Verizon Communications                        124,448         6,237,956
WorldCom Inc *                                151,900         2,126,600
                                                          --------------
                                                             38,208,296
                                                          --------------
Total Common Stocks
   (Cost $392,745,950)                                      394,595,532
                                                          --------------

FOREIGN COMMON STOCKS - 1.58%

Australia - 0.43%

News Corp Ltd ADR                             102,700         3,312,075
                                                          --------------
Bermuda - 0.29%

TyCom Ltd *                                   100,200         2,241,975
                                                          --------------
Netherlands - 0.86%

Royal Dutch Petroleum Guilder                 107,600         6,516,525
                                                          --------------
Total Foreign Common Stocks
   (Cost $13,109,918)                                        12,070,575
                                                          --------------

                                          Principal
                                           Amount
                                           ------

CORPORATE BONDS & NOTES - 6.16%

Autos & Transportation - 0.26%

Union Pacific Corp
   5.780% due 10/15/01                     $2,000,000         1,980,458
                                                          --------------
Consumer Discretionary - 0.76%

Clear Channel Communications Inc
   7.650% due 09/15/10                        835,000           854,653
Comcast Cable Communications Corp
   6.200% due 11/15/08                      2,535,000         2,413,320
Lowe's Cos Inc
   7.500% due 12/15/05                        870,000           888,388
USA Networks Inc
   6.750% due 11/15/05                      1,625,000         1,638,284
                                                          --------------
                                                              5,794,645
                                                          --------------
Financial Services - 3.44%

Abbey National Capital Trust
   8.963% due 12/12/49                      1,385,000         1,433,800
Citigroup Inc
   7.250% due 10/01/10                      1,040,000         1,073,453
ERAC USA Finance
   6.375% due 05/15/03                      1,400,000         1,380,977
First Union Corp
   6.625% due 06/15/04                      5,900,000         5,919,671
Ford Motor Credit Co
   7.875% due 06/15/10                      2,080,000         2,146,997
Household Finance Corp
   8.000% due 07/15/10                      1,040,000         1,099,355
Montell American Financial
   7.400% due 03/15/04                      1,500,000         1,480,815
Norwest Financial Inc
   6.375% due 09/15/02                      2,750,000         2,758,566
Provident Cos Inc
   7.405% due 03/15/38                      1,175,000           884,714
Prudential Insurance
   6.375% due 07/23/06                      2,190,000         2,159,517
Toyota Motor Credit Trust
   5.625% due 11/13/03                      6,000,000         5,937,738
                                                          --------------
                                                             26,275,603
                                                          --------------
Integrated Oils - 0.21%

Coastal Corp
   6.950% due 06/01/28                      1,680,000         1,569,703
                                                          --------------
Other Energy - 0.20%

Enron Corp
   6.625% due 10/15/03                      1,500,000         1,508,833
                                                          --------------
Utilities - 1.29%

Cox Communications Inc
   6.875% due 06/15/05                      3,095,000         3,108,658
Dominion Resources Inc
   7.625% due 07/15/05                      2,665,000         2,782,348
Texas Utilities Co
   5.940% due 10/15/01                      1,500,000         1,493,015
United Utilities
   6.250% due 08/15/05                      1,685,000         1,641,370
Xcel Energy Inc
   7.000% due 12/01/10                        835,000           829,451
                                                          --------------
                                                              9,854,842
                                                          --------------
Total Corporate Bonds & Notes
   (Cost $47,867,512)                                        46,984,084
                                                          --------------


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

------------------------------------------------------------------------

                                           Principal          Market
                                            Amount            Value
                                            ------            -----

CONVERTIBLE CORPORATE NOTE - 0.15%

Utilities - 0.15%

TCI Communication Inc
   7.875% due 02/15/26                     $1,250,000        $1,177,200
                                                          --------------
Total Convertible Corporate Note
   (Cost $1,197,513)                                          1,177,200
                                                          --------------

MORTGAGE-BACKED SECURITIES - 22.25%

Collateralized Mortgage Obligations - 7.88%

AXA Financial CMT
   8.600% due 12/15/30 "                    1,095,000         1,130,652
Banc America Commercial Mortgage
   7.109% due 11/15/08 "                      563,569           581,941
Bear Stearns Structured Securities
   7.000% due 08/25/36 "                    1,000,000           960,937
CS First Boston Mortgage Securities Corp
   6.480% due 05/17/08 "                    8,000,000         8,047,303
DLJ Mortgage Acceptance Corp
   6.500% due 10/19/29 "                    5,291,493         5,137,709
   9.683% due 11/25/24 "                        9,895            10,006
First Union Chase
   6.645% due 04/15/09 "                    2,000,000         2,037,602
First Union Lehman Brothers
   6.560% due 11/18/08 "                    8,540,000         8,645,324
GMAC Commercial Mortgage Security Inc
   6.150% due 11/15/07 "                    1,729,596         1,727,249
LB Commercial Conduit Mortgage Trust
   6.400% due 08/18/07 "                    4,601,000         4,621,774
LB-UBS Commercial Mortgage Trust
   7.370% due 06/15/10 "                    4,510,000         4,784,763
NationsLink Funding Corp
   6.316% due 11/20/08 "                    9,000,000         8,997,156
Nomura Asset Securities Corp
   6.590% due 03/17/28 "                    6,810,000         6,906,225
PNC Mortgage Acceptance Corp
   7.300% due 09/15/10 "                    6,120,000         6,492,937
                                                          --------------
                                                             60,081,578
                                                          --------------
Federal National Mortgage Association - 13.38%

   6.000% due 01/01/31 " #                  7,800,000         7,551,414
   6.300% due 12/25/15 "                    1,322,800         1,326,760
   6.500% due 03/01/28 "                    2,247,508         2,221,345
   6.500% due 05/01/28 "                   10,976,437        10,839,911
   7.000% due 07/15/05 "                   14,491,000        15,222,694
   7.000% due 01/22/16 " #                 18,955,000        19,156,492
   7.000% due 08/01/28 "                      193,536           194,179
   7.000% due 01/16/31 " #                 30,491,000        30,538,566
   7.125% due 06/15/10 "                    2,546,000         2,761,751
   7.125% due 01/15/30 "                    6,488,000         7,265,457
   7.500% due 01/16/31 " #                  4,880,000         4,951,687
                                                          --------------
                                                            102,030,256
                                                          --------------
Government National Mortgage Association - 0.99%

   7.000% due 01/15/28 "                    1,897,184         1,907,074
   7.000% due 05/15/28 "                    2,311,566         2,323,616
   7.000% due 01/20/31 " #                  3,310,000         3,324,498
                                                          --------------
                                                              7,555,188
                                                          --------------

Total Mortgage-Backed Securities
   (Cost $163,709,987)                                      169,667,022
                                                          --------------

OTHER ASSET-BACKED SECURITIES - 1.32%

Alaska Trade Co
   6.790% due 10/01/05 "                    2,500,000         2,517,925
Chase Funding Mortgage Loan
   5.875% due 03/25/17 "                       70,673            70,297
EQCC Home Equity Loan Trust
   6.410% due 12/15/04 "                    1,515,247         1,522,448
ING Capital Funding Trust
   8.439% due 12/31/49 "                    1,675,000         1,707,508
Sears Credit Account Master Trust
   6.450% due 11/15/09 "                    1,500,000         1,515,000
Standard Credit Card Trust
   5.950% due 10/07/04 "                      575,000           576,843
The Money Store Home Equity
   6.440% due 09/15/24 "                      500,000           502,133
UBS Preferred Funding Trust
   8.622% due 10/01/49 "                    1,605,000         1,687,845
                                                          --------------
Total Other Asset-Backed Securities
   (Cost $9,975,911)                                         10,099,999
                                                          --------------
U.S. TREASURY BONDS - 2.49%

   5.250% due 02/15/29                      1,975,000         1,896,927
   6.125% due 08/15/29                      2,045,000         2,227,774
   6.500% due 11/15/26                      3,110,000         3,494,032
   6.750% due 08/15/26                      6,220,000         7,188,964
   8.875% due 02/15/19 **                   3,040,000         4,178,261
                                                          --------------
Total U.S. Treasury Bonds
   (Cost $17,266,829)                                        18,985,958
                                                          --------------
U.S. TREASURY NOTES - 8.54%

   5.750% due 11/15/05                      4,845,000         5,004,168
   5.750% due 08/15/10                     22,055,000        23,121,580
   6.750% due 05/15/05                     34,736,000        36,984,010
                                                          --------------
Total U.S. Treasury Notes
   (Cost $62,940,566)                                        65,109,758
                                                          --------------



See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MULTI-STRATEGY PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

------------------------------------------------------------------------

                                         Principal            Market
                                          Amount               Value
                                          ------               -----

U.S. TREASURY STRIPPED - 0.54%

   0.000% due 11/15/15                   $9,425,000          $4,110,516
                                                          --------------
Total U.S. Treasury Stripped
   (Cost $3,930,279)                                          4,110,516
                                                          --------------
FOREIGN BONDS - 2.44%

Canada - 0.70%

Hydro Quebec
   8.500% due 12/01/29                    2,000,000           2,364,060
Quebec Province
   7.500% due 09/15/29                    2,765,000           2,987,878
                                                          --------------
                                                              5,351,938
                                                          --------------
France - 0.07%

Legrand
   8.500% due 02/15/25                      500,000             519,729
                                                          --------------
Germany - 0.20%

Deutsche Telekom
   8.250% due 06/15/30                    1,515,000           1,500,738
                                                          --------------
Netherlands - 0.09%

Royal KPN NV
   8.375% due 10/01/30                      790,000             690,182
                                                          --------------
Spain - 0.33%

Telefonica Europe
   7.350% due 09/15/05                    1,640,000           1,655,273
   8.250% due 09/15/30                      835,000             845,994
                                                          --------------
                                                              2,501,267
                                                          --------------
United Kingdom - 1.05%

British Telecom PLC
   7.625% due 12/15/05                    2,500,000           2,531,913
   8.125% due 12/15/10                    1,340,000           1,357,018
CSX Corp
   7.050% due 05/01/02                    1,500,000           1,507,823
Vodafone AirTouch PLC
   7.625% due 02/15/05                    2,500,000           2,576,635
                                                          --------------
                                                              7,973,389
                                                          --------------
Total Foreign Bonds
   (Cost $18,413,853)                                        18,537,243
                                                          --------------

SHORT-TERM INVESTMENT - 10.74%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 10.74%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $81,934,317; collateralized by U.S.
   Treasury Bonds--market value
   $34,566,034 and due 11/15/18;
   and market value
   $48,963,251 and due 8/15/27)         $81,886,550         $81,886,550
                                                          --------------
Total Securities Held Under
Repurchase Agreement                                         81,886,550
                                                          --------------
Total Short-Term Investment
   (Cost $81,886,550)                                        81,886,550
                                                          --------------
TOTAL INVESTMENTS - 108.15%
   (Cost $814,876,771)                                      824,619,468

OTHER ASSETS AND
LIABILITIES, NET - (8.15%)                                  (62,117,878)
                                                          --------------
NET ASSETS - 100.00%                                       $762,501,590
                                                          ==============
Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $371,420 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:
                                                           Unrealized
                                     Number of            Appreciation
     Type                            Contracts            (Depreciation)
------------------------------------------------------------------------
U.S. Treasury 2-Year Notes (03/01)      298                    $468,852
U.S. Treasury 5-Year Notes (03/01)       76                      22,691
U.S. Treasury 10-Year Notes (03/01)     250                    (539,106)
U.S. Treasury 30-Year Bonds (03/01)      18                     (28,630)
                                                          --------------
                                                               ($76,193)
                                                          ==============

(b) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                             $814,876,771
                                                          ==============
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                               $70,045,676

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                               (60,302,979)
                                                          --------------
Net unrealized appreciation                                  $9,742,697
                                                          ==============
See Notes to Financial Statements

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

CONVERTIBLE PREFERRED STOCKS - 1.85%

Autos & Transporation - 1.71%

Union Pacific Corp                            707,200      $33,238,400
                                                          -------------
Utilities - 0.14%

Global Crossing Ltd                            21,400        2,645,575
                                                          -------------
Total Convertible Preferred Stocks
   (Cost $41,859,369)                                       35,883,975
                                                          -------------
COMMON STOCKS - 91.35%

Autos & Transportation - 1.83%

Lear Corp *                                   600,200       14,892,462
Union Pacific Corp                            404,800       20,543,600
                                                          -------------
                                                            35,436,062
                                                          -------------
Consumer Discretionary - 15.42%

Abercrombie & Fitch Co 'A' *                  433,000        8,660,000
America Online Inc *                          633,500       22,045,800
AT&T Corp - Liberty Media Group 'A' *       1,683,800       22,836,537
Cendant Corp *                                922,900        8,882,912
Comcast Corp 'A'                              624,000       26,052,000
Gemstar - TV Guide Int'l Group Inc *          286,100       13,196,362
Gillette Co                                   612,200       22,115,725
Home Depot Inc                                239,700       10,951,294
Target Corp                                   534,300       17,231,175
Time Warner Inc                               249,600       13,039,104
TJX Cos Inc                                   749,200       20,790,300
Tyco International Ltd                      1,268,700       70,412,850
Wal-Mart Stores Inc                           563,000       29,909,375
Waste Management Inc                          471,402       13,081,405
                                                          -------------
                                                           299,204,839
                                                          -------------
Consumer Staples - 4.85%

Clorox Co                                     276,000        9,798,000
Coca-Cola Co                                  173,200       10,554,375
Philip Morris Cos Inc                       1,197,500       52,690,000
Procter & Gamble Co                           267,600       20,989,875
                                                          -------------
                                                            94,032,250
                                                          -------------
Financial Services - 18.10%

Ambac Financial Group Inc                     659,300       38,445,431
Bank One Corp                                 399,600       14,635,350
Capital One Financial Corp                    381,400       25,100,887
CIGNA Corp                                    170,900       22,610,070
CIT Group Inc                                 824,700       16,597,087
Citigroup Inc                               1,074,817       54,882,843
E*TRADE Group Inc *                           268,200        1,977,975
Federal National Mortgage Association         255,800       22,190,650
First Union Corp                              558,000       15,519,375
Firstar Corp                                  282,200        6,561,150
Ford Motor Credit Co                          400,804        9,393,844
Goldman Sachs Group Inc                       287,600       30,755,225
Metlife Inc                                   218,800        7,658,000
U.S. Bancorp                                1,254,400       36,612,800
Washington Mutual Inc                         542,600       28,791,712
XL Capital Ltd 'A'                            226,600       19,799,175
                                                          -------------
                                                           351,531,574
                                                          -------------
Health Care - 12.37%

ALZA Corp *                                   682,100       28,989,250
American Home Products Corp                   316,300       20,100,865
Bristol Myers Squibb Co                       216,800       16,029,650
Human Genome Sciences Inc *                    57,900        4,013,194
Lilly (Eli) & Co                              320,400       29,817,225
Merck & Co Inc                                295,400       27,656,825
Pfizer Inc                                    838,075       38,551,450
Pharmacia Corp                                722,285       44,059,385
Schering-Plough Corp                          544,900       30,923,075
                                                          -------------
                                                           240,140,919
                                                          -------------
Integrated Oils - 3.86%

BP Amoco PLC                                    1,186           56,780
Exxon Mobil Corp                              860,517       74,811,197
                                                          -------------
                                                            74,867,977
                                                          -------------
Materials & Processing - 3.60%

Alcoa Inc                                     390,216       13,072,236
Allegheny Technologies Inc                    446,350        7,085,806
Rohm & Haas Co                                646,900       23,490,556
Smurfit-Stone Container Corp *                657,900        9,827,381
Temple-Inland Inc                             306,800       16,452,150
                                                          -------------
                                                            69,928,129
                                                          -------------
Other - 3.63%

General Electric Co                         1,469,900       70,463,331
                                                          -------------
Other Energy - 1.59%

Baker Hughes Inc                              400,500       16,645,781
Global Marine Inc *                           498,800       14,153,450
                                                          -------------
                                                            30,799,231
                                                          -------------
Producer Durables - 0.71%

Cooper Industries Inc                         300,800       13,818,000
                                                          -------------
Technology - 16.53%

Altera Corp *                                 263,900        6,943,869
Cisco Systems Inc *                         1,285,800       49,181,850
Citrix Systems Inc *                          194,000        4,365,000
Compaq Computer Corp                          753,300       11,337,165
Computer Associates International Inc         531,800       10,370,100
Dell Computer Corp *                          568,100        9,906,244
EMC Corp *                                    373,800       24,857,700
IBM Corp                                      129,600       11,016,000
Intel Corp                                  1,077,000       32,579,250
JDS Uniphase Corp *                           134,900        5,623,644
Microsoft Corp *                              873,600       37,892,400

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

-----------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Motorola Inc                                 633,400       $12,826,350
NCR Corp *                                   296,300        14,555,738
Oracle Systems Corp *                        719,700        20,916,281
Quantum Corp *                               504,800         6,720,150
Sun Microsystems Inc *                     1,187,500        33,101,563
Texas Instruments Inc                        367,700        17,419,788
Veritas Software Corp *                      128,301        11,226,264
                                                        ---------------
                                                           320,839,356
                                                        ---------------
Utilities - 8.86%

DTE Energy Co                                339,800        13,230,964
Dynergy Inc                                  217,000        12,165,563
Entergy Corp                                 273,400        11,568,238
Global Crossing Ltd *                        408,500         5,846,656
Level 3 Communications Inc *                 290,800         9,541,875
Nextel Communications Inc 'A' *              194,600         4,816,350
NiSource Inc                                 445,393        13,695,835
Nortel Networks Corp                         580,200        18,602,663
Qwest Communications Int'l Inc *             208,100         8,532,100
SBC Communications Inc                       574,100        27,413,275
Sprint PCS Group Series 1 *                  455,900         9,317,456
Verizon Communications                       547,446        27,440,731
WorldCom Inc *                               692,150         9,690,100
                                                        ---------------
                                                           171,861,806
                                                        ---------------
Total Common Stocks
   (Cost $1,734,464,892)                                 1,772,923,474
                                                        ---------------

FOREIGN COMMON STOCKS - 2.33%

Australia - 0.30%

News Corp Ltd ADR                            183,000         5,901,750
                                                        ---------------
Bermuda - 0.53%

TyCom Ltd *                                  457,800        10,243,275
                                                        ---------------
Netherlands - 1.50%

Royal Dutch Petroleum Guilder                478,500        28,979,156
                                                        ---------------
Total Foreign Common Stocks
   (Cost $50,957,728)                                       45,124,181
                                                        ---------------
                                           Principal
                                            Amount
                                            ------
CONVERTIBLE CORPORATE BONDS - 0.80%

Consumer Discretionary - 0.61%

News America Holdings Inc
   0.000% due 03/11/13                   $17,760,000        11,886,768
                                                        ---------------
Utilities - 0.19%

Level 3 Communications Inc
   6.000% due 03/15/10                     7,160,000         3,669,500
                                                        ---------------
Total Convertible Corporate
Bonds
   (Cost $19,752,695)                                       15,556,268
                                                        ---------------
U.S. TREASURY NOTE - 0.33%

   5.625% due 02/28/01 **                  6,435,000         6,432,479
                                                        ---------------
Total U.S. Treasury Note
   (Cost $6,427,490)                                         6,432,479
                                                        ---------------

                                                              Value
                                                              -----
SHORT-TERM INVESTMENT - 6.12%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 6.12%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $118,863,712; collaterized by U.S.
   Treasury Bonds and Notes--market value
   $23,250,963 and due 05/15/18;
   market value
   $48,960,970 and due 02/15/29;
   and market value
   $48,963,655 and due 04/30/02)         118,794,415       118,794,415
                                                        ---------------
Total Securities Held Under Repurchase
   Agreement                                               118,794,415
                                                        ---------------
Total Short-Term Investment
   (Cost $118,794,415)                                     118,794,415
                                                        ---------------
TOTAL INVESTMENTS - 102.78%
   (Cost $1,972,256,589)                                 1,994,714,792

OTHER ASSETS AND
LIABILITIES, NET - (2.78%)                                 (53,948,863)
                                                        ---------------
NET ASSETS - 100.00%                                    $1,940,765,929
                                                        ===============

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INCOME PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

---------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $5,824,076 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                           Number of           Unrealized
       Type                                Contracts          Appreciation
---------------------------------------------------------------------------
S&P 500 (03/01)                              154                 $575,528
                                                          ================

(b) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                             $1,972,256,589
                                                          ================
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                                $279,688,762

Aggregate gross unrealized depreciation
for all investments in which there
was an excess of tax cost over value                         (257,230,559)
                                                          ----------------
Net unrealized appreciation                                   $22,458,203
                                                          ================
See Notes to Financial Statements

PACIFIC SELECT FUND
STRATEGIC VALUE PORTFOLIO
Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

CONVERTIBLE PREFERRED STOCK - 1.72%

Utilities - 1.72%

Winstar Communications Inc                      17,400        $739,500
                                                            -----------
Total Convertible Preferred Stock
   (Cost $1,205,847)                                           739,500
                                                            -----------
COMMON STOCKS - 76.99%

Autos & Transportation - 3.89%

CNF Inc                                          6,350         214,709
Delphi Automotive Systems                       44,050         495,562
Lear Corp *                                     18,075         448,486
TRW Inc                                         13,160         509,950
                                                            -----------
                                                             1,668,707
                                                            -----------
Consumer Discretionary - 21.17%

Ames Department Stores Inc *                    18,985          27,291
AT&T Corp - Liberty Media Group 'A' *            9,560         129,657
Bally Total Fitness Holdings *                   5,915         200,371
Comcast Corp 'A'                                14,940         623,745
Gap Inc                                         22,760         580,380
Gillette Co                                      4,170         150,641
Iron Mountain Inc *                              7,155         265,629
Liz Claiborne Inc                                5,915         246,212
Mattel Inc                                      59,485         858,963
New York Times Co 'A'                           18,850         755,178
Park Place Entertainment Corp *                 79,785         952,433
Staples Inc *                                   41,745         493,113
Station Casinos Inc *                           21,415         319,887
Time Warner Inc                                  3,550         185,452
TJX Cos Inc                                     27,080         751,470
Tyco International Ltd                          37,465       2,079,307
Valassis Communications Inc *                   14,475         456,867
                                                            -----------
                                                             9,076,596
                                                            -----------
Consumer Staples - 0.11%

Albertson's Inc                                  1,775          47,037
                                                            -----------
Financial Services - 7.23%

American Express Co                             11,160         613,102
Bank of New York Co Inc                          9,625         531,180
Citigroup Inc                                    3,540         180,761
Dun & Bradstreet Corp *                          8,815         228,088
Household International Inc                        225          12,375
J.P. Morgan & Co Inc                             2,380         393,890
Merrill Lynch & Co Inc                          10,115         689,717
Moody's Corp                                    17,545         450,687
                                                            -----------
                                                             3,099,800
                                                            -----------
Health Care - 2.62%

Apria Healthcare Group Inc *                    9,765         $290,509
Becton Dickinson & Co                          24,080          833,770
                                                            -----------
                                                             1,124,279
                                                            -----------
Integrated Oils - 5.44%

Coastal Corp                                   26,400        2,331,450
                                                            -----------
Materials & Processing - 7.65%

Alcoa Inc                                      22,905          767,318
Cytec Industries Inc *                         10,740          428,929
Du Pont E.I. De Nemours & Co                   12,450          601,491
Hercules Inc                                   19,175          365,523
Lyondell Chemical Co                           34,170          523,228
Packaging Corp of America *                    29,700          478,913
Solutia Inc                                     9,395          112,740
                                                            -----------
                                                             3,278,142
                                                            -----------
Other - 3.26%

Minnesota Mining & Manufacturing Co            11,610        1,399,005
                                                            -----------
Other Energy - 3.91%

Anadarko Petroleum Corp                         7,180          510,354
Burlington Resources Inc                       10,585          534,543
Enron Corp                                      7,580          630,088
                                                            -----------
                                                             1,674,985
                                                            -----------
Producer Durables - 3.90%

Boeing Co                                       1,510           99,660
Danaher Corp                                   18,140        1,240,323
Terex Corp *                                   20,515          332,087
                                                            -----------
                                                             1,672,070
                                                            -----------
Technology - 9.77%

3Com Corp *                                   102,855          874,268
Advanced Micro Devices Inc *                   62,995          870,118
Apple Computer Inc                             15,530          231,009
Cadence Design Systems Inc *                   35,510          976,525
Ceridian Corp *                                48,490          966,769
Unisys Corp *                                  18,460          269,978
                                                            -----------
                                                             4,188,667
                                                            -----------
Utilities - 8.04%

Kinder Morgan Inc                              13,340          696,181
McLeodUSA Inc 'A' *                            39,650          560,056
Montana Power Co                               40,610          842,658
SBC Communications Inc                         26,540        1,267,285
Winstar Communications Inc *                    6,998           81,789
                                                            -----------
                                                             3,447,969
                                                            -----------
Total Common Stocks
   (Cost $32,668,718)                                       33,008,707
                                                            -----------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
STRATEGIC VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000


-----------------------------------------------------------------------
                                                              Market
                                             Shares            Value
                                             ------            -----
FOREIGN COMMON STOCKS - 3.12%

Korea - 0.95%

SK Corp                                        37,100         $407,660
                                                          -------------
Mexico - 2.17%

Cemex SA De CV ADR *                           25,775          465,561
Telefonos De Mexico ADR                        10,250          462,531
                                                          -------------
                                                               928,092
                                                          -------------

Total Foreign Common Stocks
   (Cost $1,518,455)                                         1,335,752
                                                          -------------

                                              Principal
                                               Amount
                                               ------
CORPORATE NOTE - 0.03%

Consumer Discretionary - 0.03%

Ames Department Stores Inc
     10.000% due 04/15/06                     $80,000           12,400
                                                          -------------
Total Corporate Note
     (Cost $35,044)                                             12,400
                                                          -------------

                                                               Value
                                                               -----
SHORT-TERM INVESTMENTS - 17.31%

U.S. GOVERNMENT AGENCY ISSUE - 17.26%

Federal Home Loan Mortgage Corp
     5.700% due 01/02/01                    7,400,000        7,398,828
                                                          -------------

Total U.S. Government Agency Issue                           7,398,828
                                                          -------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.05%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $23,013; collateralized by
   FNMA--market value $25,497
   and due 09/27/01)                           23,000           23,000
                                                          -------------

Total Securities Held Under Repurchase
   Agreement                                                    23,000
                                                          -------------
Total Short-Term Investments
   (Cost $7,421,828)                                         7,421,828
                                                          -------------

TOTAL INVESTMENTS - 99.17%
   (Cost $42,849,892)                                       42,518,187

OTHER ASSETS AND
LIABILITIES, NET - 0.83%                                       357,716
                                                          -------------
NET ASSETS - 100.00%                                       $42,875,903
                                                          =============
Notes to Schedule of Investments
--------------------------------
(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                             $42,849,892
                                                          =============
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                               $3,040,378

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                               (3,372,083)
                                                          -------------
Net unrealized depreciation                                  ($331,705)
                                                          =============
See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments
December 31, 2000

-----------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

COMMON STOCKS - 68.50%

Consumer Discretionary - 15.71%

Amazon.com Inc *                            2,830,760      $44,053,702
AT&T Corp - Liberty Media Group 'A' *       7,430,951      100,782,273
Charter Communications Inc 'A' *            1,785,075       40,498,889
Comcast Corp 'A'                            2,029,195       84,718,891
DoubleClick Inc *                             893,630        9,829,930
eBay Inc *                                    518,435       17,108,355
Electronic Arts Inc *                       1,534,005       65,386,963
Exodus Communications Inc *                   835,965       16,719,300
Infinity Broadcasting Corp *                  876,760       24,494,482
Lamar Advertising Co *                        205,895        7,946,260
Liberty Digital Inc 'A' *                     111,870          566,342
Time Warner Inc                             2,228,412      116,412,243
TMP Worldwide Inc *                           605,570       33,306,350
                                                       ----------------
                                                           561,823,980
                                                       ----------------
Financial Services - 3.65%

American Express Co                           890,370       48,914,702
Chase Manhattan Corp                          432,105       19,633,771
Citigroup Inc                                 536,505       27,395,287
E*TRADE Group Inc *                         2,692,865       19,859,879
Fifth Third Bancorp                           246,380       14,721,205
                                                       ----------------
                                                           130,524,844
                                                       ----------------
Health Care - 7.07%

Bristol Myers Squibb Co                     1,009,360       74,629,555
Lilly (Eli) & Co                              734,775       68,379,998
Medtronic Inc                               1,337,504       80,751,804
MiniMed Inc *                                 228,410        9,600,358
Sepracor Inc *                                241,385       19,340,973
                                                       ----------------
                                                           252,702,688
                                                       ----------------
Other Energy - 6.56%

Anadarko Petroleum Corp                       686,665       48,808,148
Burlington Resources Inc                      939,830       47,461,415
Enron Corp                                  1,663,315      138,263,059
                                                       ----------------
                                                           234,532,622
                                                       ----------------
Producer Durables - 2.26%

Applied Materials Inc *                       728,055       27,802,600
Boeing Co                                     800,305       52,820,130
                                                       ----------------
                                                            80,622,730
                                                       ----------------
Technology - 26.80%

3Com Corp *                                 1,005,060        8,543,010
ADC Telecommunications Inc *                1,798,230       32,592,919
Analog Devices Inc *                        3,307,220      169,288,324
Applied Micro Circuits Corp *                 724,010       54,334,688
Ariba Inc *                                   729,575       39,214,656
Broadcom Corp *                               437,235       36,946,358
Brocade Communications Systems *              460,950       42,320,972
Cisco Systems Inc *                         1,676,498       64,126,049
Corvis Corp *                                 589,215       14,030,682
i2 Technologies Inc *                         953,830       51,864,506
JDS Uniphase Corp *                         1,334,890       55,648,227
Juniper Networks Inc *                        297,410       37,492,248
Maxim Integrated Products Inc *               438,090       20,946,178
ONI Systems Corp *                            625,795       24,758,015
Openwave Systems Inc *                      1,292,544       61,961,328
Palm Inc *                                    893,587       25,299,682
Sapient Corp *                                531,710        6,347,288
Solectron Corp *                            1,112,910       37,727,649
Symbol Technologies Inc                     1,055,685       38,004,660
Texas Instruments Inc                         865,500       41,003,063
VeriSign Inc *                                313,450       23,254,072
Veritas Software Corp *                       404,462       35,390,425
Vitesse Semiconductor Corp *                  668,180       36,958,706
                                                       ----------------
                                                           958,053,705
                                                       ----------------
Utilities - 6.45%

Cablevision Systems Corp 'A' *                763,790       64,874,413
Cox Communications Inc 'A'                    872,345       40,618,564
Dominion Resources Inc                        503,670       33,745,890
Duke Energy Co                                802,955       68,451,914
Level 3 Communications Inc *                  505,020       16,570,969
NTL Inc *                                           1               12
Winstar Communications Inc *                  543,182        6,348,440
                                                       ----------------
                                                           230,610,202
                                                       ----------------
Total Common Stocks
   (Cost $2,648,237,996)                                 2,448,870,771
                                                       ----------------

FOREIGN COMMON STOCKS - 21.36%

Brazil - 1.01%

Petroleo Brasileiro SA ADR *                1,435,105       36,236,401
                                                       ----------------
Canada - 0.52%

Celestica Inc *                               340,250       18,458,562
                                                       ----------------
China - 1.16%

China Unicom Ltd *                          2,801,475       41,321,756
                                                       ----------------
Finland - 11.61%

Nokia Corp ADR Pref                         8,663,970      376,882,695
Nokia Oyj                                     856,389       38,225,565
                                                       ----------------
                                                           415,108,260
                                                       ----------------
Hong Kong - 0.81%

China Mobile Ltd *                          5,294,000       28,914,497
                                                       ----------------
Japan - 0.75%

NTT DoCoMo Inc                                  1,554       26,708,951
                                                       ----------------
Mexico - 1.03%

Telefonos De Mexico ADR                       818,905       36,953,088
                                                       ----------------


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                             Market
                                             Shares           Value
                                             ------           -----

Netherlands - 0.86%

ASM Lithography Holding *                   1,358,190      $30,644,162
                                                        ---------------
Spain - 0.00%

Terra Networks SA                                   1               11
                                                        ---------------
Sweden - 1.58%

Ericsson 'B'                                4,979,724       56,689,646
                                                        ---------------
United Kingdom - 2.03%

Vodafone AirTouch PLC                       2,024,530       72,503,481
                                                        ---------------
Total Foreign Common Stocks
   (Cost $643,525,731)                                     763,538,815
                                                        ---------------

                                            Principal
                                             Amount          Value
                                             ------          -----
SHORT-TERM INVESTMENTS - 9.68%

COMMERCIAL PAPER - 4.54%

UBS Finance (DEL) Inc
   6.500% due 06/01/00                   $162,600,000      162,570,642
                                                        ---------------

Total Commercial Paper                                     162,570,642
                                                        ---------------

U.S. GOVERNMENT AGENCY ISSUES - 5.14%

Federal Farm Credit Bank
   6.170% due 01/31/01                     30,000,000       29,845,750
Federal Home Loan Mortgage Corp
   6.080% due 03/06/01                     40,000,000       39,528,800
   6.330% due 02/06/01                     40,000,000       39,747,200
   6.360% due 01/23/01                     25,000,000       24,902,833
   6.380% due 02/02/01                     25,000,000       24,863,778
   6.400% due 01/26/01                     25,000,000       24,888,889
                                                        ---------------

Total U.S. Government Agency Issues                        183,777,250
                                                        ---------------

                                            Principal
                                             Amount           Value
                                             ------           -----
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase
   price of $145,085; collateralized
   by U.S. Treasury Bonds--market
   value $152,827 and due 08/15/19)         $145,000          $145,000
                                                        ---------------
Total Securities Held Under Repurchase
   Agreement                                                   145,000
                                                        ---------------
Total Short-Term Investments
   (Cost $346,531,736)                                     346,492,892
                                                        ---------------
TOTAL INVESTMENTS - 99.54%
   (Cost $3,638,295,463)                                 3,558,902,478

OTHER ASSETS AND
LIABILITIES, NET - 0.46%                                    16,292,762
                                                        ---------------
NET ASSETS - 100.00%                                    $3,575,195,240
                                                        ===============
See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
GROWTH LT PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Forward foreign currency contracts outstanding at December 31, 2000, were summarized as follows:

                           Principal
  Contracts                   Amount                      Unrealized
  to Buy or                Covered by    Expiration     Appreciation
   to Sell    Currency      Contracts      Month        (Depreciation)
-----------------------------------------------------------------------
     Buy        ED         120,300,000     01/01           $3,426,838
     Sell                  152,100,000     01/01           (4,894,811)
     Buy                   169,200,000     03/01            8,524,988
     Sell                  169,200,000     03/01           (8,283,730)
     Buy                    18,100,000     04/01            1,519,982
     Sell                   77,500,000     04/01           (6,539,976)
     Sell                  136,400,000     05/01          (10,421,909)
     Buy        HD          27,000,000     03/01               (2,760)
     Sell                   27,000,000     03/01                  721
     Sell                   30,000,000     05/01               (1,649)
     Buy                   208,000,000     06/01               (3,460)
     Sell                  438,000,000     06/01              (31,802)
     Buy        JY       2,508,000,000     03/01           (1,157,642)
     Sell                2,508,000,000     03/01            2,260,479
     Buy                   430,000,000     04/01             (174,211)
     Sell                1,975,000,000     04/01            1,456,202
                                                       ----------------
                                                         ($14,322,740)
                                                       ================

Principal amount denoted in the indicated currency:
   ED - Euro Dollar
   HD - Hong Kong Dollar
   JY - Japanese Yen

(b) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                          $3,638,295,463
                                                       ================
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                             $552,256,078

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                             (631,649,063)
                                                       ----------------

Net unrealized depreciation                               ($79,392,985)
                                                       ================

See Notes to Financial Statements

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

COMMON STOCKS - 46.86%

Consumer Discretionary - 7.87%

EchoStar Communications Corp *                 23,910         $543,952
Entravision Communications Corp 'A' *         111,205        2,043,392
Hispanic Broadcasting Corp *                       40            1,020
Univision Communications Inc *                 30,885        1,264,355
                                                        ---------------
                                                             3,852,719
                                                        ---------------
Financial Services - 3.83%

American Express Co                             8,190          449,938
Citigroup Inc                                  18,150          926,784
Paychex Inc                                    10,225          497,191
                                                        ---------------
                                                             1,873,913
                                                        ---------------
Health Care - 3.00%

Alexion Pharmaceuticals Inc *                   7,355          477,615
Biovail Corp *                                 25,560          992,750
                                                        ---------------
                                                             1,470,365
                                                        ---------------
Other Energy - 3.36%

Burlington Resources Inc                       12,805          646,653
EOG Resources Inc                              18,235          997,227
                                                        ---------------
                                                             1,643,880
                                                        ---------------
Producer Durables - 3.39%

American Tower Corp 'A' *                      43,790        1,658,546
                                                        ---------------
Technology - 17.85%

Cisco Systems Inc *                            38,360        1,467,270
Macromedia Inc *                                5,380          326,835
Semtech Corp *                                109,585        2,417,719
Virata Corp *                                  44,485          483,774
Vitesse Semiconductor Corp *                   65,330        3,613,566
WJ Communications Inc *                        29,910          426,218
                                                        ---------------
                                                             8,735,382
                                                        ---------------
Utilities - 7.56%

IDT Corp *                                     26,755          545,133
NTL Inc *                                      59,940        1,434,814
Winstar Communications Inc *                  147,445        1,723,263
                                                        ---------------
                                                             3,703,210
                                                        ---------------

Total Common Stocks
   (Cost $28,499,526)                                       22,938,015
                                                        ---------------

FOREIGN COMMON STOCKS - 7.19%

Finland - 2.85%

Nokia Corp ADR Pref                            32,050       $1,394,175
                                                        ---------------
Israel - 1.73%

ECI Telecom Ltd                                60,770          849,830
                                                        ---------------
Mexico - 2.61%

Telefonos De Mexico ADR                        28,310        1,277,489
                                                        ---------------
Total Foreign Common Stocks
   (Cost $4,480,122)                                         3,521,494
                                                        ---------------

                                           Principal
                                            Amount             Value
                                            ------             -----
SHORT-TERM INVESTMENTS - 44.34%

U.S. GOVERNMENT AGENCY ISSUES - 44.22%

Federal Home Loan Mortgage Corp
   5.700% due 01/02/01                    $11,700,000       11,698,148
   6.180% due 02/01/01                     10,000,000        9,946,783
                                                        ---------------

Total U. S. Government Agency Issues                        21,644,931
                                                        ---------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.12%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase
   price of $58,034; collateralized by U.S.
   Treasury Bonds--market value
   $62,013 and due 05/15/30)                   58,000           58,000
                                                        ---------------
Total Securities Held Under Repurchase
   Agreement                                                    58,000
                                                        ---------------
Total Short-Term Investments
   (Cost $21,702,931)                                       21,702,931
                                                        ---------------
TOTAL INVESTMENTS - 98.39%
   (Cost $54,682,579)                                       48,162,440

OTHER ASSETS AND
LIABILITIES, NET - 1.61%                                       786,882
                                                        ---------------

NET ASSETS - 100.00%                                       $48,949,322
                                                        ===============


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
FOCUSED 30 PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                           $54,682,579
                                                      ===============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                             $1,131,723

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                             (7,651,862)
                                                      ---------------

Net unrealized depreciation                              ($6,520,139)
                                                      ===============
See Notes to Financial Statements

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

COMMON STOCKS - 93.15%

Autos & Transportation - 5.67%

Delphi Automotive Systems                     762,500       $8,578,125
Gentex Corp *                                 139,800        2,603,775
SPX Corp                                       57,300        6,199,144
Tidewater Inc                                 127,800        5,671,125
                                                         --------------
                                                            23,052,169
                                                         --------------
Consumer Discretionary - 9.54%

Blockbuster Inc 'A'                           427,200        3,577,800
Family Dollar Stores Inc                      164,200        3,520,037
Fox Entertainment Group Inc *                 387,400        6,924,775
Hasbro Inc                                    303,700        3,226,812
New York Times Co 'A'                          85,100        3,409,319
True North Communications                      41,900        1,780,750
USA Networks Inc *                            306,100        5,949,819
Valassis Communications Inc *                 168,600        5,321,437
Venator Group Inc *                           328,200        5,087,100
                                                         --------------
                                                            38,797,849
                                                         --------------
Consumer Staples - 4.92%

General Mills Inc                              84,100        3,747,706
Keebler Foods Co                               58,700        2,432,381
Quaker Oats Co                                 54,200        5,277,725
Whitman Corp                                  521,500        8,539,562
                                                         --------------
                                                            19,997,374
                                                         --------------
Financial Services - 15.10%

ACE Ltd                                       154,400        6,552,350
Allied Capital Corp                           126,500        2,640,687
Ambac Financial Group Inc                     106,650        6,219,028
Capital One Financial Corp                    113,000        7,436,812
Everest Re Group Ltd                           55,200        3,953,700
First Data Corp                                69,300        3,651,244
North Fork Bancorp                            372,400        9,147,075
SouthTrust Corp                               340,600       13,858,162
Stilwell Financial Inc                        200,700        7,915,106
                                                         --------------
                                                            61,374,164
                                                         --------------
Health Care - 5.63%

Biogen Inc *                                  129,600        7,784,100
Genzyme General Division *                     37,200        3,345,675
IMS Health Inc                                208,700        5,634,900
King Pharmaceuticals Inc *                    118,400        6,119,800
                                                         --------------
                                                            22,884,475
                                                         --------------
Integrated Oils - 3.36%

Coastal Corp                                   57,000        5,033,813
USX-Marathon Group                            310,100        8,605,275
                                                         --------------
                                                            13,639,088
                                                         --------------
Materials & Processing - 5.96%

Bowater Inc                                   105,400        5,941,925
Eastman Chemical Co                           141,800        6,912,750
PPG Industries Inc                            174,000        8,058,375
Sealed Air Corp *                             109,200        3,330,600
                                                         --------------
                                                            24,243,650
                                                         --------------
Other - 2.52%

Textron Inc                                   220,500       10,253,250
                                                         --------------
Other Energy - 4.80%

Baker Hughes Inc                              204,900        8,516,156
Cooper Cameron Corp *                          65,400        4,320,488
Devon Energy Corp                             109,800        6,694,506
                                                         --------------
                                                            19,531,150
                                                         --------------
Producer Durables - 5.17%

B.F. Goodrich Co                              228,200        8,300,775
Diebold Inc                                   242,600        8,096,775
Lexmark International Group Inc 'A' *         103,900        4,604,069
                                                         --------------
                                                            21,001,619
                                                         --------------
Technology - 20.36%

Acxiom Corp *                                 162,200        6,315,663
Black Box Corp *                               99,400        4,802,263
Ceridian Corp *                               422,600        8,425,588
Conexant Systems Inc *                        531,400        8,170,275
Gartner Group Inc *                           218,500        1,385,290
Gartner Group Inc 'A'                       1,032,900        7,127,010
Harris Corp                                   293,000        8,973,125
J.D. Edwards & Co *                           228,600        4,071,938
KEMET Corp *                                  271,900        4,112,488
Maxtor Corp *                               1,153,100        6,450,153
NCR Corp *                                     70,800        3,478,050
Raytheon Co 'B'                               104,000        3,230,500
Sabre Holdings Corp                           210,000        9,056,250
SCI Systems Inc *                              93,300        2,460,788
Titan Corp *                                  288,500        4,688,125
Veritas Software Corp *                             1               83
                                                         --------------
                                                            82,747,589
                                                         --------------
Utilities - 10.12%

Cablevision Systems Corp 'A' *                 32,400        2,751,975
Entergy Corp                                  191,300        8,094,381
GPU Inc                                        71,700        2,639,456
NiSource Inc                                  314,700        9,677,025
Southern Energy Inc *                         291,100        8,241,769
UtiliCorp United Inc                          314,100        9,737,100
                                                         --------------
                                                            41,141,706
                                                         --------------

Total Common Stocks
   (Cost $340,324,499)                                     378,664,083
                                                         --------------


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MID-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

FOREIGN COMMON STOCK - 1.34%

Canada - 1.34%

Celestica Inc *                               100,700       $5,462,975
                                                        ---------------
Total Foreign Common Stock
   (Cost $5,922,685)                                         5,462,975
                                                        ---------------
                                            Principal
                                             Amount           Value
                                             ------           -----
SHORT-TERM INVESTMENT - 7.39%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 7.39%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $30,081,537; collateralized by
   U.S. Treasury Bonds--market value
   $30,669,935 and due 11/15/24)          $30,064,000       30,064,000
                                                        ---------------
Total Securities Held Under Repurchase
   Agreement                                                30,064,000
                                                        ---------------
Total Short-Term Investment
   (Cost $30,064,000)                                       30,064,000
                                                        ---------------
TOTAL INVESTMENTS - 101.88%
   (Cost $376,311,184)                                     414,191,058

OTHER ASSETS AND
LIABILITIES, NET - (1.88%)                                  (7,662,568)
                                                        ---------------

NET ASSETS - 100.00%                                      $406,528,490
                                                        ===============

Notes to Schedule of Investments
--------------------------------

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                            $376,311,184
                                                        ===============
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                              $56,975,983

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                              (19,096,109)
                                                        ---------------

Net unrealized appreciation                                $37,879,874
                                                        ===============

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----


COMMON STOCKS - 98.15%

Autos & Transportation - 1.17%

AMR Corp *                                     31,500       $1,234,406
Cooper Tire & Rubber Corp                      14,400          153,000
CSX Corp                                       42,900        1,112,719
Dana Corp                                      30,928          473,585
Delphi Automotive Systems                     118,505        1,333,181
Delta Air Lines Inc                            29,400        1,475,512
Eaton Corp                                     17,100        1,285,706
FedEX Corp *                                   60,488        2,417,100
General Motors Corp                           125,344        6,384,710
Genuine Parts Co                               30,675          803,302
Goodyear Tire & Rubber                         37,500          862,125
Harley-Davidson Inc                            63,900        2,540,025
Navistar International Corp *                  12,060          315,821
Norfolk Southern Corp                          72,800          969,150
PACCAR Inc                                     16,066          791,250
Southwest Airlines                            102,487        3,436,389
TRW Inc                                        22,800          883,500
U.S. Airways Group Inc *                       15,300          620,606
Union Pacific Corp                             52,200        2,649,150
Visteon Corp *                                 28,118          323,357
                                                        ---------------
                                                            30,064,594
                                                        ---------------
Consumer Discretionary - 11.89%

Alberto-Culver Co 'B'                           6,700          286,844
Alcan Aluminium Ltd                            72,430        2,476,201
Allied Waste Industries Inc *                  35,900          522,794
America Online Inc *                          504,400       17,553,120
American Greetings Corp 'A'                    13,560          127,972
Autozone Inc *                                 28,200          803,700
Avon Products Inc                              52,700        2,523,012
Bed Bath & Beyond Inc *                        65,800        1,472,275
Best Buy Co Inc *                              43,000        1,271,187
Black & Decker Corp                            17,900          702,575
Carnival Corp 'A'                             124,000        3,820,750
Cendant Corp *                                145,028        1,395,894
Circuit City Stores Inc                        46,900          539,350
Clear Channel Communications Inc *            130,612        6,326,519
Comcast Corp 'A'                              188,870        7,885,322
Consolidated Stores *                          23,300          247,562
Convergys Corp *                               32,289        1,463,095
Costco Wholesale Corp *                       100,844        4,027,457
Darden Restaurants Inc                         26,000          594,750
Dillards Inc 'A'                               17,400          205,537
Dollar General Corp                            67,293        1,270,155
Eastman Kodak Co                               65,200        2,567,250
Federated Department Stores *                  45,000        1,575,000
Gannett Co                                     59,900        3,777,444
Gap Inc                                       179,050        4,565,775
Gillette Co                                   222,200        8,026,975
H & R Block Inc                                24,600        1,017,825
Harcourt General Inc                           12,642          723,122
Harrah's Entertainment Inc *                   25,750          679,156
Hasbro Inc                                     41,725          443,328
Hilton Hotels Corp                             64,900          681,450
Home Depot Inc                                504,350       23,042,491
International Flavors-Fragrances               17,100          347,344
J.C. Penney Co Inc                             54,900          597,037
Jostens Inc 'A' *                               3,912           50,856
Kimberly-Clark Corp                           112,861        7,978,144
Kmart Corp                                     99,500          528,594
Knight-Ridder Inc                              17,700        1,006,687
Kohls Corp *                                   71,000        4,331,000
Leggett & Platt Inc                            36,400          689,325
Limited Inc                                    93,096        1,588,450
Liz Claiborne Inc                              11,460          477,022
Loews Corp                                     21,300        2,205,881
Lowe's Cos Inc                                 80,500        3,582,250
Marriott International Inc 'A'                 47,100        1,989,975
Mattel Inc                                     89,550        1,293,102
May Department Stores Co                       70,000        2,292,500
Maytag Corp                                    16,500          533,156
McDonalds Corp                                292,000        9,928,000
McGraw Hill Inc                                40,900        2,397,762
Meredith Corp                                   8,900          286,469
New York Times Co 'A'                          35,800        1,434,237
Newell Rubbermaid Inc                          56,134        1,277,048
Nike Inc 'B'                                   57,500        3,209,219
Nordstrom Inc                                  26,720          485,970
Office Depot Inc *                             79,800          568,575
Omnicom Group Inc                              38,500        3,190,687
R.R. Donnelley & Sons                          25,700          693,900
RadioShack Corp                                41,344        1,770,040
Reebok International Ltd                       11,880          324,799
Robert Half International Inc *                36,900          977,850
Sears Roebuck & Co                             74,200        2,578,450
Snap-On Inc                                    11,150          310,806
Stanley Works                                  14,400          449,100
Staples Inc *                                 104,750        1,237,359
Starbucks Corp *                               43,700        1,933,725
Target Corp                                   198,900        6,414,525
The Interpublic Group of Cos Inc               62,700        2,668,669
The Walt Disney Co                            451,206       13,056,774
Tiffany & Co                                   29,200          923,450
Time Warner Inc                               286,440       14,963,626
TJX Cos Inc                                    68,200        1,892,550
Toys R Us Inc *                                46,000          767,625
Tribune Co                                     78,414        3,312,991
Tricon Global Restaurants *                    30,770        1,015,410
Tupperware Corp                                17,500          357,656
Tyco International Ltd                        377,841       20,970,175
VF Corp                                        22,800          826,272
Viacom Inc                                    328,290       15,347,557
Wal-Mart Stores Inc                           966,500       51,345,312
Waste Management Inc                          128,360        3,561,990
Wendy's International Inc                      23,900          627,375
Whirlpool Corp                                 15,400          734,387
Yahoo! Inc *                                  116,800        3,524,075
                                                        ---------------
                                                           307,471,625
                                                        ---------------


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares           Value
                                             ------           -----
Consumer Staples - 7.13%

Albertson's Inc                                89,178       $2,363,217
Anheuser-Busch Cos Inc                        198,000        9,009,000
Brown-Forman Corp 'B'                          12,161          808,706
Campbell Soup Co                               86,200        2,984,675
Clorox Co                                      49,400        1,753,700
Coca-Cola Co                                  539,900       32,900,156
Coca-Cola Enterprises Inc                      90,300        1,715,700
Colgate-Palmolive Co                          121,000        7,810,550
Conagra Inc                                   107,300        2,789,800
Coors (Adolph) Co                              10,690          858,541
CVS Corp                                       87,700        5,256,519
General Mills Inc                              67,000        2,985,687
H.J. Heinz Co                                  79,450        3,768,909
Hershey Foods Corp                             27,800        1,789,625
Kellogg Co                                     79,300        2,081,625
Kroger Co *                                   185,600        5,022,800
Longs Drug Stores Inc                           6,700          161,637
PepsiCo Inc                                   317,700       15,746,006
Philip Morris Cos Inc                         486,952       21,425,888
Procter & Gamble Co                           286,200       22,448,812
Quaker Oats Co                                 30,600        2,979,675
Ralston Purina Group                           64,600        1,687,675
Safeway Inc *                                 111,000        6,937,500
Sara Lee Corp                                 176,000        4,323,000
Supervalu Inc                                  21,600          299,700
Sysco Corp                                    139,000        4,170,000
Unilever NV                                   119,792        7,539,409
UST Inc                                        38,100        1,069,181
Walgreen Co                                   214,400        8,964,600
William Wrigley Jr. Co                         21,600        2,069,550
Winn-Dixie Stores Inc                          24,900          482,437
                                                         --------------
                                                           184,204,280
                                                         --------------
Financial Services - 18.25%

AFLAC Inc                                      54,800        3,955,875
Allstate Corp                                 163,878        7,138,935
Ambac Financial Group Inc                      21,600        1,259,550
American Express Co                           288,200       15,832,987
American General Corp                          55,465        4,520,397
American International Group Inc              505,194       49,793,185
Amsouth Bancorp                                82,650        1,260,412
Aon Corp                                       60,425        2,069,556
Automatic Data Processing Inc                 132,700        8,401,569
Bank of America Corp                          357,319       16,392,009
Bank of New York Co Inc                       155,400        8,576,137
Bank One Corp                                 257,154        9,418,265
BB&T Corp                                      80,419        3,000,634
Bear Stearns Cos Inc                           31,720        1,607,807
Capital One Financial Corp                     41,200        2,711,475
Charter One Financial Inc                      64,995        1,876,731
Chase Manhattan Corp                          289,220       13,141,434
Chubb Corp                                     37,600        3,252,400
CIGNA Corp                                     36,700        4,855,410
Cincinnati Financial Corp                      33,800        1,337,212
CIT Group Inc                                  47,405          954,026
Citigroup Inc                               1,085,619       55,434,420
Comerica Inc                                   32,950        1,956,406
Conseco Inc                                    83,913        1,106,603
Countrywide Credit Industries Inc              23,800        1,195,950
Deluxe Corp                                    16,500          416,955
Dow Jones & Co Inc                             18,700        1,058,887
Equifax Inc                                    27,100          777,431
Federal National Mortgage Association         220,600       19,137,050
FHLMC                                         153,500       10,572,312
Fifth Third Bancorp                           104,862        6,265,504
First Data Corp                                84,300        4,441,556
First Union Corp                              206,310        5,737,997
Firstar Corp                                  204,130        4,746,022
FleetBoston Financial Corp                    196,006        7,362,475
Ford Motor Credit Co                          419,044        9,821,344
Franklin Resources Inc                         54,100        2,061,210
Golden West Financial Corp                     34,500        2,328,750
Hartford Financial Services Group              46,000        3,248,750
Household International Inc                    99,592        5,477,560
Huntington Bancshares Inc                      43,923          711,004
J.P. Morgan & Co Inc                           35,230        5,830,565
Jefferson-Pilot Corp                           18,600        1,390,350
KeyCorp                                        91,500        2,562,000
Lehman Brothers Holdings Inc                   49,000        3,313,625
Lincoln National Corp                          40,300        1,906,694
Marsh & McLennan Cos Inc                       60,450        7,072,650
MBIA Inc                                       20,400        1,512,150
MBNA Corp                                     178,647        6,598,774
Mellon Financial Corp                         103,400        5,085,987
Merrill Lynch & Co Inc                        170,731       11,641,720
Metlife Inc                                   165,800        5,803,000
MGIC Investment Corp                           19,700        1,328,519
Moody's Corp                                   32,100          824,569
Morgan Stanley Dean Witter Co                 243,503       19,297,613
National City Corp                            121,300        3,487,375
Northern Trust Corp                            46,800        3,817,125
Old Kent Financial Corp                        24,570        1,074,937
Paychex Inc                                    84,200        4,094,225
PNC Bank Corp                                  61,100        4,464,119
Progressive Corp Ohio                          15,400        1,595,825
Providian Financial Corp                       60,000        3,450,000
Regions Financial Corp                         46,400        1,267,300
Ryder Systems Inc                              19,200          319,200
SAFECO Corp                                    26,840          882,365
Schwab (Charles) Corp                         293,600        8,330,900
SouthTrust Corp                                43,600        1,773,975
St. Paul Cos Inc                               48,898        2,655,773
Starwood Hotels & Resorts Worldwide            47,270        1,666,267
State Street Corp                              33,900        4,210,719
Stilwell Financial Inc                         50,200        1,979,762
Summit Bancorp                                 32,100        1,225,819
SunTrust Banks Inc                             66,300        4,176,900
Synovus Financial Corp                         52,050        1,402,097
T. Rowe Price Associates Inc                   33,200        1,403,219
Torchmark Corp                                 22,700          872,531
U.S. Bancorp                                  158,237        4,618,542
Union Planters Corp                            29,300        1,047,475
UNUMProvident Corp                             50,605        1,360,009
USA Education Inc                              35,800        2,434,400

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares           Value
                                             ------           -----

Wachovia Corp                                  39,400       $2,290,125
Washington Mutual Inc                         113,892        6,043,394
Wells Fargo & Co                              369,005       20,548,966
                                                         --------------
                                                           471,875,752
                                                         --------------
Health Care - 14.03%

Abbott Laboratories                           340,000       16,468,750
Aetna Inc *                                    29,639        1,217,051
Allergan Inc                                   28,900        2,797,881
ALZA Corp *                                    47,200        2,006,000
American Home Products Corp                   282,100       17,927,455
Amgen Inc *                                   222,500       14,226,094
Applera Corp - Applied Biosystems Group        44,700        4,204,594
Bausch & Lomb Inc                              11,500          465,031
Baxter International Inc                       64,100        5,660,831
Becton Dickinson & Co                          49,100        1,700,087
Biogen Inc *                                   32,900        1,976,056
Biomet Inc                                     41,310        1,639,491
Boston Scientific Corp *                       82,700        1,131,956
Bristol Myers Squibb Co                       425,500       31,460,406
C.R. Bard Inc                                   9,200          428,375
Cardinal Health Inc                            59,350        5,912,744
Chiron Corp                                    42,200        1,877,900
Forest Laboratories Inc *                      18,900        2,511,337
Guidant Corp                                   64,500        3,478,969
HCA - The Healthcare Co                       120,084        5,284,897
HEALTHSOUTH Corp *                             77,900        1,270,744
Humana Inc                                     38,600          588,650
IMS Health Inc                                 62,500        1,687,500
Johnson & Johnson                             303,400       31,875,962
King Pharmaceuticals Inc *                     34,050        1,759,959
Lilly (Eli) & Co                              244,400       22,744,475
Manor Care Inc *                               18,500          381,562
McKesson HBOC Inc                              58,039        2,083,020
MedImmune Inc *                                49,100        2,341,456
Medtronic Inc                                 263,300       15,896,738
Merck & Co Inc                                497,900       46,615,888
PerkinElmer Inc                                12,600        1,323,000
Pfizer Inc                                  1,362,775       62,687,650
Pharmacia Corp                                278,659       16,998,199
Quintiles Transnational Corp *                 31,000          649,063
Schering-Plough Corp                          317,100       17,995,425
St. Jude Medical Inc                           18,156        1,115,459
Stryker Corp                                   42,000        2,124,780
Tenet Healthcare Corp                          66,700        2,963,981
UnitedHealth Group Inc                         72,600        4,455,825
Watson Pharmaceuticals Inc *                   20,300        1,039,106
Wellpoint Health Networks Inc *                15,300        1,763,325
                                                         --------------
                                                           362,737,672
                                                         --------------
Integrated Oils - 5.15%

Amerada Hess Corp                              19,100        1,395,494
Chevron Corp                                  141,600       11,956,350
Coastal Corp                                   47,500        4,194,844
Conoco Inc 'B'                                131,403        3,802,474
Exxon Mobil Corp                              751,539       65,336,922
Kerr-McGee Corp                                19,798        1,325,229
Phillips Petroleum Co                          53,400        3,037,125
Royal Dutch Petroleum Guilder                 468,200       28,355,363
Texaco Inc                                    123,500        7,672,438
Transocean Sedco Forex Inc                     48,089        2,212,094
Unocal Corp                                    51,100        1,976,931
USX-Marathon Group                             65,600        1,820,400
                                                         --------------
                                                           133,085,664
                                                         --------------
Materials & Processing - 2.55%

Air Products & Chemicals Inc                   43,900        1,799,900
Alcoa Inc                                     193,172        6,471,262
Allegheny Technologies Inc                     15,902          252,444
Archer-Daniels-Midland Co                     119,476        1,792,140
Avery Dennison Corp                            21,100        1,157,863
Ball Corp                                       5,000          230,313
Barrick Gold Corp                              85,500        1,400,490
Bemis Inc                                      10,700          359,119
Boise Cascade Corp                             15,300          514,463
Burlington Northern Santa Fe                   91,610        2,593,708
Dow Chemical Co                               152,400        5,581,650
Du Pont E.I. De Nemours & Co                  230,982       11,159,318
Eastman Chemical Co                            19,125          932,344
Ecolab Inc                                     23,140          999,359
Engelhard Corp                                 22,612          460,720
Fluor Corp *                                   18,600          614,962
Freeport McMoRan Copper & Gold                 32,100          274,856
Georgia-Pacific Group                          46,476        1,446,566
Great Lakes Chemical Corp                      16,100          598,719
Hercules Inc                                   29,600          564,250
Homestake Mining Co                            54,800          229,475
International Paper Co                        117,327        4,788,408
Louisiana-Pacific Corp                         21,200          214,650
Masco Corp                                     94,400        2,424,900
Mead Corp                                      17,700          555,338
Newmont Mining Corp                            45,322          773,307
Nucor Corp                                     18,800          746,125
Pactiv Corp *                                  35,600          440,550
Phelps Dodge Corp                              16,550          923,697
Placer Dome Inc                                64,700          622,738
Potlatch Corp                                   5,700          191,306
PPG Industries Inc                             32,300        1,495,894
Praxair Inc                                    36,400        1,615,250
Rohm & Haas Co                                 45,798        1,663,040
Sealed Air Corp *                              19,960          608,780
Sherwin Williams Co                            30,200          794,638
Sigma Aldrich Corp                             20,200          794,113
Temple-Inland Inc                              10,100          541,613
Timken Co                                      12,800          193,600
Union Carbide Corp                             27,800        1,495,988
USX-U.S. Steel Group                           19,460          350,280
Vulcan Materials Co                            17,800          852,175
Westvaco Corp                                  15,200          443,650
Weyerhaeuser Co                                53,300        2,704,975
Williamette Industries Inc                     25,900        1,215,681
Worthington Industries Inc                     18,155          146,375
                                                         --------------
                                                            66,030,992
                                                         --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Other - 5.08%

Brunswick Corp                                 18,500         $304,094
Crane Co                                       12,750          362,578
FMC Corp *                                      8,000          573,500
Fortune Brands Inc                             29,500          885,000
General Electric Co                         2,139,900      102,581,456
Honeywell International Inc                   176,075        8,330,548
Illinois Tool Works Inc                        62,000        3,692,875
ITT Industries Inc                             16,800          651,000
Johnson Controls Inc                           16,500          858,000
Minnesota Mining & Manufacturing Co            85,800       10,338,900
National Service Industries                    11,100          285,131
Textron Inc                                    32,500        1,511,250
Thermo Electron Corp *                         33,400          993,650
                                                         --------------
                                                           131,367,982
                                                         --------------
Other Energy - 2.47%

AES Corp *                                    101,877        5,641,439
Anadarko Petroleum Corp                        48,988        3,482,067
Apache Corp                                    24,100        1,688,506
Ashland Inc                                    10,400          373,256
Baker Hughes Inc                               67,100        2,788,844
Burlington Resources Inc                       45,247        2,284,974
Calpine Corp *                                 63,200        2,847,950
Devon Energy Corp                              25,789        1,572,355
El Paso Energy Corp                            53,100        3,803,288
Enron Corp                                    163,400       13,582,625
EOG Resources Inc                              28,600        1,564,063
Halliburton Co                                103,000        3,733,750
Inco Ltd                                       35,600          596,656
McDermott International Inc                     9,600          103,200
Nabors Industries Inc *                        31,169        1,843,646
Occidental Petroleum Corp                      73,600        1,784,800
Rowan Cos Inc *                                19,800          534,600
Schlumberger Ltd                              127,100       10,160,056
Sunoco Inc                                     18,657          628,508
Tosco Corp                                     31,300        1,062,244
Williams Cos Inc                               93,000        3,714,188
                                                         --------------
                                                            63,791,015
                                                         --------------
Producer Durables - 2.84%

Agilent Technologies Inc *                     96,331        5,274,122
American Power Conversion Corp *               49,400          611,325
Andrew Corp *                                  19,225          418,144
Applied Materials Inc *                       171,400        6,545,338
B.F. Goodrich Co                               22,600          822,075
Boeing Co                                     194,861       12,860,826
Briggs & Stratton Corp                          8,000          355,000
Caterpillar Inc                                73,400        3,472,738
Centex Corp                                    10,200          383,138
Cooper Industries Inc                          18,600          854,438
Cummins Engine Co Inc                           5,800          220,038
Danaher Corp                                   29,800        2,037,575
Deere & Co                                     49,300        2,258,556
Dover Corp                                     42,700        1,732,019
Emerson Electric Co                            93,800        7,392,613
Ingersoll-Rand Co                              34,050        1,425,844
Kaufman & Broad Home Corp                      10,100          340,244
KLA-Tencor Corp *                              43,200        1,455,300
Lexmark International Group Inc 'A' *          27,200        1,205,300
Lockheed Martin Corp                           86,942        2,951,681
Millipore Corp                                 10,952          689,976
Molex Inc                                      39,200        1,391,600
Northrop Grumman Corp                          14,700        1,220,100
Novellus Systems Inc *                         31,500        1,132,031
Pall Corp                                      21,266          453,232
Parker Hannifin Corp                           21,775          960,822
Pitney Bowes Inc                               54,200        1,795,375
Power-One Inc *                                17,500          687,969
Pulte Corp                                      8,700          367,031
Tektronix Inc                                  23,500          791,656
Teradyne Inc *                                 40,200        1,497,450
Thomas & Betts Corp                            16,200          262,238
United Technologies Corp                      104,200        8,192,725
W.W. Grainger Inc                              19,800          722,700
Xerox Corp                                    142,200          657,675
                                                         --------------
                                                            73,438,894
                                                         --------------
Technology - 18.98%

Adaptec Inc *                                  26,600          272,650
ADC Telecommunications Inc *                  170,888        3,097,345
Adobe Systems Inc                              50,400        2,932,650
Advanced Micro Devices Inc *                   63,000          870,188
Altera Corp *                                  82,400        2,168,150
Analog Devices Inc *                           74,500        3,813,469
Apple Computer Inc                             76,000        1,130,500
Applied Micro Circuits Corp *                  62,000        4,652,906
Autodesk Inc                                   15,760          424,535
Avaya Inc *                                    58,962          608,046
BMC Software Inc *                             51,400          719,600
Broadcom Corp *                                50,476        4,265,222
BroadVision Inc *                              55,300          653,231
Cabletron Systems Inc *                        38,400          578,400
Ceridian Corp *                                28,000          558,250
Cisco Systems Inc *                         1,555,516       59,498,487
Citrix Systems Inc *                           41,600          936,000
Compaq Computer Corp                          362,742        5,459,267
Computer Associates International Inc         123,800        2,414,100
Computer Sciences Corp *                       35,200        2,116,400
Compuware Corp *                               78,900          493,125
Comverse Technology Inc *                      34,100        3,704,113
Conexant Systems Inc *                         53,100          816,413
Corning Inc                                   197,491       10,429,993
Dell Computer Corp *                          564,900        9,850,444
Electronic Data Systems Corp                  103,800        5,994,450
EMC Corp *                                    471,950       31,384,675
Exelon Corp                                    72,012        5,055,963
Gateway 2000 Inc *                             66,500        1,196,335
General Dynamics Corp                          39,340        3,068,520
Hewlett-Packard Co                            431,100       13,606,594
IBM Corp                                      378,881       32,204,885

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Intel Corp                                  1,453,120      $43,956,880
Intuit Inc *                                   41,700        1,644,544
JDS Uniphase Corp *                           208,095        8,674,960
Linear Technology Corp                         67,000        3,098,750
LSI Logic Corp *                               64,600        1,104,014
Lucent Technologies Inc                       716,151        9,668,039
Maxim Integrated Products Inc *                60,100        2,873,531
Mercury Interactive Corp *                     17,800        1,606,450
Micron Technology Inc                         119,400        4,238,700
Microsoft Corp *                            1,152,186       49,976,068
Motorola Inc                                  465,402        9,424,391
National Semiconductor Corp *                  42,800          861,350
NCR Corp *                                     20,000          982,500
Network Appliance Inc *                        68,809        4,419,903
Novell Inc *                                   79,300          413,847
Oracle Systems Corp *                       1,207,936       35,105,640
Palm Inc *                                    124,267        3,518,311
Parametric Technology Corp *                   66,200          889,563
PeopleSoft Inc *                               59,900        2,227,531
QLogic Corp *                                  17,400        1,339,800
QUALCOMM Inc *                                161,300       13,256,844
Raytheon Co 'B'                                67,500        2,096,719
Rockwell International Corp                    35,900        1,709,738
Sabre Holdings Corp                            31,002        1,336,961
Sanmina Corp *                                 32,002        2,452,153
Sapient Corp *                                 26,400          315,150
Scientific-Atlanta Inc                         33,500        1,090,844
Siebel Systems Inc *                           92,120        6,229,615
Solectron Corp *                              134,200        4,549,380
Sun Microsystems Inc *                        696,000       19,401,000
Symbol Technologies Inc                        35,500        1,278,000
Tellabs Inc *                                  88,700        5,011,550
Texas Instruments Inc                         374,070       17,721,566
Unisys Corp *                                  61,900          905,288
Veritas Software Corp *                        82,821        7,246,838
Vitesse Semiconductor Corp *                   34,100        1,886,156
Xilinx Inc *                                   67,600        3,118,050
                                                         --------------
                                                           490,605,530
                                                         --------------
Utilities - 8.61%

Allegheny Energy Inc                           25,100        1,209,506
Alltel Corp                                    66,700        4,164,581
Ameren Corp                                    22,900        1,060,556
American Electric Power Co Inc                 72,960        3,392,640
AT&T Corp                                     819,954       14,195,452
BellSouth Corp                                405,700       16,608,344
CenturyTel Inc                                 33,350        1,192,263
Cinergy Corp                                   41,713        1,465,169
CMS Energy Corp                                33,600        1,064,700
Consolidated Edison Inc                        40,600        1,563,100
Constellation Energy Group                     31,450        1,417,216
Dominion Resources Inc                         50,085        3,355,695
DTE Energy Co                                  30,000        1,168,125
Duke Energy Co                                 82,326        7,018,292
Dynergy Inc                                    68,000        3,812,250
Edison International                           69,900        1,092,188
Entergy Corp                                   48,400        2,047,925
FirstEnergy Corp                               39,500        1,246,719
FPL Group Inc                                  42,400        3,042,200
Global Crossing Ltd *                         197,270        2,823,427
GPU Inc                                        33,300        1,225,856
KeySpan Corp                                   30,022        1,272,182
Kinder Morgan Inc                              25,000        1,304,688
Nextel Communications Inc 'A' *               168,600        4,172,850
Niagara Mohawk Holdings Inc *                  28,600          477,263
Nicor Inc                                       9,500          410,281
NiSource Inc                                   51,573        1,585,870
Nortel Networks Corp                          668,714       21,440,643
ONEOK Inc                                       6,100          293,563
Peoples Energy Corp                             6,100          272,975
PG&E Corp                                      82,700        1,654,000
Pinnacle West Capital Corp                     24,200        1,152,525
PPL Corp                                       25,566        1,155,264
Progress Energy Inc                            48,400        2,380,675
Public Service Enterprise Group Inc            40,900        1,988,763
Qwest Communications Int'l Inc *              359,892       14,755,572
Reliant Energy Inc                             58,029        2,513,381
SBC Communications Inc                        731,157       34,912,747
Sempra Energy                                  37,358          868,574
Southern Co                                   151,400        5,034,050
Sprint FON Group                              185,900        3,776,094
Sprint PCS Group Series 1 *                   195,100        3,987,356
TXU Corp                                       62,410        2,765,543
Verizon Communications                        583,054       29,225,582
WorldCom Inc *                                628,547        8,799,658
Xcel Energy Inc                                71,679        2,083,171
                                                         --------------
                                                           222,449,474
                                                         --------------
Total Common Stocks
   (Cost $2,041,226,321)                                 2,537,123,474
                                                         --------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
EQUITY INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                    Principal
                                      Amount               Value
                                      ------               -----

SHORT-TERM INVESTMENT - 1.82%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.82%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $47,113,467; collateralized by U.S.
   Treasury Bonds--market value
   $48,031,631 and due 05/15/16)         $47,086,000       $47,086,000
                                                        ---------------

Total Securities Held Under Repurchase
   Agreement                                                47,086,000
                                                        ---------------

Total Short-Term Investment
   (Cost $47,086,000)                                       47,086,000
                                                        ---------------

TOTAL INVESTMENTS - 99.97%
   (Cost $2,088,312,321)                                 2,584,209,474

OTHER ASSETS AND
LIABILITIES, NET - 0.03%                                       855,175
                                                        ---------------

NET ASSETS - 100.00%                                    $2,585,064,649
                                                        ===============
Notes to Schedule of Investments
--------------------------------

(a) The amount of $4,900,000 in cash has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                   Number of                Unrealized
     Type                          Contracts              Depreciation
-----------------------------------------------------------------------
S&P 500 (03/01)                       122                    ($790,005)
                                                        ===============

(b) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                          $2,088,312,321
                                                        ===============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                             $706,362,807

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                             (210,465,654)
                                                        ---------------

Net unrealized appreciation                               $495,897,153
                                                        ===============

See Notes to Financial Statements

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

CONVERTIBLE PREFERRED STOCK - 0.00%

Financial Services - 0.00%

Corrections Corp *                                775           $5,619
                                                             ----------
Total Convertible Preferred Stock
   (Cost $13,950)                                                5,619
                                                             ----------

COMMON STOCK WARRANT - 0.00%

Health Care - 0.00%

Endo Pharmaceutical                             1,200              300
                                                             ----------

Total Common Stock Warrant
   (Cost $5,524)                                                   300
                                                             ----------

COMMON STOCKS - 93.48%

Autos & Transportation - 3.10%

A.O. Smith Corp                                 3,500           59,718
AAR Corp                                        5,500           69,436
Airborne Freight Corp                          10,400          101,400
AirTran Holdings Inc *                          9,200           66,700
Alaska Air Group Inc                            5,500          163,625
Alexander & Baldwin Inc                         7,900          207,375
America West Holdings Corp 'B' *                7,800           99,937
American Axle & Manufacturing *                 1,500           11,906
Arctic Cat Inc                                  3,000           34,875
Arkansas Best Corp *                            4,200           76,912
Arnold Industries Inc                           3,000           54,000
ArvinMeritor Inc                               14,625          166,359
Atlantic Coast Airlines *                       3,400          138,975
Atlas Air Inc *                                 3,450          112,556
Bandag Inc                                      1,800           73,012
BorgWarner Inc                                  5,200          208,000
CNF Inc                                        10,100          341,506
Coachmen Industries Inc                         2,200           23,100
Cooper Tire & Rubber Corp                      13,700          145,562
Delco Remy International Inc *                  6,500           56,062
Dura Automotive Systems Inc *                   3,700           19,425
EGL Inc *                                       6,350          152,003
Exide Corp                                      3,900           29,737
Federal Mogul Corp                             12,100           27,981
Fleetwood Enterprise                            7,800           81,900
Forward Air Corp *                              3,100          115,669
Fritz Cos Inc *                                 5,100           30,919
Frontier Airlines Inc *                         4,400          136,125
Hayes Lemmerz International Inc *               2,100           14,044
Heartland Express Inc *                         2,400           54,750
IMPCO Technologies Inc *                        1,400           16,800
J.B. Hunt Transport Services Inc *              3,600           60,525
Kirby Corp                                      4,000           84,000
Knight Transportation Inc *                     1,100           21,175
Landstar System Inc *                           1,500           83,156
Lear Corp *                                    13,400          332,487
M.S. Carriers Inc *                             1,400           45,850
Mesa Air Group Inc *                            3,700           25,900
Mesaba Holdings Inc *                           2,000           25,125
Midwest Express Holdings Inc *                  2,300           33,781
Modine Manufacturing Co                         3,700           76,775
Monaco Coach Corp *                             2,550           45,103
Offshore Logistics Inc *                        5,000          107,734
Oshkosh Truck Corp                              3,350          147,400
Overseas Shipholding Group                      4,800          110,100
Polaris Industries Inc                          4,200          166,950
Roadway Express Inc                             2,700           57,206
Sauer Inc                                       2,200           20,625
Skywest Inc                                    10,000          287,500
Stoneridge Inc *                                1,100            7,425
Superior Industries International Inc           3,100           97,844
Swift Transport *                               7,450          147,603
Tenneco Automotive                              4,100           12,300
Thor Industries Inc                             1,100           21,725
Tower Automotive Inc *                          9,300           83,700
USFreightways Corp                              5,700          171,445
Wabash National Corp                            3,600           31,050
Wabtec Corp                                     4,510           52,992
Werner Enterprise Inc                           5,700           96,900
Winnebago Industries Inc                        2,200           38,637
Wisconsin Central Transport *                  10,900          164,181
Yellow Corp                                     5,200          105,869
                                                             ----------
                                                             5,653,432
                                                             ----------

Consumer Discretionary - 15.33%

24/7 Media Inc *                                3,600            1,912
3DO Co *                                        6,300           16,537
4 Kids Entertainment Inc *                      2,300           20,555
99 Cents Only Stores *                          1,900           52,012
Aaron Rents Inc                                 2,900           40,781
Abercrombie & Fitch Co 'A' *                   18,800          376,000
ABM Industries                                  3,300          101,062
Ackerley Group Inc                              1,200           10,800
ACME Communications Inc *                       1,000            9,125
ACNielsen Corp *                               11,000          398,750
ACTV Inc *                                      5,500           23,374
Administaff Inc *                               3,400           92,480
Advanced Marketing Services Inc                   600           10,425
Advantage Learning System Inc *                 2,100           70,612
ADVO Inc *                                      3,800          168,625
AGENCY.COM Ltd *                                1,500            5,813
Alberto-Culver Co 'B'                           7,500          321,094
AMERCO *                                        1,000           19,625
American Classic Voyages Co *                   1,600           22,400
American Eagle Outfitters *                     4,600          194,350
American Greetings Corp 'A'                    13,300          125,519
American Telesource International *             7,500            2,812
Ames Department Stores Inc *                    7,500           10,781
Anchor Gaming *                                 3,200          124,800
AnnTaylor Stores Corp *                         5,500          137,156
APAC Customer Services Inc *                    2,900           10,694
Applebee's International Inc                    5,400          169,762

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Applica Inc *                                   4,500          $21,937
Argosy Gaming Co *                              5,100           97,856
Ask Jeeves Inc *                                3,600            8,775
Avis Group Holdings Inc *                       4,800          156,300
Aztar Corp *                                    8,400          108,675
Bacou Inc *                                       800           20,800
Bally Total Fitness Holdings *                  4,200          142,275
Banta Corp                                      4,200          106,764
Barnes & Noble Inc *                           10,300          272,950
Barnesandnoble.com Inc *                        4,600            6,037
Be Free Inc *                                   4,500            9,844
Beasley Broadcast Group Inc *                   2,600           21,612
bebe Stores Inc *                               1,200           25,650
Bell Howell and Co *                            3,000           49,500
Block Drug Co Inc                               1,530           80,612
Blyth Industries Inc                            6,000          144,750
Bob Evans Farms Inc                             6,300          134,269
Boca Resorts Inc *                              4,500           64,687
Borders Group Inc *                            14,000          163,625
Bowne & Co                                      6,900           72,881
Boyd Gaming Corp *                              3,700           12,719
Boyds Collection Ltd *                          9,700           90,331
Bright Horizons Family Solutions Inc *          2,900           75,762
Brightpoint Inc *                              11,400           39,900
Brown Shoe Co Inc                               3,000           39,000
BUCA Inc *                                      2,900           42,594
Buckle Inc *                                      700           12,294
Burlington Coat Factory                         2,900           54,919
Bush Industries                                 3,000           34,875
BUY.COM Inc *                                     700              459
Callaway Golf Co                               15,700          292,412
Career Education Corp *                         3,900          152,587
Casella Waste *                                 4,200           36,487
Cato Corp                                       3,700           50,875
CBRL Group Inc                                 12,400          225,525
CDI Corp *                                      1,800           26,325
CEC Entertainment Inc *                         4,750          162,094
Central Garden & Pet Co *                       1,500           10,312
Central Parking Corp                            1,600           32,000
Century Business Services *                    12,200           13,725
Championship Auto Racing *                      1,500           31,500
Charming Shoppes Inc                           15,800           94,800
Cheap Tickets Inc *                             2,200           21,450
Cheesecake Factory *                            5,600          214,900
Chicos Fas Inc *                                2,700           56,362
Children's Place *                              3,200           64,800
Choice Hotels International Inc *               8,500          116,344
Churchill Downs Inc                             1,700           50,681
Citadel Communications Corp *                   7,800           93,600
Claire's Stores Inc                             8,600          154,262
Coinstar Inc *                                  3,300           50,325
Coldwater Creek Inc *                           1,000           31,062
Columbia Sportswear Co *                        1,600           79,600
Concord Camera Corp *                           4,600           75,900
Consolidated Products Inc *                     2,960           20,350
Copart Inc                                      8,000          172,000
Corinthian Colleges Inc *                       2,200           83,462
Corporate Executive Board Co *                  4,200          167,016
Cost Plus Inc *                                 4,375          128,516
CoStar Group Inc *                              1,900           44,887
CPI Corp                                        1,400           28,000
Crown Media Holdings Inc 'A' *                  2,500           50,781
CSK Auto Corp *                                 3,100           12,012
CSS Industries Inc *                            2,100           44,625
Cumulus Media Inc 'A' *                         6,800           24,650
Dendrite International Inc *                    6,750          151,031
DiamondCluster International Inc *              4,500          137,250
Digital Impact Inc *                            1,800            4,219
DigitalThink Inc *                                500            8,531
Dillards Inc 'A'                               18,600          219,712
Direct Focus Inc *                              2,900           97,331
Dollar Thrifty Automotive Group Inc *           5,500          103,125
Dover Downs Entertainment                       3,900           43,631
Dress Barn Inc *                                2,500           72,500
Drugstore.com Inc *                             1,900            1,722
Edison Schools Inc *                            3,200          100,800
Education Management Corp                       4,500          160,875
Electronics Boutique Holdings *                   900           15,750
eMerge Interactive Inc 'A' *                      800            2,900
Encompass Services Corp *                       9,709           49,152
Ethan Allen Interiors Inc                       7,700          257,950
eToys Inc *                                    20,600            3,862
Expedia Inc 'A' *                                 500            4,781
Extended Stay America Inc *                    14,700          188,895
F.Y.I. Inc *                                    2,900          106,937
Factory 2-U Stores Inc *                        2,700           89,437
Fedders USA Inc                                 4,600           21,275
First Consulting Group Inc *                    1,900            9,025
Fisher Scientific International *               7,800          287,625
Footstar Inc *                                  4,100          202,950
Fossil Inc *                                    3,700           53,592
Fred's Inc                                      2,300           48,444
Frontline Capital Group Inc *                   4,400           58,506
Furniture Brands International Inc *           10,700          225,369
G&K Services Inc 'A'                            3,500           98,437
Gaiam Inc *                                     1,300           20,069
Gaylord Entertainment Co 'A'                    2,900           60,537
GC Cos Inc *                                      900            1,800
Genesco Inc *                                   5,000          122,187
GoTo.com Inc *                                  5,400           39,487
Grey Global Group Inc                             100           65,000
Group 1 Automotive Inc *                        1,800           16,875
GTECH Holdings Corp                             7,800          160,387
Guess? Inc *                                    1,200            6,375
Guitar Center Inc *                             5,200           59,150
Hall, Kinion & Associates Inc *                 2,100           42,262
HA-LO Industries Inc *                          8,250           18,562
Handleman Co Del                                4,400           33,000
Hanover Direct Inc *                           19,100            7,162
Harman International                            6,600          240,900
Haverty Furniture                               2,300           22,712
Heidrick & Struggles International Inc *        3,900          164,044
Herbalife International Inc 'A'                 1,900           14,487
Hollinger International Inc 'A'                 6,700          106,362
Hollywood Entertainment Corp *                  5,200            5,525
Hollywood.com Inc *                             1,800            6,975

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Hot Topic Inc *                                 4,000          $65,750
Hotel Reservation Network Inc 'A' *             1,300           36,887
HotJobs.com Ltd *                               3,600           41,175
Houghton Mifflin Co                             5,600          259,700
iBEAM Broadcasting Corp *                       1,200            1,275
IHOP Corp                                       3,200           69,400
IKON Office Solutions Inc                      24,600           61,500
Information Holdings Inc *                      1,400           32,812
InfoUSA Inc *                                   4,300           14,512
Insight Communications Co *                     8,300          195,050
Insight Enterprises Inc *                       7,025          126,011
Insurance Auto Auctions Inc *                   2,100           25,200
Interliant Inc *                                8,200           26,137
Interlogix Inc *                                3,095           58,418
Internet Pictures Corp *                       10,300            9,978
InterTAN Inc                                    4,500           52,312
Isle of Capri Casinos Inc *                     5,000           53,125
ITT Educational Services Inc *                  2,300           50,600
Jack In The Box Inc *                           8,200          241,387
Jakks Pacific Inc *                             4,500           41,062
John H Harland Co                               4,700           66,387
John Wiley and Sons Inc                         8,100          174,150
Jostens Inc 'A' *                               4,816           62,608
Journal Register Co *                           7,800          125,287
Jupiter Media Metrix Inc *                      3,667           34,149
Kellwood Co                                     5,700          120,412
Kelly Services Inc 'A'                          2,800           66,150
Kenneth Cole *                                  1,850           74,462
Key3media Group Inc *                           2,800           34,125
kforce.com Inc *                                7,769           23,793
Korn Ferry International *                      7,200          153,000
Krispy Kreme *                                    800           66,400
Labor Ready Inc *                               5,700           18,881
Landrys Seafood Restaurants Inc                 4,600           45,712
Lands' End Inc                                  3,000           75,360
Lawson Products Inc                             1,200           32,625
La-Z-Boy Chair Co                              10,600          166,950
Learning Tree International *                   2,400          118,800
Lee Enterprises                                 8,600          256,387
Libbey Inc                                      2,500           75,937
Liberty Livewire Corp *                           200            1,538
LifeMinders Inc *                               1,800            6,300
Lightbridge Inc *                               2,500           32,812
Linens 'n Things Inc *                          7,800          215,475
Lone Star Steakhouse & Saloon                   5,700           54,862
LookSmart Ltd *                                 8,400           20,475
Lubys Cafeterias Inc                            3,700           22,200
Mail.com Inc *                                  7,900            5,678
Mail-Well Inc *                                 6,600           28,462
Marcus Corp                                     3,000           41,625
Marketwatch.Com Inc *                             500            1,500
Martha Stewart Living Omnimedia 'A' *           2,300           46,144
Matthews International Corp 'A'                 2,200           69,437
Maximus Inc *                                   1,700           59,394
McClatchy Co                                    3,200          136,400
Media General Inc                               3,400          123,760
Mediaplex *                                     2,400            1,950
MemberWorks Inc *                               1,600           34,000
Mens Wearhouse Inc *                            6,586          179,468
Meredith Corp                                   7,800          251,062
META Group Inc *                                  700            4,550
Metromedia International Group Inc *           11,600           30,160
Michaels Stores Inc *                           6,800          180,200
Midas Inc                                       3,300           39,394
Midway Games Inc *                              4,400           31,240
Modem Media Poppe Tyson Inc *                   2,300            7,619
Modis Professional Services *                  15,400           63,525
Mohawk Industries Inc *                         7,200          197,100
MP3.com Inc *                                   5,200           18,687
Musicland Stores Corp *                         6,200           76,725
MyPoints.com *                                  3,700            4,394
National Presto Industries Inc                    900           27,619
Nautica Enterprises Inc *                       6,400           97,500
Navigant Consulting *                           4,100           15,631
NBC Internet Inc *                              7,800           27,300
NCO Group Inc 'A' *                             4,400          133,650
Neiman Marcus Group Inc *                       7,100          252,494
Neoforma.com Inc *                              3,700            3,006
Netcentives Inc *                               4,500           17,156
NetCreations Inc *                              1,200            8,213
NetRatings Inc *                                  400            5,875
NPC International Inc *                         1,900           20,544
Nu Skin Enterprises Inc *                       6,500           34,531
Oakley Inc *                                    5,200           70,200
O'Charley's Inc *                               2,300           40,969
OfficeMax Inc *                                18,200           52,325
On Assignment Inc *                             4,000          114,000
On Command Corp *                               1,400           12,250
Oneida Ltd                                      2,300           42,694
Onvia.com Inc *                                 2,200            1,856
O'Reilly Automotive Inc *                       7,700          205,975
Organic Inc *                                     300              244
Oshkosh B'Gosh Inc 'A'                          3,430           63,455
P.F. Chang's China Bistro Inc *                 1,900           59,731
Pacific Sunwear of California *                 6,850          175,531
Papa John's International Inc *                 4,400           97,900
ParkerVision Inc *                              1,800           65,925
Paxson Communications Corp *                    5,200           62,075
Payless Shoesource Inc *                        4,600          325,450
PC Connection Inc *                               750            7,781
Pegasus Solutions Inc *                         4,000           27,750
Penn National Gaming Inc *                        500            5,094
Pennzoil-Quaker State Co                       16,400          211,150
Penton Media Inc                                3,500           94,062
Pep Boys-Manny Moe & Jack                       7,300           26,462
PETsMART Inc *                                 23,600           67,850
Phillips-Van Heusen Corp                        3,500           45,500
Pier 1 Imports Inc                             20,600          212,437
Pinnacle Entertainment Inc                      3,900           52,650
Pittston Brinks Group                           9,851          195,789
Playboy Enterprises 'B' *                       3,400           33,787
Playtex Products Inc *                          3,900           37,537
Polaroid Corp                                  10,700           62,194
Polo Ralph Lauren Corp *                       10,500          234,281
Pre-Paid Legal Services Inc *                   3,300           84,150
Prime Hospitality *                             7,400           86,025

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Private Media Group Inc                         1,300          $10,034
ProBusiness Services Inc *                      3,500           92,969
Prodigy Communications Corp *                   3,440            5,160
Professional Detailing Inc *                    1,100          116,342
ProsoftTraining.com                             3,000           36,375
Pulitzer Inc                                    1,300           60,905
QRS Corp *                                      3,050           39,078
Quiksilver *                                    3,650           70,719
Quokka Sports Inc                               2,700            1,519
R.H. Donnelley Corp                             7,000          170,187
Rare Hospitality International Inc *            3,850           85,903
Rare Medium Group Inc *                         6,500           12,391
Reebok International Ltd                        9,300          254,262
Regent Communications Inc *                     4,000           23,750
Regis Corp Minn                                 7,700          111,650
Rent-A-Center Inc *                             3,700          127,650
Rent-Way Inc *                                  5,200           23,075
Revlon Inc *                                    1,400            6,944
Rollins Inc                                     2,800           56,175
Ruby Tuesday Inc                               10,900          166,225
Russ Berrie & Co                                1,700           35,912
Russell Corp                                    4,500           69,469
Ryan's Family Steak Houses Inc *                7,500           70,781
Saga Communications Inc *                       1,025           15,247
Salem Communications Corp                       3,700           55,269
Salton Inc *                                    2,250           46,547
Scholastic Corp *                               3,000          265,875
School Specialty Inc *                          4,200           84,262
SCP Pool Corp *                                 3,350          100,709
Service Corp International                     57,100           99,925
ShopKo Stores Inc                               4,900           24,500
Sinclair Broadcast Group 'A'                   10,000          100,312
Sirius Satellite Radio Inc *                    7,200          215,550
SITEL Corp *                                    7,500           21,562
Skechers U.S.A. Inc                             3,400           52,700
SmartServ Online Inc                            1,000            7,094
Snap-On Inc                                    12,000          334,500
Sodexho Marriott Services Inc                   5,500          121,687
Sonic Automotive Inc                            2,100           14,437
Sonic Corp *                                    6,000          139,875
Source Information Management Co *              3,300           12,375
Spanish Broadcasting System Inc *               7,250           36,250
Speedway Motorsports Inc *                      2,000           48,000
Spherion Corp *                                12,260          138,691
Spiegel Inc 'A'                                 4,100           17,681
Sportsline.com Inc *                            4,100           21,781
Springs Industries Inc                          2,400           77,850
Stamps.com Inc *                                7,100           19,747
Starmedia Network Inc *                         8,100           15,314
Startek Inc *                                   1,100           16,912
Station Casinos Inc *                           7,650          114,272
Stein Mart Inc *                                5,500           63,937
Steven Madden Ltd *                             2,900           22,112
Stewart Enterprises Inc 'A'                    21,200           40,412
Strayer Education Inc                           1,200           30,675
Stride Rite Corp                                7,100           49,700
Sturm Ruger & Cos Inc                           3,200           30,200
Sunbeam Corp                                   12,718            3,974
Sunglass Hut International *                    7,600           38,950
Switchboard Inc *                               1,600            4,750
Systemax Inc *                                  1,600            2,000
Take-Two Interactive Software Inc *             5,800           66,700
Tetra Tech Inc *                                7,475          238,266
The Management Network Group Inc *              1,600           19,000
The Yankee Candle Co *                          1,800           19,912
THQ Inc *                                       4,200          102,375
Timberland Co *                                 3,100          207,312
TiVo Inc *                                      3,400           18,275
Too Inc *                                       5,200           65,000
Topps Co Inc                                    9,900           90,956
Toro Co                                         2,300           84,381
Trans World Entertainment Corp *                6,200           55,412
Travelocity.com Inc *                           3,600           43,650
Trendwest Resorts Inc *                           600           16,200
Tuesday Morning Corp *                          1,400            7,437
Tupperware Corp                                12,200          249,337
Tweeter Home Entertainment *                    3,000           36,562
Ultimate Electronics Inc *                      2,000           43,875
United Auto Group Inc *                           900            6,019
United Natural Foods Inc *                      1,400           24,675
United Stationers Inc *                         6,800          163,200
United Television Inc                             700           81,200
Universal Electronics Inc *                     3,200           49,400
Vail Resorts Inc *                              2,500           58,594
Value City Department Stores Inc *              1,900            9,975
ValueVision International Inc 'A' *             7,300           92,162
Vans Inc *                                      3,500           59,281
Venator Group Inc *                            26,900          416,950
Vicinity Corp *                                   800            2,375
Volt Information Sciences Inc *                 1,000           20,750
Wackenhut Corp                                  3,000           40,500
Wallace Computer Services Inc                   8,600          146,200
Warnaco Group Inc 'A'                          10,600           17,887
Waste Connections Inc *                         4,400          145,475
Westpoint Stevens Inc                           6,600           49,434
Whitehall Jewellers Inc *                       2,250           15,891
Wilsons The Leather Experts *                   1,100           15,400
Wink Communications Inc *                       4,800           28,800
WMS Industries *                                5,200          104,650
Wolverine World Wide Inc                        7,200          109,800
Worldwide Xceed Group Inc *                     3,100              388
WWF Entertainment *                             1,600           25,600
Wyndham International Inc 'A' *                23,600           41,300
XM Satellite Radio Holdings *                   2,700           43,369
Young Broadcasting Inc 'A' *                    2,800           93,756
Zale Corp *                                     7,400          215,062
                                                           ------------
                                                            27,958,659
                                                           ------------
Consumer Staples - 2.56%

American Italian Pasta Co *                     4,500          120,656
Aurora Foods Inc *                              1,800            4,387
Casey's General Stores Inc                      9,700          144,894
Chiquita Brands International Inc               6,100            6,100
Church & Dwight Inc                             6,700          149,075
Coca-Cola Bottling Co                             300           11,362
Constellation Brands Inc *                      3,200          188,000

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Dean Foods Co                                   7,400         $227,087
Del Monte Foods Co *                            8,300           60,175
Dial Corp                                      15,100          166,100
Dole Food Co Inc                                7,600          124,450
Dreyer's Grand Ice Cream Inc                    3,900          125,775
Duane Reed Inc *                                4,100          125,306
Earthgrains Co                                  7,500          138,750
Farmer Brothers Co                                100           20,750
Fleming Cos Inc                                 8,800          103,950
Great Atlantic & Pacific                        4,600           32,200
Ingles Markets Inc                              4,000           40,250
International Multifoods Corp                   2,800           56,875
Interstate Bakeries Corp                        7,900          111,094
Lance Inc                                       5,700           72,141
Longs Drug Stores Inc                           4,900          118,212
Michael Foods Inc                               2,900           87,362
NBTY Inc *                                     12,700           60,325
Performance Food Group *                        2,900          148,670
Pilgrims Pride Corp 'B'                         1,000            7,812
Ralcorp Holdings Inc *                          6,800          111,350
Rica Foods Inc                                    800            4,300
Riviana Foods Inc                               2,600           51,025
Robert Mondavi Corp 'A' *                       2,000          108,250
Ruddick Corp                                    5,000           57,187
Schweitzer Mauduit International                2,400           45,960
Seaboard Corp                                     100           15,600
Sensient Technologies Corp                      9,500          216,125
Smart & Final Inc                               4,600           39,100
Smithfield Foods Inc *                         11,100          337,440
Suiza Foods Corp *                              5,700          273,600
The Hain Celestial Group Inc *                  6,600          214,500
The J.M. Smucker Co                             4,100          114,595
Triarc Co Inc *                                 2,650           64,262
Twinlab Corp *                                  2,900            4,894
Universal Corp VA                               4,900          171,500
Vector Group Ltd *                              1,680           26,565
Whitman Corp                                      277            4,541
Whole Foods Market Inc *                        5,400          330,075
Wild Oats Markets Inc                           4,800           20,400
                                                           ------------
                                                             4,663,027
                                                           ------------
Financial Services - 20.45%

1st Source Corp                                 1,355           24,729
Acacia Research Corp *                          2,600           46,312
Advanta Corp 'A'                                4,600           40,537
Advent Software Inc *                           5,200          208,325
Affiliated Managers Group *                     4,300          235,962
Alabama National Bancorp                        2,600           58,825
Alexander's Inc *                                 500           33,844
Alexandria Real Estate Equities                 2,100           78,094
Alfa Corp                                       6,700          123,112
Alleghany Corp *                                  812          166,866
Allied Capital Corp                            16,600          346,525
AMCORE Financial Inc                            6,300          130,331
American Capital Strategies Ltd                 5,400          136,012
American Financial Holdings Inc                 6,600          136,125
American Industrial Properties                  2,200           26,950
American International Group Inc                    7              670
American National Insurance                     1,800          131,400
AmeriCredit Corp *                             15,900          433,275
AMLI Residential Properties                     2,200           54,312
Ampal-American Israel Corp *                    2,500           15,156
Anchor Bancorp Wisconsin Inc                    4,200           67,200
Andover Bancorp Inc                             1,100           37,881
Arden Realty Inc                               12,300          309,037
Area Bancshares                                 1,650           27,225
Argonaut Group Inc                              2,900           60,900
Astoria Financial Corp                          9,200          499,675
Baldwin & Lyons                                 3,200           74,400
BancFirst Corp                                  1,400           55,562
BancorpSouth Inc                               16,412          200,021
Bank of Granite Corp                            2,700           62,775
Bank United Corp                                6,600          450,037
BankAtlantic Bancorp                            9,400           35,250
BARRA Inc *                                     3,600          169,650
Bay View Capital Corp                           4,660           29,125
Bedford Property Investors                      2,600           52,650
Billing Concepts Corp *                         9,200           18,400
Blackrock Inc *                                 3,400          142,800
BOK Financial Corp *                            1,200           25,500
Boykin Lodging Co                               2,000           17,000
Brandywine Realty Trust                         7,400          153,087
BRE Properties Inc                              9,300          294,694
Brookline Bancorp Inc                           2,100           24,150
Brown & Brown Inc                               3,800          133,000
BSB Bancorp Inc                                   900           11,855
Burnham Pacific Properties Inc                  9,500           43,937
Cabot Industrial Trust                          7,100          136,231
Camden Property Trust                           7,900          264,650
Capital Automotive REIT                         4,400           60,775
Capital City Bank                               1,800           44,662
Capital Federal Financial                       7,800          130,650
Capstead Mortgage Corp                          1,900           20,662
Cash America International Inc                  3,400           14,875
Cathay Bancorp Inc                              1,500           88,500
CBL & Associates Properties                     5,600          141,750
CCC Information Services Inc                    3,700           23,125
CenterPoint Properties Trust                    3,800          179,550
Century South Banks Inc                         1,600           53,900
Charter Municipal Mtg Accptc Co                 3,400           45,696
Chateau Communities Inc                         3,600          109,575
Chelsea GCA Realty Inc                          3,600          132,750
Chemical Financial Corp                         1,970           46,049
Chittenden Corp                                 4,642          140,711
Citizens Banking Corp Michigan                  9,884          287,254
City Bank                                       2,100           44,887
CNA Surety Corp                                 1,900           27,075
Colonial Bancgroup Inc                         17,500          188,125
Colonial Properties                             3,500           91,219
Commerce Bancorp Inc NJ                         6,449          440,950
Commerce Group Inc                              4,200          114,156
Commercial Federal Corp                        11,800          229,362
Commerical Net Lease Realty                     4,300           43,806
Community First Bankshares Inc                 10,700          201,962
CompuCredit Corp *                              2,800           50,750
Cornerstone Realty Income Trust                 6,400           67,600

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Corrections Corp of America *                  15,100           $5,191
Corus Bankshares Inc                            1,400           69,278
Cousins Properties Inc                          8,350          233,278
CPB Inc                                         2,300           64,112
Crawford & Co 'B'                               5,800           67,425
Credit Acceptance Corp *                        2,800           16,800
Creditrust Corp *                               1,900              579
Cullen/Frost Bankers Inc                       10,600          443,212
CVB Financial Corp                              2,675           45,475
CyberSource Corp *                              4,400           10,450
Dain Rauscher Corp                              2,500          236,719
Data Broadcasting Corp *                       10,600           37,100
Delphi Financial Group *                        2,440           93,940
Developers Diversified Realty                  12,000          159,750
Digital Courier Technologies Inc *              3,800            1,454
Digital Insight Corp *                          4,500           81,281
Dime Community Bancshares                       1,700           42,925
DLJdirect Inc *                                 2,500            9,375
Doral Financial Corp                            5,600          135,450
Downey Financial Corp                           4,100          225,500
E.W. Blanch Holdings Inc                        3,200           55,800
East West Bancorp Inc                           5,400          134,662
EastGroup Properties Inc                        2,500           55,937
Eaton Vance Corp                               11,500          370,875
Electro Rent Corp *                             1,400           19,775
Enhance Financial Service Group Inc             5,500           84,906
Entertainment Properties Trust                  2,500           27,500
Equity Inns Inc                                 4,500           27,844
Essex Property Trust Inc                        3,900          213,525
F&M Bancorp                                     3,100           63,937
F&M National Corp                               4,239          110,744
FactSet Research Systems Inc                    3,600          133,452
Fair Issac & Co Inc                             1,800           91,800
Farmers Capital Bank Corp                       1,600           44,200
FBL Financial Group Inc 'A'                     1,728           30,132
Federal Realty Investment Trust                 6,800          129,200
Felcor Lodging Trust Inc                        9,900          236,981
Fidelity National Financial Inc                11,089          409,600
Financial Federal Corp *                        1,400           33,425
Finova Group Inc                               13,600           12,750
First American Financial Corp                  11,300          371,487
First Bancorp Puerto Rico                       3,300           77,962
First Busey Corp                                2,800           55,825
First Charter Corp                              4,900           72,887
First Citizens BancShares Inc 'A'               1,000           80,750
First Commonwealth Financial Corp               9,544           95,440
First Federal Capital Corp                      1,600           23,200
First Financial Bancorp                         5,850           99,450
First Financial Bankshares Inc                  1,400           44,012
First Financial Corp                            1,900           60,681
First Financial Holdings Inc                    4,000           78,750
First Indiana Corp                              1,100           25,850
First Industrial Realty Trust                   8,100          275,400
First Merchants Corp                            3,120           70,785
First Midwest Bancorp                           8,600          247,250
First Niagara Financial                         2,000           21,625
First Sentinel Bancorp Inc                      5,900           67,850
First Washington Realty Trust                   1,300           33,556
FirstFed Financial Corp *                       2,700           87,244
FNB Corp                                        3,486           73,206
Franchise Finance Corp of America              11,600          270,425
Fremont General Corp                            9,600           27,000
Friedman Billings *                             3,900           25,594
Frontier Financial Corp                         2,500           62,656
Fulton Financial Corp                          14,400          332,100
Gabelli Asset Management Inc *                    600           19,912
Gables Residential Trust                        5,300          148,400
Gallagher (Arthur J) & Co                       7,700          489,912
GBC Bancorp                                     2,595           99,583
Glenborough Realty Trust Inc                    5,800          100,775
Glimcher Realty Trust                           5,000           62,500
GlobalNetFinancial.com Inc *                    3,100            4,650
Gold Banc Corp                                  2,900           13,594
Great American Financial Resources Inc          1,200           22,950
Great Lakes REIT Inc                            2,500           43,437
Greater Bay Bancorp                             8,300          340,300
Hancock Holding Co                              1,300           49,725
Harbor Florida Bancshares Inc                   3,200           47,800
Harleysville Group Inc                          1,900           55,575
Harleysville National Corp                      2,331           80,857
HCC Insurance Holdings Inc                      8,000          215,500
Health Care Property Investors Inc              9,914          296,181
Health Care REIT Inc                            4,700           76,375
Healthcare Realty Trust Inc                     7,800          165,750
Highwoods Properties Inc                       12,200          303,475
Hilb, Rogal & Hamilton Co                       3,000          119,625
Home Properties of NY Inc                       4,800          134,100
Horace Mann Educators                           7,200          153,900
Hospitality Properties Trust                   10,600          239,825
HRPT Properties Trust                          28,400          214,775
Hudson United Bancorp *                        11,046          231,276
Hypercom Corp *                                 1,700            5,312
Imperial Bancorp *                              7,858          206,272
Independence Community Bank                    12,100          192,844
Independent Bank Corp                           3,700           46,250
IndyMac Bankcorp Inc                           13,600          401,200
Innkeepers USA Trust                            5,700           63,056
Integra Bank Corp                               2,600           66,462
International Bancshares Corp                   2,550           87,019
Interpool Inc                                   2,000           34,125
Investment Technology Group                     5,200          217,100
Investors Financial Services Corp               6,000          516,000
IRT Property Co                                 5,000           40,625
Irwin Financial Corp                            1,000           21,187
JDN Realty Corp                                 5,600           59,150
Jefferies Group Inc                             4,100          128,125
John Nuveen Co 'A'                              1,100           63,250
JP Realty Inc                                   1,400           22,050
Kansas City Life Insurance Co                     800           28,300
Kilroy Realty Corp                              5,800          165,662
Koger Equity Inc                                4,200           65,362
Kronos Inc *                                    2,750           85,078
LaBranche & Co Inc *                            7,000          213,937
LandAmerica Financial Group Inc                 1,600           64,700
Lasalle Hotel Properties                        1,800           27,337
Leucadia National Corp                          7,900          279,956

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Lexington Corp Properties                       5,100          $60,244
Liberty Corp                                    2,700          109,856
Liberty Financial Cos                           2,300          102,494
M&T Bank Corp                                       1               68
Macerich Co                                     7,000          134,312
MAF Bancorp Inc                                 3,900          110,906
Manufactured Home Communities Inc               4,300          124,700
Markel Corp *                                   1,200          217,200
McGrath RentCorp                                1,200           23,250
Medallion Financial Corp                        1,200           17,550
Medical Assurance *                             3,050           50,897
MEDITrust Corp                                 23,300           59,706
Merchants New York Bancorp                      2,900           72,681
Mercury General Corp                            5,600          260,050
MeriStar Hospitality Corp                       7,800          153,562
Metris Cos Inc                                 12,400          326,275
Mid-America Apartment Communities               2,700           60,919
Mid-America Bancorp *                             927           21,089
Midland Co                                      1,600           44,400
Mid-State Bancshares                            1,600           56,800
Mills Corp                                      4,100           67,906
Mississippi Valley Bancshares                   2,000           58,750
Morgan Keegan Inc                               3,500           92,750
Multex.com Inc *                                3,000           39,750
National Data Corp                              6,900          252,712
National Golf Properties Inc                    1,600           32,900
National Health Investors Inc                   7,200           53,100
National Penn Bancshares Inc *                  2,867           57,867
National Processing Inc *                         400            6,800
National Western Life Insurance 'A' *             700           72,144
NationsRent Inc *                               2,700            4,219
Nationwide Health Properties Inc                7,900          101,712
NBT Bancorp Inc                                 3,395           49,652
Net.B@nk Inc *                                  4,800           31,500
New Plan Excel Realty Trust                    18,300          240,187
New York Community Bancorp Inc                  3,900          143,325
NextCard Inc *                                  7,300           58,400
Northwest Bancorp Inc                           2,400           21,750
OceanFirst Financial Corp                       1,800           44,325
Ocwen Financial Corp *                          5,000           31,875
Ohio Casualty                                  13,800          138,000
Omega Financial Corp                            2,400           64,800
Oriental Financial Group                        1,900           25,294
Pacific Capital Bancorp                         4,500          126,562
Pacific Gulf Properties Inc                     4,300           26,337
Pacific Northwest Bancorp                       2,300           31,769
Pan Pacific Retail Properties                   4,600          102,637
Park National Corp                              1,650          147,984
Parkway Properties                              1,300           38,594
Pennsylvania REIT                               1,500           28,687
People's Bank Bridgeport                        4,600          119,025
PFF Bancorp Inc                                 1,900           39,662
Philadelphia Consolidated Holding Corp *        2,400           74,100
Phoenix Investment Partners                     9,900          155,306
PICO Holdings Inc *                             1,700           21,144
PMA Capital Corp 'A'                            2,200           37,950
Premier National Bancorp Inc                    3,910           81,377
Prentiss Properties Trust                       7,700          207,419
Presidential Life Corp                          3,400           50,787
Prime Group Realty Trust                        1,600           23,000
Profit Recovery Group *                         9,250           58,969
Promistar Financial Corp                        2,745           47,737
Provident Bankshares Corp                       5,191          108,362
Provident Financial Group                       4,900          183,750
PS Business Parks Inc                           3,900          108,420
R&G Financial Corp 'B'                          1,700           24,225
Raymond James Financial Inc                     7,700          268,537
Realty Income Corp                              4,500          111,937
Reckson Associates Realty Corp                 11,500          288,219
Regency Realty Corp                             5,300          125,544
Reliance Group Holdings Inc                    62,100              373
Republic Bancorp Inc                            9,142           98,848
Republic Security Financial Corp                7,600           54,862
RFS Hotel Investors Inc                         4,000           52,250
Richmond County Financial Corp                  6,400          167,200
Riggs National Corp Washington                  4,000           55,750
RLI Corp                                        1,100           49,156
Rollins Truck Leasing Corp                      7,500           60,000
Roslyn Bancorp Inc                             13,300          363,256
Ryder Systems Inc                              12,700          211,137
S&T Bancorp Inc                                 4,400           95,150
Sandy Spring Bancorp Inc                        2,800           63,700
Santander BanCorp                               1,390           26,757
Saul Centers Inc                                3,300           61,462
SCPIE Holdings Inc                              2,700           63,787
Seacoast Financial Services Corp                4,200           50,400
Security Capital Group Inc 'B' *                5,500          110,344
Selective Insurance Group                       4,300          104,275
Senior Housing Properties Trust                 2,100           19,556
Shurgard Storage Centers 'A'                    5,100          124,631
Silicon Valley Bancshares Delaware *            8,800          304,150
Sky Financial Group Inc                        16,528          276,844
SL Green Realty Corp                            4,900          137,200
Smith Charles E Residential Realty              4,000          188,000
Sotheby's Holdings Inc 'A'                      7,400          171,587
Southwest Bancorp of Texas *                    6,100          261,919
Southwest Securities Group Inc                  2,937           75,995
Sovran Self Storage Inc                         1,800           35,775
Stancorp Financial Group                        6,200          296,050
State Auto Financial Corp                       2,000           35,750
Staten Island Bancorp Inc                       6,200          132,525
Sterling Bancshares Inc                         4,100           80,975
Stewart Information Services Corp               3,500           77,656
Storage USA Inc                                 4,700          149,225
Student Loan Corp                                 600           32,662
Summit Properties Inc                           5,600          145,600
Sun Communities Inc                             4,000          134,000
Susquehanna Bancshares Inc                      6,500          107,250
Tanger Factory Outlet Center                    1,900           43,344
Taubman Centers Inc                             8,400           91,875
Texas Regional Bancshares                       2,530           82,225
The InterCept Group Inc *                       1,100           29,356
The South Financial Group Inc                   6,887           91,253
The Trust Co of New Jersey                      1,800           22,612
Town & Country Trust                            2,400           46,350
Triad Guaranty Inc *                            2,100           69,562

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

TrustCo Bank Corp NY                           10,590         $129,066
Trustmark Corp                                 11,600          243,600
Tucker Anthony Sutro                            3,900           95,794
UCBH Holdings Inc                               1,400           65,275
UICI *                                          6,200           36,812
UMB Financial Corp                              2,630           98,296
United Bankshares Inc                           5,900          125,375
United Community Financial                      5,400           37,462
United Dominion Realty Trust                   21,700          234,631
United National Bancorp NJ                      2,668           51,192
United Rentals Inc *                            5,500           73,906
USB Holding Co Inc                              3,395           42,650
Value Line Inc                                    300           10,369
Ventas Inc                                      9,900           55,687
W Holding Co Inc                                4,500           52,312
W.R. Berkley Corp                               4,100          193,469
Washington Federal Inc                         10,900          309,969
Washington REIT                                 6,200          146,475
Waypoint Financial *                               96            1,056
Webster Financial Corp                         10,400          294,450
Weingarten Realty Investments                   5,200          227,500
WesBanco Inc                                    2,900           68,150
Westamerica Bancorp                             7,600          326,800
Westcorp Inc                                    1,400           21,000
Westfield America Inc                           4,400           63,525
WFS Financial Inc *                             1,500           27,750
Whitney Holding                                 4,000          145,250
Wit Soundview Group Inc *                      17,800           63,969
XTRA Corp                                       2,000           96,000
Zenith National Insurance Corp                  1,200           35,250
                                                           ------------
                                                            37,283,256
                                                           ------------
Health Care - 14.04%

Abiomed Inc *                                   3,200           77,600
Accredo Health Inc *                            2,600          130,487
ACLARA BioSciences Inc *                        1,600           17,400
Advance Paradigm Inc *                          4,800          218,400
Advanced Tissue Sciences Inc *                 11,100           33,647
Albany Molecular Research Inc *                 3,600          221,850
Alexion Pharmaceuticals Inc *                   2,900          188,319
Alliance Pharmaceuticals Corp *                 9,800           84,525
Allscripts Inc *                                3,200           29,900
Alpharm Inc                                     5,300          232,537
AmeriPath Inc *                                 5,300          132,500
AmeriSource Health Corp 'A' *                  10,500          530,250
Amylin Pharmaceuticals Inc *                    9,700           76,387
Aphton Corp *                                   2,200           39,600
Apria Healthcare Group Inc *                    7,100          211,225
Aradigm Corp *                                  4,200           61,425
Ariad Pharmaceuticals Inc *                     5,300           25,175
Arrow International Inc                         1,900           71,577
ArthroCare Corp *                               4,000           78,000
Aspect Medical Systems Inc *                    1,300           11,212
ATS Medical Inc *                               5,100           72,356
Aurora Biosciences Corp *                       3,800          119,462
Avant Immunotherapeutics Inc *                 10,300           70,812
Avigen Inc *                                    2,800           58,100
Aviron *                                        3,700          247,206
Barr Laboratories Inc *                         4,250          309,984
Bergen Brunswig 'A'                            27,100          428,993
Beverly Enterprises Inc *                      18,000          147,375
Bindley Western Industries                      5,366          223,024
BioCryst Pharmaceuticals Inc *                  1,900           12,587
BioMarin Pharmaceutical Inc *                   2,500           24,219
Biopure Corp *                                  2,800           56,000
Bio-Rad Labs 'A' *                              1,100           34,980
Biosite Diagnostics Inc *                       2,500          101,094
Bio-Technology General Corp *                  11,600           81,925
Bone Care International Inc *                     600           10,387
CardioDynamics International Corp *             5,800           19,937
Caremark Rx Inc *                              46,000          623,875
Cell Genesys Inc *                              6,100          139,156
Cell Pathways Inc *                             3,700           17,575
Cell Therapeutics Inc *                         5,700          256,856
Celsion Corp *                                  5,700            5,700
Cerner Corp *                                   5,200          240,500
Cerus Corp *                                    2,000          150,500
ChromaVision Medical Systems Inc *              1,800            4,725
Closure Medical Corp *                          1,000           36,000
Collateral Therapeutics Inc *                   1,000           17,687
Columbia Laboratories Inc *                     3,800           16,387
CONMED Corp *                                   3,800           65,075
Connetics Corp *                                6,300           28,744
Cooper Cos Inc                                  3,200          127,600
Corixa Corp *                                   7,511          209,372
CorVel Corp *                                     600           20,775
Covance Inc *                                   9,800          105,350
Coventry Health Care Inc *                     11,600          309,575
CryoLife Inc *                                  2,550           77,137
Cubist Pharmaceuticals Inc *                    5,100          147,900
CuraGen Corp *                                  5,300          144,756
CV Therapeutics Inc *                           3,300          233,475
Cyber-Care Inc *                                8,300           17,637
Cyberonics *                                    3,900           90,675
Cygnus Inc *                                    5,300           25,837
Cytogen Corp *                                 12,800           30,000
Datascope Corp                                  2,200           75,350
DaVita Inc *                                   13,500          231,187
Diagnostic Products Corp                        1,900          103,787
Diametrics Medical Inc *                        3,100           18,406
Digene Corp *                                   2,000           89,375
Diversa Corp *                                  1,100           19,731
DUSA Pharmaceuticals Inc *                      2,600           43,712
DVI Inc *                                       1,500           25,594
eBenX Inc *                                     1,500           10,125
Eclipsys Corp *                                 7,200          176,400
Edwards Lifesciences Corp *                    11,100          197,025
Emisphere Technologies Inc *                    3,100           77,500
ENDOcare Inc *                                  2,200           28,050
EntreMed Inc *                                  2,900           50,025
Enzo Biochem Inc *                              4,300          106,962
Enzon Inc *                                     8,300          515,119
Exelixis Inc *                                  1,400           20,475
Gene Logic Inc *                                4,500           82,687
Genome Therapeutics Corp *                      3,800           26,481
Genomic Solutions Inc *                         1,000            7,625

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Genta Inc *                                     4,500          $36,000
Gentiva Health Services Inc *                   4,600           61,525
Genzyme Biosurgery *                            1,404           12,196
Genzyme General Division *                      1,296          116,559
Genzyme Transgenics Corp *                      4,000           57,250
Geron Corp *                                    4,500           69,469
Gliatech Inc *                                  3,200           13,000
Guilford Pharmaceuticals Inc *                  5,000           90,000
Haemonetics Corp *                              4,400          135,850
Health Net Inc *                               20,200          528,987
Henry Schein Inc *                              5,200          180,050
Hooper Holmes Inc                              11,800          130,508
Humana Inc                                     30,600          466,650
Hyseq Inc *                                     1,900           27,312
IDEXX Laboratories Inc *                        7,400          162,800
IGEN International Inc *                        2,600           32,012
ILEX Oncology Inc *                             5,300          139,456
Imatron Inc *                                  13,400           18,425
ImmunoGen Inc *                                 7,000          150,062
Immunomedics Inc *                              5,800          124,700
IMPATH Inc *                                    3,400          226,100
INAMED Corp *                                   2,900           59,269
Inhale Therapeutic Systems Inc *                7,100          358,550
InterMune Pharmaceuticas Inc *                  1,200           53,550
IntraBiotics Pharmaceuticals Inc *                800            7,700
Invacare Corp                                   5,300          181,525
Invitrogen Corp *                               6,825          589,509
Isis Pharmaceuticals Inc *                      8,300           88,187
i-STAT Corp                                     2,600           68,737
King Pharmaceuticals Inc *                          1               52
KOS Pharmaceuticals Inc *                       1,300           22,912
KV Pharmaceutical Co 'B' *                      3,050           73,962
Laboratory Corp of America Holding *            3,380          594,880
Lexicon Genetics Inc *                          2,400           39,900
LifePoint Hospitals Inc *                       6,500          325,812
Ligand Pharmaceuticals 'B' *                   11,100          155,400
Lincare Holdings Inc *                          8,600          490,737
Luminex Corp *                                    500           13,031
Lynx Therapeutics Inc *                         2,200           19,800
Manor Care Inc *                               15,700          323,812
Martek Biosciences Corp *                       2,800           34,300
Matrix Pharmaceutical Inc *                     5,800           99,325
Maxim Pharmaceuticals Inc *                     4,300           27,412
Maxygen Inc *                                   1,100           26,950
Medicis Pharmaceutical 'A' *                    6,150          363,619
MedQuist Inc *                                  2,316           37,056
Mentor Corp Minn                                4,800           93,600
MGI Pharma Inc *                                3,600           59,400
Microvision Inc *                               2,500           43,750
Mid Atlantic Medical Services *                 9,400          186,237
Miravant Medical Technologies *                 3,200           29,700
Molecular Devices Corp *                        3,200          219,000
Morrison Management Specialists                 1,970           68,773
Myriad Genetics Inc *                           3,900          322,725
Nabi Inc *                                      8,200           37,925
Nanogen Inc *                                   2,300           20,700
NeoRx Corp *                                    3,800           19,950
Neose Technologies Inc *                        2,100           69,300
Neurocrine Biosciences Inc *                    4,200          139,125
Neurogen Corp *                                 3,000          105,375
Nexell Therapeutics Inc *                       3,500           10,609
Noven Pharmaceuticals Inc *                     4,100          153,237
Novoste Corp *                                  2,800           77,000
NPS Pharmaceuticals Inc *                       4,300          206,400
Ocular Sciences Inc *                           3,500           40,688
Omnicare Inc                                   18,000          389,250
ORATEC Interventions Inc *                        500            2,563
Orchid Biosciences *                            1,500           21,000
Organogenesis Inc *                             5,900           53,041
Orthodontic Centers of America Inc *            8,000          250,000
OSI Pharmaceuticals Inc *                       5,600          448,700
Owens & Minor Inc/Holdings Co                   7,400          131,350
Packard BioScience *                            1,700           19,763
Paradigm Genetics *                             1,600           16,000
Parexel International Corp *                    4,200           45,413
Peregrine Pharmaceuticals Inc *                15,200           14,250
Perrigo Co *                                   14,300          118,422
Per-Se Technologies Inc *                       5,966           20,788
Pharmaceutical Product Development *            4,000          198,750
Pharmacopeia Inc *                              3,600           78,525
Pharmacyclics *                                 3,300          113,025
Photogen Technologies Inc *                       900            1,575
PolyMedica Corp *                               2,300           76,763
Praecis Pharmaceuticals *                       2,100           61,425
Priority Healthcare Corp 'B' *                  7,300          297,931
Province Healthcare Co *                        6,300          248,063
PSS World Medical Inc *                        16,500           82,500
Quorum Health Group Inc *                      15,100          237,825
Regeneron Pharmaceutical Inc *                  4,000          141,063
RehabCare Group Inc                             2,800          143,850
Renal Care Group Inc *                          9,600          263,250
Res-Care Inc *                                  2,500           11,250
ResMed Inc                                      6,000          239,250
Respironics Inc *                               7,100          202,350
Ribozyme Pharmaceuticals Inc                    1,800           25,763
RightChoice Managed Care Inc *                  1,600           55,700
SangStat Medical Corp *                         3,700           43,938
SciClone Pharmaceuticals Inc                    5,700           22,800
SciQuest.com Inc *                              4,700            6,169
Sequenom Inc                                    1,400           19,600
SICOR Inc *                                     9,700          140,044
Sonic Innovations Inc                           1,700           11,369
SonoSite Inc *                                  2,200           28,050
Star Scientific Inc *                           6,600           16,088
STARR Surgical Co *                             3,200           40,200
Stericycle Inc *                                3,400          129,625
STERIS Corp *                                  13,200          212,850
Sunrise Assisted Living Inc *                   3,300           82,500
Sunrise Technologies International *           10,800           19,238
SuperGen Inc *                                  5,600           77,700
SurModics Inc *                                 1,900           69,944
Syncor International Corp *                     4,000          145,500
Targeted Genetics Corp *                        5,100           34,106
Texas BioTechnology Corp *                      7,100           60,989
The Immune Response Corp *                      6,300           16,538
Theragenics Corp *                              4,300           21,500

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Thermo Cardiosystems Inc *                      2,500          $21,875
Thoratec Laboratories Corp *                    2,100           23,100
Titan Pharmaceuticals Inc *                     4,200          148,554
Transkaryotic Therapies Inc *                   3,600          131,175
Triad Hospitals Inc *                           7,100          231,194
Triangle Pharmaceuticals Inc *                  5,400           26,663
Trimeris Inc *                                  3,100          170,113
Tularik Inc *                                   2,600           76,538
United Therapeutics Corp *                      2,800           41,300
US Oncology Inc *                              14,300           90,269
Valentis Inc *                                  4,400           31,350
Varian Inc *                                    6,300          213,413
Varian Medical Systems Inc                      6,500          441,594
Vasomedical Inc *                               6,700           14,656
VaxGen Inc *                                    1,100           21,450
Ventana Medical Systems *                       2,400           44,400
Ventiv Health Inc *                             2,600           32,663
Vical Inc *                                     4,200           77,700
Visx Inc *                                     11,200          116,900
Vital Signs Inc                                   900           28,913
Vivus Inc *                                     6,500           14,016
West Pharmaceutical Services                    1,700           41,756
ZOLL Medical Corp *                             2,100           73,631
                                                          -------------
                                                            25,598,703
                                                          -------------
Integrated Oils - 0.05%

Tesoro Petroleum Corp *                         7,800           90,675
                                                          -------------
Materials & Processing - 8.33%

Advanced Lighting Technologies Inc *            3,600           23,850
AgriBrands International Inc *                  2,400          128,400
Airgas Inc *                                    8,900           60,631
AK Steel Holding Corp                          14,300          125,125
Albany International Corp 'A'                   1,928           25,908
Albemarle Corp                                  3,900           96,525
AMCOL International Corp                       10,700           50,825
AptarGroup Inc                                  6,300          185,063
Arch Chemicals Inc                              3,100           55,025
Armor Holdings Inc *                            2,400           41,850
Armstrong Holding                               8,500           17,531
Ball Corp                                       6,100          280,981
Barnes Group Inc                                2,800           55,650
Battle Mountain Gold Co 'A'                    33,700           56,869
Bethlehem Steel Corp                           28,800           50,400
Brady Corp 'A'                                  2,900           98,056
Brush Engineered Materials Inc                  2,700           54,506
Buckeye Technologies Inc *                      4,300           60,469
Cabot Microelectronics Corp *                   4,900          254,494
Cadiz Inc *                                     5,400           48,263
Calgon Carbon Corp                              5,600           31,850
Cambrex Corp                                    5,200          235,300
Caraustar Industries Inc                        5,000           46,875
Carpenter Technology                            4,100          143,500
Catellus Developement Corp *                   20,700          362,250
CB Richard Ellis Services Inc *                 2,900           42,413
Centex Construction Products                      700           19,119
Century Aluminum Co                               900           10,238
Chemed Corp                                     2,000           67,250
ChemFirst Inc                                   2,600           57,363
Chesapeake Corp                                 2,600           53,463
Clarcor Inc                                     4,000           82,750
Cleveland-Cliffs Inc                            2,400           51,750
Collins & Aikman Corp *                         9,100           38,106
Comfort Systems USA Inc *                       2,300            4,888
Commercial Metals Co                            2,300           51,175
CompX International Inc                         1,700           15,194
CoorsTeck Inc *                                 1,000           31,375
Corn Products International Inc                 6,200          180,188
Crestline Capital Corp *                        2,500           64,375
Crompton Corp                                  20,119          211,250
Cytec Industries Inc *                          8,300          331,481
Dal-Tile International Inc *                    9,400          133,363
Del Webb Corp                                   4,000          117,000
Delta & Pine Land Co                            6,900          144,469
Deltic Timber Corp                              1,700           40,588
Earthshell Corp *                               4,700            6,022
Elcor Corp                                      4,750           80,156
Emcor Group Inc *                               2,200           56,100
Energy Conversion Devices Inc *                 2,800           56,700
Ethyl Corp                                     10,300           14,806
Fairfield Communities Inc *                     9,400          132,188
Ferro Corp                                      5,900          135,700
Florida Rock Industries                         3,200          125,200
Forest City Enterprises 'A'                     2,600          101,920
Freeport McMoRan Copper & Gold                 26,100          223,481
Gaylord Container Corp 'A' *                    8,600            8,600
Georgia Gulf Corp                               7,300          124,556
Gibraltar Steel Corp                              400            7,025
Granite Construction                            3,100           89,706
Great Lakes Chemical Corp                       8,900          330,969
Greif Brothers Corp 'A'                         2,000           57,000
Griffon Corp *                                  3,200           25,200
H.B. Fuller Co                                  3,100          122,305
Harsco Corp                                     7,000          172,813
Hexcel Corp                                     4,600           41,113
Hughes Supply Inc                               3,900           69,966
Insignia Financial Group Inc *                  3,000           35,625
Insituform Tech Inc 'A' *                       4,200          167,475
Integrated Electrical Services *                4,700           27,906
Interface Inc 'A'                               7,600           66,025
International Specialty Products Inc *          2,400           16,050
Ivex Packaging Corp *                           2,600           28,438
Jacobs Engineering Group *                      4,500          207,844
Jones Lang Lasalle Inc *                        4,800           66,600
Kaiser Aluminum Corp *                          2,600            9,588
Kaydon Corp                                     6,500          161,688
Lennox International Inc                        6,100           47,275
Liqui-Box Corp                                  1,000           37,250
LNR Property Corp                               3,700           81,400
Lone Star Technologies Inc *                    4,900          188,650
Longview Fibre Co                               8,800          118,800
Louisiana-Pacific Corp                         22,200          224,775
LTV Corp                                       19,400            6,669
Lubrizol Corp                                  11,000          283,250
MacDermid Inc                                   2,600           49,400

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Maverick Tube Corp *                            3,900          $88,238
Metals USA Inc                                  2,200            6,188
Millennium Chemicals Inc                       11,400          206,625
Minerals Technologies                           4,300          147,006
Mobile Mini Inc *                               2,600           59,800
Mueller Industries Inc *                        6,500          174,281
Myers Industries Inc                            2,750           39,875
National Steel Corp 'B'                         8,500           10,094
NCH Corp                                        1,000           38,000
NCI Building Systems Inc *                      3,000           56,438
New England Business Service                    2,000           36,500
NL Industries Inc                               3,500           84,875
Nortek Inc                                      1,100           26,056
NS Group Inc                                    3,900           36,855
Olin Corp                                       8,100          179,213
OM Group Inc                                    4,600          251,275
Omnova Solutions Inc                            3,500           21,000
Owens Corning                                  12,700           10,319
P.H. Glatfelter Co                              4,300           53,535
Packaging Corp of America *                     8,600          138,675
Pactiv Corp *                                  33,000          408,375
Paxar Corp *                                    5,700           58,069
Penn Engineering & Manufacturing Corp             700           24,675
Polymer Group                                   3,300           17,738
PolyOne Corp                                   16,200           95,175
Pope & Talbot Inc                               1,600           26,900
Potlatch Corp                                   5,600          187,950
Precision Castparts Corp                       10,000          420,625
Quanex Corp                                     2,400           48,300
Rayonier Inc                                    5,200          207,025
Reliance Steel & Aluminum                       3,050           75,488
Rock-Tenn Co 'A'                                2,000           14,875
Rogers Corp *                                   2,500          102,656
RPM Inc Ohio                                   18,100          154,981
RTI International Metals Inc *                  2,300           32,919
Ryerson Tull Inc                                3,722           30,707
Schulman Inc                                    6,400           73,600
Scotts Co 'A' *                                 2,700           99,731
Seminis Inc 'A' *                               9,300            5,813
Shaw Group Inc *                                6,800          340,000
Simpson Manufacturing Co Inc *                  1,300           66,300
SLI Inc                                         1,800           11,588
Solutia Inc                                    20,200          242,400
Southern Peru Copper                            4,000           51,500
Spartech Corp                                   2,100           43,181
SPS Technologies Inc *                          2,200          120,588
Standard Register                               2,100           29,925
Steel Dynamics Inc *                            8,400           92,400
Stepan Co                                       2,000           47,375
Stillwater Mining Co *                          8,000          314,800
Symyx Technologies Inc *                        4,400          158,400
Tejon Ranch Co                                    500            9,620
Tejon Ranch Co - Rights *                         400               13
Texas Industries Inc                            3,500          105,000
Timken Co                                      10,500          158,813
Trammell Crow Co *                              3,500           47,250
Tredegar Industries Corp                        3,800           66,263
Trex Co Inc *                                   1,500           37,781
UCAR International Inc *                        7,700           75,075
Unifi Inc                                       9,400           84,013
Universal Forest Products                       1,100           14,575
URS Corp                                        2,000           29,375
US Aggregates Inc                                 100              769
USEC Inc                                       21,000           90,563
Valence Technology Inc *                        4,900           45,631
Valmont Industries                              2,300           42,263
Valspar Corp                                    7,200          231,696
W.R. Grace & Co *                              13,700           43,669
Washington Group International *                4,800           39,300
Watsco Inc                                      2,600           29,952
Wausau-Mosinee Paper Corp                       8,500           86,063
WD-40 Co                                        2,200           42,763
Wellman Inc                                     7,600          107,350
Weriton Steel Corp *                            6,600            7,854
Wolverine Tube Inc *                            1,400           16,786
Worthington Industries Inc                     15,300          123,356
York International Corp                         8,100          248,569
                                                          -------------
                                                            15,197,497
                                                          -------------
Other - 1.10%

Carlisle Cos Inc                                5,900          253,331
Carter-Wallace Inc                              3,400          113,475
Federal Signal Corp                             8,000          157,000
Foster Wheeler Corp                             7,800           40,950
GenCorp Inc                                     8,800           84,700
GenTek Inc                                      1,060           17,490
Lancaster Colony Corp                           6,900          193,631
National Service Industries                     8,700          223,481
Ogden Corp                                     10,500          161,438
Sequa Corp 'A' *                                1,000           36,375
Teleflex Inc                                    7,900          349,081
Terremark Worldwide Inc *                      20,000           15,000
Trinity Industries Inc                          8,200          205,000
U.S. Industries Inc                            13,400          107,200
Valhi Corp                                      1,300           14,950
Walter Industries Inc                           5,500           41,250
                                                          -------------
                                                             2,014,352
                                                          -------------
Other Energy - 4.29%

Arch Coal Inc                                   2,800           39,550
Atwood Oceanics Inc *                           2,100           92,001
Barrett Resources Corp *                        6,100          346,556
Basin Exploration Inc *                         3,400           86,700
Belco Oil & Gas Corp *                          2,500           31,094
Berry Petroleum 'A'                             2,400           32,100
Cabot Oil & Gas Corp                            6,000          187,125
Cal Dive International Inc *                    5,400          143,775
Callon Petroleum Co *                             100            1,669
Carbo Ceramics Inc                              1,300           48,669
Chesapeake Energy *                            21,600          218,700
Clayton Williams Energy Inc *                   1,200           32,400
Comstock Resources Inc *                        4,700           69,325
CONSOL Energy Inc                               4,100          114,544
Cross Timbers Oil Co                           13,700          380,175
Denbury Resources Inc *                         1,200           13,200
Dril-Quip Inc *                                 1,500           51,281

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

EEX Corp *                                      4,800          $23,400
Evergreen Resources Inc *                       2,700          104,288
Forest Oil Corp *                               6,260          230,838
Friede Goldman International *                  6,108           21,760
Frontier Oil Corp                               7,800           53,625
FuelCell Energy Inc *                           2,000          137,125
Grey Wolf Inc *                                31,400          184,475
Gulf Island Fabrication Inc *                     600           10,913
Horizon Offshore Inc *                          2,300           45,425
Houston Exploration *                           1,400           53,375
HS Resources Inc *                              3,300          139,838
Input/Output Inc *                              6,300           64,181
Kaman Corp                                      3,700           62,438
Key Energy Services Inc *                      17,100          178,481
Key Production Inc *                            2,400           80,550
Louis Dreyfus Natural Gas Corp *                3,600          164,925
McMoRan Exploration Co *                        1,900           25,175
Meridian Resource Corp *                        5,400           46,575
Midcoast Energy Resources Inc                   3,200           69,800
Mitchell Energy & Development 'A'               4,400          269,500
Newpark Resources Inc *                        14,600          139,613
Nuevo Energy Co *                               3,300           57,131
Oceaneering International Inc *                 5,100           99,131
Parker Drilling *                              15,300           77,456
Patina Oil and Gas Corp                         3,000           72,000
Patterson Energy Inc *                          7,800          290,550
Penn Virginia Corp                                800           26,550
Pennaco Energy Inc *                            3,800           74,575
Pioneer Natural Resources Co                   19,400          381,938
Plains Resources Inc *                          2,500           52,813
Pogo Producing Co                               7,900          245,888
Prima Energy Corp *                             2,250           78,750
Prize Energy Corp                                 100            2,075
Pure Resources Inc                              8,900          180,225
RPC Inc                                         3,500           50,750
Seacor SMIT Inc *                               3,450          181,556
Seitel Inc *                                    4,700           86,656
Spinnaker Exploration Co *                      1,300           55,250
St Mary Land & Exploration                      5,800          193,213
Stone Energy Corp *                             3,500          225,925
Superior Energy Services Inc *                 10,300          118,450
Swift Energy Co *                               4,400          165,550
Syntroleum Corp *                               5,400           91,800
Tom Brown Inc *                                 6,400          210,400
TransMontaigne Inc *                            8,100           22,275
Trico Marine Services Inc *                     5,100           78,731
Unit Corp *                                     5,100           96,581
Universal Compression Holdings Inc *            1,400           52,763
UTI Energy Corp *                               6,400          210,400
Veritas DGC Inc *                               5,000          161,500
Vintage Petroleum Inc                           8,600          184,900
                                                          -------------
                                                             7,820,946
                                                          -------------
Producer Durables - 7.67%

Actuant Corp 'A'                               11,100           33,300
Adaptive Broadband Corp *                       6,600           40,425
ADE Corp *                                      1,200           21,150
Advanced Energy Industries Inc *                2,000           45,000
AGCO Corp                                      13,100          158,838
AirNet Communications Corp *                    1,300            8,775
Allen Telecom Inc *                             4,700           84,306
Alliant Techsystems Inc *                       3,000          200,250
American Superconductor Corp *                  3,600          102,825
American Technical Ceramics Corp *              1,000           10,000
AMETEK Inc 'W'                                  5,600          145,250
Applied Industrial                              3,300           67,856
Arguss Holdings Inc *                           2,900           26,463
Artesyn Technologies Inc *                      6,900          109,538
Astec Industries Inc *                          3,900           51,431
Asyst Technologies Inc *                        5,700           76,594
ATMI Inc *                                      4,900           95,550
Audiovox Corp *                                 3,900           35,100
Baldor Electric Co                              4,100           86,613
Belden Inc                                      4,100          104,038
Blount International Inc *                      1,870           14,376
Briggs & Stratton Corp                          4,700          208,563
Brooks Automation Inc                           3,000           84,188
C&D Technologies Inc                            5,100          220,256
Cable Design Technologies *                     8,150          137,022
California Amplifier Inc *                      2,800           25,900
C-COR.net Corp *                                5,900           57,341
Centex Corp                                    11,900          446,994
Champion Enterprises Inc                        7,800           21,450
Clayton Homes Inc                              19,200          220,800
Cohu Inc                                        4,600           64,113
Columbus McKinnon Corp                          1,200           10,650
Com21 Inc *                                     4,800           22,500
Crossman Communities Inc *                        600           12,600
CTS Corp                                        5,400          196,763
Cummins Engine Co Inc                           8,600          326,263
CUNO Inc *                                      2,900           77,756
Curtiss-Wright Corp                               800           37,200
Cymer Inc *                                     6,100          156,980
Dionex Corp *                                   3,800          131,100
Donaldson Co Inc                                7,000          194,688
DR Horton Inc                                  11,227          274,360
DuPont Photomasks Inc *                         1,300           68,697
Electro Scientific Industries Inc *             5,100          142,800
Electroglas Inc *                               4,600           70,438
EMCORE Corp *                                   4,800          225,600
Esterline Technologies Corp                     2,700           70,875
FEI Co *                                        2,600           59,150
Flowserve Corp                                  7,100          151,763
Franklin Electric Co Inc                          600           41,100
FSI International Inc *                         5,600           46,900
Gardner Denver Inc *                            1,600           34,080
GaSonics International Corp *                   3,100           56,963
General Cable Corp                              5,000           22,188
Genlyte Group Inc *                             1,600           38,000
GenRad Inc                                      4,400           44,000
Graco Inc                                       3,500          144,813
Heico Corp                                      2,300           35,938
Helix Technology Corp                           4,700          111,258
HON Industries Inc                             10,400          265,200
Ibis Technology Corp *                          1,900           36,575
Idex Corp                                       5,400          178,875

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

InterDigital Communications Corp *              9,500          $51,359
Inter-Tel Inc                                   4,800           36,900
Ionics Inc *                                    2,700           76,613
JLG Industries Inc                              6,800           72,250
Kaufman & Broad Home Corp                      10,000          336,875
Kennametal Inc                                  5,300          154,363
Kent Electronics Corp *                         5,900           97,350
Kimball International 'B'                       5,200           75,400
Kulicke and Soffa Industries Inc *              8,600           96,750
Lennar Corp                                     9,930          359,963
Lincoln Electric Holdings Co                    5,800          113,825
Lindsay Manufacturing Co                        2,000           45,250
LTX Corp *                                      9,000          116,578
Magnetek Inc *                                  3,100           40,300
Manitowoc Co Inc                                5,550          160,950
Mattson Technology Inc *                        3,600           37,125
MCK Communications Inc *                        2,300           19,406
MDC Holdings Inc                                3,600          118,620
Metawave Comunications *                          700            6,388
Mettler-Toledo International *                  7,800          424,125
Micros Systems Inc *                            3,900           71,175
Milacron                                        6,000           96,375
Mine Safety Appliances Co                       1,200           30,150
MKS Instruments Inc *                           1,300           20,150
Moog Inc 'A'                                      800           23,200
NACCO Industries Inc                            1,500           65,531
Nanometrics Inc *                               1,000           13,813
Newport News Shipbuilding Inc                   6,800          353,600
Nordson Corp                                    5,800          147,900
NVR Inc *                                       1,600          197,760
Optical Cable Corp *                              600            5,438
Orbital Sciences Corp *                         6,200           25,575
Palm Harbor Homes Inc *                         2,900           45,675
Photon Dynamics Inc *                           2,500           56,250
Photronics Inc *                                4,200           98,438
Plantronics Inc *                               9,900          465,300
Presstek Inc *                                  6,100           64,050
PRI Automation Inc *                            3,600           67,500
Pulte Corp                                      6,300          265,781
Rayovac Corp *                                  6,100           86,544
Regal-Beloit Corp                               3,500           59,710
Robbins & Myers Inc                             1,200           28,950
Robotic Vision Systems Inc                      7,500           20,625
Roper Industries Inc                            5,500          181,844
Rudolf Technology Inc *                         1,100           33,206
Scott Technologies Inc *                        2,100           46,988
Semitool Inc                                    4,000           38,750
Silicon Valley Group Inc *                      7,100          204,125
Skyline Corp                                    2,100           39,769
Somera Communications Inc                       4,500           39,094
SpectraLink Corp *                              2,400           34,650
SpeedFam-IPEC Inc *                             4,700           28,494
Standard Pacific Corp                           5,700          133,238
Standex International Corp                      1,900           39,188
Stewart & Stevenson Services                    6,600          149,841
Superior TeleCom Inc                            1,546            2,995
Technitrol Inc                                  4,700          193,288
Tecumseh Products Co                            3,600          150,975
Teledyne Technologies Inc *                     6,600          155,925
Tennant Co                                      1,500           72,000
Terex Corp *                                    4,200           67,988
The Ryland Group Inc                            2,400           97,800
Therma-Wave Inc *                               2,700           37,800
Thermo Fibertek Inc *                           1,000            3,438
Thomas Industries Inc                           2,200           51,150
Toll Brothers Inc *                             4,500          183,938
Tollgrade Communications *                      2,300           83,950
Triumph Group Inc *                             1,800           73,800
Tut Systems Inc *                               3,000           24,750
Ultratech Stepper *                             4,900          126,788
Varian Semiconductor Equipment *                6,100          144,875
Veeco Instruments Inc *                         4,500          180,563
Vicor Corp *                                    3,400          103,275
Watts Industries Inc 'A'                        2,700           37,463
Wesco International Inc *                       3,200           23,200
Woodhead Industries Inc                         1,300           25,513
Woodward Governor Co                            1,200           53,700
X-Rite Inc                                      1,600           12,500
Zygo Corp *                                     2,300           65,047
                                                          -------------
                                                            13,982,166
                                                          -------------
Technology - 10.61%

3Dfx Interactive Inc *                          4,600            1,150
About.com Inc *                                 2,700           72,731
Accrue Software Inc *                           4,000           10,000
ACT Manufacturing Inc *                         2,600           40,950
Actel Corp *                                    3,900           94,331
Actuate Corp *                                 11,100          212,288
Adept Technology Inc *                          1,900           27,550
Advanced Digital Information Corp *            10,500          241,500
Aeroflex Inc *                                 11,298          325,700
Allaire Corp *                                  4,000           20,125
Alliance Semiconductor Corp                     4,300           48,644
ANADIGICS Inc *                                 5,250           85,969
Analogic Corp                                   1,000           44,563
Analysis International Corp                     3,300           12,581
Anaren Microwave Inc *                          4,300          288,906
Anixter International Inc *                     4,600           99,475
AnswerThink Consulting Group *                  5,700           20,663
Aperian Inc *                                   1,700            1,116
Applied Science and Technology Inc *            2,900           34,800
AppliedTheory Corp *                            2,600            5,200
AremisSoft Corp *                               2,300           98,181
Aspen Technology Inc *                          5,400          179,550
Avant Corp                                      8,400          153,825
Avid Technology Inc *                           5,400           98,634
Avocent Corp *                                  8,926          241,002
AVT Corp *                                      6,700           33,291
Aware Inc *                                     2,900           51,475
AXT Inc *                                       3,400          112,413
Bel Fuse Inc                                    1,400           47,600
Benchmark Electronics Inc *                     3,400           76,713
BindView Development Corp *                     6,400           60,200
Black Box Corp *                                3,900          188,419
Bluestone Software Inc *                        3,000           45,375
Bottomline Technologies Inc *                   1,300           33,394

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Braun Consulting Inc *                          1,000           $3,688
Breakaway Solutions Inc *                       1,600            1,400
Brio Technology Inc *                           3,500           14,766
Broadbase Software Inc *                        5,600           35,000
Brooktrout Technology Inc *                     2,700           25,566
BSQUARE Corp *                                  2,300           13,800
CACI International Inc 'A' *                    2,700           62,142
CAIS Internet Inc *                             1,100            1,066
Caldera Systems Inc *                           1,500            2,906
Calico Commerce Inc *                           4,400            4,263
Caliper Technologies Corp *                     1,200           56,400
Cambridge Technology Partners Inc *            12,000           31,500
Caminus Corp *                                  1,100           25,575
Carreker Corp *                                 1,800           62,550
Carrier Access Corp *                           1,600           14,400
Catalytica Energy Systems Inc *                 1,142           19,695
C-bridge Internet Solutions Inc *                 200              781
C-Cube Microsystems Inc *                       7,800           96,038
Celeritek Inc *                                 2,100           80,063
Centillium Communications Inc *                   800           17,800
Checkpoint Systems Inc                          5,500           40,906
Chordiant Software Inc *                        1,300            3,859
CIBER Inc *                                     7,600           37,050
Cirrus Logic Inc *                             11,100          208,125
Clarent Corp *                                  3,900           44,119
Clarus Corp *                                   2,500           17,500
Click2learn.com Inc *                             900            8,775
Cognizant Technology Solutions Corp *           1,200           43,575
Coherent Inc *                                  5,100          165,750
Complete Business Solutions *                   5,800           59,813
Computer Horizons Corp *                        5,200           12,675
Computer Network Technology Corp *              4,700          135,419
Concord Communications Inc *                    3,600           31,500
Concurrent Computer Corp *                      9,800           52,675
Convera Corp *                                  2,400           42,600
Convergent Communications Inc *                   900              534
Corillian Corp *                                1,100           13,200
Corsair Ccommunications Inc *                   4,200           29,925
Crossroads Systems Inc *                        2,600           12,188
Cubic Corp                                        600           15,413
CyberOptics Corp *                              1,700           28,794
Cylink Corp *                                   3,200            6,900
Cysive Inc *                                    2,600           10,725
Daleen Technologies Inc *                       1,100            4,125
Data Return Corp *                              2,900           10,875
Datastream Systems *                            2,800           27,300
Davox Corp *                                    2,900           28,275
DDi Corp *                                      2,400           65,400
Deltathree.Com Inc *                            3,200            3,800
Deltek Systems Inc *                              100              425
Digimarc Corp *                                 2,300           37,950
Digital Island Inc *                           12,700           51,594
Digital River Inc *                             4,200            9,975
Digitas Inc *                                   1,000            5,063
Documentum Inc *                                6,300          313,031
Dot Hill Systems Corp *                           900            3,488
DSET Corp *                                     2,300            4,133
DSL.net Inc *                                   7,100            3,772
DSP Group Inc *                                 5,100          107,339
eGain Communications *                          5,500           17,016
Elantec Semiconductor Inc *                     3,800          105,450
eLoyalty Corp *                                 7,700           49,809
eMachines Inc *                                 1,000              375
eMagin Corp *                                   3,500            7,420
Embarcadero Technologies Inc *                  1,100           49,500
e-MedSoft.com *                                 5,500            3,438
Entrada Networks Inc *                            425              744
Envision Development Corp *                       200              513
EpicEdge Inc *                                  1,200              450
ePlus Inc *                                       400            4,550
ePresence Inc *                                 5,800           25,194
Eprise Corp *                                     100              181
ESCO Technologies Inc *                         1,300           26,894
eSpeed Inc *                                    2,100           32,944
ESS Technology *                                4,400           22,550
Exar Corp *                                     7,500          232,383
Excel Technology Inc *                          2,100           41,902
eXcelon Corp *                                  6,100            9,150
Exchange Applications Inc *                     4,500            5,484
Extended Systems Inc *                          1,200           14,025
Extensity Inc *                                   400            2,406
F5 Networks Inc *                               3,000           28,500
FiberNet Telecom Group *                        1,100            6,050
FileNet Corp *                                  7,200          196,200
FirePond Inc *                                    500            4,719
FirstWorld Communications Inc *                   800              525
Forrester Research Inc *                        1,900           95,119
FutureLink Corp *                               7,300            4,791
Gadzoox Networks Inc *                          3,000            6,281
Gartner Group Inc 'A'                          12,600           86,940
General Semiconductor Inc *                     5,800           36,250
Geoworks Corp *                                 3,600           10,575
Gerber Scientific Inc                           4,100           35,106
Glenayre Technologies *                        11,200           39,550
Globix Corp *                                   3,000            8,250
Great Plains Software Inc *                     2,900          136,481
GRIC Communications Inc *                       1,900            4,038
hi/fn Inc *                                     1,500           41,250
High Speed Access Corp *                        8,000            8,500
HNC Software Inc *                              5,900          175,156
Hutchinson Tech *                               5,200           71,500
Hyperion Solutions Corp *                       6,000           92,625
Identix Inc *                                   4,225           33,166
IDX Systems Corp *                              2,500           62,500
iGate Capital Corp *                            5,300           15,238
II-VI Inc *                                     2,200           33,413
Imation Corp *                                  7,600          117,800
Immersion Corp *                                2,400           18,038
IMRglobal Corp *                                3,200           17,200
Indus International Inc *                         900            1,913
InFocus Corp *                                  7,900          116,525
Infogrames Inc *                                1,600            8,900
Informatica Corp *                             10,600          419,363
Information Architects Corp *                   4,600            8,338
Inforte Corp *                                    100            1,375
Inprise Corp *                                  8,800           48,675

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Integrated Circuit Systems *                     1,900         $31,469
Integrated Silicon Solution *                    4,400          63,250
Intelect Communications Inc *                    9,100           3,413
Intelidata Technologies Corp *                   5,700          14,784
Interact Commerce *                              2,200          18,425
Interactive Intelligence Inc *                     600          14,475
Intergraph Corp *                                7,500          45,000
Interlink Elelctronics Inc *                     2,000          25,375
International Fibercom Inc *                     4,600          22,713
internet.com Corp *                              1,800          10,688
InterTrust Technologies *                       12,100          40,838
InterVoice Inc *                                 5,400          39,150
InterWorld Corp *                                3,500           1,750
Interwoven Inc *                                 6,800         448,375
IntraNet Solutions Inc *                         3,100         158,100
Intraware Inc *                                  2,900           4,259
Intrusion.com Inc *                              2,200          10,450
Iomega Corp *                                   52,800         177,936
ITXC Corp *                                      1,700          11,794
iVillage Inc *                                   4,700           4,994
iXL Enterprises Inc *                            9,500           9,500
IXYS Corp *                                      1,200          17,550
J.D. Edwards & Co *                             11,200         199,500
JDA Software Group Inc *                         4,800          62,700
JNI Corp *                                       1,000          22,688
Juno Online Services Inc *                       5,400           3,544
Keithley Instruments Inc                         1,500          64,594
Keynote Systems Inc *                            3,500          49,656
Lante Corp *                                     1,900           2,969
Latitude Communications Inc *                    3,500          13,563
LCC International Inc *                          2,500          27,188
Legato Systems Inc *                            18,100         134,619
Level 8 Systems Inc *                              500           3,047
LightPath Technology Inc *                       2,500          34,688
Littelfuse Inc *                                 4,200         120,225
Loudeye Technologies Inc *                         300             356
Manhattan Associates Inc *                         700          29,838
Manugistics Group Inc *                          9,100         518,700
MapInfo Corp *                                   3,100         146,475
Marimba Inc *                                    3,300          14,850
MatrixOne Inc *                                    700          12,731
Maxtor Corp *                                   10,700          59,853
McAfee.com Corp *                                1,700           8,500
MCSi Inc *                                       2,600          55,575
Meade Instruements Corp *                        2,100          13,781
Mechanical Technology Inc *                      3,800          13,300
Media 100 Inc *                                  2,600           6,663
MedicaLogic/Medscape Inc *                         300             694
MEMC Electronic Materials Inc *                  5,400          52,313
Mentor Graphics Corp                            13,200         362,175
Mercator Software *                              5,340          28,703
Mercury Computer Systems Inc *                   4,200         195,038
MetaSolv Software Inc *                          2,700          24,638
Methode Electronics                              7,400         169,738
Micron Electronics Inc *                         6,700          26,172
Microsemi Corp *                                 2,400          66,750
MicroStrategy Inc *                              5,700          54,150
MIPS Technologies Inc 'A' *                      7,500         200,156
MRV Communications Inc *                        12,300         164,513
MTI Technology *                                 8,000          31,500
National Information Consortium Inc *            4,000           6,125
Natural Microsystems Corp *                      6,200          61,225
Neon Systems Inc *                                 700           4,375
Net Perceptions Inc *                            3,200           6,700
net.Genesis Corp *                                 300             975
Net2Phone Inc *                                  2,400          17,700
Netgrity Inc *                                   5,100         277,313
netGuru Inc *                                      300           1,181
NetIQ                                            5,300         463,088
NetManage Inc                                    6,000           5,625
NetObjects Inc *                                 4,600           2,156
Netopia Inc *                                    3,100          13,369
Netpliance Inc *                                   100              53
Netro Corp *                                     6,500          45,094
NetScout Systems Inc *                           2,200          22,000
NETsilicon Inc *                                 1,300           4,834
Netsol International *                             300           2,100
NetSolve Inc *                                   2,300          17,538
Network Access Solutions Corp *                  2,000           1,250
Network Commerce Inc *                           6,000           4,500
Network Equipment Technologies Inc *             3,500          22,531
Network Peripherals Inc *                        3,500          22,531
NetZero Inc *                                    3,800           3,325
New Era of Networks Inc *                        6,300          37,013
NHancement Technologies Inc *                    2,500          12,344
Niku Corp *                                      1,200           8,775
Novadigm Inc *                                   3,400          21,463
Nuance Communications *                            800          34,500
Numerical Technologies Inc *                       800          14,450
Nx Networks Inc *                                8,000           5,000
NYFIX Inc *                                      3,800          91,913
Oak Technologies Inc                             8,000          69,500
Objective Systems Integrators Inc *              4,100          72,263
On2.com Incb *                                   1,900           1,102
ONYX Software Corp *                             3,400          37,400
Open Market Inc *                                8,000           8,750
Osicom Technologies Inc *                        1,700          27,306
OTG Software Inc *                                 500           8,070
Packeteer Inc *                                  3,000          37,125
Paradyne Networks Inc *                          3,700           6,706
Park Electrochemical Corp                        2,550          78,253
P-Com Inc *                                     12,900          39,506
PC-Tel Inc *                                     3,000          32,250
Pericom Semiconductor Corp *                     3,700          68,450
Perot Systems Corp 'A' *                        10,100          92,794
Persistence Software Inc *                       2,700          11,981
Phoenix Technologies Ltd *                       5,300          71,467
Pinnacle Systems Inc *                           7,900          58,263
Pioneer Standard Electronics                     7,300          80,300
Pixelworks Inc *                                 1,400          31,325
Plexus Corp *                                    7,800         237,047
PLX Technology *                                 2,600          21,613
Power Integrations Inc *                         5,900          67,850
Predictive Systems Inc *                         1,400          10,019
Primex Technologies Inc                          1,500          47,813
Primus Knowledge Solutions Inc                   2,700          17,550

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Procom Technology                                 700           $9,078
ProcureNet Inc *                                  700              105
Progress Software Corp *                        7,400          106,838
Project Software & Development Inc *            3,100           33,277
Proxim Inc *                                    5,100          219,300
Puma Technology Inc                             5,700           23,691
PurchasePro.com Inc                             4,000           70,000
QuickLogic Corp                                 4,400           30,525
Quintus Corp                                    3,600           10,688
Radiant Systems Inc *                           2,750           56,375
RadiSys Corp *                                  2,550           65,981
Rainbow Technologies Inc                        4,800           75,900
Ramp Networks Inc                               4,900           28,022
Razorfish Inc *                                 1,824            2,964
Register.com Inc *                              1,900           13,300
REMEC Inc *                                     6,650           64,006
Remedy Corp *                                   5,500           91,094
Research Frontiers Inc                          1,700           29,750
Retek Inc                                       9,539          232,513
Rhythms NetConnections Inc *                   12,900           14,513
Saba Software Inc                                 400            6,300
SAGA Systems Inc *                              4,900           56,044
Sagent Technology Inc *                         3,800            5,225
Sanchez Computer Associates *                   2,000           16,500
SatCon Technology Corp                          1,800           17,775
Savvis Communication Corp *                     1,900            1,663
SBS Technologies Inc                            2,800           83,825
SCM Microsystems Inc *                          2,400           79,200
SeaChange International Inc                     3,000           60,938
Secure Computing Corp                           4,300           42,463
SeeBeyond Technology Corp *                       400            4,100
Selectica Inc *                                   600           14,513
Sensormatic Electronics Corp                   14,000          280,875
Sequoia Software Corp                           1,500            2,859
Serena Software Inc *                           2,700           92,433
Silicon Graphics Inc *                         34,600          138,400
Silicon Image Inc *                             6,000           32,625
SilverStream Software Inc                       1,900           39,188
Sipex Corp *                                    3,900           93,356
SmartDisk Corp                                    800            3,100
SoftNet Systems Inc *                           4,600            8,338
Sonic Foundary Inc                              2,200            2,888
SONICblue Inc *                                17,500           72,188
SonicWALL Inc                                   4,200           68,250
Spectra-Physics Lasers Inc *                      500           12,625
SPSS Inc *                                      1,400           30,888
Standard Microsystems Corp *                    2,000           40,500
Stanford Microdevices *                         1,000           36,000
StarBase Corp *                                 7,300           17,109
Storage Technology Corp *                      18,000          162,000
Structural Dynamics Research Corp *             5,900           59,000
Superconductor Technologies Inc *               2,800           10,150
Supertex Inc *                                  1,800           35,578
SVI Holdings Inc *                              2,200            2,200
Sykes Enterprises Inc *                         5,600           24,850
Symetricom Inc *                                5,150           50,213
Syntel Inc *                                      900            5,175
Systems & Computer Technology *                 5,400           66,488
Tanning Technologies Corp *                     1,600            5,900
Technology Solutions *                          7,200           15,300
Telaxis Communications Corp *                   1,400            2,538
TelCom Semiconductor Inc *                      3,700           42,088
Telocity Delaware Inc *                           400              800
Tenfold Corp *                                  1,700            2,550
The Hard Disk Drive Group *                    13,900          111,200
The TriZetto Group Inc *                        3,500           58,406
The ViaLink Co *                                2,400            6,750
Three-Five Systems Inc *                        3,700           66,600
Transaction Systems Architects 'A' *            5,900           68,219
Tricord Systems Inc *                           4,000           33,250
Trimble Navigation *                            4,800          115,200
Tumbleweed Communications Corp *                1,500           25,664
U.S. Wireless Corp *                            3,300           14,438
Ulticom Inc *                                     600           20,438
Unigraphics Solutions Inc *                       700           11,419
Uniroyal Technology Corp *                      1,600           10,000
Universal Access Inc *                          1,500           12,000
Universal Display Corp *                        1,900           13,656
Unova Inc *                                     7,100           25,738
US Interactive Inc *                            2,100              591
VASCO Data Security International Inc *         1,200            6,450
Ventro Corp *                                   3,500            3,500
Verity Inc *                                    5,400          129,938
Versata Inc *                                     500            4,469
Vertel Corp *                                   6,100           14,297
Vertex Interactive Inc *                        1,200            7,500
VIA NET.WORKS Inc *                             2,000            7,625
Viador Inc *                                    2,400            3,150
Viant Corp *                                    6,200           24,606
ViaSat Inc *                                    3,500           45,938
Viasystems Group *                              7,600           63,175
Viewpoint Corp *                                3,200           17,400
Visual Networks Inc *                           7,300           23,725
Vyyo Inc *                                      1,000            6,125
WatchGuard Technologies *                       2,000           63,250
Wave Systems Corp 'A' *                         8,100           36,450
Websense Inc *                                    400            5,800
WebTrends Corp *                                2,200           63,663
Westell Technologies Inc 'A' *                  6,100           18,681
Western Digital Corp *                         30,200           73,613
White Electronic *                              3,600           23,288
WorldGate Communications Inc *                  3,000           11,438
Xircom *                                        5,900           91,450
Xpedior Inc *                                     900              253
Xybernaut Corp *                                7,300           12,319
Zebra Technologies Corp 'A' *                   5,300          216,223
Zixit Corp *                                    2,900           25,375
Zomax Optical Media *                           5,300           24,181
Zoran Corp *                                    3,000           46,500
                                                          -------------
                                                            19,342,555
                                                          -------------
Utilities - 5.95%

Adelphia Business Solutions Inc *               5,900           25,075
Advanced Radio Telecom Corp *                   5,900            6,084
AGL Resources Inc                              11,300          249,306
AirGate PCS Inc *                               2,000           71,000

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Alamosa PCS Holdings Inc *                      1,300          $10,400
Alaska Communications Systems *                   900            6,525
Allette Systems                                14,600          362,263
Allied Riser Communications *                  11,300           22,953
American States Water Co                        2,700           99,563
Arch Wireless Inc *                            16,700           10,438
Atmos Energy Corp                               5,500          134,063
Avista Corp                                     9,900          202,950
Azurix Corp *                                   5,600           45,850
Black Hills Corp                                4,000          179,000
California Water Service Group                  2,100           56,700
Cascade Natural Gas                             3,300           62,081
Centennial Communications Corp 'A' *              700           13,125
CH Energy Group Inc                             3,100          138,725
Choice One Communications Inc *                 1,000            9,313
CLECO Corp                                      4,400          240,900
Commonwealth Telephone Enterprises *            1,700           59,500
Conectiv Inc                                   17,300          347,081
CoreComm Ltd *                                    368            1,823
CT Communications Inc                           2,600           36,563
CTC Communications Corp *                       3,450           15,956
Cypress Communications Inc *                      800              725
e.spire Communications Inc *                   12,200            6,100
eGlobe Inc *                                    1,553              109
El Paso Electric Co *                          11,800          155,760
Electric Lightwave Inc 'A' *                    2,600            8,613
Empire District Electric Co                     2,900           76,306
Energen Corp                                    4,700          151,281
Energy East Corp                                   33              650
General Communication 'A' *                     6,400           44,800
GoAmerica Inc *                                 2,500           13,438
Golden Telecom Inc *                            1,200            6,150
Hawaiian Electric Industries                    6,900          256,594
Hickory Tech Corp                               2,000           41,000
iBasis Inc *                                    2,100            8,663
ICG Communications Inc *                       10,900            1,417
IDACORP Inc                                     7,700          377,781
IDT Corp *                                      4,800           97,800
Illuminet Holdings Inc *                        3,800           87,163
IMPSAT Fiber Networks Inc *                     1,600            7,000
Intermedia Communications *                    11,300           81,219
ITC Deltacom Inc *                             10,500           56,602
Kansas City Power & Light Co                   12,700          348,456
Laclede Gas Co                                  3,000           70,125
Leap Wireless International Inc *               5,100          127,500
LodgeNet Entertainment Corp *                   1,700           29,963
Madison Gas & Electric Co                       2,600           58,825
McLeodUSA Inc 'A' *                             3,565           50,356
MDU Resources Group                            12,600          409,500
Mediacom Communications Corp *                  4,200           72,188
Metricom Inc *                                  4,800           48,300
Metrocall Inc *                                13,900            6,516
Motient Corp *                                  7,100           28,400
Mpower Communications Corp *                    8,400           43,050
NEON Communications Inc *                       1,200            7,800
Net2000 Communications *                        3,400            5,844
Network Plus Corp *                             2,900            7,250
New Jersey Resources                            3,200          138,400
North Pittsburgh Systems                        4,200           46,200
Northwest Natural Gas Co                        4,500          119,250
Northwestern Corp                               3,800           87,875
NTELOS Inc *                                    2,200           38,775
Nucentrix Broadband Networks *                  1,000           11,250
NUI Corp                                        3,100           99,781
OGE Energy Corp                                15,900          388,556
ONEOK Inc                                       6,200          298,375
Otter Tail Power Inc                            4,100          113,775
Pac-West Telecomm Inc *                         4,100           14,094
Peoples Energy Corp                             7,300          326,675
Philadelphia Suburban Corp                      9,225          226,013
Piedmont Natural Gas                            6,200          236,763
Price Communications Corp *                     7,770          130,633
Primus Telecommunications *                     5,800           13,413
Public Service Co of North Carolina             7,500          201,094
RGS Energy Group Inc                            7,400          240,038
Rural Cellular Corp                             1,600           47,400
SBA Communications Corp                         5,600          229,950
SEMCO Energy Inc                                4,700           73,144
Sierra Pacific Resources                       16,166          259,666
SJW Corp                                          600           61,200
South Jersey Industries Inc                     2,900           86,275
Southern Union Co *                             5,548          147,022
Southwest Gas Corp                              7,000          153,125
Southwestern Energy Co                          7,200           74,700
TALK.com Inc *                                 14,800           21,275
Teligent Inc *                                  3,400            6,588
UGI Corp                                        4,500          113,906
UIL Holdings Corp                               3,100          154,225
UniSource Energy Corp                           5,000           94,063
US LEC Corp 'A' *                               2,000            9,625
Vectren Corp                                   11,932          305,758
Viatel Inc *                                    9,823           36,529
Weblink Wireless Inc *                          8,700           29,906
Western Gas Resources Inc                       4,600          154,963
Western Resources Inc                          14,400          357,300
WGL Holdings Inc                                9,100          276,981
World Access Inc *                             13,100           31,522
WorldPages.Com Inc *                            4,400           11,826
WPS Resources                                   4,700          173,019
Z-Tel Technologies Inc *                        2,300           11,931
                                                          -------------
                                                            10,853,340
                                                          -------------

Total Common Stocks
   (Cost $185,077,022)                                     170,458,608
                                                          -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
SMALL-CAP INDEX PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000
--------------------------------------------------------------------------------

                                         Principal
                                         Amount               Value
                                         ------               -----

SHORT-TERM INVESTMENT - 6.20%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 6.20%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $11,306,592; collateralized by U.S.
   Treasury Bonds--market value
   $11,528,494 and due 8/15/19)          $11,300,000       $11,300,000
                                                          -------------

Total Securities Held Under Repurchase
   Agreement                                                11,300,000
                                                          -------------

Total Short-Term Investment
   (Cost $11,300,000)                                       11,300,000
                                                          -------------

TOTAL INVESTMENTS - 99.68%
   (Cost $196,396,496)                                     181,764,527

OTHER ASSETS AND
LIABILITIES, NET - 0.32%                                       590,579
                                                          -------------

NET ASSETS - 100.00%                                      $182,355,106
                                                          =============

Notes to Schedule of Investments
--------------------------------

(a) The amount of $1,404,000 in cash has been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                    Number of               Unrealized
               Type                 Contracts              Appreciation
-----------------------------------------------------------------------
Russell 2000 (03/01)                   48                     $178,958
                                                          =============

(b) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                            $196,396,496
                                                          =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                              $31,378,133

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                              (46,010,102)
                                                          -------------

Net unrealized depreciation                               ($14,631,969)
                                                          =============

See Notes to Financial Statements

PACIFIC SELECT FUND
REIT PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

COMMON STOCKS - 96.86%

Consumer Discretionary - 1.72%

Frontline Capital Group Inc *                  28,900         $384,280
Hilton Hotels Corp                             62,300          654,150
Host Marriott Corp                            133,800        1,731,037
Interstate Hotels Corp *                        1,360            2,252
Wyndham International Inc 'A' *                75,500          132,125
                                                          -------------
                                                             2,903,844
                                                          -------------

Financial Services - 95.14%

Acadia Realty Trust                             1,700            9,562
AMB Property Corp                             156,700        4,044,819
AMLI Residential Properties                   126,100        3,113,094
Archstone Communities Trust                   256,800        6,612,600
Arden Realty Inc                              288,855        7,257,482
AvalonBay Communities Inc                     185,400        9,293,175
Boston Properties Inc                         163,700        7,120,950
Brandywine Realty Trust                        52,200        1,079,887
BRE Properties Inc                             46,500        1,473,469
Brookfield Properties Corp                    366,200        6,454,275
Burnham Pacific Properties Inc                 54,240          250,860
Cabot Industrial Trust                        102,300        1,962,881
CarrAmerica Realty Corp                       205,900        6,447,244
Chateau Communities Inc                       131,000        3,987,312
Equity Office Properties                      322,122       10,509,230
Equity Residential Properties Trust           101,200        5,597,625
Essex Property Trust Inc                       38,200        2,091,450
Federal Realty Investment Trust               231,600        4,400,400
Great Lakes REIT Inc                           42,623          740,575
Highwoods Properties Inc                       14,400          358,200
Koger Equity Inc                               14,700          228,769
Macerich Co                                   105,000        2,014,687
Mack-Cali Realty Corp                         140,900        4,024,456
Manufactured Home Communities Inc             121,900        3,535,100
MEDITrust Corp                                 54,600          139,913
Pacific Gulf Properties Inc                    15,423           94,466
Pan Pacific Retail Properties                  38,966          869,429
Pennsylvania REIT                                 100            1,913
Pinnacle Holdings Inc *                        99,300          899,906
Post Properties Inc                            99,800        3,748,738
Prime Group Realty Trust                        8,986          129,174
Prologis Trust                                234,580        5,219,405
PS Business Parks Inc                          95,600        2,657,680
Public Storage Inc                            319,824        7,775,721
Rouse Co                                      108,800        2,774,400
Shurgard Storage Centers 'A'                   42,500        1,038,594
Simon Property Group Inc                      300,800        7,219,200
Smith Charles E Residential Realty             67,300        3,163,100
Spieker Properties Inc                        150,200        7,528,775
Starwood Hotels & Resorts Worldwide           239,133        8,429,438
Summit Properties Inc                          99,800        2,594,800
Taubman Centers Inc                           171,645        1,877,367
Trizec Hahn Corp                              450,600        6,815,325
United Dominion Realty Trust                    3,800           41,088
Vornado Realty Trust                          133,200        5,103,225
                                                          -------------
                                                           160,729,759
                                                          -------------
Total Common Stocks
   (Cost $146,161,405)                                     163,633,603
                                                          -------------
                                           Principal
                                            Amount            Value
                                            ------            -----
SHORT-TERM INVESTMENT - 3.37%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 3.37%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $5,702,324; collateralized by U.S.
   Treasury Bonds--market value
   $5,814,082 and due 08/15/19)            $5,699,000        5,699,000
                                                          -------------
Total Securities Held Under Repurchase
   Agreement                                                 5,699,000
                                                          -------------
Total Short-Term Investment
   (Cost $5,699,000)                                         5,699,000
                                                          -------------
TOTAL INVESTMENTS - 100.23%
   (Cost $151,860,405)                                     169,332,603

OTHER ASSETS AND
LIABILITIES, NET - (0.23%)                                    (390,347)
                                                          -------------

NET ASSETS - 100.00%                                      $168,942,256
                                                          =============

Notes to Schedule of Investments
--------------------------------

(a) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                            $151,860,405
                                                          =============
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                              $20,272,726

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                               (2,800,528)
                                                          -------------

Net unrealized appreciation                                $17,472,198
                                                          =============


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

COMMON STOCKS - 87.97%

Australia - 1.80%

AMP Ltd                                        84,000         $946,525
Brambles Industries Ltd                        44,150        1,033,309
Broken Hill Proprietary                       196,923        2,080,143
Commonwealth Bank of Australia                180,850        3,114,464
CSL Ltd                                        59,250        1,289,646
ERG Ltd                                       718,800        1,097,110
Fosters Brewing Group Ltd                     712,800        1,874,821
Lend Lease Corp Ltd                           103,350          964,086
Macquarie Corp Telecom Ltd                    169,863          133,844
National Australian Bank Ltd                  228,550        3,669,227
News Corp Ltd                                 466,350        3,638,229
Qantas Airways Ltd                            362,000          715,718
Rio Tinto Ltd Npv                             146,750        2,407,253
Solution 6 Holdings Ltd *                     601,750          369,193
Telstra Corp Ltd                              630,100        2,255,264
Westpac Banking Corp                          369,900        2,719,637
WMC Ltd *                                     253,300        1,080,796
                                                         --------------
                                                            29,389,265
                                                         --------------
Denmark - 0.33%

Danisco AS                                     76,800        3,163,838
Tele Danmark AS                                53,190        2,171,102
                                                         --------------
                                                             5,334,940
                                                         --------------
Finland - 1.64%

Nokia Oyj                                     394,520       17,609,696
Sampo Insurance Co 'A'                         94,514        5,106,851
Stora Enso Oyj 'R'                            351,850        4,165,981
                                                         --------------
                                                            26,882,528
                                                         --------------
France - 11.75%

Alcatel                                       352,470       20,038,572
Assurances Generales de France                 42,341        2,944,300
Axa Uap                                       200,682       29,041,455
BNP Paribas SA                                104,405        9,173,227
Castorama Dubois Investissements               18,280        4,741,050
Cie De St Gobain                               25,460        4,002,613
CNP Assurances                                175,017        7,020,946
DANONE Group                                   50,188        7,574,163
Essilor International SA                        1,902          621,090
Rhone-Poulenc 'A'                             589,320       51,778,804
Schneider SA                                  130,545        9,531,703
Thomson Multimedia *                           23,147        1,084,082
Total Fina SA                                 300,095       44,668,684
                                                         --------------
                                                           192,220,689
                                                         --------------
Germany - 3.52%

Adidas Salomon AG                              68,351        4,162,067
BASF AG                                        94,220        4,289,692
BAYER *                                       142,110        7,464,929
Bayer Hypo-Vereinsbank A                       80,300        4,512,383
Deutsche Post AG *                            693,978       14,940,324
Dresdner Bank AG                              232,539       10,161,036
Henkel Kgaa                                   155,643       10,091,783
Repsol YPF SA *                               126,200        2,018,404
                                                         --------------
                                                            57,640,618
                                                         --------------
Hong Kong - 1.61%

Cathay Pacific Airways                        656,700        1,212,416
Cheung Kong Holdings Ltd                      193,300        2,472,105
China Mobile Ltd *                            611,100        3,337,674
Hong Kong & China Gas                       1,220,400        1,791,553
HSBC Holdings PLC                             165,604        2,452,307
Hutchison Whampoa                             570,900        7,118,226
Li & Fung Ltd                               1,423,800        2,592,146
Pacific Century Cyberworks Ltd *              835,063          540,670
Smartone Telecommunications                   279,200          402,708
Sun Hung Kai Properties                       282,300        2,814,060
Swire Pacific Ltd 'A'                         110,400          796,184
Television Broadcasts                         163,800          861,033
                                                         --------------
                                                            26,391,082
                                                         --------------
Italy - 3.14%

Banca Itesa Spa                               765,945        3,685,164
ENI Spa                                     4,536,500       28,988,054
Seat-Pagine Gialle Spa                         28,970           64,655
Telecom Italia Spa                            765,763        8,476,741
Telecom Italia Mobile Spa                     410,582        3,279,503
Unicredito Italiano Spa                     1,301,030        6,809,759
                                                         --------------
                                                            51,303,876
                                                         --------------
Japan - 14.89%

Bank of Tokyo-Mitsubishi                      170,000        1,686,355
Canon Inc                                     332,000       11,586,110
Dai Nippon Printing                           386,000        5,728,372
Denki Kagaku Kogyo KK                         560,000        1,920,084
Family Mart                                   159,300        4,009,601
Fuji Photo Film                               310,000       12,927,935
Fujitsu Ltd                                   629,000        9,241,284
Furukawa Electric Co Ltd                      277,000        4,821,279
Hitachi Ltd                                 1,073,000        9,529,872
Kyocera Corp                                   81,800        8,899,372
Matsushita Electric                           492,000       11,718,373
Minebea Co Ltd                                568,000        5,242,924
Mitsubishi Chemical Corp                    1,000,000        2,626,069
Mitsubishi Estate                             469,000        4,991,973
Mitsubishi Heavy Industries                 1,780,000        7,733,729
Mitsubishi Logistics                          189,000        1,648,927
NEC Corp                                      673,000       12,271,593
Nintendo Corp Inc                              94,500       14,832,097
Nippon Telegraph & Telephone                    1,186        8,515,774
Nissan Motor Co Ltd                         1,318,000        7,566,253
Ricoh Co                                      738,000       13,585,587
Rohm & Haas Co                                 30,400        5,755,365
Sankyo Co Ltd                                 407,000        9,729,366
Sekisui House Ltd                             686,000        6,254,318


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares           Value
                                             ------           -----

Sony Corp                                     188,100      $12,964,491
Suzuki Motor Co                               446,000        4,747,164
TDK Corp                                      111,000       10,768,801
Tokyo Electric Power                          158,000        3,907,957
Toshiba                                     1,683,000       11,218,042
Toyota Motor Corp                             225,000        7,164,980
Yamanouchi Pharmaceutical Co Ltd              233,000       10,042,052
                                                        ---------------
                                                           243,636,099
                                                        ---------------
Netherlands - 7.39%

ABN Amro Holding NV                           436,720        9,939,544
AKZO Nobel NV                                 207,715       11,164,856
ASM Lithography Holding NV *                  154,100        3,502,900
Buhrmann NV                                   148,406        3,981,501
Fortis (NL) NV                                135,410        4,402,669
Getronics NV                                  309,540        1,820,876
Gucci Group NV                                 19,990        1,737,576
Heineken NV                                    92,610        5,608,801
ING Groep NV                                  339,431       27,137,398
Royal Ahold NV                                166,754        5,384,168
Royal Dutch Petroleum Co                      305,240       18,718,789
Royal KPN NV *                                147,440        1,698,615
Royal Philips Electronics NV                  601,261       22,046,494
STMicroelectronics NV                          84,560        3,694,938
                                                        ---------------
                                                           120,839,125
                                                        ---------------
New Zealand - 0.04%

Telecom Corp of New Zealand Ltd               323,200          687,596
                                                        ---------------
Singapore - 1.12%

Chartered Semiconductor Ltd *                 375,000        1,025,086
Chartered Semiconductor Ltd ADR *               3,800          100,225
City Developments                             273,000        1,267,388
DBS Bank                                      327,812        3,705,372
Keppel Communications PTE Ltd *               290,000          565,283
Neptune Orient Lines *                        730,000          572,549
Omni Industries Ltd                           693,000        1,019,118
Overseas Chinese Banking                      193,600        1,440,277
Overseas Union Bank Ltd                       251,702        1,175,771
Singapore Airline Ltd                         155,000        1,537,486
Singapore Press                               153,000        2,258,824
United Overseas Bank Ltd                      234,248        1,756,185
Venture Manufacturing Singapore               272,000        1,819,608
                                                        ---------------
                                                            18,243,172
                                                        ---------------
Spain - 0.33%

Endesa SA                                     318,880        5,438,675
                                                        ---------------
Sweden - 2.57%

Assa Abloy AB 'B'                             245,821        4,802,920
Autoliv Inc                                   228,070        3,574,538
Ericsson 'B'                                  329,990        3,756,637
Foreningssparbanken AB                        316,565        4,844,185
Nordea AB                                   1,915,435       14,503,188
Svenska Cellulosa                             151,380        3,214,200
Svenska Handelsbanken 'A'                     427,060        7,303,843
Swedish Match AB *                              2,900           11,301
                                                        ---------------
                                                            42,010,812
                                                        ---------------
Switzerland - 8.63%

Adecco SA                                       4,140        2,608,760
Holderbank Finan Glarus AG 'B'                  6,186        7,452,091
Nestle SA Bearer Reg                           21,963       51,288,157
Novartis AG Reg *                              16,920       29,947,365
Richemont (Fin)                                 4,704       12,597,665
Roche Holding                                   1,077       10,984,908
Syngenta AG (SMD) *                            14,579          783,575
Syngenta AG (STOC) *                            4,382          234,813
UBS AG                                         79,666       13,017,642
Zurich Financial Services AG                   20,285       12,243,433
                                                        ---------------
                                                           141,158,409
                                                        ---------------
United Kingdom - 29.21%

Allied Domecq PLC                           2,618,780       17,306,830
AstraZeneca PLC                               176,160        8,767,892
BAA PLC                                       556,800        5,139,169
BAE SYSTEMS PLC                               987,800        5,635,567
Barclays PLC                                  531,306       16,401,759
BBA Group PLC                                  66,410          362,019
BG PLC                                        979,368        3,832,238
Blue Circle Industries PLC                    517,704        3,409,772
BOC Group PLC                                 471,120        7,155,792
BP Amoco                                    1,677,430       13,453,148
British Airways                                   301            1,752
British American Tabacco PLC                  938,980        7,127,528
British Telecommunications                  2,947,301       25,090,226
Cadbury Schwepps PLC                        4,522,297       31,288,139
Centrica PLC                                  961,930        3,692,171
Diageo PLC                                  2,809,187       31,361,518
Egg PLC *                                   1,051,530        1,908,109
Emap PLC                                      174,110        2,195,981
GKN PLC                                       411,455        4,366,080
GlaxoSmithKline PLC *                       1,409,776       39,751,849
Granada Compass PLC *                       1,688,951       18,098,567
Great Universal Stores PLC                  1,581,340       12,446,324
Imperial Tobacco Group                      1,148,970       11,951,847
Invensys PLC *                              1,384,800        3,236,731
J Sainsbury PLC                               897,964        5,317,498
Lattice Group PLC *                         1,040,188        2,338,049
Lloyds TSB Group PLC                          559,975        5,896,075
Prudential PLC                              1,300,450       20,878,887
Reckitt & Benckiser PLC                     1,072,595       14,801,747
Reed International PLC                        691,990        7,218,907
Rentokil Initial PLC                        3,456,954       11,952,254
RMC Group PLC                                 274,554        2,400,822
Rolls Royce PLC                             2,406,700        7,152,869
Scottish Hydro                                878,920        8,112,282
Shell Transport & Trading PLC               2,330,570       19,039,463
Smiths Industries                             819,908        9,869,733
Tesco PLC                                     779,078        3,179,409

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
INTERNATIONAL VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

-----------------------------------------------------------------------

                                                              Market
                                             Shares            Value
                                             ------            -----

Wolseley PLC                                  759,700       $5,145,465
WPP Group PLC                               1,113,860       14,514,473
Vodafone AirTouch PLC                      11,658,062       42,744,780
Zeneca Group                                  462,165       23,240,496
                                                        ---------------
                                                           477,784,217
                                                        ---------------

Total Common Stocks
   (Cost $1,322,574,339)                                 1,438,961,103
                                                        ---------------

                                           Principal
                                             Amount            Value
                                           ---------           -----
SHORT-TERM INVESTMENT - 15.75%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 15.75%

State Street Bank and Trust Co
   5.250% due 01/02/01 **
   (Dated 12/29/00, repurchase price
   of $257,849,223; collateralized by U.S.
   Treasury Notes and Bonds--market value
   $7,042,347 and due 03/31/03;
   market value
   $48,964,970 and due 05/31/03;
   market value
   $48,964,809 and due 08/15/03;
   market value
   $11,016,921 and due 05/15/16;
   market value
   $48,962,414 and due 08/15/20;
   market value
   $48,966,016 and due 02/15/21;
   and market value
   $48,965,281 and due 08/15/23)         $257,698,899      257,698,899
                                                        ---------------
Total Securities Held Under Repurchase
   Agreement                                               257,698,899
                                                        ---------------
Total Short-Term Investment
   (Cost $257,698,899)                                     257,698,899
                                                        ---------------
TOTAL INVESTMENTS - 103.72%
   (Cost $1,580,273,238)                                 1,696,660,002

OTHER ASSETS AND
LIABILITIES, NET - (3.72%)                                 (60,923,044)
                                                        ---------------

NET ASSETS - 100.00%                                    $1,635,736,958
                                                        ===============

Notes to Schedule of Investments
--------------------------------

(a) The amount of $21,184,597 in cash and securities with an approximate aggregate market value of $154,795,376 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                                          Unrealized
                                             Number of    Appreciation
         Type                                Contracts   (Depreciation)
-----------------------------------------------------------------------
CAC 40 Index Futures (03/01)                     516          $637,414
DAX 30 Index Futures (03/01)                     216        (1,808,321)
FTSE 100 Index Futures (03/01)                   672        (2,581,651)
HK 211 Index Futures (01/01)                      35             55,597
MIB 30 Index Futures (03/01)                      77          (985,822)
TOPIX TSE Index Futures (03/01)                  225        (1,771,934)
                                                        ---------------
                                                           ($6,454,717)
                                                        ===============

(b) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                          $1,580,273,238
                                                        ===============
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                             $194,297,831

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                              (77,911,067)
                                                         --------------

Net unrealized appreciation                               $116,386,764
                                                         ==============


See Notes to Financial Statements            See explanation of symbols on D-88

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments
December 31, 2000

------------------------------------------------------------------------

                                           Principal           Market
                                             Amount            Value
                                             ------            -----
CORPORATE BONDS & NOTES - 7.19%

Financial Services - 7.19%

Associates Corp North America
   6.780% due 04/23/01                     $1,100,000        $1,101,973
   6.810% due 05/17/02                      8,500,000         8,509,971
First USA Bank NA
   6.125% due 06/25/01                     10,000,000         9,997,060
J.P. Morgan & Co Inc
   5.750% due 02/25/04                      4,000,000         3,930,604
Key Bank NA
   6.052% due 04/24/03                      4,500,000         4,465,269
Morgan Stanley Dean Witter Co
   5.625% due 01/20/04                      3,800,000         3,726,546
   7.750% due 06/15/05                      9,000,000         9,466,038
                                                         ---------------
                                                             41,197,461
                                                         ---------------
Total Corporate Bonds & Notes
   (Cost $40,881,098)                                        41,197,461
                                                         ---------------
MORTGAGE-BACKED SECURITIES - 66.68%

Collateralized Mortgage Obligations - 5.17%

Bear Stearns Mortgage Securities Inc
   7.000% due 03/25/27 "                    1,000,000         1,002,555
Citibank
   8.000% due 07/25/18 "                        5,734             5,711
Countrywide Inc
   7.901% due 03/25/24 "                       50,186            50,020
DLJ Mortgage Acceptance Corp
   6.750% due 07/25/29 "                    2,972,247         2,885,645
GE Capital Mortgage Corp
   5.500% due 02/25/09 "                      112,054           111,375
Greenwich Capital Acceptance Inc
   6.715% due 02/01/09 " + -                9,182,671         9,130,875
Home Savings of America
   6.386% due 05/25/27 "                      206,500           201,828
Imperial Savings & Loan Association
   8.839% due 07/25/17 "                        7,214             7,191
   9.900% due 02/25/18 "                       32,907            33,017
Mellon Residential Funding Corp
   6.460% due 07/25/29 "                    2,103,261         2,087,629
NationsLink Funding Corp
   5.805% due 02/10/01 "                    1,528,365         1,525,120
   7.078% due 04/10/07 "                    4,141,728         4,143,397
Prudential Home Mortgage Securities Co
   6.600% due 08/25/23 "                      868,573           865,155
Residential Accredited Loans Inc
   7.500% due 03/25/27 "                    3,000,000         3,056,088
Residential Funding Mtg Securities Inc
   6.500% due 04/25/29 "                      500,000           476,457
   9.189% due 03/25/25 "                       40,711            41,514
Ryland Mortgage Securities Corp
   5.000% due 11/25/31 "                       46,057            43,617
   7.056% due 10/25/18 "                       57,587            56,642
   7.071% due 10/01/27 " +                    691,569           692,001
Salomon Brothers Mtg Securities VII Inc
   6.968% due 07/25/29 "                    2,671,290         2,676,205
SASCO Commercial Mortgage Trust
   7.086% due 11/20/01 " -                    531,829           532,457
                                                         ---------------
                                                             29,624,499
                                                         ---------------
Federal Home Loan Mortgage Corporation - 3.78%

   5.800% due 06/15/19 "                      228,373           227,561
   6.000% due 12/15/17 "                    1,165,643         1,160,858
   6.250% due 11/15/15 "                    2,624,559         2,620,136
   6.500% due 08/15/23 "                    2,785,222         2,781,877
   6.750% due 02/01/08 "                          664               665
   7.000% due 03/15/10 "                   12,100,000        12,970,002
   7.274% due 02/15/02 "                    1,300,000         1,288,274
   7.400% due 07/25/19 " +                    416,102           410,362
   7.430% due 07/01/21 "                      166,465           166,588
                                                         ---------------
                                                             21,626,323
                                                         ---------------
Federal National Mortgage Association - 6.36%

   6.000% due 12/25/08 "                      141,438           140,816
   6.625% due 11/15/10 "                   22,300,000        23,422,047
   6.625% due 11/15/30 "                    6,200,000         6,540,988
   6.750% due 02/01/17 "                      338,688           338,263
   6.759% due 06/01/18 "                      130,009           129,864
   6.759% due 03/01/24 "                      122,789           122,537
   6.759% due 08/01/24 "                      286,281           285,695
   6.759% due 07/01/26 "                       95,751            95,354
   6.759% due 10/01/27 "                      125,560           124,993
   6.798% due 08/01/17 "                    1,600,817         1,583,042
   6.835% due 03/01/18 "                    1,473,725         1,456,432
   6.900% due 09/01/09 "                    1,087,129         1,130,774
   7.000% due 08/18/21 "                      387,839           388,288
   7.796% due 01/01/25 "                      381,217           393,022
   8.248% due 12/01/22 "                      273,909           279,309
                                                         ---------------
                                                             36,431,424
                                                         ---------------
Government National Mortgage Association - 51.37%

   5.650% due 10/20/18 "                    2,917,257         2,889,499
   6.000% due 01/23/31 " #                 12,600,000        12,225,906
   6.500% due 11/15/33 "                    3,604,259         3,572,773
   6.550% due 06/15/40 "                   12,387,851        12,400,266
   7.125% due 10/20/24 "                      581,641           586,049
   7.125% due 11/20/26 "                      723,499           728,825
   7.125% due 12/20/26 "                      468,447           471,895
   7.375% due 05/20/23 "                      116,091           117,256
   7.375% due 02/20/25 "                      548,022           552,919
   7.375% due 05/20/26 "                      663,352           669,794
   7.375% due 01/20/27 "                      768,777           775,539
   7.500% due 01/23/31 " #                252,100,000       256,437,919
   7.750% due 09/20/22 "                    1,544,487         1,569,052
   7.750% due 09/20/23 "                       66,946            68,004
   7.750% due 07/20/25 "                    1,109,305         1,126,358
   9.000% due 01/15/17 "                       76,925            80,749
                                                         ---------------
                                                            294,272,803
                                                         ---------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                            Principal         Market
                                             Amount           Value
                                             ------           -----

Stripped Mortgage Backed Securities - 0.00%

Federal Home Loan Mortgage Corp (IO)
   6.500% due 09/15/18 "                     $253,860           $11,531
                                                          --------------
Total Mortgage-Backed Securities
   (Cost $377,600,922)                                      381,966,580
                                                          --------------

OTHER ASSET-BACKED SECURITIES - 6.11%

Americredit Automobile Receivables
   5.304% due 10/12/02 "                    1,211,404         1,210,598
Banc One Auto Grantor Trust
   6.290% due 07/20/04 "                    1,129,589         1,128,608
Banc One Home Equity Loan Trust
   6.460% due 06/25/29 "                      805,516           802,667
Champion Home Equity Loan Trust
   8.050% due 05/25/28 "                      601,178           609,255
Conseco Financial
   8.480% due 12/01/31 "                   12,000,000        12,809,784
Contimortgage Home Equity Loan Trust
   6.150% due 03/15/11 "                      244,385           243,918
   6.829% due 08/15/28 "                       71,235            71,183
   6.850% due 06/15/28 "                      671,590           669,926
Countrywide Home Equity Loan Trust
   6.860% due 08/15/25 "                    1,307,735         1,307,912
Empire Funding Home Loan Owner Trust
   6.260% due 06/25/10 "                      107,724           107,325
EQCC Home Equity Loan Trust
   5.770% due 03/20/29 "                      952,973           949,177
Ford Credit Auto Owner Trust
   5.770% due 11/15/01 "                    1,197,486         1,197,840
ONYX Acceptance Grantor Trust
   6.300% due 05/15/04 "                    1,286,927         1,288,774
Option One Mortgage Loan Trust
   7.125% due 02/25/29 "                    5,023,127         5,027,774
Racers
   6.986% due 03/03/03 " -                  3,200,000         3,200,000
Residential Asset Securities Corp
   6.788% due 12/25/13 "                      555,539           555,897
Salomon Brothers Mtg Services VII Inc
   6.855% due 02/25/27 "                      515,000           515,051
Southern Pacific Secured Assets Corp
   6.790% due 07/25/29 "                    1,105,382         1,096,545
The Money Store Home Equity
   6.040% due 08/15/17 "                    1,501,138         1,497,238
WESTCO Financial Owner Trust
   6.250% due 03/20/03 "                      719,002           719,423
                                                          --------------
Total Other Asset-Backed Securities
   (Cost $34,247,774)                                        35,008,895
                                                          --------------

U.S. TREASURY INFLATION-INDEXED BONDS - 3.60%

   3.375% due 01/15/07                     14,712,130        14,443,177
   3.625% due 07/15/02 **                   6,190,729         6,202,343
                                                          --------------
Total U.S. Treasury Inflation-Indexed Bonds
   (Cost $20,672,213)                                        20,645,520
                                                          --------------

U.S. TREASURY BONDS - 17.96%

   7.125% due 02/15/23                      5,230,000         6,236,353
   8.125% due 08/15/19 #                   32,800,000        42,406,694
   8.125% due 05/15/21 #                   12,600,000        16,456,872
   8.750% due 08/15/20                      4,600,000         6,322,855
   8.875% due 08/15/17                      1,700,000         2,311,072
   8.875% due 02/15/19                     21,200,000        29,137,874
                                                          --------------
Total U.S. Treasury Bonds
   (Cost $84,694,593)                                       102,871,720
                                                          --------------

U.S. TREASURY NOTE - 2.24%

   6.500% due 02/15/10                     11,700,000        12,808,751
                                                          --------------
Total U.S. Treasury Note
   (Cost $26,738,201)                                        12,808,751
                                                          --------------

U.S. TREASURY STRIPPED - 1.59%

   0.000% due 08/15/20                     10,900,000         3,591,081
   0.000% due 11/15/21                     18,000,000         5,514,660
                                                          --------------
Total U.S. Treasury Stripped
   (Cost $8,278,972)                                          9,105,741
                                                          --------------
FOREIGN BOND - 0.35%

Philippines - 0.35%

Asian Development Bank
   5.820% due 06/16/28                      2,050,000         1,988,455
                                                          --------------
Total Foreign Bond
   (Cost $2,050,000)                                          1,988,455
                                                          --------------
FOREIGN GOVERNMENT BONDS - 11.14%

Austria - 0.17%

Republic of Austria
   5.250% due 01/15/10 #
   (Principal in Euro)                      1,000,000           958,964
                                                          --------------


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                           Principal           Market
                                            Amount             Value
                                            ------             -----
Germany - 10.97%

Bundersrepublic Deutschland
   5.250% due 01/04/11 #                  $61,800,000       $59,740,168
   5.625% due 01/04/28 #                    1,000,000           966,481
   6.250% due 01/04/24 #                      360,000           373,441
   6.250% due 01/04/30 #                      840,000           885,254
   6.500% due 07/04/27 #                      790,000           850,080
                                                        ----------------
   (All principal in Euro)                                   62,815,424
                                                        ----------------
Total Foreign Government Bonds
   (Cost $61,600,140)                                        63,774,388
                                                        ----------------

PUT OPTIONS - 0.00%

CBOT U.S. Treasury 30-Year Bond March Futures
   Strike @ 94.00 Exp. 03/17/01
   500 Contracts                              500,000             7,812

CBOT U.S. Treasury 10-Year Note March Futures
   Strike @ 98.00 Exp. 03/17/01
   600 Contracts                              600,000             9,375
                                                        ----------------
Total Put Options
   (Cost $23,094)                                                17,187
                                                        ----------------

                                                               Value
                                                               -----
SHORT-TERM INVESTMENTS - 45.01%

COMMERCIAL PAPER - 7.29%

Executive Jet Inc
   6.560% due 01/17/01                        500,000           498,542
General Electric Capital Corp
   6.560% due 01/17/01                      9,000,000         8,973,760
   6.570% due 01/10/01                     13,000,000        12,978,647
General Motors Corp
   6.570% due 01/18/01                        800,000           797,518
KFW International Financial
   6.560% due 01/11/01                      9,000,000         8,983,600
UBS Finance Inc
   6.530% due 01/18/01                        400,000           398,767
   6.610% due 01/18/01                      1,000,000           996,878
Verizon Global Funding
   6.570% due 02/07/01                      8,200,000         8,144,629
                                                        ----------------

Total Commercial Paper                                       41,772,341
                                                        ----------------

                                           Principal
                                            Amount            Value
                                            ------            -----
U.S. GOVERNMENT AGENCY ISSUES - 36.07%

Federal Farm Credit Bank
   6.200% due 01/25/01                    $33,700,000       $33,560,707
Federal Home Loan Mortgage Corp
   6.200% due 01/18/01                     22,300,000        22,234,711
   6.410% due 01/31/01                    130,000,000       129,305,585
   6.430% due 01/25/01                        700,000           696,999
Federal National Mortgage Association
   6.420% due 01/18/01                     12,100,000        12,063,316
   6.425% due 01/18/01                      4,000,000         3,987,864
   6.430% due 01/11/01                      4,800,000         4,791,427
                                                        ----------------

Total U.S. Government Agency Issues                         206,640,609
                                                        ----------------

U.S. TREASURY BILLS - 0.15%

   5.890% due 02/01/01 **                      65,000            64,671
   6.155% due 02/01/01 **                     790,000           785,879
                                                        ----------------

Total U.S. Treasury Bills                                       850,550
                                                        ----------------
SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 1.50%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $8,589,007; collateralized by U.S.
   Treasury Notes--market value
   $8,757,005 and due 03/31/03)             8,584,000         8,584,000
                                                        ----------------
Total Securities Held Under Repurchase
   Agreement                                                  8,584,000
                                                        ----------------
Total Short-Term Investments
   (Cost $257,847,500)                                      257,847,500
                                                        ----------------
TOTAL INVESTMENTS - 161.87%
   (Cost $914,634,507)                                      927,232,198

OTHER ASSETS AND
LIABILITIES, NET - (61.87%)                                (354,404,729)
                                                        ----------------

NET ASSETS - 100.00%                                       $572,827,469
                                                        ================


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
GOVERNMENT SECURITIES PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $3,855,874 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                   Unrealized
                    Number of     Appreciation
      Type          Contracts    (Depreciation)
------------------------------------------------
Euro-Bond
 Futures (03/01)        41            ($88,150)
Muni-Bond
 Futures (03/01)         6              11,625
RXH Euro-Bond
 Futures (03/01)       273             154,916
U.S. Treasury
 2-Year Notes
 (03/01)                95              32,655
U.S. Treasury
 5-Year Notes
 (03/01)               582            (983,510)
U.S. Treasury
 10-Year Notes
 (03/01)               618           1,257,790
U.S. Treasury
 30-Year Bonds
 (03/01)                76             (30,111)
                                  ------------
                                      $355,215
                                  ============

(b) Swap agreements outstanding at December 31, 2000:

                     Notional      Unrealized
      Type            Amount      Depreciation
-----------------------------------------------
Receive floating rate based on 6-month
JY-LIBOR and pay fixed rate equal to 1.6692%.

Broker: Goldman Sachs
Exp. 05/18/07     JY 875,000,000     ($196,169)

Receive floating rate based on 6-month ED-
LIBOR plus
0.4990% and pay fixed rate
equal to 6.0000%.

Broker: J.P.
Morgan
Exp. 01/04/09       ED 1,690,000       (65,722)

Receive floating rate based on 6-month ED-
LIBOR minus
0.5400% and pay fixed rate
equal to 6.2500%.

Broker: J.P.
Morgan
Exp. 01/04/24         ED 360,000        (6,780)

Receive floating rate based on 6-month ED-
LIBOR and
pay fixed rate
equal to
6.1750%.

Broker: Goldman
Sachs
Exp. 05/22/30       ED 1,270,000       (43,611)
                                  ------------
                                     ($312,282)
                                  ============

(c) Transactions in options for the year ended December 31, 2000, were as follows:

                    Number of
                    Contracts       Premium
----------------------------------------------
Outstanding,
 December 31,
 1999                 1,200           $500,317
Options Written       5,771            906,212
Options Expired       2,662            870,899
Options
 Cancelled in
 Closing
 Purchases            3,008            244,891
                  ----------------------------
Outstanding,
 December 31,
 2000                 1,301           $290,739
                  ============================

--------------------------------------------------------------------------------
(d) Premiums received on written options:

                                   Number of
            Type                   Contracts            Premium         Value
--------------------------------------------------------------------------------
Call - CBOT U.S. Treasury 10-Year Note March Futures
 Strike @ 105.00 Exp 03/17/01         221                $95,748        $214,094

Call - CBOT U.S. Treasury 20-year Bond March Futures
 Strike @ 108.00 Exp 03/17/01         394                 65,207         123,125

Put - CBOT U.S. Treasury 10-Year Note March Futures
 Strike @ 100.00 Exp 03/17/01         229                 49,488          10,734

Put - CBOT U.S. Treasury 20-year Bond March Futures
 Strike @ 102.00 Exp 03/17/01         394                 61,009         166,219

Put - CME Euro Dollar March Futures
 Strike @ 92.75 Exp 03/19/01           63                 19,287             787
                                                       -------------------------
                                                        $290,739        $514,959
                                                       =========================

(e) Forward foreign currency contracts outstanding at December 31, 2000, were summarized as follows:

                               Principal
Contracts                        Amount
to Buy or                      Covered by        Expiration        Unrealized
 to Sell       Currency        Contracts           Month          Depreciation
--------------------------------------------------------------------------------
  Sell            ED            388,000            02/01               ($32,194)
                                                                  =============

(f) Notional and principal amount denoted in the indicated currency:
   ED - Euro Dollar
   JY  - Japanese Yen

(g) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                     $914,634,507
                                  =============

Aggregate gross unrealized
appreciation
for all investments in which
there was an
excess of value over tax cost       $13,335,871

Aggregate gross unrealized
depreciation
for all investments in which
there was an
excess of tax cost over value          (738,180)
                                  -------------

Net unrealized appreciation         $12,597,691
                                  =============

See Notes to Financial Statements

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                         Principal          Market
                                           Amount           Value
                                           ------           -----

CORPORATE BONDS & NOTES - 51.60%

Autos & Transportation - 4.25%

American Airlines
   9.710% due 01/02/07                   $12,135,087      $12,832,187
AMR Corp
   9.000% due 09/15/16                     4,500,000        4,586,436
Continental Airlines Inc
   7.256% due 03/15/20                       238,548          242,135
DaimlerChrysler AG
   7.450% due 03/01/27                     2,000,000        1,784,210
DaimlerChrysler North America Holdings
   6.670% due 09/25/01                    13,000,000       13,030,212
Ford Motor Co
   7.500% due 03/15/05                    22,700,000       23,195,110
   7.700% due 05/15/97                     2,000,000        1,824,390
General Motors Corp
   7.400% due 09/01/25                     1,000,000          947,085
Hayes Lemmerz International Inc
   8.250% due 12/15/08                       500,000          325,000
Lear Corp
   9.500% due 07/15/06                       500,000          487,500
Northwest Airlines Corp
   10.530% due 01/15/09 -                  4,162,553        4,817,364
TRW Inc
   7.750% due 06/01/29                     1,000,000          821,639
United Airlines Inc
   9.210% due 01/21/17                       800,000          840,464
   9.560% due 10/19/18                     1,650,000        1,737,161
   10.850% due 02/19/15                    1,000,000        1,157,040
                                                        --------------
                                                           68,627,933
                                                        --------------
Consumer Discretionary - 0.62%

Allied Waste North America Inc
   7.625% due 01/01/06                       500,000          476,250
Amerco
   7.200% due 04/01/02                     1,700,000        1,653,621
Chancellor Media Corp
   8.000% due 11/01/08                       250,000          252,187
   8.125% due 12/15/07                       250,000          252,500
Charter Communications Holdings
   8.250% due 04/01/07                       500,000          455,000
Hansol Paper Co Ltd
   7.934% due 05/24/01                       600,000          606,000
Lenfest Communications Inc
   8.375% due 11/01/05                       800,000          858,152
McDonald's Corp
   5.900% due 05/11/01                       300,000          299,244
Tele-Communications Inc
   8.250% due 01/15/03                       570,000          590,590
Time Warner Entertainment Co
   9.625% due 05/01/02                       300,000          310,429
Time Warner Pass
   6.100% due 12/30/01 -                     650,000          646,771
USA Waste Services
   7.000% due 10/01/04                       300,000          294,106
Viacom Inc
   7.750% due 06/01/05                     2,260,000        2,357,146
Wal-Mart Stores
   8.625% due 04/01/01                       250,000          251,377
Waste Management Inc
   6.125% due 07/15/01                       800,000          792,718
                                                        --------------
                                                           10,096,091
                                                        --------------
Consumer Staples - 1.94%

Coca-Cola Enterprises Inc
   6.375% due 08/01/01                       250,000          249,908
Keebler Foods Corp
   10.750% due 07/01/06                      375,000          399,801
Nabisco Inc
   6.125% due 02/01/33                    13,800,000       13,444,402
Philip Morris Cos Inc
   7.000% due 07/15/05                       340,000          337,753
   7.125% due 08/15/02                     1,300,000        1,300,923
   7.625% due 05/15/02                       200,000          200,697
   7.750% due 01/15/27                       900,000          838,811
   8.750% due 06/01/01                    12,230,000       12,315,206
Procter & Gamble
   6.875% due 09/15/09                       175,000          183,208
Riverwood International Corp
   10.625% due 08/01/07                      250,000          251,250
RJ Reynolds Tobacco
   7.375% due 05/15/03                     1,000,000          970,787
Safeway Inc
   6.050% due 11/15/03                       805,000          798,096
                                                        --------------
                                                           31,290,842
                                                        --------------
Financial Services - 30.27%

Ahold Finance USA Inc
   8.250% due 07/15/10                       245,000          260,052
Amer Health Prop
   7.050% due 01/15/02                       200,000          197,556
American General Corp
   7.500% due 07/15/25                     1,500,000        1,487,085
American General Finance
   6.875% due 12/14/01                    13,100,000       13,198,342
Associates Corp North America
   6.250% due 11/01/08                       150,000          144,857
AT&T Capital Corp
   5.860% due 04/26/02                    10,500,000       10,462,525
   6.600% due 05/15/05                     2,200,000        2,175,580
   7.110% due 09/13/01                     4,200,000        4,225,603
BankAmerica Corp
   7.200% due 09/15/02                     1,000,000        1,014,116
   7.500% due 10/15/02                       500,000          510,069
   7.875% due 12/01/02                     2,500,000        2,571,657
Bear Stearns Cos Inc
   6.150% due 03/02/04                     8,100,000        7,948,449
   7.210% due 11/30/04                    17,100,000       17,132,798
Beneficial Corp
   6.250% due 02/18/13                     1,240,000        1,239,254
Capital One Bank
   6.480% due 06/28/02                     1,200,000        1,193,767
   6.760% due 07/23/02                     7,200,000        7,180,884

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                          Principal         Market
                                           Amount            Value
                                           ------            -----
Capital One Financial Corp
   7.063% due 02/11/02                    $8,800,000       $8,725,517
   7.469% due 07/28/03                     3,000,000        2,941,812
Chrysler Financial
   6.739% due 01/30/02                     9,700,000        9,670,551
CIT Group Inc
   7.125% due 10/15/04                    15,000,000       15,022,905
CitiCorp
   7.200% due 06/15/07                     1,450,000        1,481,211
   8.000% due 02/01/03                     1,000,000        1,034,558
Conseco Inc
   8.500% due 10/15/02                       530,000          463,750
Countrywide Capital III
   8.050% due 06/15/27                       775,000          688,907
Countrywide Funding Corp
   6.970% due 03/28/03                     1,500,000        1,511,877
Countrywide Home
   6.250% due 04/15/09                        40,000           37,374
   6.850% due 06/15/04                       110,000          110,338
Credit Asset Receivable LLC
   6.274% due 10/31/03 -                   4,848,846        4,826,977
Donaldson Lufkin & Jenrette Inc
   6.000% due 12/01/01                     2,200,000        2,198,240
EOP Operating LP
   6.375% due 02/15/03                     1,000,000          992,936
ERP Operating LP
   6.550% due 11/15/01                       300,000          300,056
Finova Capital Corp
   5.875% due 10/15/01                     2,000,000        1,370,000
   6.450% due 11/06/01                     7,000,000        4,550,000
First Union Corp
   7.550% due 08/18/05                    26,000,000       26,833,352
FleetBoston Financial Corp
   6.875% due 01/15/28                       950,000          854,629
Ford Motor Credit Corp
   6.190% due 07/13/01                     4,000,000        3,997,684
   6.700% due 07/16/04                     2,900,000        2,894,780
   7.110% due 06/30/05 +                  12,500,000       12,447,200
   7.200% due 06/15/07                     1,300,000        1,300,305
GMAC
   6.750% due 12/10/02                    14,000,000       14,102,074
   6.850% due 06/17/04                     1,200,000        1,200,523
   7.053% due 04/05/04                    15,100,000       15,073,635
   7.110% due 07/21/04                     9,300,000        9,303,571
   7.625% due 05/05/03                     2,500,000        2,562,315
Goldman Sachs Group Inc
   6.923% due 12/07/01 -                   8,000,000        8,019,680
GS Escrow Corp
   6.750% due 08/01/01                     2,100,000        2,085,033
   7.759% due 08/01/03                     8,000,000        7,644,448
Heller Financial Inc
   6.500% due 07/22/02                     4,000,000        3,995,820
   6.940% due 06/24/02                     5,000,000        4,997,116
   6.989% due 04/28/03                     3,400,000        3,382,140
   7.090% due 10/22/01                    14,400,000       14,413,458
Household Financial Corp
   6.909% due 08/01/01                    15,100,000       15,109,845
   7.000% due 08/01/03                       800,000          810,242
HSBC Holdings PLC
   7.500% due 07/15/09                       370,000          386,372
International Lease Finance
   6.375% due 08/01/01                       250,000          250,161
Lehman Brothers Holding Inc
   6.625% due 12/27/02                       175,000          175,267
   7.715% due 04/02/02                     9,600,000        9,671,299
Lehman Brothers Holding PLC
   6.972% due 09/03/02                     9,900,000        9,902,326
Long Island Savings Bank
   6.200% due 04/02/01                     1,900,000        1,898,185
   7.000% due 06/13/02                       875,000          882,746
MBNA Corp
   6.450% due 02/15/08                     2,500,000        2,555,287
   6.875% due 07/15/04                     2,000,000        1,970,080
   6.951% due 08/07/01                       500,000          496,971
   7.010% due 04/25/02                     7,600,000        7,588,007
Merita Bank PLC
   6.500% due 04/01/09                       500,000          482,649
Merrill Lynch & Co Inc
   5.710% due 01/15/02                       130,000          129,550
MIC Financing Trust
   8.375% due 02/01/27 -                     500,000          444,991
Morgan Stanley Dean Whitter Co
   7.001% due 08/07/03                    17,000,000       17,011,815
National Westminster Bank PLC
   7.375% due 10/01/09                       530,000          549,170
NationsBank Corp
   6.375% due 05/15/05                       925,000          917,382
   7.250% due 10/15/25                       840,000          775,593
Newcourt Credit Group
   7.625% due 06/28/01
   (Principal in Canadian Dollars)         3,200,000        2,152,904
Popular North America Inc
   6.625% due 01/15/04                     7,200,000        7,153,337
   6.875% due 06/15/01                    16,500,000       16,546,217
   7.375% due 09/14/01                     4,600,000        4,637,748
Providian National Bank
   6.650% due 02/01/04                     1,000,000          976,630
Qwest Capital Funding
   7.750% due 08/15/06 -                     500,000          511,741
Salomon Smith Barney Holdings FRN
   6.940% due 05/14/02                     1,000,000        1,000,852
Sanwa Finance ARU
   8.350% due 07/15/09                     3,000,000        3,137,322
Sears Roebuck Acceptance Corp
   6.630% due 07/09/02                     1,866,000        1,880,797
Simon Debartolo Group
   6.625% due 06/15/03                     1,065,000        1,054,836
   6.750% due 07/15/04                       600,000          591,916
United Rentals Inc
   8.800% due 08/15/08                       500,000          377,500
US Bancorp
   8.125% due 05/15/02                       350,000          358,842
Wachovia Corp
   7.450% due 07/15/05                    22,700,000       23,619,509

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

----------------------------------------------------------------------

                                          Principal          Market
                                            Amount            Value
                                            ------            -----

Wells Fargo & Co
   6.625% due 07/15/04                      $945,000         $958,863
   7.250% due 08/24/05                    27,000,000       28,124,631
   7.750% due 08/25/30                    60,624,050       61,227,078
   7.800% due 06/15/10                       200,000          210,623
                                                        --------------
                                                          488,506,650
                                                        --------------
Health Care - 1.71%

Columbia/HCA Healthcare Corp
   6.730% due 07/15/45                       500,000          490,005
   6.870% due 09/15/03                     1,700,000        1,665,755
   6.875% due 07/15/01                     3,650,000        3,638,521
   8.020% due 08/05/02                       400,000          402,173
   8.130% due 08/04/03                     4,000,000        4,037,564
   8.160% due 09/19/02                    17,000,000       16,989,766
Tenet Healthcare Corp
   8.000% due 01/15/05                       260,000          264,550
   8.625% due 12/01/03                        80,000           81,547
                                                        --------------
                                                           27,569,881
                                                        --------------
Materials & Processing - 0.06%

Nortek Inc
   8.875% due 08/01/08                       250,000          222,500
SD Warren Co
   14.000% due 12/15/06                      500,000          545,000
Wesco Distributor
   9.125% due 06/01/08                       250,000          221,250
                                                        --------------
                                                              988,750
                                                        --------------
Other - 0.04%

ITT Industries Inc
   6.750% due 11/15/03                       625,000          614,941
                                                        --------------
Other Energy - 2.27%

Enron Corp
   7.110% due 09/10/01 -                   3,250,000        3,252,616
NRG Energy Inc
   8.000% due 11/01/03                     5,600,000        5,711,227
Occidental Petroleum Corp
   6.400% due 04/01/03                       400,000          396,386
   7.200% due 04/01/28                       745,000          716,673
   8.450% due 02/15/29                       595,000          657,648
   8.500% due 11/09/01                     1,439,000        1,457,221
Petroleum Geo Services
   7.125% due 03/30/28                       450,000          363,807
Phillips Petroleum Co
   8.500% due 05/25/05                     6,750,000        7,307,854
R&B Falcon Corp
   6.500% due 04/15/03                     3,000,000        2,865,000
   9.125% due 12/15/03                    12,000,000       12,480,000
Williams Cos Inc
   7.625% due 07/15/19                     1,500,000        1,501,109
                                                        --------------
                                                           36,709,541
                                                        --------------
Producer Durables - 0.24%

Crown Castle International Corp
   0.000% due 05/15/04                       750,000          508,125
Tyco International Group
   5.875% due 11/01/04                       600,000          587,268
   6.375% due 06/15/05                     2,070,000        2,059,693
   6.875% due 01/15/29                       700,000          658,574
                                                        --------------
                                                            3,813,660
                                                        --------------
Technology - 0.19%

Aristar Inc
   7.375% due 09/01/04                       500,000          510,338
Fisher Scientific International
   9.000% due 02/01/08                       500,000          466,251
Huntsman ICI Chemicals
   10.125% due 07/01/09                      250,000          244,375
Panamsat Corp
   6.125% due 01/15/05                       385,000          360,828
Raytheon Co
   6.150% due 11/01/08                       350,000          335,426
   6.300% due 03/15/05                     1,100,000        1,089,741
                                                        --------------
                                                            3,006,959
                                                        --------------
Utilities - 10.01%

360 Communication
   7.125% due 03/01/03                     1,350,000        1,358,223
Adelphia Communications Corp
   7.875% due 05/01/09                       250,000          205,000
   9.375% due 11/15/09                       250,000          221,250
Alaska Communications Holdings Inc
   9.375% due 05/15/09                       375,000          315,937
BVPS II Funding Corp
   8.330% due 12/01/07                     2,861,000        2,988,915
Calenergy Co Inc
   7.230% due 09/15/05                       600,000          611,677
Cleveland Electric Illuminating Co
   9.200% due 06/01/01                     3,000,000        3,028,854
Cleveland Electric-Toledo Edison Co
   7.670% due 07/01/04                     4,000,000        4,134,900
CMS Energy Corp
   6.750% due 01/15/04                       290,000          274,057
Comcast UK Cable
   11.200% due 11/15/07                      500,000          427,500
Cox Communications Inc
   6.400% due 08/01/08                       125,000          119,532
   6.625% due 06/14/02 -                   2,000,000        1,996,998
   6.800% due 08/01/28                       110,000           96,279
   7.500% due 08/15/04                       315,000          321,899
Limestone Electric Trust
   8.625% due 03/15/03 -                  17,000,000       17,518,024
MCI WorldCom Inc
   7.750% due 04/01/27                       750,000          773,023
McLeodUSAInc
   8.125% due 02/15/09                       250,000          215,625
Metronet Communications Corp
   0.000% due 06/15/03                     3,325,000        2,699,202


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                           Principal          Market
                                            Amount            Value
                                            ------            -----
Niagara Mohawk Power Corp
   6.875% due 04/01/03                      $550,000         $553,677
   7.750% due 05/15/06                     2,400,000        2,504,479
   8.000% due 06/01/04                       500,000          520,366
Pacific Gas & Electric Corp
   7.059% due 10/31/01 + -                27,000,000       22,275,000
PP&L Capital Funding Inc
   7.700% due 11/15/07                     6,700,000        6,795,207
Public Services Enterprises
   7.035% due 06/15/01 +                  14,300,000       14,305,720
   7.626% due 05/21/02                    16,500,000       16,514,784
Sprint Capital Corp
   6.875% due 11/15/28                     1,000,000          802,098
   6.900% due 05/01/19                       650,000          539,397
Texas Utilities Corp
   5.940% due 10/15/01                    10,000,000        9,953,430
Texas Utilities Electric Co
   7.170% due 08/01/07                     2,000,000        2,010,002
   7.286% due 12/20/02 +                  11,000,000       11,000,000
WorldCom Inc
   8.875% due 01/15/06                    23,918,000       24,385,908
Vodafone AirTouch PLC
   6.860% due 12/19/01 -                  12,000,000       12,020,700
                                                        --------------
                                                          161,487,663
                                                        --------------
Total Corporate Bonds & Notes
   (Cost $835,715,131)                                    832,712,911
                                                        --------------
MORTGAGE-BACKED SECURITIES - 63.81%

Collateralized Mortgage Obligations - 12.38%

American Business Financial Service
   6.455% due 09/25/29 "                   6,000,000        5,979,150
American Southwest Financial Securities Corp
   7.400% due 11/17/04 "                   8,702,652        8,866,706
Ameriquest Mortgage Securities Inc
   6.920% due 06/15/30 "                   5,070,101        5,079,415
BankAmerica Mortgage Securities Inc
   6.500% due 05/25/29 "                   9,213,844        8,829,726
Cendant Mortgage Corp
   6.500% due 01/18/16 " + -               8,973,289        8,927,021
   6.906% due 11/18/28 " + -              11,694,136       11,727,023
Chase Mortgage Financial Trust
   6.500% due 05/25/29 "                  16,700,000       15,899,151
Citibank
   8.000% due 07/25/18 "                      10,717           10,674
CitiCorp Mortgage Securities
   6.750% due 04/25/28 "                   3,900,000        3,865,465
Commercial Mortgage Acceptance Corp
   6.490% due 05/15/08 "                   2,500,000        2,517,695
Countrywide Home Loans
   6.500% due 09/25/13 "                   2,690,647        2,666,768
Countrywide Mortgage Backed Securities Inc
   6.750% due 05/25/24 "                   1,000,000          974,775
Embarcadero Aircraft
   7.100% due 08/15/25 " + -               1,357,538        1,357,538
GE Capital Mortgage Services Inc
   5.583% due 12/25/23 " +                 3,214,900        2,931,375
   6.250% due 07/25/29 "                   5,500,000        5,493,208
   6.500% due 04/25/24 "                   4,616,594        4,591,918
   6.500% due 05/25/29 "                  24,107,750       22,998,191
GMAC Commercial Mortgage Security Inc
   0.624% due 08/15/23 (IO) "             15,056,380          560,188
   6.700% due 03/15/08 "                   2,200,000        2,228,899
Greenwich Capital Acceptance Inc
   7.634% due 01/25/22 "                         981              977
Imperial Savings & Loan Association
   9.900% due 02/25/18 "                      32,907           33,017
Lehman Large Loan (IO)
   0.804% due 04/12/12 "                  16,897,467          472,876
Mellon Residential Mortgage
   6.750% due 01/25/13 " +                 1,057,251        1,049,930
MLCC Mortgage Investments
   7.000% due 03/15/25 "                  14,667,059       14,727,414
Mortgage Capital Funding Inc (IO)
   1.151% due 11/20/12 "                   8,385,582          543,319
Nomura Asset Securities Corp
   6.625% due 01/25/09 "                      24,377           24,273
Norwest Asset Securities Corp
   7.500% due 03/25/27 "                     864,148          875,248
Paine Webber Mortgage
   6.900% due 08/25/08 "                      12,859           12,845
PNC Mortgage Securities Corp
   7.500% due 05/25/40 "                   4,495,409        4,545,739
Premium Asset Trust
   7.076% due 11/27/04 " + -              31,000,000       30,972,100
Residential Accredited Loans Inc
   7.500% due 03/25/27 "                   1,000,000        1,018,696
Residential Funding Mtg Securities Inc
   6.500% due 12/25/12 "                      10,523           10,477
   6.500% due 04/25/29 "                  12,500,000       11,911,438
   6.500% due 05/25/29 "                   4,088,683        3,734,930
   7.750% due 01/25/07 "                     175,739          175,866
Resolution Trust Corp
   9.450% due 05/25/24 "                      12,803           12,811
Ryland Mortgage Securities Corp
   14.000% due 11/25/31 "                     27,291           28,435
Structured Asset
   6.525% due 02/25/28 "                     279,088          279,263
   7.226% due 02/25/30 "                   9,199,593        9,332,812
Union Planters Corp
   6.800% due 01/25/28 "                   4,500,000        4,541,243
                                                        --------------
                                                          199,808,595
                                                        --------------
Federal Home Loan Mortgage Corporation - 7.07%

   5.000% due 06/15/09 "                   3,724,000         3,471,014
   5.500% due 02/16/31 " # +              48,000,000        45,299,880
   6.500% due 11/25/23 "                     787,120           732,619
   7.422% due 09/01/19 " +                 9,722,638         9,574,927
   7.430% due 10/01/20 " +                 5,941,591         5,836,700
   7.430% due 08/01/21 "                     247,681           249,509
   7.430% due 07/01/22 " +                 6,100,382         6,017,455
   7.430% due 02/01/23 "                     346,071           348,701
   7.430% due 10/01/23 " +                 8,730,286         8,694,138

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                         Principal           Market
                                           Amount             Value
                                           ------             -----

   7.430% due 12/01/23 " +               $5,689,841        $5,581,393
   7.500% due 01/15/23 "                 16,345,393        16,682,614
   7.500% due 09/20/26 "                  2,731,019         2,782,401
   7.500% due 01/15/27 "                  8,391,797         8,656,642
   8.227% due 05/01/23 "                    114,188           116,224
   9.000% due 11/01/01 "                      2,028             2,033
   9.000% due 10/01/02 "                     10,709            10,887
   9.000% due 12/01/04 "                     14,876            15,442
                                                       ---------------
                                                          114,072,579
                                                       ---------------
Federal National Mortgage Association - 5.13%

   5.750% due 04/15/03 "                  1,300,000         1,305,181
   6.196% due 04/01/27 "                  1,706,158         1,725,794
   6.500% due 09/01/05 "                  3,307,916         3,317,042
   6.625% due 11/15/10 " #               35,200,000        36,971,123
   6.625% due 11/15/30 "                  9,800,000        10,338,980
   7.061% due 06/01/27 "                  2,267,252         2,283,042
   7.500% due 01/16/31 " #               21,000,000        21,308,490
   7.758% due 01/01/23 "                  1,522,347         1,562,951
   7.796% due 01/01/25 "                    511,827           527,676
   8.000% due 04/01/30 "                    575,454           589,144
   8.000% due 05/01/30 "                  1,077,954         1,103,597
   8.000% due 08/01/30 "                  1,060,100         1,085,320
   8.000% due 09/01/30 "                    224,360           229,698
   8.248% due 12/01/22 "                    416,059           424,261
   8.367% due 11/01/23 "                     52,558            53,054
                                                       ---------------
                                                           82,825,353
                                                       ---------------
Government National Mortgage Association - 39.23%

   6.000% due 01/23/31 " #               41,500,000        40,267,865
   6.500% due 01/20/29 "                 13,514,345        12,205,197
   6.500% due 11/15/33 "                  3,126,513         3,099,200
   6.650% due 06/15/02 "                 12,597,500        12,501,871
   6.650% due 10/15/40 " + #                563,800           548,472
   7.125% due 11/20/23 "                  3,760,998         3,790,085
   7.125% due 10/20/24 "                    872,461           879,074
   7.125% due 11/20/26 "                  4,248,145         4,279,417
   7.125% due 12/20/26 "                    468,447           471,895
   7.375% due 03/20/24 "                    896,128           904,303
   7.375% due 02/20/27 "                    653,069           658,804
   7.500% due 11/20/30 "                    810,000           823,924
   7.500% due 01/23/31 " #              412,000,000       419,089,045
   7.750% due 07/20/25 "                    871,597           884,996
   7.750% due 07/20/26 "                  2,996,814         3,042,180
   8.500% due 01/23/31 " #              125,000,000       128,945,000
   9.000% due 02/15/17 "                     34,862            36,596
   9.000% due 02/15/20 "                    150,748           158,040
   9.000% due 04/15/20 "                     43,064            45,147
   9.500% due 08/15/17 "                     18,634            20,021
   9.500% due 04/15/18 "                      2,303             2,472
   9.500% due 09/15/18 "                     13,889            14,909
   10.000% due 05/15/19 "                    13,784            14,847
   10.000% due 07/15/22 "                   138,624           149,316
   10.000% due 02/15/25 "                   139,881           150,689
                                                       ---------------
                                                          632,983,365
                                                       ---------------

Total Mortgage-Backed Securities
   (Cost $1,023,785,796)                                1,029,689,892
                                                       ---------------

OTHER ASSET-BACKED SECURITIES - 5.34%

AESOP Funding II LLC
     6.140% due 05/20/06 " -              2,500,000         2,483,813
Conseco Financial Securitization
     Corp Inc
     7.350% due 10/15/30 "               19,289,947        19,739,113
ContiMortgage Home Equity Loan
     Trust
     6.470% due 12/25/13 "                3,000,000         2,974,065
Cross Country Master Credit Card Trust
     7.126% due 06/15/06 " -              6,700,000         6,700,000
Discover Card Master Trust
     5.650% due 11/16/04 "                  180,000           179,100
Ford Credit Auto Owner Trust
     5.770% due 11/15/01 "                1,081,064         1,081,383
     7.120% due 07/19/04 "               21,000,000        20,941,956
Green Tree Financial
     6.860% due 07/15/29 "                1,826,656         1,805,476
     7.300% due 12/15/26 "                  219,270           211,323
     7.900% due 04/15/27 "                  250,000           132,108
IMC Home Equity Loan Trust
     6.340% due 08/20/29 "                2,500,000         2,482,173
MBNA Master Credit Card Trust
     6.400% due 01/18/05 "                  160,000           161,400
     6.600% due 11/15/04 "                  180,000           182,010
Option One Mortgage Securities Corp
     10.800% due 12/26/29 " + -             636,046           653,335
PP&L Transition BD LLC
     6.080% due 03/25/03 "                1,331,869         1,330,184
     6.410% due 12/26/03 "                1,000,000           999,115
     6.600% due 03/25/05 "                1,000,000         1,008,435
     6.720% due 12/26/05 "                1,000,000         1,013,062
     6.830% due 03/25/07 "                1,000,000         1,019,872
Providian Gateway Master Trust
     6.900% due 03/16/09 " + -            7,500,000         7,500,000
Residential Asset Securities Corp
     6.920% due 10/25/27 "                  150,435           150,395
Salomon Brothers Mtg Services VII Inc
     6.855% due 02/25/27 "                1,030,000         1,030,103
     7.199% due 11/15/29 "                9,000,000         9,026,397
The Money Store Home Equity
     6.040% due 08/15/17 "                   71,107            70,922
     7.800% due 10/15/21 "                   38,564            38,586
West Pennsylvania Funding LLC
     6.320% due 06/25/03 "                3,120,569         3,117,339
WFS Financial Owner Trust
     5.550% due 02/20/03 "                  206,046           205,628
                                                       ---------------
Total Other Asset-Backed Securities
     (Cost $85,237,062)                                    86,237,293
                                                       ---------------
U.S. TREASURY INFLATION-INDEXED BONDS - 2.96%

     3.375% due 01/15/07 #               30,935,756        30,370,219
     3.625% due 07/15/02 # **            17,442,214        17,474,936
                                                       ---------------
Total U.S. Treasury Inflation-Indexed Bonds
     (Cost $47,568,542)                                    47,845,155
                                                       ---------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                          Principal           Market
                                           Amount             Value
                                           ------             -----


U.S. TREASURY BONDS - 17.71%

   0.000% due 05/15/13 #                 $10,660,000       $5,436,099
   6.250% due 05/15/30                     5,000,000        5,583,595
   7.125% due 02/15/23 #                  18,050,000       21,523,168
   8.125% due 05/15/21 #                  93,000,000      121,467,393
   8.750% due 08/15/20 #                  16,800,000       23,092,167
   8.875% due 08/15/17                     9,200,000       12,506,981
   8.875% due 02/15/19                    66,000,000       90,712,248
   9.250% due 02/15/16                     3,900,000        5,381,708
                                                       ---------------
Total U.S. Treasury Bonds
   (Cost $274,519,404)                                    285,703,359
                                                       ---------------
U.S. TREASURY STRIPPED - 2.42%

   0.000% due 02/15/15                       400,000          182,390
   0.000% due 11/15/18                    23,650,000        8,633,740
   0.000% due 05/15/20                    51,900,000       17,312,127
   0.000% due 11/15/24                     4,000,000        1,043,456
   0.000% due 08/15/25                    17,870,000        4,511,335
   0.000% due 08/15/26                    16,440,000        3,934,503
   0.000% due 11/15/26                     7,940,000        1,878,874
   0.000% due 08/15/27                     7,150,000        1,630,908
                                                       ---------------
Total U.S. Treasury Stripped
   (Cost $35,602,780)                                      39,127,333
                                                       ---------------
FOREIGN BONDS - 5.94%

Australia - 0.44%

Australia & New Zealand Banking Group
   6.930% due 02/28/07                     7,000,000        6,988,905
                                                       ---------------
Bermuda - 0.01%

Global Crossing Holdings Ltd
   9.125% due 11/15/06                       250,000          240,625
                                                       ---------------
Canada - 0.07%

Hydro Quebec
   8.625% due 06/15/29                     1,000,000        1,190,381
                                                       ---------------
Germany - 1.17%

Deutsche Telekom International
  Financial
   7.750% due 06/15/05                    18,540,000       18,931,491
                                                       ---------------
Ireland - 0.06%

Allied Irish Banks
   7.028% due 09/07/06                     1,000,000        1,006,448
                                                       ---------------
Japan - 0.86%

Bank of Tokyo
   8.400% due 04/15/10                    13,000,000       13,874,783
                                                       ---------------
Mexico - 0.59%

Petroleos Mexicanos
   8.407% due 07/15/05 -                   9,000,000        9,045,000
   9.500% due 09/15/27                       220,000          227,150
TFM SA De CV
   0.000% due 06/15/09                       280,000          207,900
                                                       ---------------
                                                            9,480,050
                                                       ---------------
Norway - 0.06%

Norsk Hydro A/S
   7.150% due 01/15/29                     1,000,000          958,883
                                                       ---------------
Panama - 0.50%

Banco LatinoAmericano De Exportaciones
   6.950% due 03/05/01 -                   8,100,000        8,089,470
                                                       ---------------
South Korea - 1.72%

Export Import Bank Korea
   6.500% due 11/15/06                     3,600,000        3,493,411
Korea Development Bank
   1.875% due 02/13/02
   (Principal in Japanese Yen)           135,000,000        1,176,966
   7.125% due 09/17/01                     3,500,000        3,506,940
   7.375% due 09/17/04                     6,330,000        6,352,263
   7.900% due 02/01/02                    10,100,000       10,163,701
Korea National Housing
   9.313% due 05/23/01                     3,000,000        3,060,000
                                                       ---------------
                                                           27,753,281
                                                       ---------------
United Kingdom - 0.46%

Orange PLC
   8.750% due 06/01/06                     1,000,000        1,025,000
Pegasus Aviation
   6.300% due 03/25/29 -                   5,675,382        5,644,316
Telewest Communications PLC
   0.000% due 04/15/04                       500,000          236,250
   0.000% due 02/01/05                       250,000          113,750
   11.000% due 10/01/07                      375,000          335,625
                                                       ---------------
                                                            7,354,941
                                                       ---------------
Total Foreign Bonds
   (Cost $93,953,856)                                      95,869,258
                                                       ---------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                          Principal           Market
                                           Amount             Value
                                           ------             -----

FOREIGN GOVERNMENT BONDS - 12.37%

Austria - 0.17%

Republic of Austria
   5.250% due 01/15/10 #
   (Principal in Euro)                    $2,800,000       $2,685,099
                                                       ---------------
Brazil - 0.58%

Republic of Brazil
   7.000% due 01/01/01                     1,500,600        1,500,600
   7.375% due 04/15/06                     8,316,000        7,787,176
                                                       ---------------
                                                            9,287,776
                                                       ---------------
Canada - 0.19%

Quebec Province
   7.500% due 07/15/23                     2,495,000        2,655,019
Saskatchewan Province
   8.500% due 07/15/22                       340,000          405,147
                                                       ---------------
                                                            3,060,166
                                                       ---------------
Germany - 11.10%

Bundesrepublic Deutschland
   5.250% due 01/04/11 #                 175,200,000      169,360,477
   5.625% due 01/04/28 #                   3,500,000        3,382,685
   6.250% due 01/04/24 #                   1,020,000        1,058,081
   6.250% due 01/04/30 #                   2,710,000        2,855,997
   6.500% due 07/04/27 #                   2,240,000        2,410,353
                                                       ---------------
   (All principals in Euro)                               179,067,593
                                                       ---------------
Mexico - 0.14%

United Mexican States
   8.500% due 02/01/06                     2,300,000        2,328,750
                                                       ---------------
Panama - 0.07%

Republic of Panama
   7.875% due 02/13/02                       210,000          208,237
   7.930% due 05/10/02                       579,308          575,676
   10.750% due 05/15/20                      290,000          286,375
                                                       ---------------
                                                            1,070,288
                                                       ---------------
Peru - 0.03%

Republic of Peru
   3.750% due 03/07/17                       950,000          559,482
                                                       ---------------
Qatar - 0.03%

State of Qatar
   9.500% due 05/21/09                       230,000          245,219
   9.750% due 06/15/30 -                     160,000          160,400
                                                       ---------------
                                                              405,619
                                                       ---------------
South Africa - 0.06%

Republic of South Africa
   9.125% due 05/19/09                     1,000,000        1,027,500
                                                       ---------------
Total Foreign Government Bonds
   (Cost $193,300,580)                                    199,492,273
                                                       ---------------
MUNICIPAL BONDS - 0.45%

DeKalb County Georgia
   5.125% due 10/01/31                       800,000          783,560
Illinois Health Department
   6.125% due 11/15/22                     1,000,000        1,012,830
Long Island Power Authority
   5.250% due 12/01/26                     1,500,000        1,476,960
Minnesota Agric & Econ Development
   6.375% due 11/15/29                     1,000,000        1,038,466
NY Dorm Mental Hospital
   5.250% due 08/15/30                     3,000,000        2,973,081
                                                       ---------------
Total Municipal Bonds
   (Cost $7,250,865)                                        7,284,897
                                                       ---------------
CALL OPTIONS - 0.00%

CBOT U.S. Treasury 2-Year Note March Future
   Strike @ 108 Exp. 03/17/01
   700 Contracts                           1,400,000           21,875

OTC U.S. Treasury 2-Year Note
   Strike @ 104.5 Exp. 03/15/01
   12,000 Contracts                      120,000,000           18,750
                                                       ---------------
Total Call Options
   (Cost $44,384)                                              40,625
                                                       ---------------

                                                             Value
                                                             -----
SHORT-TERM INVESTMENTS - 1.80%

COMMERCIAL PAPER - 0.84%

Williams Cos Inc
   7.231% due 04/10/01 +                  13,500,000       13,505,400
                                                       ---------------

Total Commercial Paper                                     13,505,400
                                                       ---------------
U.S. TREASURY BILL - 0.11%

   6.155% due 02/01/01 **                  1,760,000        1,750,890
                                                       ---------------
Total U.S. Treasury Bill                                    1,750,890
                                                       ---------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                           Principal
                                            Amount           Value
                                            ------           -----

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.85%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $13,725,002; collateralized by
   U.S. Treasury Bonds--market value
   $13,994,027 and due  02/15/21)        $13,717,000       $13,717,000
                                                        ---------------

Total Securities Held Under Repurchase
   Agreement                                                13,717,000
                                                        ---------------
Total Short-Term Investments
   (Cost $28,969,677)                                       28,973,290
                                                        ---------------
TOTAL INVESTMENTS - 164.40%
   (Cost $2,625,948,077)                                 2,652,976,286

OTHER ASSETS AND
LIABILITIES, NET - (64.40%)                             (1,039,228,727)
                                                        ---------------

NET ASSETS - 100.00%                                    $1,613,747,559
                                                        ===============

Notes to Schedule of Investments
--------------------------------

(a) Securities with an approximate aggregate market value of $6,408,998 have been segregated with the custodian to cover margin requirements for the following open futures contracts at December 31, 2000:

                                                            Unrealized
                                            Number of      Appreciation
                 Type                       Contracts     (Depreciation)
   ---------------------------------------------------------------------
   Euro-Bond Futures (03/01)                    17           ($36,550)
   Muni-Bond Futures (03/01)                    16             32,025
   RXH Euro-Bond Futures (03/01)               769            381,210
   U.S. Treasury 2-Year Notes (03/01)        1,311         (2,955,795)
   U.S. Treasury 10-Year Notes (03/01)         726         (1,474,691)
   U.S. Treasury 30-Year Notes (03/01)         289           (105,103)
                                                          -----------
                                                          ($4,158,904)
                                                          ===========

(b) Swap agreements outstanding at December 31, 2000:

                                           Notional        Unrealized
             Type                           Amount        Depreciation
--------------------------------------------------------------------------------
Receive the 30-year Swap Spread and pay a fixed spread at 1.1120%. The 30-year Swap Spread is the difference between the 30-year Swap Rate and the 30-year Treasury Rate.

Broker: Goldman Sachs
Exp. 02/16/05                             $20,000,000       ($307,064)

Receive floating rate based on 6-month JY-LIBOR and pay fixed rate equal to 1.6692%.

Broker: Goldman Sachs
Exp. 05/18/07                        JY 2,375,000,000        (532,458)

Receive floating rate based on 6-month ED-LIBOR plus
0.4990% and pay fixed rate equal to 6.0000%.

Broker: J.P. Morgan
Exp. 01/04/09                            ED 4,750,000        (184,721)

Receive floating rate based on 6-month ED-LIBOR minus
0.5400% and pay fixed rate equal to 6.2500%.

Broker: J.P. Morgan
Exp. 01/04/24                            ED 1,020,000         (19,206)

Receive floating rate based on 6-month ED-LIBOR and pay fixed rate equal to 6.1750%.

Broker: Goldman Sachs
Exp. 05/22/30                            ED 3,580,000        (122,935)
                                                        -------------
                                                          ($1,166,384)
                                                        =============

(c) Transactions in options for the year ended December 31, 2000, were as follows:

                                           Number of
                                           Contracts         Premium
----------------------------------------------------------------------
Outstanding, December 31, 1999               2,602         $1,081,871
Options Written                             18,499          2,548,028
Options Expired                              6,553          2,072,603
Options Cancelled in Closing Purchases      11,920          1,068,457
                                       -------------------------------
Outstanding, December 31, 2000               2,628           $488,839
                                       ===============================

See Notes to Financial Statements

PACIFIC SELECT FUND
MANAGED BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

(d) Premiums received on written options:

                                    Number of
            Type                    Contracts              Premium        Value
-------------------------------------------------------------------------------
Call - CBOT U.S. Treasury 10-Year Note March Futures
 Strike @ 105.00 Exp 03/17/01            85               $43,637       $82,344

Call - CBOT U.S. Treasury 20-Year Bond March Futures
 Strike @ 108.00 Exp 03/17/01         1,135               187,731       354,687

Put - CBOT U.S. Treasury 10-Year Note March Futures
 Strike @ 100.00 Exp 03/17/01           273                81,613        12,797

Put - CBOT U.S. Treasury 20-Year Bond March Futures
 Strike @ 102.00 Exp 03/17/01         1,135               175,858       478,828
                                                        -----------------------
                                                         $488,839      $928,656
                                                        =======================

(e) Forward foreign currency contracts outstanding at December 31, 2000, were summarized as follows:

                                Principal
Contracts                        Amount                          Unrealized
to Buy or                      Covered by        Expiration      Appreciation
 to Sell       Currency         Contracts          Month        (Depreciation)
-------------------------------------------------------------------------------
  Sell            CD              3,350,000        03/01            ($26,197)
  Sell            ED                688,000        02/01             (57,086)
   Buy            JY            783,499,000        01/01            (498,704)
  Sell                        1,021,114,000        01/01             192,544
                                                                 -----------
                                                                   ($389,443)
                                                                 ===========

(f) Notional and principal amount denoted in the indicated currency:
   CD - Canadian Dollar
   ED - Euro Dollar
   JY  - Japanese Yen

(g) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                   $2,625,921,955
                                 ==============

Aggregate gross unrealized
appreciation
for all investments in which
there was an
excess of value over tax cost       $42,375,615

Aggregate gross unrealized
depreciation
for all investments in which
there was an
excess of tax cost over value       (15,347,406)
                                 --------------

Net unrealized appreciation         $27,028,209
                                 ==============

See Notes to Financial Statements

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                          Principal
                                            Amount           Value
                                            ------           -----

SHORT-TERM INVESTMENTS - 90.91%

COMMERCIAL PAPER - 76.77%

Alcoa Inc
   6.500% due 01/24/01                    $16,225,000      $16,157,621
   6.550% due 01/25/01                     20,500,000       20,410,483
Alliant Energy Corp
   6.530% due 01/30/01                     26,500,000       26,360,603
   6.540% due 01/24/01                     16,000,000       15,933,147
Alltel Corp
   6.530% due 01/22/01                     23,000,000       22,912,389
   6.530% due 01/26/01                     12,000,000       11,945,583
AT&T Corp
   6.630% due 06/14/01                     40,000,000       40,000,000
British Telecom PLC
   6.550% due 01/23/01                     17,250,000       17,180,952
Constellation Energy
   6.738% due 06/21/01                     10,000,000       10,000,000
Eastman Kodak Co
   6.500% due 01/03/01                     10,908,000       10,904,061
   6.500% due 01/10/01                     25,000,000       24,959,375
   6.510% due 01/26/01                     10,000,000        9,954,792
First Data Corp
   6.440% due 02/02/01                     30,000,000       29,828,267
Ford Motor Credit
   6.510% due 01/04/01                     13,000,000       12,992,947
   6.580% due 01/08/01                     15,000,000       14,980,808
   6.780% due 08/27/01                     10,000,000       10,004,299
Fortune Brands Inc
   6.510% due 01/19/01                     30,000,000       29,899,266
   6.520% due 01/10/01                     15,000,000       14,975,550
France Telecom
   6.550% due 01/19/01                     10,200,000       10,166,595
Gannett Co Inc
   6.500% due 01/19/01                     25,000,000       24,918,750
   6.560% due 01/05/01                     20,000,000       19,985,422
GMAC
   7.125% due 11/26/01                      5,000,000        5,013,926
Harley-Davidson Inc
   6.620% due 01/12/01                     16,010,000       15,977,615
Hertz Corp
   6.530% due 01/04/01                     40,000,000       39,978,233
Koch Industries
   6.450% due 01/02/01 -                   47,910,000       47,901,416
Motiva Enterprise
   6.530% due 01/18/01                     15,000,000       14,953,746
Newell Rubbermaid Inc
   6.550% due 01/05/01 -                   18,195,000       18,181,758
Parker-Hannifin Corp
   6.550% due 01/17/01 -                   10,300,000       10,270,016
   6.570% due 01/09/01 -                   15,000,000       14,978,100
SBC Communications Inc
   6.520% due 01/09/01                     30,000,000       29,956,533
   6.560% due 01/02/01                     15,000,000       14,997,267
Societe Generale
   6.530% due 01/08/01 -                   25,000,000       24,968,257
   6.530% due 01/10/01 -                   18,400,000       18,369,962
Unilever Capital Corp
   6.683% due 09/07/01                     40,000,000       40,000,000
USA Education Inc
   6.600% due 01/03/01                      6,000,000        5,997,800
Verizon Global Funding Corp
   6.520% due 01/04/01                     30,000,000       29,983,700
   6.520% due 01/08/01                     15,000,000       14,980,983
Vodafone Group PLC
   6.550% due 01/23/01                     40,000,000       39,839,889
Wal-Mart Stores Inc
   5.955% due 06/01/01 -                   10,000,000        9,941,296
Walt Disney Co
   6.490% due 01/05/01                     40,000,000       39,971,156
Washington Post
   6.510% due 01/12/01 -                   20,000,000       19,960,217
   6.520% due 01/11/01 -                   24,300,000       24,255,990
Wisconsin Energy Corp
   6.430% due 02/16/01 -                   17,200,000       17,058,683
   6.540% due 01/18/01 -                   11,711,000       11,674,833
   6.580% due 01/12/01 -                   16,055,000       16,022,721
WPS Resources Corp
   6.500% due 01/31/01 -                   25,000,000       24,864,583
   6.550% due 01/10/01 -                   20,000,000       19,967,250
                                                         --------------

Total Commercial Paper                                     964,536,840
                                                         --------------

OTHER ASSET-BACKED SECURITIES - 5.67%

BMW Vehicle Lease Trust
   6.673% due 10/25/01                      7,707,514        7,707,514
Household Auto Trust
   6.792% due 09/17/01                     23,321,217       23,321,217
MMCA Automobile Trust
   6.728% due 08/15/01                      9,799,365        9,799,365
Navistar Financial Corp
   6.730% due 11/15/01                     13,959,323       13,959,323
Union Acceptance Corp
   6.729% due 09/10/01                     10,000,000       10,000,000
WFS Financial Inc
   6.910% due 05/20/01                      4,535,167        4,535,167
World Omni Auto
   6.693% due 08/15/01                      1,929,308        1,929,308
                                                         --------------

Total Asset-Backed Securities                               71,251,894
                                                         --------------

U.S. GOVERNMENT AGENCY ISSUES - 8.47%

Federal Farm Credit Bank
   6.080% due 03/22/01                     45,000,000       44,392,000
Federal National Mortgage Association
   6.280% due 05/17/01                      7,000,000        7,000,000

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
MONEY MARKET PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                  Principal
                                    Amount           Value
                                    ------           -----
Student Loan Marketing
Association
   6.289% due 02/15/01           $25,000,000        $25,000,000
   6.419% due 03/09/01            30,000,000         30,003,015
                                                ----------------
Total U.S. Government Agency Issues                 106,395,015
                                                ----------------


SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase
   price of $31,018; collateralized
   by U.S. Treasury Bonds--market
   value $34,445 and due 02/15/20)    31,000             31,000
                                                ----------------
Total Securities Held Under Repurchase
 Agreement                                               31,000
                                                ----------------
Total Short-Term Investments
   (Cost $1,142,214,749)                          1,142,214,749
                                                ----------------
TOTAL INVESTMENTS - 90.91%
   (Cost $1,142,214,749)                          1,142,214,749

OTHER ASSETS AND
LIABILITIES, NET - 9.09%                            114,143,406
                                                ----------------
NET ASSETS - 100.00%                             $1,256,358,155
                                                ================
See Notes to Financial Statements

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                               Market
                                                Shares         Value
                                                ------         -----
CONVERTIBLE PREFERRED STOCKS - 0.96%

Consumer Discretionary - 0.75%

CSC Holdings Inc                              12,448        $1,322,600
Primedia Inc 'H'                              25,000         1,878,125
                                                          -------------
                                                             3,200,725
                                                          -------------
Utilities - 0.21%

Adelphia Communications Corp                  10,000           892,500
                                                          -------------
Total Convertible Preferred Stocks
   (Cost $4,124,426)                                         4,093,225
                                                          -------------
COMMON STOCK WARRANT - 0.00%

Utilities - 0.00%

Metricom Inc *                                 3,000             1,500
                                                          -------------
Total Common Stock Warrant
   (Cost $0)                                                     1,500
                                                          -------------

                                         Principal
                                           Amount
                                           ------
CORPORATE BONDS & NOTES - 73.90%

Autos & Transportation - 3.67%

Accuride Corp
   9.250% due 02/01/08                    $4,500,000         2,733,750
Amtran Inc
   9.625% due 12/15/05                     3,000,000         2,505,000
   10.500% due 08/01/04                    1,000,000           891,250
Delco Remy International Inc
   10.625% due 08/01/06                    2,000,000         1,690,000
Hayes Lemmerz International Inc
   8.250% due 12/15/08                     1,500,000           975,000
Hayes Wheels International Inc
   9.125% due 07/15/07                     2,500,000         1,662,500
Holt Group Inc
   9.750% due 01/15/06                       700,000            31,500
Northwest Airlines Corp
   7.625% due 03/15/05                     2,000,000         1,830,000
SpectraSite Holdings Inc
   10.750% due 03/15/10                    3,500,000         3,263,750
                                                          -------------
                                                            15,582,750
                                                          -------------
Consumer Discretionary - 24.17%

Allied Waste Industries Inc
   7.875% due 01/01/09                     2,500,000         2,331,250
   10.000% due 08/01/09                    4,000,000         3,770,000
Anvil Knitwear
   10.875% due 03/15/07                    1,000,000           855,000
Capstar Hotel Co
   8.750% due 08/15/07                     1,500,000         1,398,750


                                           Principal         Market
                                             Amount           Value
                                             ------           -----
CKE Restaurants Inc
   9.125% due 05/01/09                    $1,500,000          $855,000
CSC Holdings Inc
   9.250% due 11/01/05                     2,000,000         2,050,000
CUC International Inc
   3.000% due 02/15/02                     4,000,000         3,745,000
EchoStar Communications Corp
   10.375% due 10/01/07 -                  4,000,000         3,950,000
Exodus Communications Inc
   11.625% due 07/15/10 -                  3,000,000         2,685,000
Ferrellgas Partners
   9.375% due 06/15/06                     2,000,000         1,870,000
Foodmaker Inc
   8.375% due 04/15/08                     3,000,000         2,835,000
Fox Family Worldwide
   9.250% due 11/01/07                     3,000,000         2,970,000
Garden State Newspapers Inc
   8.625% due 07/01/11                     1,500,000         1,357,500
   8.750% due 10/01/09                     2,000,000         1,750,000
Globalstar/LP Capital Corp
   10.750% due 11/01/04 -                  1,500,000           195,000
   11.375% due 02/15/04                    2,250,000           247,500
Gray Communications Systems
   10.625% due 10/01/06                    1,000,000           972,500
Harrahs Operating Co Inc
   7.875% due 12/15/05                     2,000,000         1,995,000
HMH Properties Inc
   7.875% due 08/01/08                     2,000,000         1,930,000
Hollywood Park Inc
   9.250% due 02/15/07                     1,000,000         1,015,000
Host Marriott Corp
   8.375% due 02/15/06                     1,000,000           975,000
Hovnanian Enterprises Inc
   10.500% due 10/01/07 -                  1,000,000           930,000
International Game Technology
   8.375% due 05/15/09                     4,000,000         4,010,000
Iron Mountain Inc
   10.125% due 10/01/06                    2,000,000         2,080,000
John Q Hammons Hotels LP
   8.875% due 02/15/04                       500,000           455,000
   9.750% due 10/01/05                     3,000,000         2,730,000
Loral Space & Communications
   9.500% due 01/15/06                     2,000,000         1,350,000
Mandalay Resort Group
   10.250% due 08/01/07                    1,000,000           992,500
MGM Grand Inc
   9.750% due 06/01/07                     4,000,000         4,200,000
Mohegan Tribal Gaming Authority
   8.750% due 01/01/09                     1,500,000         1,505,625
Nebraska Book Co Inc
   8.750% due 02/15/08                     4,000,000         3,300,000
Pegasus Communications Corp
   9.625% due 10/15/05                     2,000,000         1,870,000
   9.750% due 12/01/06                     2,500,000         2,337,500
Premier Parks Inc
   9.250% due 04/01/06                     2,500,000         2,412,500
   9.750% due 06/15/07                     2,500,000         2,437,500

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                         Principal          Market
                                           Amount           Value
                                           ------           -----
Prime Hospitality Inc
   9.750% due 04/01/07                    $3,000,000        $3,030,000
Primedia Inc
   8.500% due 02/01/06                     2,500,000         2,437,500
Rent A Center Inc
   11.000% due 08/15/08                    4,000,000         3,905,000
Rose Hills Acquisition Corp
   9.500% due 11/15/04                     3,500,000         1,767,500
SBA Communications Corp
   0.000% due 03/01/03                     2,000,000         1,560,000
Sinclair Broadcast Group 'A'
   8.750% due 12/15/07                     1,000,000           900,000
   9.000% due 07/15/07                     3,000,000         2,760,000
Stater Brothers Holdings Inc
   10.750% due 08/15/06                    3,000,000         2,475,000
Station Casinos Inc
   8.875% due 12/01/08                     3,000,000         2,955,000
   9.875% due 07/01/10                     1,500,000         1,546,875
   10.125% due 03/15/06                    1,000,000         1,040,000
Sun International Hotels
   8.625% due 12/15/07                     1,000,000           912,500
   9.000% due 03/15/07                     3,750,000         3,487,500
T/SF COMM Corp
   10.375% due 11/01/07                    1,000,000           835,000
URS Corp
   12.250% due 05/01/09                    2,000,000         2,017,500
Young America Corp
   11.625% due 02/15/06                    2,000,000           712,500
                                                          -------------
                                                           102,705,000
                                                          -------------
Consumer Staples - 2.60%

Aurora Foods Inc
   9.875% due 02/15/07                     2,900,000         2,080,750
Carrols Corp
   9.500% due 12/01/08                     2,500,000         1,631,250
Chiquita Brands International Inc
   9.125% due 03/01/04                       500,000           152,500
   10.250% due 11/01/06                    1,500,000           457,500
Eagle Family Foods Inc
   8.750% due 01/15/08                     3,000,000         1,515,000
Imperial Holly Corp
   9.750% due 12/15/07                     2,000,000           280,000
Riverwood International Corp
   10.250% due 04/01/06                    2,000,000         2,005,000
   10.625% due 08/01/07                    1,000,000         1,005,000
Sleepmaster LLC
   11.000% due 05/15/09                    2,500,000         1,931,250
                                                          -------------
                                                            11,058,250
                                                          -------------
Financial Services - 3.81%

Bank United Corp
   8.875% due 05/01/07                     2,000,000         2,006,250
Bear Island
   10.000% due 12/01/07                    2,000,000         1,790,000
PTC International Finance
   11.250% due 12/01/09                    1,500,000         1,432,500
Sovereign Bancorp Inc
   10.250% due 05/15/04                    1,000,000           990,000
   10.500% due 11/15/06                    2,500,000         2,475,000
Sovereign REIT
   12.000% due 08/29/49                       22,000         1,804,000
United Rentals Inc
   9.000% due 04/01/09                     4,000,000         3,020,000
Willis Corroon Corp
   9.000% due 02/01/09                     3,000,000         2,685,000
                                                          -------------
                                                            16,202,750
                                                          -------------
Health Care - 1.82%

Tenet Healthcare Corp
   8.125% due 12/01/08                     1,000,000         1,015,000
   8.625% due 01/15/07                     3,000,000         3,086,250
   9.250% due 09/01/10                     1,000,000         1,091,250
Total Renal Care Holdings
   7.000% due 05/15/09                     3,000,000         2,527,500
                                                          -------------
                                                             7,720,000
                                                          -------------
Integrated Oils - 1.31%

Giant Industries
   9.750% due 11/15/03                     2,000,000        1,970,000
Tesoro Petroleum Corp
   9.000% due 07/01/08                     3,750,000        3,618,750
                                                         -------------
                                                            5,588,750
                                                         -------------
Materials & Processing - 7.96%

AK Steel Holding Corp
   7.875% due 02/15/09                     2,000,000        1,785,000
   9.125% due 12/15/06                     1,000,000          935,000
Atrium Cos Inc
   10.500% due 05/01/09                    4,000,000        3,120,000
Grant Prideco Inc
   9.625% due 12/01/07 -                   1,500,000        1,556,250
Ispat Inland LP Senior Security Credit 'B'
   8.870% due 07/14/05                     2,443,844        1,759,568
Ispat Inland LP Senior Security Credit 'C'
   9.371% due 07/14/06                     2,443,844        1,759,568
Lyondell Chemical Co
   9.625% due 05/01/07                     4,000,000        3,890,000
Morrison Knudsen Corp
   11.000% due 07/01/10 -                  5,000,000        3,825,000
Nortek Inc
   8.875% due 08/01/08                     3,375,000        3,003,750
P&L Coal Holdings
   8.875% due 05/15/08                     3,000,000        3,037,500
   9.625% due 05/15/08                     2,000,000        2,002,500
Polymer Group Inc
   9.000% due 07/01/07                     3,000,000        1,995,000
Resolution Performance
   13.500% due 11/15/10 -                  1,500,000        1,545,000



See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                         Principal          Market
                                           Amount           Value
                                           ------           -----
Ryerson Tull Inc
   9.125% due 07/15/06                    $1,000,000          $840,000
Wesco Distributor
   9.125% due 06/01/08                     3,000,000         2,655,000
Wheeling Pittsburgh Corp
   9.250% due 11/15/07                     3,000,000           112,500
                                                          -------------
                                                            33,821,636
                                                          -------------
Other Energy - 5.85%

AES Corp
   8.000% due 12/31/08                     1,000,000           917,500
   8.500% due 11/01/07                     2,500,000         2,428,125
   10.250% due 07/15/06                    4,000,000         4,145,000
Calpine Corp
   8.750% due 07/15/07                     1,000,000           963,396
   10.500% due 05/15/06                    1,500,000         1,534,141
Chesapeake Energy Co
   9.625% due 05/01/05                     5,000,000         5,168,750
Comstock Resources Inc
   11.250% due 05/01/07                    2,000,000         2,085,000
DI Industries
   8.875% due 07/01/07                     2,750,000         2,681,250
HS Resources Inc
   9.250% due 11/15/06                       500,000           505,000
   9.875% due 12/01/03                     2,350,000         2,385,250
Pride Petroleum Services
   9.375% due 05/01/07                     2,000,000         2,070,000
                                                          -------------
                                                            24,883,412
                                                          -------------
Producer Durables - 4.98%

BE Aerospace Inc
   9.875% due 02/01/06                     2,500,000         2,518,750
Blount Inc
   13.000% due 08/01/09                    2,500,000         1,937,500
Columbus McKinnon Corp
   8.500% due 04/01/08                     3,500,000         2,773,750
Crown Castle International Corp
   0.000% due 05/15/04                     4,000,000         2,710,000
Graham Packaging Co
   9.845% due 01/15/08                     3,500,000         2,082,500
L-3 Communications Holdings Inc
   8.000% due 08/01/08                     1,500,000         1,387,500
   8.500% due 05/15/08                     3,500,000         3,333,750
Portola Packing Inc
   10.750% due 10/01/05                    2,000,000         1,550,000
Standard Pacific Corp
   9.500% due 09/15/10                     3,000,000         2,853,750
                                                          -------------
                                                            21,147,500
                                                          -------------
Technology - 1.25%

Globix Corp
   12.500% due 02/01/10                    1,500,000           562,500
Metricom Inc
   13.000% due 02/15/10                    1,000,000           505,000
Metromedia Fiber Network Inc
   10.000% due 11/15/08                    1,500,000         1,252,500
   10.000% due 12/15/09                    1,500,000         1,252,500
Orion Network
   11.250% due 01/15/07                    1,250,000           518,750
PSINet Inc
   10.000% due 02/15/05                    3,000,000           795,000
   10.500% due 12/01/06                      500,000           132,500
   11.500% due 11/01/08                    1,000,000           275,000
                                                          -------------
                                                             5,293,750
                                                          -------------
Utilities - 16.48%

Adelphia Communications Corp
   8.375% due 02/01/08                     3,000,000         2,595,000
   10.875% due 10/01/10                    1,000,000           970,000
Advanstar Communications
   9.250% due 05/01/08                     3,500,000         3,556,875
Alamosa PCS Holdings Inc
   0.000% due 02/15/05                     3,000,000         1,410,000
Asia Global Crossing Ltd
   13.375% due 10/15/10 -                  3,500,000         3,036,250
BTI Telecom Corp
   10.500% due 09/15/07                    2,000,000           510,000
Call-Net Enterprises Inc
   9.375% due 05/15/09                     5,000,000         2,175,000
CFW Communication Co
   13.000% due 08/15/10                    4,000,000         2,820,000
Charter Communications Holdings
   8.625% due 04/01/09                     4,000,000         3,650,000
   10.000% due 04/01/09                    2,000,000         1,950,000
Fairpoint Communications
   12.500% due 05/01/10                    2,500,000         2,250,000
GT Group Telecom Inc Step-up
   0.000% due 02/01/10                     3,750,000         1,256,250
Hermes Euro Rail
   11.500% due 08/15/07                    2,000,000           830,000
Insight Midwest
   10.500% due 11/01/10 -                  1,000,000         1,042,500
Leap Wireless International Inc
   12.500% due 04/15/10                    3,500,000         2,047,500
Level 3 Communications Inc
   11.000% due 03/15/08                    4,000,000         3,540,000
McLeodUSA Inc
   9.250% due 07/15/07                     2,000,000         1,840,000
   11.500% due 05/01/09                    3,000,000         3,007,500
Nextel Communication Inc
   9.375% due 11/15/09                     5,500,000         5,142,500
   12.750% due 08/01/10 -                  4,500,000         3,611,250
NEXTLINK Communications Inc
   10.750% due 11/15/08                    1,000,000           830,000
   10.750% due 06/01/09                    2,000,000         1,650,000
NTL Inc
   0.000% due 04/01/03                     3,000,000         1,680,000
   0.000% due 02/01/06                     2,000,000         1,750,000
   0.000% due 02/15/07                     5,000,000         4,337,500
RCN Corp
   10.125% due 01/15/10                      500,000           257,500
Rogers Cantel Corp
   8.300% due 10/01/07                     3,000,000         2,985,000
   10.000% due 12/01/07                    1,000,000         1,055,000

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                          Principal         Market
                                           Amount           Value
                                           ------           -----
TeleCorp PCS Inc
   0.000% due 04/15/04                    $4,000,000        $2,755,000
   10.625% due 07/15/10                    2,250,000         2,295,000
Triton PCS Inc
   0.000% due 05/01/03                     3,000,000         2,385,000
Williams Communications Group Inc
   11.700% due 08/01/08                    1,000,000           805,000
                                                          -------------
                                                            70,025,625
                                                          -------------
Total Corporate Bonds & Notes
   (Cost $366,234,968)                                     314,029,423
                                                          -------------

CONVERTIBLE CORPORATE BONDS & NOTES - 0.58%

Producer Durables - 0.10%

FMC Corp
   6.750% due 01/16/05                       500,000           442,500
                                                          -------------
Technology - 0.30%

CommScope Inc
   4.000% due 12/15/06                     1,000,000           722,500
Conexant Systems Inc
   4.000% due 02/01/07                     1,000,000           548,750
                                                          -------------
                                                             1,271,250
                                                          -------------
Utilities - 0.18%

Rogers Corp
   2.000% due 11/26/05                     1,000,000           753,750
                                                          -------------

Total Convertible Corporate Bonds & Notes
   (Cost $2,544,884)                                         2,467,500
                                                          -------------

FOREIGN BONDS - 10.63%

Bermuda - 1.79%

Global Crossing Holdings Ltd
   9.125% due 11/15/06                     3,500,000         3,368,750
   9.500% due 11/15/09                     1,000,000           950,000
   9.625% due 05/15/08                     3,500,000         3,307,500
                                                          -------------
                                                             7,626,250
                                                          -------------
Bulgaria - 0.18%

Bulgaria IAB
   7.062% due 07/28/11                     1,000,000           754,200
                                                          -------------
Canada - 0.32%

MDC Corp
   10.500% due 12/01/06                    1,500,000         1,372,500
                                                          -------------
China - 0.23%

APP China Group Ltd
   14.000% due 03/15/10 -                  2,500,000           956,250
                                                          -------------
Germany - 1.58%

Callahan Nordrhein Westfalen
   14.000% due 07/15/10 -                  3,000,000         2,700,000
Ekabel Hessen GMB
   14.500% due 09/01/10 -                  3,000,000         2,550,000
Fresensius Med Care Capital Trust
   9.000% due 12/01/06                     1,500,000         1,443,750
                                                          -------------
                                                             6,693,750
                                                          -------------
Indonesia - 0.17%

Indah Kiat Pulp & Paper Corp
   10.000% due 07/01/07                    2,000,000           742,500
                                                          -------------
Mexico - 1.89%

Alestra SA De CV
   12.625% due 05/15/09                    2,000,000         1,605,000
Maxcom Telecomunicaciones
   13.750% due 04/01/07                    2,500,000         1,200,000
Monterrey Power SA
   9.625% due 11/15/09 -                   2,255,798         2,193,764
Pemex Project Funding
   9.125% due 10/13/10 -                   1,000,000           997,500
Petro Mexicanos
   9.500% due 09/15/27                     2,000,000         2,065,000
                                                          -------------
                                                             8,061,264
                                                          -------------
Netherlands - 1.48%

Kappa Beheer BV
   10.625% due 07/15/09                    1,000,000         1,025,000
United Pan Europe Communications NV
   10.875% due 11/01/07                    2,000,000         1,330,000
   10.875% due 08/01/09                    2,000,000         1,290,000
Versatel Telecom International BV
   13.250% due 05/15/08                    2,750,000         1,718,750
Versatel Telecom International NV
   11.250% due 03/30/10                    1,500,000           909,160
                                                          -------------
                                                             6,272,910
                                                          -------------
Philippines - 0.35%

Philippines Long Distance
   8.350% due 03/06/17                     1,000,000           631,202
   9.250% due 06/30/06                     1,000,000           859,047
                                                          -------------
                                                             1,490,249
                                                          -------------
Poland - 0.62%

Netia Holdings BV
   0.000% due 11/01/01                     3,000,000         1,815,000
   13.125% due 06/15/09                    1,000,000           805,000
                                                          -------------
                                                             2,620,000
                                                          -------------


See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                         Principal            Market
                                           Amount             Value
                                           ------             -----
Singapore - 0.69%

Flextronics International
   9.875% due 07/01/10                    $3,000,000        $2,940,000
                                                          -------------
United Kingdom - 1.33%

Swiss Life Finance
   2.000% due 05/20/03 -                     500,000           500,000
Telewest Communications PLC
   0.000% due 04/15/04                       750,000           354,375
   9.625% due 10/01/06                     4,000,000         3,460,000
   9.875% due 02/01/10                     1,000,000           875,000
   11.250% due 11/01/08                      500,000           448,750
                                                          -------------
                                                             5,638,125
                                                          -------------
Total Foreign Bonds
   (Cost $54,922,937)                                       45,167,998
                                                          -------------

FOREIGN GOVERNMENT BONDS - 2.64%

Argentina - 0.61%

Republic of Argentina
   7.625% due 03/31/05                     2,880,000         2,612,736
                                                          -------------
Brazil - 0.90%

Brazil 'C' Bond Var Brady
   8.000% due 04/15/14                     4,925,640         3,806,535
                                                          -------------
Russia - 0.78%

Russian Federation
   12.750% due 06/24/28                    4,000,000         3,322,400
                                                          -------------
Turkey - 0.21%

Republic of Turkey
   11.750% due 06/15/10                    1,000,000           912,500
                                                          -------------
Venezuela - 0.14%

Venezuela
   7.000% due 12/18/07                       714,280           574,424
                                                          -------------
Total Foreign Government Bonds
   (Cost $11,460,138)                                       11,228,595
                                                          -------------

--------------------------------------------------------------------------------

                                         Principal
                                           Amount              Value
                                           ------              -----
SHORT-TERM INVESTMENTS - 8.89%

COMMERCIAL PAPER - 8.89%

Harley-Davidson
   6.570% due 01/22/01 -                  $3,500,000        $3,486,586
   6.620% due 01/12/01 -                   4,000,000         3,991,909
Koch Industries
   6.450% due 01/02/01 -                   3,725,000         3,724,333
Newell Rubbermaid Inc
   6.550% due 01/05/01 -                   4,030,000         4,027,067
Parker Hannifin
   6.550% due 01/16/01 -                   3,600,000         3,590,175
USA Education
   6.600% due 01/03/01 -                   4,000,000         3,998,533
Virginia Electric Power
   6.570% due 01/08/01                     3,500,000         3,495,529
Vodafone AirTouch PLC
   6.550% due 01/02/01 -                   5,000,000         4,999,096
Wisconsin Energy Corp
   6.540% due 01/18/01 -                   4,000,000         3,987,647
WPS Resources
   6.550% due 01/10/01                     2,500,000         2,495,906
                                                          -------------

Total Commercial Paper                                      37,796,781
                                                          -------------

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 0.00%

State Street Bank and Trust Co
   5.250% due 01/02/01
   (Dated 12/29/00, repurchase
   price of $3,002; collateralized
   by U.S. Treasury Notes--market value
   $5,075 and due 10/31/01)                    3,000             3,000
                                                          -------------
Total Securities Held Under Repurchase
   Agreement                                                     3,000
                                                          -------------
Total Short-Term Investments
   (Cost $37,799,781)                                       37,799,781
                                                          -------------
TOTAL INVESTMENTS - 97.60%
   (Cost $477,087,134)                                     414,788,022

OTHER ASSETS AND
LIABILITIES, NET - 2.40%                                    10,179,307
                                                          -------------

NET ASSETS - 100.00%                                      $424,967,329
                                                          =============

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
HIGH YIELD BOND PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000
--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Swap agreement outstanding at December 31, 2000:

                                          Notional      Unrealized
                Type                       Amount      Appreciation
----------------------------------------------------------------------
Receive fixed rate equal to 14.0500% and the Portfolio will pay to the counterparty at par in the event of default of Versatel Telecom International NV 11.2500% due 03/30/10.

Broker: Morgan Stanley
Exp. 03/30/10                              $1,500,000        $145,000
                                                         =============

(b) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                           $477,087,134
                                                         =============

Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                              $3,240,950

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                             (65,540,062)
                                                         -------------

Net unrealized depreciation                              ($62,299,112)
                                                         =============

See Notes to Financial Statements

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                             Shares           Value
                                             ------           -----

COMMON STOCKS - 82.17%

Consumer Discretionary - 11.18%

AT&T Corp - Liberty Media Group 'A' *         139,300       $1,889,256
Costco Wholesale Corp *                       177,900        7,104,881
Federated Department Stores *                 245,700        8,599,500
Gillette Co                                   123,400        4,457,825
Kimberly-Clark Corp                           102,400        7,238,656
Mc Donalds Corp                               174,100        5,919,400
Target Corp                                   196,500        6,337,125
                                                          -------------
                                                            41,546,643
                                                          -------------
Consumer Staples - 8.60%

Coca-Cola Enterprises Inc                      49,800          946,200
Pepsi Bottling Group Inc                      174,100        6,953,119
Philip Morris Cos Inc                         149,600        6,582,400
Ralston Purina Group                          226,400        5,914,700
RJ Reynolds Tobacco Holdings                  132,600        6,464,250
Safeway Inc *                                  81,900        5,118,750
                                                          -------------
                                                            31,979,419
                                                          -------------
Financial Services - 21.00%

American Express Co                            59,000        3,241,312
American General Corp                          47,100        3,838,650
Bank of America Corp                          114,700        5,261,862
Bank of New York Co Inc                       141,300        7,797,994
Boston Properties Inc                          27,400        1,191,900
Chase Manhattan Corp                          143,900        6,538,457
Comerica Inc                                   63,500        3,770,312
Equity Office Properties                       61,400        2,003,175
FHLMC                                          73,700        5,076,087
FleetBoston Financial Corp                    184,300        6,922,770
Household International Inc                   112,600        6,193,000
MBNA Corp                                      92,200        3,405,637
Morgan Stanley Dean Witter Co                  74,900        5,935,825
SunTrust Banks Inc                             65,500        4,126,500
U.S. Bancorp                                  177,100        5,169,106
Washington Mutual Inc                         143,400        7,609,163
                                                          -------------
                                                            78,081,750
                                                          -------------
Health Care - 1.99%

American Home Products Corp                    45,100        2,866,105
Merck & Co Inc                                 48,300        4,522,087
                                                          -------------
                                                             7,388,192
                                                          -------------
Integrated Oils - 5.18%

Amerada Hess Corp                              59,400        4,339,912
Coastal Corp                                   51,200        4,521,600
Conoco Inc 'A'                                194,600        5,570,425
Transocean Sedco Forex Inc                     63,800        2,934,800
USX-Marathon Group                             68,200        1,892,550
                                                          -------------
                                                            19,259,287
                                                         -------------

Materials & Processing - 4.68%

Alcoa Inc                                     231,400        7,751,900
Dow Chemical Co                                94,200        3,450,075
International Paper Co                        151,500        6,183,094
                                                          -------------
                                                            17,385,069
                                                          -------------
Other - 1.23%

Honeywell International Inc                    96,300        4,556,194
                                                          -------------
Other Energy - 2.62%

Burlington Resources Inc                       98,300        4,964,150
Williams Cos Inc                              119,800        4,784,513
                                                          -------------
                                                             9,748,663
                                                          -------------
Producer Durables - 1.28%

Ingersoll-Rand Co                             113,700        4,761,188
                                                          -------------
Technology - 16.74%

3Com Corp *                                   245,700        2,088,450
Compaq Computer Corp                          432,600        6,510,630
Computer Associates International Inc         134,500        2,622,750
Dell Computer Corp *                          207,900        3,625,256
Gateway 2000 Inc *                            182,400        3,281,376
General Motors 'H' *                          150,500        3,461,500
Genuity Inc *                                 555,100        2,810,194
Hewlett-Packard Co                            133,100        4,200,969
IBM Corp                                       81,900        6,961,501
Intel Corp                                     46,700        1,412,675
Motorola Inc                                  253,400        5,131,350
National Semiconductor Corp *                 174,300        3,507,788
Palm Inc *                                     93,900        2,658,544
SCI Systems Inc *                             149,800        3,950,975
Solectron Corp *                              166,000        5,627,400
Tellabs Inc *                                  77,800        4,395,700
                                                          -------------
                                                            62,247,058
                                                          -------------
Utilities - 7.67%

Alltel Corp                                    72,200        4,507,988
AT&T Corp                                     143,400        2,482,613
SBC Communications Inc                        133,100        6,355,525
Verizon Communications                        210,900       10,571,364
WorldCom Inc *                                327,700        4,587,800
                                                          -------------
                                                            28,505,290
                                                          -------------
Total Common Stocks
   (Cost $293,776,717)                                     305,458,753
                                                          -------------
FOREIGN COMMON STOCKS - 7.58%

Australia - 1.36%

News Corp Ltd ADR Pref                        174,700        5,077,219
                                                          -------------

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

                                                              Market
                                              Shares          Value
                                              ------          -----

Canada - 1.77%

Canadian National Railway Co                  114,700       $3,405,156
Canadian Pacific Ltd                          110,600        3,159,012
                                                          -------------
                                                             6,564,168
                                                          -------------
France - 1.48%

Total Fina SA                                  75,800        5,509,713
                                                          -------------
Netherlands - 1.37%

Royal Dutch Petroleum Guilder                  84,000        5,087,250
                                                          -------------
Switzerland - 1.60%

Novartis AG ADR                               133,100        5,956,223
                                                          -------------
Total Foreign Common Stocks
   (Cost $27,466,306)                                       28,194,573
                                                          -------------

                                            Principal
                                              Amount
                                              ------
CONVERTIBLE CORPORATE BOND - 0.09%

Utilities - 0.09%

NTL Inc
   7.000% due 12/15/08                       $450,000          350,438
                                                          -------------
Total Convertible Corporate Bond
   (Cost $523,228)                                             350,438
                                                          -------------

                                              Shares
                                              ------
CALL OPTION - 0.01%

Consumer Discretionary - 0.01%

Costco Wholesale Corp
   Strike @ 35.00 Exp. 01/20/01
   52 Contracts                                 5,200           29,900
                                                          -------------
Total Call Option
   (Cost $9,256)                                                29,900
                                                          -------------

--------------------------------------------------------------------------------

                                                              Market
                                              Shares          Value
                                              ------          -----

PUT OPTIONS - 0.00%

Consumer Discretionary - 0.00%

Costco Wholesale Corp
   Strike @ 32.50 Exp. 01/20/01
   209 Contracts                               20,900           $3,919
                                                          -------------
McDonalds Corp
   Strike @ 30.00 Exp. 01/20/01
   317 Contracts                               31,700            5,944
                                                          -------------
Total Put Options
   (Cost $70,798)                                                9,863
                                                          -------------

                                            Principal
                                              Amount          Value
                                              ------          -----
SHORT-TERM INVESTMENT - 9.57%

SECURITIES HELD UNDER REPURCHASE
AGREEMENT - 9.57%

State Street Bank and Trust Co
   5.950% due 01/02/01
   (Dated 12/29/00, repurchase price
   of $35,582,508; collateralized by U.S.
   Treasury Bonds--market value
   $36,273,727 and due 11/15/16)          $35,559,000       35,559,000
                                                          -------------
Total Securities Held Under Repurchase
   Agreement                                                35,559,000
                                                          -------------
Total Short-Term Investment
   (Cost $35,559,000)                                       35,559,000
                                                          -------------

TOTAL INVESTMENTS - 99.42%
   (Cost $357,405,305)                                     369,602,527
                                                          -------------

OTHER ASSETS AND
LIABLILITIES, NET - 0.58%                                    2,151,932
                                                          -------------

NET ASSETS - 100.00%                                      $371,754,459
                                                          =============

See Notes to Financial Statements             See explanation of symbols on D-88

PACIFIC SELECT FUND
LARGE-CAP VALUE PORTFOLIO
Schedule of Investments (Continued)
December 31, 2000

--------------------------------------------------------------------------------

Notes to Schedule of Investments
--------------------------------

(a) Transactions in options for the year ended December 31, 2000, were as follows:

                                               Number of
                                               Contracts       Premium
--------------------------------------------------------------------------------
Outstanding, December 31, 1999                      162       $112,910
Options Written                                   2,552        644,145
Options Expired                                   1,059        299,738
Options Cancelled in Closing Purchases            1,077        390,686
                                            --------------------------
Outstanding, December 31, 2000                      578        $66,631
                                            ==========================

(b) Premiums received on written options:

                                  Number of
     Type                         Contracts     Permium          Value
--------------------------------------------------------------------------------
Call - Costco Wholesale Group
     Strike @ 35.00 Exp 01/20/01        261     $51,415       $150,075
Call - McDonalds Corp
     Strike @ 35.00 Exp 01/20/01        317      15,216         23,775
                                            --------------------------
                                                $66,631       $173,850
                                            ==========================

(c) At December 31, 2000, the net unrealized appreciation (depreciation) of investments based on cost of investments for Federal income tax purposes was as follows:

Tax cost basis                                            $357,405,305
                                                         ==============
Aggregate gross unrealized appreciation
for all investments in which there was an
excess of value over tax cost                              $44,517,059

Aggregate gross unrealized depreciation
for all investments in which there was an
excess of tax cost over value                              (32,319,837)
                                                         --------------
Net unrealized appreciation                                $12,197,222
                                                         ==============

        Explanation of Symbols for Schedules of Investments
        ---------------------------------------------------

  - Securities purchased in a private placement transaction; resale to the public may require registration.
  #    Forward buy contract.
  + Securities are valued under procedures established by the Board of Trustees.
  *    Non-income producing securities.
 ** Securities have been fully/partially segregated with the custodian to cover margin requirements for open futures contracts as of December 31, 2000.
  " Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity is shorter than the stated maturity.

See Notes to Financial Statements

                              PACIFIC SELECT FUND
                         NOTES TO FINANCIAL STATEMENTS


1. ORGANIZATION

 The Pacific Select Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company, organized as a Massachusetts business trust on May 4, 1987. At December 31, 2000, the Fund consisted of twenty-two separate portfolios (the "Portfolio" or "Portfolios"): the Aggressive Equity, Emerging Markets, Diversified Research, Small-Cap Equity (formerly Growth), International Large-Cap, Equity, I-Net Tollkeeper, Multi-Strategy, Equity Income, Strategic Value, Growth LT, Focused 30, Mid-Cap Value, Equity Index, Small-Cap Index, REIT, International Value (formerly International), Government Securities, Managed Bond, Money Market, High Yield Bond, and Large-Cap Value Portfolios. The assets of each Portfolio are segregated and a shareholder's interest is limited to the Portfolio in which shares are owned. The investment objective of each Portfolio is summarized in the following table:

 Aggressive        Capital appreciation.
  Equity
--------------------------------------
 Emerging Markets  Long-term growth of capital.
--------------------------------------
 Diversified       Long-term growth of capital.
  Research
--------------------------------------
 Small-Cap Equity  Growth of capital.
--------------------------------------
 International     Long-term growth of capital.
  Large-Cap
--------------------------------------
 Equity            Capital appreciation. Current income is of secondary
                   importance.
--------------------------------------
 I-Net Tollkeeper  Long-term growth of capital.
--------------------------------------
 Multi-Strategy    High total return.
--------------------------------------
 Equity Income     Long-term growth of capital and income.
--------------------------------------
 Strategic Value   Long-term growth of capital.
--------------------------------------
 Growth LT         Long-term growth of capital consistent with the preservation of capital.
--------------------------------------
 Focused 30        Long-term growth of capital.
--------------------------------------
 Mid-Cap Value     Capital appreciation.
--------------------------------------
 Equity Index      Investment results that correspond to the total return of
                   common stocks publicly traded in the U.S.
--------------------------------------
 Small-Cap Index   Investment results that correspond to the total return of an index of small capitalization companies.
--------------------------------------
 REIT              Current income and long-term capital appreciation.
--------------------------------------
 International     Long-term capital appreciation primarily through investment
  Value            in equity securities of corporations domiciled in countries other than the U.S.
--------------------------------------
 Government        Maximize total return consistent with prudent investment
  Securities       management.
--------------------------------------
 Managed Bond      Maximize total return consistent with prudent investment
                   management.
--------------------------------------
 Money Market      Current income consistent with preservation of capital.
--------------------------------------
 High Yield Bond   High level of current income.
--------------------------------------
 Large-Cap Value   Long-term growth of capital. Current income is of secondary importance.

 At December 31, 2000, shares of the Fund were offered only to Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific COLI Separate Account, Pacific COLI Separate Account II, Pacific COLI Separate Account III, Pacific Select Variable Annuity Separate Account, Separate Account A, Separate Account B and Pacific Corinthian Variable Separate Account of Pacific Life Insurance Company and Pacific Select Exec Separate Account of Pacific Life & Annuity Company, a wholly-owned subsidiary of Pacific Life Insurance Company ("Pacific Life").

 The Fund commenced operations on January 4, 1988. The Small-Cap Equity, Multi-Strategy, Equity Income, International Value, Government Securities, Managed Bond, Money Market and High Yield Bond Portfolios began operations at that date. The Equity Index Portfolio commenced operations on January 30, 1991, the Growth LT Portfolio commenced operations on January 4, 1994, the Aggressive Equity and Emerging Markets Portfolios commenced operations on April 1, 1996, the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios commenced operations on January 4, 1999, the Diversified Research and International Large-Cap Portfolios commenced operations on January 3, 2000, the I-Net Tollkeeper Portfolio commenced operations on May 1, 2000, the Strategic Value and Focused 30 Portfolios commenced operations on October 2, 2000, and the Equity Portfolio commenced operations on October 19, 1983 as a series of the Pacific Corinthian Variable Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

 The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America (U.S.
GAAP) for investment companies. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

 A. Portfolio Valuation

 The net asset value per share is calculated separately for each Portfolio. The net asset value per share is determined by dividing the value of each Portfolio's net assets by the number of outstanding shares of the Portfolio. Portfolio securities are valued and the net asset value per share is determined at or about 4:00 p.m. New York City time on each day the New York Stock Exchange is open.

 Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between the representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

determined in good faith pursuant to procedures established by the Board of Trustees of the Fund (such valuation methods were used for approximately 1% and 8% of the Government Securities and Managed Bond Portfolios' investments, respectively, at December 31, 2000). Money market instruments are valued at amortized cost, which approximates market value.

 B. Securities Transactions and Investment Income

 Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Portfolio becomes aware of the dividends. Interest income is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

 The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Fund will begin amortizing premiums and discounts on debt securities utilizing the effective interest method effective January 1, 2001. Prior to this date, the Fund had been amortizing premiums or discounts on debt securities on a straight-line method. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but is expected to be insignificant and will result in a change to the amortize cost of securities and a corresponding change in net unrealized appreciation or depreciation, based on securities held as of December 31, 2000.

 C. Foreign Currency Translation

 Foreign securities, which are not traded in U.S. currency, are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions. Pursuant to U.S. Federal income tax regulations, the Fund computes the effect of changes in foreign exchange rates from the fluctuations arising from changes in market prices on the sale of foreign currency denominated debt obligations. This foreign exchange component of the net gains or losses realized on the sales and maturities of such debt obligations is treated as ordinary income or loss for Federal income tax purposes.

 The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are reported as net realized and unrealized foreign exchange gain or loss.

 Reported net realized foreign exchange gains and losses arise from sales of Portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities at the period-end, resulting from changes in the exchange rate. Reclassification has been made relating to foreign exchange gains or losses from the net unrealized appreciation or depreciation on investments and assets and liabilities in foreign currencies to the accumulated undistributed net investment income or loss in the accompanying Statements of Assets and Liabilities.

 D. Federal Income Taxes

 The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

 E. Foreign Taxes on Dividends

 Dividend income in the Statements of Operations for the year ended December 31, 2000 is shown net of foreign taxes withheld on dividends from foreign securities. Foreign taxes withheld were as follows: Aggressive Equity Portfolio--$1,360; Emerging Markets Portfolio--$280,362; Diversified Research Portfolio--$1,299; Small-Cap Equity Portfolio--$5,526; International Large-Cap Portfolio--$196,060; Equity Portfolio--$909; I-Net Tollkeeper Portfolio--$490; Multi-Strategy Portfolio--$40,120; Equity Income Portfolio--$126,075; Growth LT Portfolio--$306,113; Focused 30 Portfolio--$1,502; Equity Index Portfolio-- $94,058; Small-Cap Index Portfolio--$489; REIT Portfolio--$18,666; International Value Portfolio--$2,585,663; Large-Cap Value Portfolio--$15,741.

 F. Expense Allocation

 General expenses of the Fund (including trustees, legal and audit fees, and proxy and shareholder meeting costs) are allocated among the Portfolios in proportion to their relative average daily net assets. Expenses which relate exclusively to a particular Portfolio (including advisory fees, registration fees, brokerage commissions, interest expenses and certain taxes) are borne directly by the particular Portfolio.

 G. Organization Costs

 Expenses incurred in connection with the Fund's organization and establishment of the Aggressive Equity and Emerging Markets Portfolios in 1996 and the offering of the shares of those Portfolios, aggregated approximately $23,410 per Portfolio. These costs had been deferred and amortized

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

over a period of five years at the rates of 10%, 15%, and 25% in years one, two, and three through five, respectively. Such expenses were fully amortized during 2000 for both Portfolios.

 Expenses incurred in connection with the Fund's organization and establishment of the Diversified Research, International Large-Cap, I-Net Tollkeeper, Strategic Value, and Focused 30 Portfolios and the offering of the shares of those Portfolios, aggregated approximately $19,733 per Portfolio for the Diversified Research and International Large-Cap Portfolios, $40,804 for the I-Net Tollkeeper Portfolio, and $37,008 per Portfolio for the Strategic Value and Focused 30 Portfolios. These costs were expensed as incurred.

 H. Equalization

 The Fund follows the accounting practice known as equalization, by which a portion of the proceeds from sales and costs of repurchases of Fund shares, equivalent on a per share basis to the amount of distributable investment income on the date of the transaction, is credited or charged to undistributed income. As a result, undistributed investment income per share is unaffected by sales or redemptions of Fund shares.

 I. Futures Contracts

 Certain Portfolios may use futures contracts to manage their exposure to the stock markets and to fluctuations in interest rates and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin receivables or payables represent the difference between the unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund's cost of the contract. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

 J. Options on Futures Contracts

 The Government Securities and Managed Bond Portfolios wrote options on interest rate futures contracts during the year ended December 31, 2000. When the Fund writes (sells) an option, an amount equal to the premium received is recorded as an asset with an equal liability which is "marked-to-market" based on the option's quoted daily settlement price. Any fluctuation in the value of such an instrument is recorded as unrealized appreciation or depreciation until terminated, at which time realized gains and losses are recognized. The purposes of using options on futures contracts include hedging exposure to rising interest rates while retaining capital gain potential from falling rates and capitalizing on anticipated changes in market volatility. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the statements of assets and liabilities. Risks may include an imperfect correlation between the changes in the market values of the securities held by the Fund and the prices of futures options, an illiquid secondary market for the instruments, or the inability of a counterparty to perform.

 K. Forward Foreign Currency Contracts

 Certain Portfolios may enter into forward foreign currency contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment in foreign securities. These contracts are "marked-to-market" daily at the applicable translation rates and any result of unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains or losses at the time the forward contract is closed. A forward contract is extinguished through a closing transaction or upon delivery of the currency. Risks may arise upon entering these contracts from the potential inability of a counterparty to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies.

 L. Swaps

 Certain Portfolios may enter into interest rate, total return and currency exchange swap agreements in order to obtain a desired return at a lower cost than if the Portfolios had invested directly in the asset that yielded the desired return. Swaps involve commitments to exchange components of income (generally interest or returns) pegged to the underlying assets based on a notional principal amount. Swaps are "marked to market" daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statements of Operations. A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a counterparty.

 M. Inflation-Indexed Bonds

 Inflation-Indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will result in an adjustment of interest income, even though investors do not receive their principal until maturity.

 N. Stripped Mortgage-Backed Securities

 Stripped Mortgage-Backed Securities (SMBS) represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of principal and interest. SMBS include interest-only securities (IOs), which receive all of the interest, and principal-only securities (POs), which receive all of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities. The market value of these securities is highly sensitive to changes in interest rates.

 O. Repurchase Agreements

 Each Portfolio in the Fund may invest in repurchase agreements. Repurchase agreements permit the investor to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

3.  INVESTMENT ADVISORY, AGENCY, SUPPORT SERVICES, AND DISTRIBUTION AGREEMENTS

 Pursuant to an Investment Advisory Agreement, Pacific Life serves as Investment Adviser to the Fund, and receives from the Fund the following advisory fees: for the Aggressive Equity Portfolio, an annual rate of .80% of the average daily net assets of the Portfolio; for the Emerging Markets and REIT Portfolios, an annual rate of 1.10% of average daily net assets of each of the Portfolios; for the Diversified Research Portfolio, an annual rate of
 .90% of the average daily net assets of the Portfolio; for the Small-Cap Equity, Equity, Multi-Strategy, and Equity Income Portfolios, an annual rate of .65% of average daily net assets of each of the Portfolios; for the International Large-Cap Portfolio, an annual rate of 1.05% of average daily net assets of the Portfolio; for the I-Net Tollkeeper Portfolio, an annual rate of 1.50% of average daily net assets of the Portfolio; for the Strategic Value and Focused 30 Portfolios, an annual rate of 0.95% of average daily net assets of each of the Portfolios, for the Growth LT Portfolio, an annual rate of .75% of the average daily net assets of the Portfolio; for the Mid-Cap Value, International Value, and Large-Cap Value Portfolios, an annual rate of
 .85% of average daily net assets of each of the Portfolios; for the Equity Index Portfolio, an annual rate of .25% of the average daily net assets of the Portfolio; for the Small-Cap Index Portfolio, an annual rate of .50% of the average daily net assets of the Portfolio; for the Government Securities, Managed Bond, and High Yield Bond Portfolios, an annual rate of .60% of average daily net assets of each of the Portfolios; and for the Money Market Portfolio, an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. The fees are accrued daily.

 The Fund and Pacific Life also entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Life provides support services that are outside the scope of Pacific Life's responsibilities under the Advisory Contract. Under the Agreement, the Fund compensates Pacific Life for its expenses in providing support services to the Fund in connection with various matters including the expense of registering and qualifying the Fund on State and Federal levels, providing legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to existing shareholders. Pacific Life provides these support services to the Fund on a cost reimbursement basis.

 Pursuant to Portfolio Management Agreements, the Fund and Pacific Life employ portfolio managers for twenty of the twenty-two Portfolios of the Fund. The costs of such services are borne by Pacific Life as Investment Adviser to the Fund.

 Pursuant to an Agency Agreement, Pacific Life serves as transfer agent and dividend disbursing agent for the Fund, without remuneration from the Fund.

 Pacific Select Distributors, Inc. (formerly Pacific Mutual Distributors, Inc.), a wholly-owned subsidiary of Pacific Life, serves as distributor of the Fund's shares without direct remuneration from the Fund, except for the amount of recaptured commissions received from the Fund under the brokerage enhancement 12b-1 plan (Note 6) for promoting and marketing fund shares.

4.  CUSTODIAN AND PORTFOLIO ACCOUNTING AGENT

 Custodial and portfolio accounting service costs are accrued under the Custody Agreements on a daily basis by the Fund on a per transaction and net asset basis for each Portfolio.

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)


5.  DISTRIBUTIONS TO SHAREHOLDERS

 The Fund currently declares and pays dividends on net investment income monthly for all the Portfolios, except the Emerging Markets, International Large-Cap, and International Value Portfolios, for which dividends are declared and paid at least annually. All realized capital gains are distributed at least annually for all Portfolios. Distributions to shareholders are recorded on the ex-dividend date. All dividends are reinvested in additional shares of the related Portfolios unless a shareholder elects to receive a dividend in cash.

 Dividends on net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing treatments for futures and options, foreign currency transactions, passive foreign investment companies (PFICs), capital loss carryforwards and losses deferred due to wash sales. Permanent book and tax differences relating to shareholder distributions will result in reclassifications of paid-in capital.

 The Fund declared and paid sufficient dividends on net investment income and capital gains distributions during 2000 to qualify as a regulated investment company and is not required to pay the Federal excise tax under Regulation M of the Internal Revenue Code ("the Code"). The Fund also intends to declare and distribute sufficient dividends during 2001 to avoid Federal income and capital gains taxes, pursuant to the Code. Net capital loss carryovers and post-October 31 capital losses, if any, at December 31, 2000, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Post-October 31 foreign currency losses, if any, will offset future net investment income and thereby reduce future ordinary income distributions. The net capital loss carryovers and post-October capital losses and foreign currency losses deferred at December 31, 2000 were as follows:

                          Net Capital
                             Loss
   Portfolios              Carryover    Expiration
------------------------ ------------- ------------
 Aggressive Equity        $1,668,249       2008
 Emerging Markets          3,084,545    2005-2008
 Diversified Research        501,178       2008
 International Large-Cap   2,352,419       2008
 I-Net Tollkeeper          2,613,840       2008
 Strategic Value              92,633       2008
 Focused 30                  169,822       2008
 Government Securities       765,443    2007-2008
 Managed Bond             20,526,829    2007-2008
 High Yield Bond          34,780,188    2006-2008

                                       Post- October
                         Post- October    Foreign
                            Capital      Currency
   Portfolios            Loss Deferral Loss Deferral
------------------------ ------------- -------------
 Aggressive Equity        $1,366,873
 Emerging Markets          4,948,287      $40,577
 Diversified Research      2,590,768
 Small-Cap Equity         12,222,178
 International Large-Cap   1,712,271      131,230
 Equity                      948,900
 I-Net Tollkeeper          6,275,698
 Multi-Strategy            1,810,367
 Equity Income            16,190,647
 Strategic Value             511,343
 Growth LT                47,982,869
 Focused 30                2,155,131
 Equity Index              3,836,286
 Small-Cap Index             643,435
 International Value      36,568,424
 High Yield Bond           1,373,981

6. EXPENSE REDUCTIONS

 Pacific Life has contractually agreed to waive its fees or otherwise reimburse the Fund for its operating expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign tax on dividends, interest, or gains, and extraordinary expenses, in excess of .10% of average daily net assets, through December 31, 2001. Such waiver or reimbursement is subject to repayment to Pacific Life to the extent such expenses fall below the 0.10% expense cap. For each Portfolio, Pacific Life's right to repayment is limited to amounts waived and/or reimbursed that exceed the 0.10% expense cap. Any amounts repaid to Pacific Life will have the effect of increasing such expenses of the portfolio, but not above the 0.10% expense cap. For the year ended December 31, 2000, the operating expenses for each of the Portfolios, except for the I-Net Tollkeeper, Strategic Value, Focused 30 and Small-Cap Index Portfolios, were below the .10% expense cap.

 The Fund has entered into an arrangement with its custodian as well, whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian fees and expenses.

 Also, the Fund has a brokerage enhancement 12b-1 plan, under which brokerage transactions, subject to best price and execution, may be placed with certain broker-dealers in return for credits, cash or other compensation ("recaptured commissions" or "recaptured distribution expenses"). While a Portfolio pays the cost of brokerage transactions when it buys or sells a Portfolio security, there are no fees or charges to the Fund under the plan. Recaptured

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

commissions may be used to promote and market fund shares and the distributor may therefore defray expenses for distribution that it might otherwise incur. The Fund is required to disclose the amount of recaptured commissions used to defray these expenses as a distribution expense.

 The adviser expense reimbursement, custodian credits, and recaptured distribution expenses are presented in the accompanying Statements of Operations.

7. ACQUISITION OF BOND AND INCOME PORTFOLIO

 On September 22, 2000, the Managed Bond Portfolio ("Managed Bond") acquired all the net assets of the Bond and Income Portfolio ("Bond and Income") pursuant to a plan of reorganization approved by the Fund's Board and shareholders of Bond and Income on August 23, 2000. The acquisition was accomplished by a tax-free exchange of 16,433,463 shares of Bond and Income outstanding on September 22, 2000 for 17,717,019 shares of Managed Bond (valued at $187,479,881). Bond and Income's net assets at that date, included $4,443,825 of unrealized depreciation. The aggregate net assets of Managed Bond and Bond and Income immediately before the acquisition were $1,343,549,199 and $187,479,881, respectively.

 Pacific Life paid half of the reorganization cost. Managed Bond and Bond and Income paid the other half of the expenses relating to the reorganization, which were allocated ratably on the basis of their relative net asset values immediately before the acquisition. Total reorganization costs amounted to $195,116, of which $97,558 was paid by Pacific Life, and $85,612 and $11,946, were paid by Managed Bond and Bond and Income, respectively.

8. TRANSACTIONS WITH AFFILIATES

 The Fund has incurred $114,852,580 (including $862,585 for the Bond and Income Portfolio through the day of reorganization) of investment advisory fees and $439,651 of support services expenses to Pacific Life for the year ended December 31, 2000 (Note 3). At December 31, 2000, $9,996,230 and $15,157
respectively, remained payable. The Fund also incurred $649,832 of distribution expenses, under the brokerage enhancement 12b-1 plan which was paid to Pacific Select Distributors, Inc. for the year ended December 31, 2000. There were no outstanding payables at December 31, 2000.

 Certain officers and directors of Pacific Life are also officers and trustees of the Fund.

9. SECURITIES LENDING

 The Fund may loan securities to certain brokers, dealers and other financial institutions who pay the Fund's negotiated lenders' fees. The Fund receives cash collateral, letters of credit, or U.S. Government Securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. Income generated from securities lending is included in Other Investment Income on the Statements of Operations. At December 31, 2000, the market value of securities loaned by the Fund was $1,178,731,591 for which the Fund received collateral of $1,222,191,442. For the year ended December 31, 2000, total income generated from securities lending by the Fund were as follows:

   Portfolios            Income
------------------    ------------
 Aggressive Equity        $386,136
 Emerging Markets          145,420
 Diversified Research       16,206
 Small-Cap Equity          828,032
 International Large-
  Cap                       12,938
 Equity                    128,422
 I-Net Tollkeeper           30,726
 Multi-Strategy             95,761
 Equity Income             107,267
 Strategic Value             1,702
 Growth LT               1,667,214
 Focused 30                  2,443
 Mid-Cap Value              36,658
 Equity Index              160,563
 Small-Cap Index           156,972
 REIT                        8,611
 Government
  Securities                10,019
 Managed Bond               40,814
 High Yield Bond           228,246
 Large-Cap Value            33,479
                      ------------
 Total                  $4,097,629
                      ------------

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)


10. PURCHASES AND SALES OF SECURITIES

 Purchases and sales of securities (excluding short-term investments and the Money Market Portfolio since it trades exclusively in short-term debt securities) for the year ended December 31, 2000 are summarized in the following tables:

                          U.S. Government Securities
       Portfolios          Purchases        Sales
------------------------ -------------- --------------
 Multi-Strategy          $1,409,275,297 $1,389,138,521
 Government Securities    2,848,682,416  2,564,305,711
 Managed Bond             7,262,924,585  6,540,395,766
 High Yield Bond              2,932,031      8,856,797
                               Other Securities
       Portfolios          Purchases        Sales
------------------------ -------------- --------------
 Aggressive Equity         $853,728,233   $787,193,638
 Emerging Markets           318,702,570    246,183,746
 Diversified Research       159,812,420     15,591,129
 Small-Cap Equity           530,360,635    238,356,259
 International Large-Cap    426,829,506     41,209,719
 Equity                   1,088,181,095    714,779,164
 I-Net Tollkeeper           205,317,045     48,638,616
 Multi-Strategy             387,914,319    367,588,767
 Equity Income            1,177,546,617    840,274,728
 Strategic Value             39,370,982      3,340,587
 Growth LT                3,292,245,798  2,446,942,831
 Focused 30                  41,284,522      5,979,921
 Mid-Cap Value              520,779,189    290,128,151
 Equity Index               542,658,508    104,253,236
 Small-Cap Index            176,660,466    101,546,167
 REIT                       111,689,283     17,460,374
 International            1,057,333,908    910,591,451
 Government Securities       96,012,281     36,457,130
 Managed Bond               963,797,173    324,502,393
 High Yield Bond            293,614,101    276,897,107
 Large-Cap Value            335,537,968    188,255,273

                              PACIFIC SELECT FUND
                   NOTES TO FINANCIAL STATEMENTS (Continued)

11. SHARES OF BENEFICIAL INTEREST

  Transactions in Fund shares for the year ended December 31, 2000 and 1999 were as follows:

                     Aggressive Equity
                         Portfolio               Emerging Markets Portfolio         Diversified Research Portfolio (1)
                     2000         1999             2000                1999               2000               1999
                  -----------  -----------  ------------------  ------------------  -----------------  -----------------
Beginning
 Balances          32,051,084   17,279,799          20,716,155          15,561,552                 --                 --
Shares sold        34,568,567   30,692,189          28,639,355          14,786,105         16,022,909                 --
Distributions
 reinvested         1,220,712    2,131,938              12,579              69,889             37,543                 --
Shares redeemed   (27,466,606) (18,052,842)        (22,795,809)         (9,701,391)        (2,873,437)                --
                  ------------------------  --------------------------------------  ------------------------------------
Ending Balances    40,373,757   32,051,084          26,572,280          20,716,155         13,187,015                 --
                  ------------------------  --------------------------------------  ------------------------------------

                     Small-Cap Equity
                       Portfolio (2)        International Large-Cap Portfolio (1)            Equity Portfolio
                     2000         1999             2000                1999               2000               1999
                  -----------  -----------  ------------------  ------------------  -----------------  -----------------
Beginning
 Balances          14,271,488   11,690,001                  --                  --         27,801,137         17,171,798
Shares sold        27,531,938    7,047,037          57,664,464                  --         16,712,068         13,352,058
Distributions
 reinvested         1,848,007    1,509,779              39,461                  --          2,409,200          1,640,643
Shares redeemed   (16,158,085)  (5,975,329)        (11,442,485)                 --         (6,954,324)        (4,363,362)
                  ------------------------  --------------------------------------  ------------------------------------
Ending Balances    27,493,348   14,271,488          46,261,440                  --         39,968,081         27,801,137
                  ------------------------  --------------------------------------  ------------------------------------

                     I-Net Tollkeeper
                       Portfolio (1)              Multi-Strategy Portfolio                Equity Income Portfolio
                     2000         1999             2000                1999               2000               1999
                  -----------  -----------  ------------------  ------------------  -----------------  -----------------
Beginning
 Balances                  --           --          43,552,060          33,278,592         65,340,547         46,933,977
Shares sold        18,317,870           --           7,519,976          12,093,687         16,358,629         20,377,767
Distributions
 reinvested                --           --           4,947,698           3,304,978          7,291,880          5,013,402
Shares redeemed    (1,281,078)          --          (6,492,982)         (5,125,197)        (6,250,909)        (6,984,599)
                  ------------------------  --------------------------------------  ------------------------------------
Ending Balances    17,036,792           --          49,526,752          43,552,060         82,740,147         65,340,547
                  ------------------------  --------------------------------------  ------------------------------------

                      Strategic Value
                       Portfolio (1)                 Growth LT Portfolio                  Focused 30 Portfolio (1)
                     2000         1999             2000                1999               2000               1999
                  -----------  -----------  ------------------  ------------------  -----------------  -----------------
Beginning
 Balances                  --           --          76,688,443          48,842,241                 --                 --
Shares sold         4,941,470           --          38,253,519          33,304,753          6,367,111                 --
Distributions
 reinvested             7,360           --          16,828,696           4,956,150             27,491                 --
Shares redeemed      (557,939)          --         (17,557,087)        (10,414,701)          (440,874)                --
                  ------------------------  --------------------------------------  ------------------------------------
Ending Balances     4,390,891           --         114,213,571          76,688,443          5,953,728                 --
                  ------------------------  --------------------------------------  ------------------------------------

                  Mid-Cap Value Portfolio
                            (1)                    Equity Index Portfolio              Small-Cap Index Portfolio (1)
                     2000         1999             2000                1999               2000               1999
                  -----------  -----------  ------------------  ------------------  -----------------  -----------------
Beginning
 Balances          10,233,286           --          63,103,484          46,287,946          9,797,673                 --
Shares sold        24,102,372   12,093,830          18,993,155          22,381,370         15,005,373         11,493,981
Distributions
 reinvested           289,933       21,753           1,456,889             864,106            249,945            152,986
Shares redeemed    (3,122,844)  (1,882,297)         (7,789,548)         (6,429,938)        (8,664,508)        (1,849,294)
                  ------------------------  --------------------------------------  ------------------------------------
Ending Balances    31,502,747   10,233,286          75,763,980          63,103,484         16,388,483          9,797,673
                  ------------------------  --------------------------------------  ------------------------------------

                    REIT Portfolio (1)        International Value Portfolio (2)       Government Securities Portfolio
                     2000         1999             2000                1999               2000               1999
                  -----------  -----------  ------------------  ------------------  -----------------  -----------------
Beginning
 Balances           5,224,471           --          91,028,462          63,043,233         42,389,214         17,345,804
Shares sold        11,071,671    5,890,570         256,498,165         209,009,130         18,535,850         26,362,638
Distributions
 reinvested           446,334      187,629           3,034,683           3,588,759          2,654,919          1,984,037
Shares redeemed    (2,932,952)    (853,728)       (247,391,037)       (184,612,660)        (9,934,184)        (3,303,265)
                  ------------------------  --------------------------------------  ------------------------------------
Ending Balances    13,809,524    5,224,471         103,170,273          91,028,462         53,645,799         42,389,214
                  ------------------------  --------------------------------------  ------------------------------------

                  Managed Bond Portfolio           Money Market Portfolio                High Yield Bond Portfolio
                     2000         1999             2000                1999               2000               1999
                  -----------  -----------  ------------------  ------------------  -----------------  -----------------
Beginning
 Balances         105,646,246   67,320,096         104,868,817          47,651,670         50,920,270         41,704,121
Shares sold        51,202,696   41,200,933         640,592,443         474,649,690         25,429,153         21,750,241
Distributions
 reinvested         7,925,455    7,178,650           6,184,299           3,539,561          5,114,018          4,074,562
Shares redeemed   (15,599,111) (10,053,433)       (627,128,532)       (420,972,104)       (26,263,667)       (16,608,654)
                  ------------------------  --------------------------------------  ------------------------------------
Ending Balances   149,175,286  105,646,246         124,517,027         104,868,817         55,199,774         50,920,270
                  ------------------------  --------------------------------------  ------------------------------------

                      Large-Cap Value
                       Portfolio (1)
                     2000         1999
                  -----------  -----------
Beginning
 Balances          15,285,450           --
Shares sold        24,275,148   17,958,311
Distributions
 reinvested           313,584       69,081
Shares redeemed   (10,359,902)  (2,741,942)
                  ------------------------
Ending Balances    29,514,280   15,285,450
                  ------------------------

-------------------
(1) Operations commenced on January 4, 1999 for the Mid-Cap Value, Small-Cap Index, REIT, and Large-Cap Value Portfolios, January 3, 2000 for the Diversified Research and International Large-Cap Portfolios, May 1, 2000 for the I-Net Tollkeeper Portfolio, and October 2, 2000 for the Strategic Value and Focused 30 Portfolios.
(2) Small-Cap Equity Portfolio was formerly named Growth Portfolio and International Value Portfolio was formerly named International Portfolio.

                                --------------

SPECIAL MEETINGS OF SHAREHOLDERS
(Unaudited)

 In accordance with Rule 30d-1, under the Investment Company Act of 1940, the Pacific Select Fund (the "Fund") is required to furnish certain information regarding any matters submitted to a vote of the Fund's shareholders.

 Shareholders of record on January 14, 2000, representing 106,197,859.98 shares of the Managed Bond Portfolio and 42,444,085.70 shares of the Government Securities Portfolio, were notified that a Special Meeting of Shareholders (the "Meeting") would be held at the offices of the Fund on March 13, 2000. 100.00% of the outstanding shares were voted. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined below:

                                                                                               Total Outstanding
                                Votes For            Votes Against           Abstentions            Shares
                                ---------            -------------           -----------       -----------------
                            Number     Percent *    Number    Percent *    Number    Percent *      Number
                            ------     ---------    ------    ---------    ------    ---------      ------
Proposal #1
To approve or disapprove a new Portfolio Management Agreement with Pacific
Investment Management Company LLC ("PIMCO").

Managed Bond............ 98,683,665.89   92.92%  1,736,264.94   1.64%   5,777,929.15   5.44%    106,197,859.98
Government Securities... 39,294,441.85   92.58%    770,566.98   1.82%   2,379,076.87   5.60%     42,444,085.70

 Shareholders of record on May 18, 2000 representing 17,303,697.44 shares of the Bond and Income Portfolio, were notified that a Special Meeting of Shareholders would be held at the offices of the Fund on August 23, 2000. 99.53% of the outstanding shares were voted. A brief description of the matters voted upon as well as the voting results of the aforementioned Meeting are outlined below:

                                                                                                         Total Outstanding
                        Votes For           Votes Against          Abstentions        Shares Not Voted        Shares
                        ---------           -------------          -----------        ----------------   -----------------
                    Number     Percent *   Number   Percent *    Number    Percent *  Number   Percent *      Number
                    ------     ---------   ------   ---------    ------    ---------  ------   ---------      ------
Proposal #1
To approve or disapprove a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of the Bond and Income
Portfolio by the Managed Bond Portfolio.

Bond and
 Income......... 15,851,856.74   91.61%  292,787.45   1.69%   1,078,146.71   6.23%   80,906.54   0.47%     17,303,697.44

* Based on total shares outstanding


                                ---------------

Annual Report
as of December 31, 2000

 . Pacific Select Fund













Accountants
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626


Counsel
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006-2401







                                                Pacific Select Fund
                                                700 Newport Center Drive
                                                P.O. Box 7500
                                                Newport Beach, California
                                                92658-7500

                                                ADDRESS SERVICE REQUESTED

Form No. 15-20951-03
         1331-1A
         85-23211-00